Prospectus

Class A, B and C Shares

February 28, 2007

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

■ Goldman Sachs Short Duration Tax-Free Fund

■  Goldman Sachs California Intermediate AMT-Free Municipal Fund
■ Goldman Sachs New York Intermediate AMT-Free Municipal Fund
■ Goldman Sachs Municipal Income Fund

■  Goldman Sachs High Yield Municipal Fund

■  Goldman Sachs Tennessee Municipal Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM”), serves as investment adviser to the Short Duration Tax-Free, California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Funds Described In This Prospectus Are Not Money Market Funds. Investors In The Funds Should Understand That The Net Asset Value (“NAV”) Of The Funds Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Municipal Fixed Income Investing Philosophy:
Fixed income markets are constantly evolving and are highly diverse. Our municipal management process is deeply rooted in a philosophy of disciplined “bottom up” research which seeks to recognize tactical opportunities, pricing mismatches and strategic trends. As a result of market inefficiencies, we believe our market access and expertise has historically been an important driver of risk-adjusted returns. Our process emphasizes:

■	In-depth security research
■	Tax efficiency and after-tax income
■	Yield Curve Strategies
■	Disciplined Risk Management

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

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With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated

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GENERAL INVESTMENT MANAGEMENT APPROACH

below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. A Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

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Fund Investment Objectives and Strategies

Goldman Sachs Short Duration Tax-Free Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers 1–3 Year Municipal Bond Index plus or minus 0.5 years

Expected Approximate Interest Rate Sensitivity:	2.5-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers 1–3 Year Municipal Bond Index

Symbols:	Class A: GSDTX, Class B: GSDBX, Class C: GSTCX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market conditions, the Fund’s investments in private activity bonds and taxable investments

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers 1-3 Year Municipal Bond Index has ranged between two and two and a half years.

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

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Goldman Sachs California Intermediate AMT-Free Municipal Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers CA 1–10 Year Municipal Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	6-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality
Weighted Average = AA/A+ or better

Benchmark:	Lehman Brothers CA 1–10 Year Municipal Bond Index

Symbols:	Class A: GCAAX, Class C: GCACX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from California State personal income tax, and is consistent with preservation of capital. As a secondary objective, the Fund seeks to maximize after-tax total return consistent with the Fund’s intermediate duration and AA/A+ average credit quality.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities issued by or on behalf of the State of California and its political subdivisions, agencies, instrumentalities and public authorities and other states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), is not a tax preference item under the federal alternative minimum tax and is exempt

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the past 10 years, the duration of the Lehman Brothers CA 1-10 Year Municipal Bond Index has ranged between approximately four and five years.

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

from California State personal income tax. Under normal circumstances, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. The Fund may also invest up to 20% of its Net Assets in Municipal Securities that are subject to California State personal income tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. Under normal circumstances, the Fund maintains a dollar-weighted average portfolio maturity of three to ten years. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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Goldman Sachs New York Intermediate AMT-Free Municipal Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers NY 1-10 Year Municipal Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	6-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality Weighted Average = AA/A+ or better

Benchmark:	Lehman Brothers NY 1-10 Year Municipal Bond Index

Symbols:	Class A: GNYAX, Class C: GNYCX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from New York State and City personal income taxes, and is consistent with preservation of capital. As a secondary objective, the Fund seeks to maximize after-tax total return consistent with the Fund’s intermediate duration and AA/A+ average credit quality.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities issued by or on behalf of the State of New York and its political subdivisions, agencies, instrumentalities and public authorities and other Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), is not a tax preference item under the federal alternative minimum tax and is exempt from

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the past 10 years, the duration of the Lehman Brothers NY 1-10 Year Municipal Bond Index has ranged between approximately four and five years.

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

New York State and City personal income taxes. Under normal circumstances, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. The Fund may also invest up to 20% of its Net Assets in Municipal Securities that are subject to New York State and/or New York City personal income taxes. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. Under normal circumstances the Fund maintains a dollar-weighted average portfolio maturity of three to ten years. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

The Fund is “non-diversified” under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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Goldman Sachs Municipal Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	15-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality Weighted Average = A or better

Benchmark:	Lehman Brothers Aggregate Municipal Bond Index

Symbols:	Class A: GSMIX, Class B: GSMBX, Class C: GSMUX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Municipal Bond Index has ranged between six and eight years.

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Municipal Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus 2 years

Expected Approximate Interest Rate Sensitivity:	15–20-year municipal bond

Credit Quality:	At least 65% of total assets = BBB or Baa or lower at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmarks:	Lehman Brothers Aggregate Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index

Symbols:	Class A: GHYAX, Class B: GHYBX, Class C: GHYCX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in high-yield Municipal Securities that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a NRSRO, and non-investment grade securities are securities rated BB, Ba or below by a NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. Under normal circumstances, the Fund may also invest up to 35% of its Total Assets in higher grade fixed-income securities.

In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the durations of the Lehman Brothers Aggregate Municipal Bond and Lehman Brothers High Yield Municipal Bond Indexes have ranged between six and eight years and six and nine years, respectively.

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Goldman Sachs High Yield Municipal Fund continued

perspective. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB/Ba or lower).

Under normal market conditions, the Fund invests at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes).

The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Recognizing that the high-yield municipal market may consist of a limited number of attractive investment opportunities at any one time, the Investment Adviser may temporarily close the Fund to new investors in circumstances when it believes that a sufficient quantity of appropriate high-yield Municipal Securities is not available in the market place. The closure of the Fund under these circumstances generally will not preclude existing shareholders of the High Yield Municipal Fund from purchasing or redeeming Fund shares, although the Investment Adviser reserves the right to close the Fund to additional purchases by existing Fund shareholders in its discretion. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

Discretionary mutual fund wrap programs that use the Fund as an investment option may allow new customers to select the Fund as an investment option within the program sponsor’s standard pre-determined asset allocation models and to make purchases of shares of the Fund during the Fund’s temporary closures, subject to the following conditions: (i) the sponsor of such program must comply with the limitations (which may include limitations on the volume of purchases of Fund shares) that the Fund or the Investment Adviser believe to be reasonable in the interests of the Fund; (ii) the program sponsor must provide written assurances that it has appropriate controls in place to implement the Fund’s closure policy properly; and (iii) Goldman, Sachs & Co. must approve such sponsor. In addition, the Fund and its Investment adviser reserve, at all times, the right to reject any order for the purchase of Fund shares from any program sponsor and to close the Fund to any discretionary mutual fund wrap program at any time. Discretionary mutual fund wrap programs that establish the Fund as a new investment option

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

while the Fund is temporarily closed will not be permitted to make purchases of shares of the Fund until the Fund re-opens.

The Fund is “non-diversified” under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

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Goldman Sachs Tennessee Municipal Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	15-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Municipal Bond Index

Symbols:	Class A: GTNAX Class C: GTNCX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and Tennessee State personal income tax and is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities issued by or on behalf of the State of Tennessee and its political subdivisions, agencies, instrumentalities and public authorities and other states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and is exempt from Tennessee State personal income tax. The Fund may also invest up to 20% of its Net Assets in Municipal Securities that are subject to Tennessee State personal income tax. The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. For more information about the Fund’s investments in Municipal

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Municipal Bond Index has ranged between approximately 6 and 8 years.

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FUND INVESTMENT OBJECTIVE AND STRATEGIES

Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

The Fund is “non-diversified” under the Act and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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Other Investment Practices
and Securities

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfund.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

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OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage
limitation on usage;		California	New York
limited only by the	Short	Intermediate	Intermediate
objectives and	Duration	AMT-Free	AMT-Free	Municipal	High Yield	Tennessee
strategies of the Fund	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Interest Rate and Total Return Swaps*	•	•	•	•	•	•
Financial Futures Contracts	•	•	•	•	•	•
Interest Rate Floors, Caps and Collars	•	•	•	•	•	•
Options (including Options on Futures)	•	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Standby Commitments and Tender Option Bonds	•	•	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

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10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage		California	New York
limitation on usage;	Short	Intermediate	Intermediate
limited only by the,	Duration	AMT-Free	AMT-Free	Municipal	High Yield	Tennessee
objectives and strategies of the Fund	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal
— Not permitted**	Fund	Fund	Fund	Fund	Fund	Fund

Investment Securities
Asset-Backed Securities	•	•	•	•	•	•
Convertible Securities	•	•	•	•	•	•
Corporate Debt Obligations and Trust Preferred Securities	•	•	•	•	•	•
Floating and Variable Rate Obligations	•	•	•	•	•	•
Lower Grade Fixed Income Securities	—	—	—	—	65+[1]	—
Structured Securities*	•	•	•	•	•	•
Taxable Municipal Securities	20	20	20	20	20	20
Tax-Free Municipal Securities	80+[2]	80+[3]	80+[4]	80+[5]	80+[5]	80+[6]
Temporary Investments	•[7]	•[7]	•[7]	•[7]	•[7,8]	•[7]
U.S. Government Securities	•	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.
[1]	The High Yield Municipal Fund will invest at least 65% of its Total Assets in lower grade securities under normal circumstances.
[2]	The Short Duration Tax-Free Fund will invest 80% of its Net Assets in obligations the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax.
[3]	The California Intermediate AMT-Free Municipal Fund will invest 80% of its Net Assets in Municipal Securities the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax and is exempt from California State personal income tax.
[4]	The New York Intermediate AMT-Free Municipal Fund will invest at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax and is exempt from New York State and City personal income tax.
[5]	The Municipal Income and High Yield Municipal Funds will invest at least 80% of their Net Assets in municipal securities, the interest on which is exempt from regular federal income tax.
[6]	The Tennessee Municipal Fund will invest at least 80% of its Net Assets in Municipal Securities the interest of which is exempt from regular federal income tax and is exempt from Tennessee State personal income tax.
[7]	Each Fund may invest no more than 20% of its Net Assets in taxable investments under normal market conditions. Under unusual conditions, taxable investments may exceed this percentage.
[8]	The High Yield Municipal Fund may for this purpose invest in investment and high grade securities without limit.

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Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Short	California	New York
	Duration	Intermediate	Intermediate	Municipal	High Yield	Tennessee
• Applicable	Tax-Free	AMT-Free Municipal	AMT-Free Municipal	Income	Municipal	Municipal
— Not applicable*	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•

Credit/Default	•	•	•	•	•	•

Call	•	•	•	•	•	•

Extension	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•

U.S. Government Securities	•	•	•	•	•	•

Market	•	•	•	•	•	•

Management	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•

Non-Diversification	—	•	•	—	•	•

“Junk Bond”	—	—	—	—	•	—

Tax	•	•	•	•	•	•

Concentration	•	•	•	•	•	•

California/New York/Tennessee	—	•	•	—	—	•

*	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

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All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings), or the counterparty in a derivative investment, may default on its obligation to pay interest and repay principal. This risk includes the risk of default on foreign letters of credit or guarantees that back Municipal Securities.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities that may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes

20

PRINCIPAL RISKS OF THE FUNDS

may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase a Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
■	Tax Risk—The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation and, for the California Intermediate AMT- Free Municipal Fund and New York Intermediate AMT-Free Municipal Fund, certain state taxes, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.
■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. At the October 31, 2006 fiscal year end of the High Yield Municipal Fund, the Fund had invested more than 25% of its assets in the Municipal Securities of issuers located in Florida.

Specific Funds:

■	Non-Diversification Risk—The High Yield Municipal Fund, California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund and Tennessee Municipal Fund are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

21

■	“Junk Bond” Risk—The High Yield Municipal Fund will invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	California/New York/Tennessee Risk—The California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal and Tennessee Municipal Funds intend to invest primarily in California municipal obligations, New York municipal obligations and Tennessee municipal obligations, respectively. The investments of the Funds are, therefore, affected by political and economic developments within these States, and by the financial condition of these States, their public authorities and political sub-divisions. If California, New York, Tennessee or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. See Appendix A in this Prospectus for more information concerning the risks of investing in California, New York and Tennessee.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

22

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) with respect to the bar charts, changes in the performance of a Fund’s Class A Shares from year to year for up to the last ten calendar years and (b) with respect to the table, how the average annual total returns of a Fund’s Class A, B and C Shares* compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Tennessee Municipal Fund first began operations as the Tennessee Tax-Free Portfolio of First Funds (the “Predecessor Fund”). In June 2006, the Predecessor Fund was reorganized as a new portfolio of Goldman Sachs Trust. Since the Tennessee Municipal Fund has less than a calendar year’s performance, no performance for the Tennessee Municipal Fund is provided in this section. Performance of the Predecessor Fund is not shown because as part of the reorganization the Predecessor Fund changed its investment adviser to GSAM.

The average annual total return calculation reflects a maximum initial sales charge of 2.0% for Class A Shares of Short Duration Tax-Free Fund and 4.5% for Class A Shares of Municipal Income, California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal and High Yield Municipal Funds; the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (2% maximum declining to 0% after three years for the Short Duration Tax-Free Fund and 5% maximum declining to 0% after six years for the Municipal Income and High Yield Municipal Funds); and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts (including “Best Quarter” and “Worst Quarter” information) do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

*	Currently, Class B shares of the Short Duration Tax-Free Fund may no longer be purchased except in connection with the reinvestment of dividends and capital gains. Additionally, the California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal and Tennessee Municipal Funds do not currently, but may in the future, offer Class B Shares.

23

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

24

FUND PERFORMANCE

Short Duration Tax-Free Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q2 ’02 +2.58% Worst Quarter* Q2 ’04 -1.02%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Class A (Inception 5/1/97)
Returns Before Taxes	0.98%	2.01%	3.09%
Returns After Taxes on Distributions**	0.93%	2.00%	3.09%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.67%	2.05%	3.08%
Lehman Brothers 1-3 Year Municipal Bond Index***	3.09%	2.51%	3.66%

Class B (Inception 5/1/97)
Returns Before Taxes	0.39%	1.82%	2.68%
Lehman Brothers 1-3 Year Municipal Bond Index***	3.09%	2.51%	3.66%

Class C (Inception 8/15/97)
Returns Before Taxes	1.27%	1.68%	2.41%
Lehman Brothers 1-3 Year Municipal Bond Index***	3.09%	2.51%	3.58%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes.

25

California Intermediate AMT-Free Municipal Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q3 ’06 +2.60% Worst Quarter* Q1 ’06 +0.16%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Class A (Inception 11/1/05)
Returns Before Taxes	-0.84%	-0.09%
Returns After Taxes on Distributions**	-0.91%	-0.15%
Returns After Taxes on Distributions and Sale of Fund Shares**	0.55%	0.35%
Lehman Brothers CA 1-10 Year Municipal Bond Index***	3.78%	3.94%

Class C (Inception 11/1/05)
Returns Before Taxes	1.99%	3.23%
Returns After Taxes on Distributions**	-0.73%	3.18%
Returns After Taxes on Distributions and Sale of Fund Shares**	-0.84%	3.08%
Lehman Brothers CA 1-10 Year Municipal Bond Index***	3.78%	3.94%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers CA 1-10 Year Municipal Bond Index, with income reinvested, is representative of municipal bonds with maturities ranging from 1-10 years. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

26

FUND PERFORMANCE

New York Intermediate AMT-Free Municipal Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q3 ’06 +2.34% Worst Quarter* Q2 ’06 -0.01%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Class A (Inception 11/1/05)
Returns Before Taxes	-1.53%	-0.69%
Returns After Taxes on Distributions**	-1.58%	-0.73%
Returns After Taxes on Distributions and Sale of Fund Shares**	0.05%	-0.16%
Lehman Brothers NY 1-10 Year Municipal Bond Index	3.70%	3.98%

Class C (Inception 11/1/05)
Returns Before Taxes	1.29%	2.64%
Returns After Taxes on Distributions**	-1.22%	2.60%
Returns After Taxes on Distributions and Sale of Fund Shares**	-1.15%	2.57%
Lehman Brothers NY 1-10 Year Municipal Bond Index	3.70%	3.98%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers NY 1-10 Year Municipal Bond Index, with income reinvested, is representative of municipal bonds with maturities ranging from 1-10 years. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

27

Municipal Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’00 +4.29% Worst Quarter* Q2 ’99 -2.89%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 7/20/93)
Returns Before Taxes	0.10%	4.48%	4.89%	5.04%
Returns After Taxes on Distributions**	0.10%	4.47%	4.86%	4.93%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.45%	4.44%	4.80%	4.87%
Lehman Brothers Aggregate Municipal Bond Index***	4.84%	5.53%	5.75%	5.80%

Class B (Inception 5/1/96)
Returns Before Taxes	-1.12%	4.25%	4.58%	4.85%
Lehman Brothers Aggregate Municipal Bond Index***	4.84%	5.53%	5.75%	5.96%

Class C (Inception 8/15/97)
Returns Before Taxes	3.02%	4.64%	n/a	4.34%
Lehman Brothers Aggregate Municipal Bond Index***	4.84%	5.53%	n/a	5.59%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not include any deduction for fees, expenses or taxes.

28

FUND PERFORMANCE

High Yield Municipal Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q2 ’03 +3.76% Worst Quarter* Q2 ’04 -1.74%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Class A (Inception 4/3/00)
Returns Before Taxes	3.01%	6.59%	6.92%
Returns After Taxes on Distributions**	2.94%	6.57%	6.89%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.58%	6.37%	6.68%
Lehman Brothers High Yield Municipal Bond Index***	10.74%	8.93%	7.96%
Lehman Brothers Aggregate Municipal Bond Index****	4.84%	5.53%	6.12%

Class B (Inception 4/3/00)
Returns Before Taxes	1.85%	6.40%	6.85%
Lehman Brothers High Yield Municipal Bond Index***	10.74%	8.93%	7.96%
Lehman Brothers Aggregate Municipal Bond Index****	4.84%	5.53%	6.12%

Class C (Inception 4/3/00)
Returns Before Taxes	6.02%	6.79%	6.85%
Lehman Brothers High Yield Municipal Bond Index***	10.74%	8.93%	7.96%
Lehman Brothers Aggregate Municipal Bond Index****	4.84%	5.53%	6.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Services with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes.
****	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes.

29

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Portfolio.

	Short Duration Tax-Free Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	2.0%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	2.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.40%		0.40%		0.40%
Distribution and Service (12b-1) Fees	0.25%		1.00%	[7]	1.00%
Other Expenses[8]*	0.26%		0.26%		0.26%

Total Fund Operating Expenses*	0.91%		1.66%		1.66%

See pages 36 and 37 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Short Duration Tax-Free Fund

	Class A	Class B		Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[5]:
Management Fees[6]	0.35%	0.35%		0.35%
Distribution and Service (12b-1) Fees	0.25%	0.85%	[7]	1.00%
Other Expenses[8]	0.16%	0.16%		0.16%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.76%	1.36%		1.51%

30

FUND FEES AND EXPENSES

	California
	Intermediate AMT-
	Free Municipal Fund

	Class A		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[9]	2.0%		2.0%
Exchange Fees	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.45%		0.45%
Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[8]*	0.77%		0.77%

Total Fund Operating Expenses*	1.47%		2.22%

See pages 36 and 37 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	California
	Intermediate AMT-
	Free Municipal Fund

	Class A	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[5]:
Management Fees[6]	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[8]	0.20%	0.20%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.90%	1.65%

31

Fund Fees and Expenses continued

	New York
	Intermediate AMT-
	Free Municipal Fund

	Class A		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[9]	2.0%		2.0%
Exchange Fees	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.45%		0.45%
Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[8]*	1.66%		1.66%

Total Fund Operating Expenses*	2.36%		3.11%

See pages 36 and 37 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	New York
	Intermediate AMT-
	Free Municipal Fund

	Class A	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[5]:
Management Fees[6]	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[8]	0.20%	0.20%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.90%	1.65%

32

FUND FEES AND EXPENSES

	Municipal Income Fund

	Class A		Class B	Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0% [3]	1.0% [4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None	None
Redemption Fees[9]	2.0%		2.0%	2.0%
Exchange Fees	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.55%		0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%		1.00%	1.00%

Other Expenses:	0.36%		0.36%	0.36%
Interest Expense[10]	0.10%		0.10%	0.10%
All Other Expenses[8]*	0.26%		0.26%	0.26%

Total Fund Operating Expenses*	1.16%		1.91%	1.91%

See pages 36 and 37 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Municipal Income Fund

	Class A	Class B		Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[5]:
Management Fees[6]	0.50%	0.50%		0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%		1.00%

Other Expenses:	0.26%	0.26%		0.26%
Interest Expense[10]	0.10%	0.10%		0.10%
All Other Expenses[8]	0.16%	0.16%		0.16%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.01%	1.76%	[11]	1.76%	[11]

Total Fund Operating Expenses (after current waivers and expense limitations) Excluding Interest Expense	0.91%	1.66%	[11]	1.66%	[11]

33

Fund Fees and Expenses continued

	High Yield Municipal Fund

	Class A		Class B	Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0% [3]	1.0% [4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None	None
Redemption Fees[9]	2.0%		2.0%	2.0%
Exchange Fees	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.52%		0.52%	0.52%
Distribution and Service (12b-1) Fees	0.25%		1.00%	1.00%

Other Expenses:	0.33%		0.33%	0.33%
Interest Expense[10]	0.15%		0.15%	0.15%
All Other Expenses[8]*	0.18%		0.18%	0.18%

Total Fund Operating Expenses*	1.10%		1.85%	1.85%

See pages 36 and 37 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	High Yield Municipal Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[5]:
Management Fees[6]	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%

Other Expenses:	0.31%	0.31%	0.31%
Interest Expense[10]	0.15%	0.15%	0.15%
All Other Expenses[8]	0.16%	0.16%	0.16%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.08%	1.83%	1.83%

Total Fund Operating Expenses (after current waivers and expense limitations) Excluding Interest Expense	0.93%	1.68%	1.68%

34

FUND FEES AND EXPENSES

	Tennessee
	Municipal Fund

	Class A		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[9]	2.0%		2.0%
Exchange Fees	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[5]:
Management Fees[6]	0.45%		0.45%
Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[8]*	0.66%		0.66%

Total Fund Operating Expenses*	1.36%		2.11%

See pages 36 and 37 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Tennessee
	Municipal Fund

	Class A	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)[5]:
Management Fees[6]	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[8]	0.20%	0.20%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.90%	1.65%

35

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, which are described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more ($500,000 in the case of the Short Duration Tax-Free Fund).
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of redemption or the NAV when the shares were originally purchased.
[3]	With the exception of the Short Duration Tax-Free Fund, a CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. With respect to the Short Duration Tax-Free Fund, a CDSC is imposed on shares redeemed within three years of purchase at a rate of 2% in the first year, declining to 1% in the third year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006 except for California Intermediate AMT-Free Municipal and New York Intermediate AMT-Free Municipal which have been restated to reflect expenses for the current fiscal year. The Tennessee Municipal Fund changed its fiscal year end from June 30 to October 31. As a result, the Tennessee Municipal Fund’s annual operating expenses are based on actual expenses and have been annualized to reflect a full fiscal year.

[6]	The Investment Adviser is entitled to management fees from the Funds at annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee
Fund	Annual Rate	Average Daily Net Assets

Short Duration Tax-Free	0.40%	on the first $1 billion
	0.36%	on the next $1 billion
	0.34%	over $2 billion

California Intermediate	0.45%	on the first $1 billion
AMT-Free Municipal	0.41%	on the next $1 billion
	0.39%	over $2 billion

New York Intermediate	0.45%	on the first $1 billion
AMT-Free Municipal	0.41%	on the next $1 billion
	0.39%	over $2 billion

Municipal Income	0.55%	on the first $1 billion
	0.50%	on the next $1 billion
	0.48%	over $2 billion

High Yield Municipal	0.55%	on the first $2 billion
	0.50%	over $2 billion

Tennessee Municipal	0.45%	on the first $1 billion
	0.41%	on the next $1 billion
	0.39%	over $2 billion

In addition, the Investment Adviser has voluntarily agreed to waive a portion of the management fee on the Short Duration Tax-Free and Municipal Income Funds equal to 0.05% of each fund’s respective average daily net assets. As a result of fee waivers, the current management fees of the

36

FUND FEES AND EXPENSES

Short Duration Tax-Free and Municipal Income Funds are 0.35% and 0.50%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[7]	Goldman Sachs has voluntarily agreed not to impose a portion of the distribution and service fees attributable to Class B Shares of the Short Duration Tax-Free Fund equal to 0.15%. The waiver may be terminated at any time at the option of the distributor. If this occurs, the distribution and service fees attributable to Class B Shares of this Fund will increase to 1.00% of the Fund’s average daily net assets.
[8]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.16% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Short Duration Tax-Free	0.004%
California Intermediate AMT-Free Municipal	0.044%
New York Intermediate AMT-Free Municipal	0.044%
Municipal Income	0.004%
High Yield Municipal	0.004%
Tennessee Municipal	0.044%

The expense reductions may be terminated at any time at the option of the Investment Advisor.

[9]	A 2.0% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less with respect to the California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund, Municipal Income Fund and Tennessee Municipal Fund and 60 calendar days or less with respect to the High Yield Municipal Fund.
[10]	Interest expense relates to Municipal Income and High Yield Municipal Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floating rate securities transactions by the Funds.
[11]	In connection with the proposed reorganization of the AXA Enterprise Tax-Exempt Income Fund, the Investment Adviser has contractually agreed to reimburse the Municipal Income Fund as necessary to limit the total annual operating expenses of the Class B and Class C Shares to 1.75% and 1.66%, excluding interest expense, for one year following the closing of the reorganization.

37

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Short Duration Tax-Free
Class A Shares	$291	$484	$694	$1,297
Class B Shares
– Assuming complete redemption at end of period	$369	$623	$902	$1,766
– Assuming no redemption	$169	$523	$902	$1,766
Class C Shares
– Assuming complete redemption at end of period	$269	$523	$902	$1,965
– Assuming no redemption	$169	$523	$902	$1,965

California Intermediate AMT-Free Municipal
Class A Shares	$593	$894	$1,217	$2,128
Class C Shares
– Assuming complete redemption at end of period	$325	$694	$1,190	$2,554
– Assuming no redemption	$225	$694	$1,190	$2,554

New York Intermediate AMT-Free Municipal
Class A Shares	$678	$1,153	$1,654	$3,025
Class C Shares
– Assuming complete redemption at end of period	$414	$960	$1,630	$3,420
– Assuming no redemption	$314	$960	$1,630	$3,420

Municipal Income
Class A Shares	$563	$802	$1,060	$1,796
Class B Shares
– Assuming complete redemption at end of period	$694	$900	$1,232	$2,038
– Assuming no redemption	$194	$600	$1,032	$2,038
Class C Shares
– Assuming complete redemption at end of period	$294	$600	$1,032	$2,233
– Assuming no redemption	$194	$600	$1,032	$2,233

38

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

High Yield Municipal
Class A Shares	$557	$784	$1,029	$1,730
Class B Shares
– Assuming complete redemption at end of period	$688	$882	$1,201	$1,973
– Assuming no redemption	$188	$582	$1,001	$1,973
Class C Shares
– Assuming complete redemption at end of period	$288	$582	$1,001	$2,169
– Assuming no redemption	$188	$582	$1,001	$2,169

Tennessee Municipal
Class A Shares	$582	$861	$1,161	$2,011
Class C Shares
– Assuming complete redemption at end of period	$314	$661	$1,134	$2,441
– Assuming no redemption	$214	$661	$1,134	$2,441

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through an Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

39

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Short Duration Tax-Free California Intermediate AMT-Free Municipal New York Intermediate AMT-Free Municipal Municipal Income High Yield Municipal Tennessee Municipal

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

40

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	October 31, 2006

GSAM:

Short Duration Tax-Free	0.40% on the first $1 billion 0.36% on the next $1 billion 0.34% over $2 billion	0.35%

California Intermediate AMT-Free Municipal	0.45% on the first $1 billion 0.41% on the next $1 billion 0.39% over $2 billion	0.45%

New York Intermediate AMT-Free Municipal	0.45% on the first $1 billion 0.41% on the next $1 billion 0.39% over $2 billion	0.45%

Municipal Income	0.55% on the first $1 billion 0.50% on the next $1 billion 0.48% over $2 billion	0.50%

High Yield Municipal	0.55% on the first $2 billion 0.50% over $2 billion	0.52%

Tennessee Municipal	0.45% on the first $1 billion 0.41% on the next $1 billion 0.39% over $2 billion	0.45% *

*	Reflects rate for the fiscal period July 1, 2006 to October 31, 2006.

The Investment Adviser may voluntarily waive a portion of its advisory fees from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2006 is available in the Funds’ annual report dated October 31, 2006.

41

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around three groups: the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Team.
■	These teams strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

______________________________________________________________________________________________________________

U.S. Fixed Income-Municipal Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Ben Barber Managing Director Head of U.S. Municipal Team	Senior Portfolio Manager— Short Duration Tax-Free California Intermediate AMT-Free Municipal New York Intermediate AMT-Free Municipal Municipal Income High Yield Municipal Tennessee Municipal	Since 1999 2005 2005 1999 2000 2006	Mr. Barber joined the Investment Adviser in 1999 as a portfolio manager. Prior to his current position, he managed high yield municipal and municipal bond funds at Franklin Templeton for eight years.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— California Intermediate AMT-Free Municipal Fund New York Intermediate AMT-Free Municipal Fund High Yield Municipal Tennessee Municipal	Since 2005 2005 2000 2006	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department.

Scott Diamond Vice President	Portfolio Manager— Short Duration Tax-Free California Intermediate AMT-Free Municipal New York Intermediate AMT-Free Municipal Municipal Income High Yield Municipal Tennessee Municipal	Since 2002 2005 2005 2002 2002 2006	Mr. Diamond joined the Investment Adviser in 2002 as a portfolio manager. Before joining the Investment Adviser, Mr. Diamond worked for Prudential Financial for nine years where he served as the portfolio manager for national and state specific mutual funds, as well as managing the municipal portfolio of several institutional accounts.

Ben Barber is a Senior Portfolio Manager and serves as the Head of the U.S. Municipal Investment Management Team. As the leader of the Municipal Investment Management Team, Mr. Barber is ultimately responsible for the composition of a Fund’s structure at both the security and sector level. Along with the other portfolio managers on the team, Mr. Barber has specific responsibilities including duration, term structure, trading, and credit research. Each portfolio manager is responsible for liaising with the Municipal Credit Research Department,

42

SERVICE PROVIDERS

and promoting his or her fixed income investment ideas to the other members of the team so that a consensus view might be achieved and implemented.

The Additional Statement provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The

43

results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of

44

SERVICE PROVIDERS

New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs, Goldman Sachs Variable Insurance Trust (“GSVIT”) the Trust, the Trustees and Officers of the Trust and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”), and the Investment Advisers Act of 1940, (ii) common law breach of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006 the plaintiffs appealed this decision. By

45

agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the Circuit Court of Appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

46

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

Short Duration Tax-Free	Daily	Monthly	Annually

California Intermediate AMT-Free Municipal	Daily	Monthly	Annually

New York Intermediate AMT-Free Municipal	Daily	Monthly	Annually

Municipal Income	Daily	Monthly	Annually

High Yield Municipal	Daily	Monthly	Annually

Tennessee Municipal	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

47

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

48

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from the Trust.

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds—(Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.
—	For federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires, please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

49

What Is My Minimum Investment In The Funds?

	Initial	Additional*

Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans‡	$250	No minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs‡	$250	$50

Automatic Investment Plans	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

‡	The Funds may not be appropriate for tax deferred or tax exempt accounts or for other investors who are not sensitive to federal, state or local income tax consequences of these investments. Please consult with your financial or tax adviser for more information.

The minimum investment requirement may be waived for certain mutual fund “wrap” programs at the discretion of the Trust’s Officers. For these programs, no minimum amount is required for subsequent investments.

What Alternative Sales Arrangements Are Available?

The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy in the Aggregate Across Funds	Class A	No limit

	Class B*	$100,000 ($500,000 in the case of Short Duration Tax-Free Fund)**

	Class C	$1,000,000 ($500,000 in the case of Short Duration Tax-Free Fund)**

Initial Sales Charge	Class A	Applies to purchases of less than $1 million ($500,000 in the case of Short Duration Tax-Free Fund)—varies by size of investment with a maximum of 4.5% (2.0% maximum in the case of the Short Duration Tax-Free Fund)

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5% (2% in the case of Short Duration Tax-Free Fund, which has a 3 year declining CDSC)

	Class C	1% if shares are redeemed within 12 months of purchase

50

SHAREHOLDER GUIDE

Conversion Feature	Class A	None

	Class B	Class B Shares automatically convert to Class A Shares after 8 years

	Class C	None

*	Currently, Class B Shares of the Short Duration Tax-Free Fund may no longer be purchased. Current Class B Shareholders of the Short Duration Tax Free Fund may only continue to reinvest dividends and capital gains into their accounts. Exchanges into Class B Shares of the Short Duration Tax-Free Fund from other Goldman Sachs Funds are not permitted. Sales of Class B Shares of the Short Duration Tax-Free Fund may resume at a future date. California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund and Tennessee Municipal Fund do not currently offer Class B Shares, but may in the future.

**	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in subsequent purchases if the current market value of the shares owned and/or purchase exceeds $100,000 in the case of Class B Shares or $1,000,000 ($500,000 in the case of the Short Duration Tax-Free Fund) in the case of Class C Shares.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

As of the date of this Prospectus, the Goldman Sachs High Yield Municipal Fund (the “Closed Fund”) is generally closed to new investors. The following investors,

51

however, may make purchases and reinvestments of dividends and capital gains into the Closed Fund:

■	Current shareholders of the Closed Fund; once a shareholder closes all accounts in a Closed Fund, additional investments into the Closed Fund may not be accepted;
■	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Qualified Defined Contribution and Benefit Plans (as defined below) making an initial investment of $10 million or less through financial institutions that, as of the closing date of the Closed Fund, had a contractual agreement with Goldman, Sachs & Co. to offer shares of or provide services to the Closed Fund; and (ii) certain financial institutions in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $10 million if the initial investment was expected to be less than $10 million at the time Goldman Sachs received a preliminary written commitment to invest in the Closed Fund. Certain Qualified Defined Contribution and Benefit Plans include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, and 457 plans;
■	Members of the portfolio management teams of the Closed Fund; and
■	Trustees and officers of the Trust.

Exchanges into a Closed Fund from other Goldman Sachs Funds are not permitted, except for current Closed Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans.

The Closed Fund may resume sales of shares to new investors at some future date. Additionally, a Closed Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the Closed Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts.

Notwithstanding the foregoing, the Trust and Goldman, Sachs & Co. reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman, Sachs & Co. will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes,

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SHAREHOLDER GUIDE

may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge). The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., CDSC’s or redemption fees). Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs;

53

corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund Shares may be priced on such days if the Bond Market Association (“BMA”) recommends that the bond markets remain open for all or part of the day.
■	When you buy shares, you pay the NAV (as adjusted for any applicable sales charge) next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable CDSC or redemption fee.
■	On any business day when the BMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day

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SHAREHOLDER GUIDE

following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-526-7384.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

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The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Short Duration Tax-Free Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $250,000	2.00%	2.04%	1.75%
$250,000 up to (but less than) $500,000	1.50	1.52	1.25
$500,000 or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million ($500,000 in the case of the Short Duration Tax-Free Fund) or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds ($500,000 in the case of the Short Duration Tax-Free Fund) equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million ($500,000 in the case of the Short Duration Tax-Free Fund) or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the chart on the preceding page, and as discussed further below and in the section titled “How Can the Sales Charge on Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your Authorized Dealer or financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase

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SHAREHOLDER GUIDE

order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;
(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ Transfer Agent is properly notified, under the “Right of Accumulation” described below, the “Amount of Purchase” in the chart on the preceding page will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were acquired by purchase or exchange and are held at the time of purchase by any of the following persons: (i) you, your spouse and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the Additional Statement. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Transfer Agent a signed written Statement of Intention to invest (not counting reinvestments of dividends and distributions) in the aggregate, within a 13-month period, $100,000 or more in Class A Shares of one or more Goldman Sachs Funds, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the Additional Statement, information about sales charge discounts is available from your Authorized Dealer or financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

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What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million ($500,000 in the case of the Short Duration Tax-Free Fund) or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or

■	Have at the time of purchase aggregate assets of at least $2,000,000;

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SHAREHOLDER GUIDE

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $100,000 or more in the case of the California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal Funds and $250,000 or more in the case of the Short Duration Tax-Free Fund. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client

59

of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, and certain other organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this option is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 or more within a period of 13 months in the case of the California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal Funds and $250,000 or more in the case of the Short Duration Tax-Free Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

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SHAREHOLDER GUIDE

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES*

What Is The Offering Price Of Class B Shares?

You may purchase Class B Shares of the Funds (other than the California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund and Tennessee Municipal Fund) at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years (three years in the case of the Short Duration Tax-Free Fund) of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

	CDSC as a Percentage of Dollar
	Amount Subject to CDSC

	Municipal Income and	Short Duration
Year Since Purchase	High Yield Municipal Funds	Tax-Free Fund

First	5%	2%
Second	4%	1.5%
Third	3%	1%
Fourth	3%	None
Fifth	2%	None
Sixth	1%	None
Seventh and thereafter	None	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 2% in the case of the Short Duration Tax-Free Fund and 4% in the case of all other Funds of the amount invested is paid to Authorized Dealers.

Former Expedition Fund shareholders who received Class B Shares of the Municipal Income Fund in connection with the reorganization of their Expedition Fund will be charged CDSCs on those Class B Shares based on the former Expedition Fund CDSC schedule and will be credited for the period of time from the original date of purchase of the Expedition Fund Class B Shares in determining the amount of their CDSC. Goldman Sachs Class B Shares purchased by former Expedition Fund shareholders after the effective time of the reorganization will be charged a CDSC according to the above CDSC schedule. For more information, see the Additional Statement.

*	California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund and Tennessee Municipal Fund do not currently, but may in the future offer Class B Shares.

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As of the date of this Prospectus, Class B Shares of the Short Duration Tax-Free Fund may no longer be purchased. Current Class B Shareholders of the Short Duration Tax-Free Fund may only continue to reinvest dividends and capital gains into their accounts. Exchanges into Class B Shares of the Short Duration Tax-Free Fund from other Goldman Sachs Funds are not permitted. Sales of Class B Shares of the Short Duration Tax-Free Fund may resume at a future date.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years (three years in the case of the Short Duration Tax-Free Fund) after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

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SHAREHOLDER GUIDE

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire or ACH Transfer:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue on the purchased shares on the business day after the purchase order is received. (Failure to provide payment on settlement date may result in a delay in accrual) If a purchase order is placed through an Authorized Dealer that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue on the business day after payment is received.

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;

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■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA in the same share class; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $100,000 or more that qualifies for a reduced sales charge ($250,000 for Short Duration Tax-Free Fund), you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years (three years in the case of the Short Duration Tax-Free Fund) and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $100,000 in the aggregate normally applies to Class B Shares across all Goldman Sachs Funds.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

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Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight-year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 ($500,000 in the case of the Short Duration Tax-Free Fund) in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC or redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a Medallion signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery:
Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares daily
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

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When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

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■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(c) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent you must send written instructions (with your Medallion signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of

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record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Municipal Income, California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal and Tennessee Municipal Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The High Yield Municipal Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemptions of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

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■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemptions of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemptions of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exceptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Shares of each Fund earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

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The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the required Fund minimum as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts, or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund

■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will,

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however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class of another Goldman Sachs Fund. Redemption of shares (including by exchange) of the California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund, Tennessee Municipal Fund and Municipal Income Fund that are held for 30 calendar days or less (60 calender days or less with respect to the High Yield Municipal Fund) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

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Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery—
Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. Exchanges into a money market fund need not meet the traditional minimum investment requirements for

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that fund if the entire balance of the original Fund account is exchanged. This requirement may be waived at the discretion of the Trust.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

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Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You cannot make cross-reinvestments or automatic exchanges into a Fund unless the Fund’s minimum investment requirement is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares and/or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	Checks are normally mailed the next business day after your selected systematic withdrawal date of either the 15th or 25th of the month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

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You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communications, from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments pursuant to Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and

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the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

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DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares.* Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to

*	Currently, Goldman Sachs voluntarily limits such fees to 0.60% of the average daily net assets attributed to Class B Shares of the Short Duration Tax-Free Fund. Goldman Sachs may modify or discontinue such waivers in the future at its discretion.

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SHAREHOLDER GUIDE

Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal Funds described in this Prospectus, certain other Fixed Income Funds and the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to High Yield Fund and High Yield Municipal Fund) subject to certain exceptions.

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See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, Employee Benefit Plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its income. The Funds expect to distribute “exempt-interest dividends” attributable to tax-exempt interest earned by those Funds. Exempt-interest dividends are generally not subject to federal income tax, but may be subject to state or local taxes. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund’s distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from the appreciation attributable to original issue discount on that bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax—whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but “market discount” bonds can cause the Fund to recognize ordinary income. “Market discount” is a discount at which a bond is purchased that is attributable to a decline in the value of the bond after its original issuance. The market discount is then taken into account ratably over the bond’s remaining term to maturity, and the portion that accrues during the Fund’s holding period for the bond is generally treated as taxable ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Funds are generally taxable as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

You should note that exempt-interest dividends paid by the Funds may be a preference item when determining your federal alternative minimum tax liability. The California Intermediate AMT-Free Municipal and New York Intermediate AMT-Free Municipal Funds intend, however, to invest predominantly in Municipal Securities that will not generate income that is a preference item for alternative minimum tax for non corporate shareholders. In addition, exempt-interest dividends of all of the Funds are taken into account in determining the taxable portion of

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social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Funds will not be deductible for federal income tax purposes.

If you buy shares of a Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is know as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

Any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

CALIFORNIA, NEW YORK AND TENNESSEE TAXES

Except as stated below, you may be subject to state and local taxes on distributions paid by the Funds and on the redemption or exchange of Fund shares.

The California Intermediate AMT-Free Municipal Fund expects to pay dividends that generally are exempt from California State personal income tax. The New York Intermediate AMT-Free Municipal Fund expects to pay dividends that generally are exempt from New York State and City personal income taxes. The Tennessee Municipal Fund expects to pay dividends that generally are exempt from Tennessee State personal income tax. These exemptions will apply, however, only to the dividends that are derived from interest paid on California, New York and Tennessee municipal obligations, respectively, or on certain federal obligations. For these purposes California, New York or Tennessee municipal obligations are

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obligations issued by or on behalf of the State of California, the State of New York or the State of Tennessee, respectively, and their respective political subdivisions, agencies, instrumentalities, and public authorities and certain issuers located outside these states such as Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is exempt from California State personal income tax, New York State and New York City personal income taxes or Tennessee State personal income tax.

The California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund and Tennessee Municipal Fund may also invest in taxable instruments or in Municipal Securities that are not California, New York or Tennessee municipal obligations, respectively. The Funds’ distributions of interest from municipal obligations other than California, New York and Tennessee municipal obligations, as applicable, may be subject to California, New York State and New York City and Tennessee personal income taxes. In addition, dividends paid by the Funds may be subject to California, New York and Tennessee corporate franchise and corporate income taxes.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Investors that are generally exempt from U.S. tax on interest income, such as IRAs, other tax advantaged accounts, tax-exempt entities and non-U.S. investors, will not gain additional benefit from the tax-exempt status of the Fund’s distributions of interest attributable to exempt bonds. Because the Funds’ pre-tax returns will tend to be lower than those of funds that own taxable bonds of comparable quality, shares of the Funds will normally not be suitable investments for those kinds of investors.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although some asset-backed securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in asset-backed securities. For example, debtors have the option to prepay their loans. Therefore, the duration of an asset-backed security can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new loans fall sufficiently below the interest rates on existing outstanding loans, the rate of prepayment would be expected to increase. Conversely, if loan interest rates rise above the interest rates on existing outstanding loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of each Funds’ and the Predecessor Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment

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objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Fundamental Policies. As a matter of fundamental policy, under normal circumstances, at least 80% of the Net Assets of the Short Duration Tax-Free, California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal Funds (measured at the time of purchase) will be invested in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and, in the case of the Short Duration Tax Free, California Intermediate AMT-Free Municipal and New York Intermediate AMT-Free Municipal Funds, is not a tax preference item under the federal alternative minimum tax. In addition, as a matter of fundamental policy, at least 80% of the California Intermediate AMT-Free Municipal Fund’s, New York Intermediate AMT-Free Municipal Fund’s and Tennessee Municipal Fund’s Net Assets (measured at the time of purchase) will be invested, under normal circumstances, in instruments that pay income which is exempt from California State personal income tax, New York State and City personal income taxes and Tennessee State personal income tax, respectively.

Risks of Investing in California, New York and Tennessee: The California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal and Tennessee Municipal Funds concentrate their investments in California, New York and Tennessee municipal obligations, respectively. Consequently, they are more susceptible to factors adversely affecting issuers of California, New York and Tennessee municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The California Intermediate AMT-Free Municipal Fund’s investments will be affected by political and economic developments within the State of California (“California”), and by the financial condition of California’s public authorities and political subdivisions. As of the end of 2006, California’s economy showed slower economic growth in the face of weakness in residential construction and higher interest rates; moderate growth was predicted in 2007 to mirror the national economy. The early 2000’s recession and stock market drop created State budget gaps as high as $38 billion, and a large budget deficit. Part of this deficit has been

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funded with the issuance of $11 billion of a total of $15 billion of sales-tax backed general obligation bonds approved by the voters in March 2004. However, despite strong revenue growth in the last few years, the State still faces a structural budget gap which must be addressed in future years. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, both the state and local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The New York Intermediate AMT-Free Municipal Fund’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Fund’s investment performance. However, strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of the date of this Prospectus, no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

The Tennessee Municipal Fund concentrates its investments in Tennessee municipal obligations. Consequently, it is more susceptible to factors adversely affecting issuers of Tennessee municipal obligations, and may be riskier than comparable

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municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tennessee Municipal Fund’s investments can be affected by political and economic developments within the State of Tennessee, and by the financial condition of Tennessee’s public authorities and political subdivisions.

While economic conditions in Tennessee continue to show improvement, non-farm job growth in recent years has been modest and the state has experienced a significant loss of manufacturing jobs. Job growth in the service sector has been strong, with the highest growth being in metropolitan areas. The State of Tennessee (the “State”), the largest issuer of Tennessee municipal obligations, relies almost exclusively on a 7% sales tax to comply with the state constitutional mandate that annual expenditures not exceed annual revenues and available reserves. The State has recently implemented a series of reforms to “Tenncare,” its healthcare program serving approximately 1.3 million Medicaid eligible, uninsured or uninsurable citizens, in an attempt to reduce costs of the program.

These factors, among others, could reduce the credit standing of certain issuers of Tennessee municipal obligations. A more detailed discussion of the risks of investing in Tennessee municipal obligations is included in the Additional Statement.

If California, New York, Tennessee or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, none of these Funds is a diversified fund under the 1940 Act (except to the extent that diversification is required for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

In addition to the risk of nonpayment of California, New York or Tennessee municipal obligations, if any of these obligations decline in quality and are downgraded by an NRSRO, they may become ineligible for purchase by the Funds. Since there are large numbers of buyers of these instruments, the supply of California, New York or Tennessee municipal obligations that are eligible for purchase by the Funds could become inadequate at certain times.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), state and municipal governmental entities, corporations, banks and other issuers. Some of these fixed-income

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securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB- or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interests of a Fund and its shareholders.

The High Yield Municipal Fund may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and inverse floating-rate securities involve additional risk of loss. A Fund may enter into a derivative investment for hedging purposes, for example, in an effort to preserve a return or spread, protect against adverse price movements, manage portfolio duration or manage a Fund’s credit exposure. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its

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APPENDIX A

contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or credit events.

In addition, each Fund may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of the Fund, including the management of the Fund’s interest rate, duration and credit exposures. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss. Particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Domestic securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

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Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

The Funds may invest more than 20% of their respective Net Assets in taxable investments and, with respect to the High Yield Municipal Fund more than 35% of its Net Assets, in high grade securities under unusual conditions. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Municipal Securities. The Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and

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APPENDIX A

sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. There is risk that a Fund will

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not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration. As of October 31, 2006, the High Yield Municipal Fund had invested more than 25% of its assets in Municipal Securities of issuers located in Florida. Florida’s economy is influenced by numerous factors including transfer payments from the Federal government (social security benefits, pension benefits, etc.), population growth, interest rates, hurricane activity and business cycles affecting various major industries, including tourism, agriculture, construction and manufacturing. In addition, Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The Florida Constitution may limit the State’s ability to raise revenues and may have an adverse effect on the State’s finances and political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. If these difficulties recur in the future, the value of the High Yield Municipal Fund could be adversely affected.

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In purchasing Municipal Securities, each Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the

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custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible

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security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities and Inverse Floaters. The Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon; Deferred Interest; Pay-In-Kind; and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and

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capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss

96

APPENDIX A

even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Pool Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

97

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’

98

APPENDIX A

custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or non fundamental investment policies described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. In addition, while the High Yield Municipal Fund does not intend generally to

99

leverage its investments through borrowings, it may from time to time borrow money on a short term basis (to the extent permitted by applicable law) for investment purposes. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the

100

APPENDIX A

interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the credit default swap on specified security (a group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on specified security (a group of securities) to the buyer of the credit swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

101

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Non-investment grade securities are issued by state, city, or local municipalities that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally

102

APPENDIX A

lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

103

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request without charge).

The financial highlights information for the Tennessee Municipal Fund includes the financial history of the predecessor Class A and Class C shares of Tennessee Tax-Free Portfolio of First Funds, (the “Predecessor Fund”), which has been reorganized into the Tennessee Municipal Fund. The information for the fiscal year ended June 30, 2006 and fiscal period ended October 31, 2006 has been audited by Ernst & Young LLP, the Tennessee Municipal Fund’s independent registered public accounting firm. The information for the fiscal years ended June 30, 2005, 2004, 2003, and 2002 has been audited by the Predecessor Fund’s former independent registered public accounting firm.

SHORT DURATION TAX-FREE FUND

	Short Duration Tax Free Fund—Class A Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$10.20	$10.39	$10.45	$10.36	$10.26

Income (loss) from investment operations

Net investment income[a]	0.29	0.24	0.19	0.17	0.26	[c]

Net realized and unrealized gain (loss)	0.02	(0.18)	(0.06)	0.10	0.12	[c]

Total from investment operations	0.31	0.06	0.13	0.27	0.38

Distributions to shareholders

From net investment income	(0.31)	(0.25)	(0.19)	(0.18)	(0.28)

Net asset value, end of year	$10.20	$10.20	$10.39	$10.45	$10.36

Total return[b]	3.09%	0.56%	1.25%	2.62%	3.72%

Net assets at end of period (in 000s)	$118,460	$147,425	$188,487	$204,838	$118,906

Ratio of net expenses to average net assets	0.76%	0.78%	0.79%	0.80%	0.79%

Ratio of net investment income to average net assets	2.85%	2.37%	1.80%	1.66%	2.57	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.91%	0.91%	0.90%	0.92%	1.02%

Ratio of net investment income to average net assets	2.70%	2.24%	1.69%	1.54%	2.34	% [c]

Portfolio turnover rate	55%	46%	37%	43%	31%

See page 119 for all footnotes.

104

APPENDIX B

	Short Duration Tax Free Fund—Class B Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$10.19	$10.38	$10.44	$10.35	$10.25

Income (loss) from investment operations

Net investment income[a]	0.23	0.18	0.12	0.11	0.21	[c]

Net realized and unrealized gain (loss)	0.02	(0.18)	(0.05)	0.10	0.10	[c]

Total from investment operations	0.25	(0.00)	0.07	0.21	0.31

Distributions to shareholders

From net investment income	(0.25)	(0.19)	(0.13)	(0.12)	(0.21)

Net asset value, end of year	$10.19	$10.19	$10.38	$10.44	$10.35

Total return[b]	2.48%	(0.04)%	0.64%	2.01%	3.10%

Net assets at end of period (in 000s)	$1,884	$2,612	$4,619	$6,536	$5,111

Ratio of net expenses to average net assets	1.36%	1.38%	1.39%	1.40%	1.39%

Ratio of net investment income to average net assets	2.25%	1.77%	1.20%	1.09%	2.01	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.66%	1.66%	1.65%	1.67%	1.77%

Ratio of net investment income to average net assets	1.95%	1.49%	0.94%	0.82%	1.63	% [c]

Portfolio turnover rate	55%	46%	37%	43%	31%

See page 119 for all footnotes.

105

	Short Duration Tax Free Fund—Class C Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$10.20	$10.39	$10.45	$10.36	$10.26

Income (loss) from investment operations

Net investment income[a]	0.21	0.16	0.11	0.10	0.18	[c]

Net realized and unrealized gain (loss)	0.02	(0.18)	(0.06)	0.09	0.12	[c]

Total from investment operations	0.23	(0.02)	0.05	0.19	0.30

Distributions to shareholders

From net investment income	(0.23)	(0.17)	(0.11)	(0.10)	(0.20)

Net asset value, end of year	$10.20	$10.20	$10.39	$10.45	$10.36

Total return[b]	2.33%	(0.19)%	0.49%	1.86%	2.94%

Net assets at end of period (in 000s)	$6,297	$9,440	$18,283	$30,057	$27,937

Ratio of net expenses to average net assets	1.51%	1.53%	1.54%	1.55%	1.54%

Ratio of net investment income to average net assets	2.10%	1.61%	1.04%	0.94%	1.80	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.66%	1.66%	1.65%	1.67%	1.77%

Ratio of net investment income to average net assets	1.95%	1.48%	0.93%	0.82%	1.57	% [c]

Portfolio turnover rate	55%	46%	37%	43%	31%

See page 119 for all footnotes.

106

APPENDIX B

CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND

California Intermediate
AMT-Free Municipal Fund—
Class A Shares

Year Ended October 31,

2006

Net asset value, beginning of year	$10.00

Income from investment operations

Net investment income[a]	0.31

Net realized and unrealized gain	0.12

Total from investment operations	0.43

Distributions to shareholders

From net investment income	(0.34)

Net asset value, end of year	$10.09

Total return[b]	4.34%

Net assets at end of period (in 000s)	$40,135

Ratio of net expenses to average net assets	0.86%

Ratio of net investment income to average net assets	3.09%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.64%

Ratio of net investment income to average net assets	2.31%

Portfolio turnover rate	45%

See page 119 for all footnotes.

107

California Intermediate
AMT-Free Municipal Fund—
Class C Shares

Year Ended October 31,

2006

Net asset value, beginning of year	$10.00

Income from investment operations

Net investment income[a]	0.23

Net realized and unrealized gain	0.13

Total from investment operations	0.36

Distributions to shareholders

From net investment income	(0.26)

Net asset value, end of year	$10.10

Total return[b]	3.66%

Net assets at end of period (in 000s)	$336

Ratio of net expenses to average net assets	1.60%

Ratio of net investment income to average net assets	2.33%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.29%

Ratio of net investment income to average net assets	1.64%

Portfolio turnover rate	45%

See page 119 for all footnotes.

108

APPENDIX B

NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND

New York Intermediate
AMT-Free Municipal Fund—
Class A Shares

Year Ended October 31,

2006

Net asset value, beginning of year	$10.00

Income from investment operations

Net investment income[a]	0.28

Net realized and unrealized gain	0.09

Total from investment operations	0.37

Distributions to shareholders

From net investment income	(0.32)

Net asset value, end of year	$10.05

Total return(b)	3.74%

Net assets at end of period (in 000s)	$13,268

Ratio of net expenses to average net assets	0.83%

Ratio of net investment income to average net assets	2.90%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.81%

Ratio of net investment income to average net assets	0.92%

Portfolio turnover rate	10%

See page 119 for all footnotes.

109

New York Intermediate
AMT-Free Municipal Fund—
Class C Shares

Year Ended October 31,

2006

Net asset value, beginning of year	$10.00

Income from investment operations

Net investment income[a]	0.21

Net realized and unrealized gain	0.08

Total from investment operations	0.29

Distributions to shareholders

From net investment income	(0.24)

Net asset value, end of year	$10.05

Total return[b]	2.98%

Net assets at end of period (in 000s)	$10

Ratio of net expenses to average net assets	1.55%

Ratio of net investment income to average net assets	2.15%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	4.75%

Ratio of net investment income to average net assets	(1.04)%

Portfolio turnover rate	10%

See page 119 for all footnotes.

110

APPENDIX B

MUNICIPAL INCOME FUND

	Municipal Income Fund—Class A Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.59	$15.68	$15.41	$15.29	$15.32

Income (loss) from investment operations

Net investment income[a]	0.63	0.63	0.65	0.64	0.65	[c]

Net realized and unrealized gain (loss)	0.22	(0.08)	0.27	0.13	(0.01	) [c]

Total from investment operations	0.85	0.55	0.92	0.77	0.64

Distributions to shareholders

From net investment income	(0.64)	(0.64)	(0.65)	(0.65)	(0.67)

Net asset value, end of year	$15.80	$15.59	$15.68	$15.41	$15.29

Total return[b]	5.59%	3.55%	6.09%	5.10%	4.30%

Net assets at end of period (in 000s)	$302,271	$240,123	$179,223	$160,856	$119,161

Ratio of net expenses to average net assets excluding interest expense and fees	0.90%	0.93%	0.94%	0.95%	0.94%

Ratio of net expenses to average net assets including interest expense and fees[d]	1.00%	1.00%	1.02%	1.00%	1.00%

Ratio of net investment income to average net assets	4.05%	3.99%	4.21%	4.17%	4.27%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets excluding interest expense and fees	1.07%	1.09%	1.12%	1.13%	1.11%

Ratio of total expenses to average net assets including interest expense and fees[d]	1.16%	1.16%	1.20%	1.18%	1.17%

Ratio of net investment income to average net assets	3.88%	3.83%	4.03%	3.99%	4.10%[c]

Portfolio turnover rate[e]	19%	37%	27%	52%	35%

See page 119 for all footnotes.

111

	Municipal Income Fund—Class B Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.59	$15.68	$15.41	$15.29	$15.32

Income (loss) from investment operations

Net investment income[a]	0.52	0.51	0.54	0.53	0.54	[c]

Net realized and unrealized gain (loss)	0.22	(0.08)	0.26	0.12	(0.01	) [c]

Total from investment operations	0.74	0.43	0.80	0.65	0.53

Distributions to shareholders

From net investment income	(0.52)	(0.52)	(0.53)	(0.53)	(0.56)

Net asset value, end of year	$15.81	$15.59	$15.68	$15.41	$15.29

Total return[b]	4.87%	2.78%	5.30%	4.32%	3.52%

Net assets at end of period (in 000s)	$11,698	$13,783	$14,117	$15,143	$16,903

Ratio of net expenses to average net assets excluding interest expense and fees	1.65%	1.68%	1.69%	1.70%	1.69%

Ratio of net expenses to average net assets including interest expense and fees[d]	1.75%	1.75%	1.77%	1.75%	1.75%

Ratio of net investment income to average net assets	3.31%	3.25%	3.46%	3.44%	3.53	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets excluding interest expense and fees	1.82%	1.84%	1.87%	1.88%	1.86%

Ratio of total expenses to average net assets including interest expense and fees[d]	1.92%	1.91%	1.95%	1.93%	1.92%

Ratio of net investment income to average net assets	3.14%	3.09%	3.28%	3.26%	3.36	% [c]

Portfolio turnover rate[e]	19%	37%	27%	52%	35%

See page 119 for all footnotes.

112

APPENDIX B

	Municipal Income Fund—Class C Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.60	$15.68	$15.41	$15.30	$15.33

Income (loss) from investment operations

Net investment income[a]	0.52	0.52	0.54	0.53	0.54	[c]

Net realized and unrealized gain (loss)	0.21	(0.08)	0.26	0.11	(0.01	) [c]

Total from investment operations	0.73	0.44	0.80	0.64	0.53

Distributions to shareholders

From net investment income	(0.52)	(0.52)	(0.53)	(0.53)	(0.56)

Net asset value, end of year	$15.81	$15.60	$15.68	$15.41	$15.30

Total return[b]	4.80%	2.85%	5.30%	4.25%	3.52%

Net assets at end of period (in 000s)	$9,777	$7,873	$5,838	$4,615	$6,155

Ratio of net expenses to average net assets excluding interest expense and fees	1.65%	1.68%	1.69%	1.70%	1.69%

Ratio of net expenses to average net assets including interest expense and fees[d]	1.75%	1.75%	1.77%	1.75%	1.75%

Ratio of net investment income to average net assets	3.30%	3.24%	3.46%	3.45%	3.54	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets excluding interest expense and fees	1.82%	1.84%	1.87%	1.88%	1.86%

Ratio of total expenses to average net assets including interest expense and fees[d]	1.91%	1.91%	1.95%	1.93%	1.92%

Ratio of net investment income to average net assets	3.14%	3.08%	3.28%	3.27%	3.37	% [c]

Portfolio turnover rate[e]	19%	37%	27%	52%	35%

See page 119 for all footnotes.

113

HIGH YIELD MUNICIPAL FUND

	High Yield Municipal Fund—Class A Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.11	$10.90	$10.66	$10.34	$10.57

Income (loss) from investment operations

Net investment income[a]	0.52	0.54	0.54	0.54	0.57	[c]

Net realized and unrealized gain (loss)	0.46	0.21	0.23	0.33	(0.19	) [c]

Total from investment operations	0.98	0.75	0.77	0.87	0.38

Distributions to shareholders

From net investment income	(0.52)	(0.54)	(0.53)	(0.55)	(0.58)

From net realized gains	—	—	—	—	(0.03)

Total distributions	(0.52)	(0.54)	(0.53)	(0.55)	(0.61)

Net asset value, end of year	$11.57	$11.11	$10.90	$10.66	$10.34

Total return[b]	9.05%	6.99%	7.40%	8.59%	3.66%

Net assets at end of period (in 000s)	$3,569,963	$2,264,580	$1,513,843	$895,711	$585,882

Ratio of net expenses to average net assets excluding interest expense and fees	0.92%	0.97%	0.99%	1.00%	0.99%

Ratio of net expenses to average net assets including interest expense and fees[d]	1.07%	1.13%	1.10%	1.12%	1.19%

Ratio of net investment income to average net assets	4.64%	4.78%	5.03%	5.21%	5.41%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets excluding interest expense and fees	0.96%	0.99%	1.01%	1.03%	1.04%

Ratio of total expenses to average net assets including interest expense and fees[d]	1.11%	1.15%	1.12%	1.15%	1.24%

Ratio of net investment income to average net assets	4.61%	4.76%	5.01%	5.18%	5.36%[c]

Portfolio turnover rate[e]	32%	26%	31%	40%	44%

See page 119 for all footnotes.

114

APPENDIX B

	High Yield Municipal Fund—Class B Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, at beginning of year	$11.11	$10.90	$10.66	$10.34	$10.57

Income (loss) from investment operations

Net investment income[a]	0.44	0.45	0.46	0.47	0.49	[c]

Net realized and unrealized gain (loss)	0.46	0.22	0.23	0.32	(0.19	) [c]

Total from investment operations	0.90	0.67	0.69	0.79	0.30

Distributions to shareholders

From net investment income	(0.44)	(0.46)	(0.45)	(0.47)	(0.50)

From net realized gains	—	—	—	—	(0.03)

Total distributions	(0.44)	(0.46)	(0.45)	(0.47)	(0.53)

Net asset value, end of year	$11.57	$11.11	$10.90	$10.66	10.34

Total return[b]	8.24%	6.20%	6.60%	7.78%	2.88%

Net assets at end of period (in 000s)	$57,902	$49,299	$48,286	$45,620	$40,428

Ratio of net expenses to average net assets excluding interest expense and fees	1.67%	1.72%	1.74%	1.75%	1.74%

Ratio of net expenses to average net assets including interest expense and fees[d]	1.82%	1.88%	1.85%	1.87%	1.94%

Ratio of net investment income to average net assets	3.90%	4.05%	4.29%	4.50%	4.70	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets excluding interest expense and fees	1.71%	1.75%	1.76%	1.78%	1.79%

Ratio of total expenses to average net assets including interest expense and fees[d]	1.86%	1.91%	1.87%	1.90%	1.99%

Ratio of net investment income to average net assets	3.87%	4.02%	4.27%	4.47%	4.65	% [c]

Portfolio turnover rate[e]	32%	26%	31%	40%	44%

See page 119 for all footnotes.

115

	High Yield Municipal Fund—Class C Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.11	$10.90	$10.66	$10.34	$10.57

Income (loss) from investment operations

Net investment income[a]	0.44	0.45	0.46	0.47	0.49	[c]

Net realized and unrealized gain (loss)	0.46	0.22	0.23	0.32	(0.19	) [c]

Total from investment operations	0.90	0.67	0.69	0.79	0.30

Distributions to shareholders

From net investment income	(0.44)	(0.46)	(0.45)	(0.47)	(0.50)

From net realized gains	—	—	—	—	(0.03)

Total distributions	(0.44)	(0.46)	(0.45)	(0.47)	(0.53)

Net asset value, end of year	$11.57	$11.11	$10.90	$10.66	$10.34

Total return[b]	8.24%	6.20%	6.60%	7.78%	2.88%

Net assets at end of period (in 000s)	$160,180	$87,466	$61,299	$40,624	$30,696

Ratio of net expenses to average net assets excluding interest expense and fees	1.67%	1.72%	1.74%	1.75%	1.74%

Ratio of net expenses to average net assets including interest expense and fees[d]	1.82%	1.88%	1.85%	1.87%	1.94%

Ratio of net investment income to average net assets	3.88%	4.03%	4.28%	4.48%	4.68	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets excluding interest expense and fees	1.70%	1.74%	1.76%	1.78%	1.79%

Ratio of total expenses to average net assets including interest expense and fees[d]	1.85%	1.90%	1.87%	1.90%	1.99%

Ratio of net investment income to average net assets	3.85%	4.01%	4.26%	4.45%	4.63	% [c]

Portfolio turnover rate[e]	32%	26%	31%	40%	44%

See page 119 for all footnotes.

116

TENNESSEE MUNICIPAL FUND

	Tennessee Municipal Fund—Class A Shares

	For the
	Period
	July 1-		For the Years Ended June 30,
	October 31,
	2006*		2006		2005	2004	2003	2002

Net asset value, beginning of period	$9.91		$10.51		$10.42	$10.90	$10.64	$10.46

Income from investment operations

Net investment income	0.12	[a]	0.36	[a]	0.37	0.39	0.40	0.41

Net realized and unrealized gain/(loss) on investments	0.23		(0.40)		0.12	(0.43)	0.29	0.20

Total from investment operations	0.35		(0.04)		0.49	(0.04)	0.69	0.61

Distributions

Net investment income	(0.12)		(0.36)		(0.37)	(0.39)	(0.40)	(0.41)

Net realized gain	—		(0.20)		(0.03)	(0.05)	(0.03)	(0.02)

Total distributions	(0.12)		(0.56)		(0.40)	(0.44)	(0.43)	(0.43)

Net asset value, end of period	$10.14		$9.91		$10.51	$10.42	$10.90	$10.64

Total return[f]	3.54%		(0.39)%		4.78%	(0.45)%	6.62%	5.98%

Ratios and Supplemental Data

Net assets, end of period (000s)	$11,351		$11,779		$8,771	$9,935	$11,661	$9,252

Ratio of net expenses to average net assets	0.90	% [g]	0.91	% [i]	0.94%	0.90%	0.87%	0.88%

Ratio of net investment income to average net assets	3.48	% [g]	3.51	% [i]	3.47%	3.58%	3.68%	3.90%

Ratio of total expenses to average net assets	1.36%[g]		1.15	% [i]	1.14%	1.10%	1.07%	1.08%

Ratio of net investment income to average net assets	3.02%[g]		—		—	—	—	—

Portfolio turnover rate	15%		22%		11%	9%	19%	8%

*	The Fund changed its fiscal year end from June 30 to October 31.
See page 119 for all other footnotes.

117

	Tennessee Municipal Fund—Class C Shares

	For the
	Period
	July 1-	For the Years Ended June 30,
	October 31,
	2006*	2006**		2006†		2005	2004	2003	2002

Net asset value, beginning of period	$9.91	$10.00		$10.52		$10.43	$10.90	$10.64	$10.45

Income from investment operations

Net investment income	0.09 [a]	0.02	[a]	0.31	[a]	0.33	0.36	0.38	0.39

Net realized and unrealized gain/(loss) on investments	0.23	(0.09)		(0.45)		0.12	(0.42)	0.29	0.21

Total from investment operations	0.32	(0.07)		(0.14)		0.45	(0.06)	0.67	0.60

Distributions

Net investment income	(0.09)	(0.02)		(0.32)		(0.33)	(0.36)	(0.38)	(0.39)

Net realized gain	—	—		(0.20)		(0.03)	(0.05)	(0.03)	(0.02)

Total distributions	(0.09)	(0.02)		(0.52)		(0.36)	(0.41)	(0.41)	(0.41)

Net asset value, end of period	$10.14	$9.91		$9.86		$10.52	$10.43	$10.90	$10.64

Total return[f]	3.28%	(0.70)%		0.02%		4.52%	(0.71)%	6.37%	5.81%

Ratios and Supplemental Data

Net assets, end of period (000s)	$10	$10		$3,389		$4,721	$5,391	$7,608	$6,989

Ratio of net expenses to average net assets	1.65%[g]	1.63	% [g]	1.08	% [h,i]	1.19%	1.15%	1.12%	1.14%

Ratio of net investment income to average net assets	2.80%[g]	2.85	% [g]	3.01	% [h,i]	3.22%	3.32%	3.43%	3.65%

Ratio of total expenses to average net assets	2.12%[g]	2.22	% [g]	1.73	% [h,i]	1.89%	1.85%	1.82%	1.84%

Ratio of net investment income to average net assets	2.35%[g]	—		—		—	—	—	—

Portfolio turnover rate	15%	22%		n/a		11%	9%	19%	8%

**	For the period from June 5, 2006 - June 30, 2006.
†	Predecessor Fund—for the period from July 1, 2005 - June 4, 2006. Class C Shares of the Predecessor Fund reorganized into Class A Shares of the Fund.
See page 119 for all other footnotes.

118

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
c	As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 per share to net investment income and net realized and unrealized gains and losses, and an impact to the ratio of net investment income to average net assets with and without expense reductions by less than 0.01% for the Short Duration Tax-Free and Municipal Income Funds and a decrease of 0.04% for the High Yield Municipal Fund.
d	Ratios have been restated for the years ended October 31, 2005, 2004, 2003 and 2002.
e	Rates have been restated for the years ended October 31, 2005, 2004, 2003 and 2002, which were previously reported as 38%, 32%, 54% and 39%, respectively for Municipal Income Fund and 28%, 41%, 54% and 52%, respectively for High Yield Municipal Fund.
f	Assumes investment at the net asset value. Returns for periods less than one full year are not annualized. The Goldman Sachs Tennessee Municipal Fund first began operations as the First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”). On June 5, 2006, the Predecessor Fund was reorganized as a new fund of the Goldman Sachs Trust. Performance prior to June 5, 2006 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor is considered the accounting survivor of the reorganization. As part of the reorganization, the Predecessor Fund changed its investment advisor to Goldman Sachs Asset Management, L.P. In addition, the Goldman Sachs Fund that the Predecessor Fund reorganized into had investment policies which were not identical to the Predecessor Fund.
g	Annualized.
h	Not Annualized.
i	Ratio includes the affect of the operating expenses of the Predecessor Fund prior to Reorganization.

119

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Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs Short Duration Tax-Free Fund
6	Goldman Sachs California Intermediate AMT-Free Municipal Fund
8	Goldman Sachs New York Intermediate AMT-Free Municipal Fund
10	Goldman Sachs Municipal Income Fund
11	Goldman Sachs High Yield Municipal Fund
14	Goldman Sachs Tennessee Municipal Fund

16 Other Investment Practices and Securities

19 Principal Risks of the Funds

23 Fund Performance

30 Fund Fees and Expenses

40 Service Providers

47 Dividends

49 Shareholder Guide
49	How to Buy Shares
66	How to Sell Shares

81 Taxation

84 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

104 Appendix B Financial Highlights

Fixed Income Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

539188
FIMPROABC

Prospectus

Institutional Shares

February 28, 2007

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

  ■  Goldman Sachs Short Duration Tax-Free Fund

■  Goldman Sachs California Intermediate AMT-Free
     Municipal Fund

■  Goldman Sachs New York Intermediate AMT-Free
     Municipal Fund

■  Goldman Sachs Municipal Income Fund

■  Goldman Sachs High Yield Municipal Fund

■  Goldman Sachs Tennessee Municipal Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM”), serves as investment adviser to the Short Duration Tax-Free, California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Funds Described In This Prospectus Are Not Money Market Funds. Investors In The Funds Should Understand That The Net Asset Value (“NAV”) Of The Funds Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Municipal Fixed Income Investing Philosophy:
Fixed income markets are constantly evolving and are highly diverse. Our municipal management process is deeply rooted in a philosophy of disciplined “bottom up” research which seeks to recognize tactical opportunities, pricing mismatches and strategic trends. As a result of market inefficiencies, we believe our market access and expertise has historically been an important driver of risk-adjusted returns. Our process emphasizes:

■	In-depth security research
■	Tax efficiency and after-tax income
■	Yield Curve Strategies
■	Disciplined Risk Management

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

1

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated

2

GENERAL INVESTMENT MANAGEMENT APPROACH

below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. A Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

3

Fund Investment Objectives and Strategies

Goldman Sachs Short Duration Tax-Free Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers 1–3 Year Municipal Bond Index plus or minus 0.5 years

Expected Approximate Interest Rate Sensitivity:	2.5-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers 1–3 Year Municipal Bond Index

Symbols:	GSDUX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market conditions, the Fund’s investments in private activity bonds and taxable investments

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers 1-3 Year Municipal Bond Index has ranged between two and two and a half years.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

5

Goldman Sachs California Intermediate AMT-Free Municipal Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers CA 1–10 Year Municipal Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	6-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality
Weighted Average = AA/A+ or better

Benchmark:	Lehman Brothers CA 1–10 Year Municipal Bond Index

Symbols:	GCAIX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from California State personal income tax, and is consistent with preservation of capital. As a secondary objective, the Fund seeks to maximize after-tax total return consistent with the Fund’s intermediate duration and AA/A+ average credit quality.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities issued by or on behalf of the State of California and its political subdivisions, agencies, instrumentalities and public authorities and other states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), is not a tax preference item under the federal alternative minimum tax and is exempt

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the past 10 years, the duration of the Lehman Brothers CA 1-10 Year Municipal Bond Index has ranged between approximately four and five years.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

from California State personal income tax. Under normal circumstances, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. The Fund may also invest up to 20% of its Net Assets in Municipal Securities that are subject to California State personal income tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. Under normal circumstances, the Fund maintains a dollar-weighted average portfolio maturity of three to ten years. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

7

Goldman Sachs New York Intermediate AMT-Free Municipal Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers NY 1-10 Year Municipal Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	6-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality Weighted Average = AA/A+ or better

Benchmark:	Lehman Brothers NY 1-10 Year Municipal Bond Index

Symbols:	GNYIX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from New York State and City personal income taxes, and is consistent with preservation of capital. As a secondary objective, the Fund seeks to maximize after-tax total return consistent with the Fund’s intermediate duration and AA/A+ average credit quality.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities issued by or on behalf of the State of New York and its political subdivisions, agencies, instrumentalities and public authorities and other Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), is not a tax preference item under the federal alternative minimum tax and is exempt from

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the past 10 years, the duration of the Lehman Brothers NY 1-10 Year Municipal Bond Index has ranged between approximately four and five years.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

New York State and City personal income taxes. Under normal circumstances, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. The Fund may also invest up to 20% of its Net Assets in Municipal Securities that are subject to New York State and/or New York City personal income taxes. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. Under normal circumstances the Fund maintains a dollar-weighted average portfolio maturity of three to ten years. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

The Fund is “non-diversified” under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9

Goldman Sachs Municipal Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	15-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality Weighted Average = A or better

Benchmark:	Lehman Brothers Aggregate Municipal Bond Index

Symbols:	GSMTX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Municipal Bond Index has ranged between six and eight years.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Municipal Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus 2 years

Expected Approximate Interest Rate Sensitivity:	15–20-year municipal bond

Credit Quality:	At least 65% of total assets = BBB or Baa or lower at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmarks:	Lehman Brothers Aggregate Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index

Symbols:	GHYIX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in high-yield Municipal Securities that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a NRSRO, and non-investment grade securities are securities rated BB, Ba or below by a NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. Under normal circumstances, the Fund may also invest up to 35% of its Total Assets in higher grade fixed-income securities.

In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Tax-exempt securities offering the high current income sought by the

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the durations of the Lehman Brothers Aggregate Municipal Bond and Lehman Brothers High Yield Municipal Bond Indexes have ranged between six and eight years and six and nine years, respectively.

11

Goldman Sachs High Yield Municipal Fund continued

Fund may be predominantly in the lower rating categories of NRSROs (BB/Ba or lower).

Under normal market conditions, the Fund invests at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes).

The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Recognizing that the high-yield municipal market may consist of a limited number of attractive investment opportunities at any one time, the Investment Adviser may temporarily close the Fund to new investors in circumstances when it believes that a sufficient quantity of appropriate high-yield Municipal Securities is not available in the market place. The closure of the Fund under these circumstances generally will not preclude existing shareholders of the High Yield Municipal Fund from purchasing or redeeming Fund shares, although the Investment Adviser reserves the right to close the Fund to additional purchases by existing Fund shareholders in its discretion. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

Discretionary mutual fund wrap programs that use the Fund as an investment option may allow new customers to select the Fund as an investment option within the program sponsor’s standard pre-determined asset allocation models and to make purchases of shares of the Fund during the Fund’s temporary closures, subject to the following conditions: (i) the sponsor of such program must comply with the limitations (which may include limitations on the volume of purchases of Fund shares) that the Fund or the Investment Adviser believe to be reasonable in the interests of the Fund; (ii) the program sponsor must provide written assurances that it has appropriate controls in place to implement the Fund’s closure policy properly; and (iii) Goldman, Sachs & Co. must approve such sponsor. In addition, the Fund and its Investment adviser reserve, at all times, the right to reject any order for the purchase of Fund shares from any program sponsor and to close the Fund to any discretionary mutual fund wrap program at any time. Discretionary mutual fund wrap programs that establish the Fund as a new investment option

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

while the Fund is temporarily closed will not be permitted to make purchases of shares of the Fund until the Fund re-opens.

The Fund is “non-diversified” under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

13

Goldman Sachs Tennessee Municipal Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	15-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Municipal Bond Index

Symbols:	GTNIX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and Tennessee State personal income tax and is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities issued by or on behalf of the State of Tennessee and its political subdivisions, agencies, instrumentalities and public authorities and other states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and is exempt from Tennessee State personal income tax. The Fund may also invest up to 20% of its Net Assets in Municipal Securities that are subject to Tennessee State personal income tax. The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. For more information about the Fund’s investments in Municipal

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Municipal Bond Index has ranged between approximately 6 and 8 years.

14

FUND INVESTMENT OBJECTIVE AND STRATEGIES

Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

The Fund is “non-diversified” under the Act and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

15

Other Investment Practices
and Securities

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfund.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

16

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
		California	New York
• No specific percentage limitation	Short	Intermediate	Intermediate
on usage; limited only by the	Duration	AMT-Free	AMT-Free	Municipal	High Yield	Tennessee
objectives and strategies of the Fund	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

Credit, Interest Rate and Total Return Swaps*	•	•	•	•	•	•

Financial Futures Contracts	•	•	•	•	•	•

Interest Rate Floors, Caps and Collars	•	•	•	•	•	•

Options (including Options on Futures)	•	•	•	•	•	•

Repurchase Agreements	•	•	•	•	•	•

Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

Standby Commitments and Tender Option Bonds	•	•	•	•	•	•

When-Issued Securities and Forward Commitments	•	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

17

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
		California	New York
• No specific percentage limitation	Short	Intermediate	Intermediate
on usage; limited only by the	Duration	AMT-Free	AMT-Free	Municipal	High Yield	Tennessee
objectives and strategies of the Fund	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal
— Not permitted**	Fund	Fund	Fund	Fund	Fund	Fund

Investment Securities

Asset-Backed Securities	•	•	•	•	•	•

Convertible Securities	•	•	•	•	•	•

Corporate Debt Obligations and Trust Preferred Securities	•	•	•	•	•	•

Floating and Variable Rate Obligations	•	•	•	•	•	•

Lower Grade Fixed Income Securities	—	—	—	—	65+[1]	—

Structured Securities*	•	•	•	•	•	•

Taxable Municipal Securities	20	20	20	20	20	20

Tax-Free Municipal Securities	80+[2]	80+[3]	80+[4]	80+[5]	80+[5]	80+[6]

Temporary Investments	•[7]	•[7]	•[7]	•[7]	•[7,8]	•[7]

U.S. Government Securities	•	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.
[1]	The High Yield Municipal Fund will invest at least 65% of its Total Assets in lower grade securities under normal circumstances.
[2]	The Short Duration Tax-Free Fund will invest 80% of its Net Assets in obligations the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax.
[3]	The California Intermediate AMT-Free Municipal Fund will invest 80% of its Net Assets in Municipal Securities the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax and is exempt from California State personal income tax.
[4]	The New York Intermediate AMT-Free Municipal Fund will invest at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax and is exempt from New York State and City personal income tax.
[5]	The Municipal Income and High Yield Municipal Funds will invest at least 80% of their Net Assets in municipal securities, the interest on which is exempt from regular federal income tax.
[6]	The Tennessee Municipal Fund will invest at least 80% of its Net Assets in Municipal Securities the interest of which is exempt from regular federal income tax and is exempt from Tennessee State personal income tax.
[7]	Each Fund may invest no more than 20% of its Net Assets in taxable investments under normal market conditions. Under unusual conditions, taxable investments may exceed this percentage.
[8]	The High Yield Municipal Fund may for this purpose invest in investment and high grade securities without limit.

18

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Short	California	New York
	Duration	Intermediate	Intermediate	Municipal	High Yield	Tennessee
• Applicable	Tax-Free	AMT-Free Municipal	AMT-Free Municipal	Income	Municipal	Municipal
— Not applicable*	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•

Credit/Default	•	•	•	•	•	•

Call	•	•	•	•	•	•

Extension	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•

U.S. Government Securities	•	•	•	•	•	•

Market	•	•	•	•	•	•

Management	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•

Non-Diversification	—	•	•	—	•	•

“Junk Bond”	—	—	—	—	•	—

Tax	•	•	•	•	•	•

Concentration	•	•	•	•	•	•

California/New York/Tennessee	—	•	•	—	—	•

*	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

19

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings), or the counterparty in a derivative investment, may default on its obligation to pay interest and repay principal. This risk includes the risk of default on foreign letters of credit or guarantees that back Municipal Securities.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities that may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes

20

PRINCIPAL RISKS OF THE FUNDS

may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase a Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
■	Tax Risk—The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation and, for the California Intermediate AMT- Free Municipal Fund and New York Intermediate AMT-Free Municipal Fund, certain state taxes, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.
■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. At the October 31, 2006 fiscal year end of the High Yield Municipal Fund, the Fund had invested more than 25% of its assets in the Municipal Securities of issuers located in Florida.

Specific Funds:

■	Non-Diversification Risk—The High Yield Municipal Fund, California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund and Tennessee Municipal Fund are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

21

■	“Junk Bond” Risk—The High Yield Municipal Fund will invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	California/New York/Tennessee Risk—The California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal and Tennessee Municipal Funds intend to invest primarily in California municipal obligations, New York municipal obligations and Tennessee municipal obligations, respectively. The investments of the Funds are, therefore, affected by political and economic developments within these States, and by the financial condition of these States, their public authorities and political sub-divisions. If California, New York, Tennessee or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. See Appendix A in this Prospectus for more information concerning the risks of investing in California, New York and Tennessee.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

22

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) with respect to the bar charts, changes in the performance of a Fund’s Institutional Shares from year to year for up to the last ten calendar years and (b) with respect to the table, how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

The Tennessee Municipal Fund first began operations as the Tennessee Tax-Free Portfolio of First Funds (the “Predecessor Fund”). In June 2006, the Predecessor Fund was reorganized as a new portfolio of Goldman Sachs Trust. Since the Fund has less than a calendar year’s performance, no performance for the Tennessee Municipal Fund is provided in this section. Performance of the Predecessor Fund is not shown because as part of the reorganization the Predecessor Fund changed its investment adviser to GSAM.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

23

Short Duration Tax-Free Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’02 +2.58% Worst Quarter* Q2 ’04 –0.93%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Institutional Shares (Inception 10/1/92)
Returns Before Taxes	3.44%	2.83%	3.64%	3.84%
Returns After Taxes on Distributions**	3.38%	2.82%	3.63%	3.81%	‡
Returns After Taxes on Distributions and Sale of Fund Shares**	3.42%	2.81%	3.61%	3.80%	‡
Lehman Brothers 1-3 Year Municipal Bond Index***	3.09%	2.51%	3.65%	3.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
‡	The Fund does not have tax data available prior to 1993. Therefore, the Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflected in the chart assume taxation at full rate for the period from 1992 to 1993. If the Fund were to assume that there was no tax for the period 1992 to 1993 the Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares would be 3.84% and 3.82%, respectively.

24

FUND PERFORMANCE

California Intermediate AMT-Free Municipal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’06 +2.80% Worst Quarter* Q2 ’06 0.28%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Institutional Shares (Inception 11/1/05)
Returns Before Taxes	4.29%	4.40%
Returns After Taxes on Distributions**	4.21%	4.33%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.06%	4.23%
Lehman Brothers CA 1-10 Year Municipal Bond Index***	3.78%	3.94%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers CA 1-10 Year Municipal Bond Index, with income reinvested, is representative of municipal bonds with maturities ranging from 1-10 years. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

25

New York Intermediate AMT-Free Municipal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’06 +2.44% Worst Quarter* Q2 ’06 0.09%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Institutional Shares (Inception 11/1/05)
Returns Before Taxes	3.47%	3.78%
Returns After Taxes on Distributions**	3.41%	3.73%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.48%	3.70%
Lehman Brothers NY 1-10 Year Municipal Bond Index***	3.70%	3.98%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers NY 1-10 Year Municipal Bond Index, with income reinvested, is representative of municipal bonds with maturities ranging from 1-10 years. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

26

FUND PERFORMANCE

Municipal Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 +4.39% Worst Quarter* Q2 ’99 –2.80%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	5.22%	5.85%	5.53%
Returns After Taxes on Distributions**	5.21%	5.85%	5.50%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.98%	5.70%	5.41%
Lehman Brothers Aggregate Municipal Bond Index***	4.84%	5.53%	5.59%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

27

High Yield Municipal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +3.86% Worst Quarter* Q2 04 –1.73%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Institutional Shares (Inception 4/3/00)
Returns Before Taxes	8.17%	8.01%	8.07%
Returns After Taxes on Distributions**	8.10%	7.98%	8.04%
Returns After Taxes on Distributions and Sale of Fund Shares**	7.14%	7.67%	7.76%
Lehman Brothers High Yield Municipal Index***	10.74%	8.93%	7.96%
Lehman Brothers Aggregate Municipal Bond Index****	4.84%	5.53%	6.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Services with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
****	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses, or taxes. It is not possible to invest directly in an unmanaged index.

28

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

		California	New York
	Short	Intermediate	Intermediate
	Duration	AMT-Free	AMT-Free	Municipal	High Yield	Tennessee
	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fees[1]	None	2.0%	2.0%	2.0%	2.0%	2.0%
Exchange Fees	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.40%	0.45%	0.45%	0.55%	0.52%	0.45%
Distribution and Service (12b-1) Fees	None	None	None	None	None	None
Other Expenses	0.14%	0.65%	1.54%	0.24%	0.21%	0.54%
Interest Expense[4]	None	None	None	0.10%	0.15%	None
All Other Expenses[5]*	0.14%	0.65%	1.54%	0.14%	0.06%	0.54%

Total Fund Operating Expenses*	0.54%	1.10%	1.99%	0.79%	0.73%	0.99%

See pages 30 and 31 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

		California	New York
	Short	Intermediate	Intermediate
	Duration	AMT-Free	AMT-Free	Municipal	High Yield	Tennessee
	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal
	Fund	Fund	Fund	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.35%	0.45%	0.45%	0.50%	0.52%	0.45%
Distribution and Service (12b-1) Fees	None	None	None	None	None	None
Other Expenses	0.04%	0.08%	0.08%	0.14%	0.19%	0.08%
Interest Expense[4]	None	None	None	0.10%	0.15%	None
All Other Expenses[5]	0.04%	0.08%	0.08%	0.04%	0.04%	0.08%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.39%	0.53%	0.53%	0.64%	0.71%	0.53%

Total Fund Operating Expenses (after current waivers and expense limitations) Excluding Interest Expense	0.39%	0.53%	0.53%	0.54%	0.56%	0.53%

29

Fund Fees and Expenses continued

[1]	A 2.0% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less for the California Intermediate AMT-Free Municipal Income Fund, the New York Intermediate AMT-Free Municipal Fund, Municipal Income Fund and Tennessee Municipal Fund and held for 60 calendar days or less for the High Yield Municipal Fund.
[2]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006, except for California Intermediate AMT-Free Municipal and New York Intermediate AMT-Free Municipal which have been restated to reflect expenses for the current fiscal year. The Tennessee Municipal Fund changed its fiscal year end from June 30 to October 31. As a result, the Tennessee Municipal Fund’s annual operating expenses are based on actual expenses and have been annualized to reflect a full fiscal year.
[3]	The Investment Adviser is entitled to management fees from the Funds at annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Short Duration Tax-Free	0.40%	on the first $1 billion
	0.36%	on the next $1 billion
	0.34%	over $2 billion

California Intermediate AMT-Free Municipal	0.45%	on the first $1 billion
	0.41%	on the next $1 billion
	0.39%	over $2 billion

New York Intermediate AMT-Free Municipal	0.45%	on the first $1 billion
	0.41%	on the next $1 billion
	0.39%	over $2 billion

Municipal Income	0.55%	on the first $1 billion
	0.50%	on the next $1 billion
	0.48%	over $2 billion

High Yield Municipal	0.55%	on the first $2 billion
	0.50%	over $2 billion

Tennessee Municipal	0.45%	on the first $1 billion
	0.41%	on the next $1 billion
	0.39%	over $2 billion

In addition, The Investment Adviser has voluntarily agreed to waive a portion of the management fee on the Short Duration Tax-Free and Municipal Income Funds equal to 0.05% of each Fund’s respective average daily net assets. As a result of fee waivers, the current management fees of the Short Duration Tax-Free and Municipal Income Funds are 0.35%, and 0.50%, respectively, of such Fund’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.

30

FUND FEES AND EXPENSES

[4]	Interest expense relates to Municipal Income and High Yield Municipal Funds’ liability with respect to floating rate notes held by third parties in conjunction with inverse floating rate securities transactions by the Funds.
[5]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of each Fund (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Short Duration Tax-Free	0.004%
California Intermediate AMT-Free Municipal	0.044%
New York Intermediate AMT-Free Municipal	0.044%
Municipal Income	0.004%
High Yield Municipal	0.004%
Tennessee Municipal	0.044%

The expense reductions may be terminated at any time at the option of the Investment Adviser.

31

Fund Fees and Expenses continued

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Short Duration Tax-Free	$55	$173	$302	$677

California Intermediate AMT-Free Municipal	$112	$350	$606	$1,340

New York Intermediate AMT-Free Municipal	$202	$624	$1,073	$2,317

Municipal Income	$81	$252	$439	$978

High Yield Municipal	$75	$233	$406	$906

Tennessee Municipal Fund	$101	$315	$547	$1,213

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

32

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Short Duration Tax-Free California Intermediate AMT-Free Municipal New York Intermediate AMT-Free Municipal Municipal Income High Yield Municipal Tennessee Municipal

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

33

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	October 31, 2006

GSAM:

Short Duration Tax-Free	0.40% on the first $1 billion 0.36% on the next $1 billion 0.34% over $2 billion	0.35%

California Intermediate AMT-Free Municipal	0.45% on the first $1 billion 0.41% on the next $1 billion 0.39% over $2 billion	0.45%

New York Intermediate AMT-Free Municipal	0.45% on the first $1 billion 0.41% on the next $1 billion 0.39% over $2 billion	0.45%

Municipal Income	0.55% on the first $1 billion 0.50% on the next $1 billion 0.48% over $2 billion	0.50%

High Yield Municipal	0.55% on the first $2 billion 0.50% over $2 billion	0.52%

Tennessee Municipal	0.45% on the first $1 billion 0.41% on the next $1 billion 0.39% over $2 billion	0.45% *

*	Reflects rate for the fiscal period July 1, 2006 to October 31, 2006.

The Investment Adviser may voluntarily waive a portion of its advisory fees from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds for 2006 is available in the Funds’ annual report dated October 31, 2006.

34

SERVICE PROVIDERS

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around three groups: the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Team.
■	These teams strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

______________________________________________________________________________________________________________

U.S. Fixed Income-Municipal Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Ben Barber Managing Director Head of U.S. Municipal Team	Senior Portfolio Manager— Short Duration Tax-Free California Intermediate AMT-Free Municipal New York Intermediate AMT-Free Municipal Municipal Income High Yield Municipal Tennessee Municipal	Since 1999 2005 2005 1999 2000 2006	Mr. Barber joined the Investment Adviser in 1999 as a portfolio manager. Prior to his current position, he managed high yield municipal and municipal bond funds at Franklin Templeton for eight years.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— California Intermediate AMT-Free Municipal Fund New York Intermediate AMT-Free Municipal Fund High Yield Municipal Tennessee Municipal	Since 2005 2005 2000 2006	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department.

Scott Diamond Vice President	Portfolio Manager— Short Duration Tax-Free California Intermediate AMT-Free Municipal New York Intermediate AMT-Free Municipal Municipal Income High Yield Municipal Tennessee Municipal	Since 2002 2005 2005 2002 2002 2006	Mr. Diamond joined the Investment Adviser in 2002 as a portfolio manager. Before joining the Investment Adviser, Mr. Diamond worked for Prudential Financial for nine years where he served as the portfolio manager for national and state specific mutual funds, as well as managing the municipal portfolio of several institutional accounts.

Ben Barber is a Senior Portfolio Manager and serves as the Head of the U.S. Municipal Investment Management Team. As the leader of the Municipal Investment Management Team, Mr. Barber is ultimately responsible for the composition of a Fund’s structure at both the security and sector level. Along with the other portfolio managers on the team, Mr. Barber has specific responsibilities including duration, term structure, trading, and credit research. Each portfolio manager is responsible for liaising with the Municipal Credit Research Department,

35

and promoting his or her fixed income investment ideas to the other members of the team so that a consensus view might be achieved and implemented.

The Additional Statement provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The

36

SERVICE PROVIDERS

results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of

37

New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs, Goldman Sachs Variable Insurance Trust (“GSVIT”) the Trust, the Trustees and Officers of the Trust and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”), and the Investment Advisers Act of 1940, (ii) common law breach of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006 the plaintiffs appealed this decision. By

38

SERVICE PROVIDERS

agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the Circuit Court of Appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

39

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

Short Duration Tax-Free	Daily	Monthly	Annually

California Intermediate AMT-Free Municipal	Daily	Monthly	Annually

New York Intermediate AMT-Free Municipal	Daily	Monthly	Annually

Municipal Income	Daily	Monthly	Annually

High Yield Municipal	Daily	Monthly	Annually

Tennessee Municipal	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

40

DIVIDENDS

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

41

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Funds will not accept a check drawn on foreign banks, third party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance (less any applicable redemption fee in the case of redemption orders).
■	Authorized institutions or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust. These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the

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Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your authorized dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other
    depository institutions investing
    for their own account or on behalf
    of clients
■  Section 401(k), profit sharing,
    money purchase pension, tax-
    sheltered annuity, defined benefit
    pension or other employee benefit
    plans that are sponsored by one
    or more employers (including
    governmental or church
    employers) or employee
    organizations*
■  State, county, city or any
    instrumentality, department,
    authority or agency thereof
■  Corporations with at least $100
    million in assets or in outstanding
    publicly traded securities
■  “Wrap” account sponsors
    (provided they have an agreement
    covering the arrangement with
    GSAM)
■  Registered investment advisers
    investing for accounts for which
    they receive asset-based fees
■  Qualified non-profit organizations,
charitable trusts, foundations and endowments*	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates

■ Individual investors ■ Accounts over which GSAM or its advisory affiliates have investment discretion	$10,000,000

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary*	No minimum

*	These Funds may not be appropriate for IRAs, other tax deferred or tax exempt accounts or for other investors who are not sensitive to federal, state or local income tax consequences of their investments. Please consult with your financial or tax adviser for more information.

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware acts in fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and

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SHAREHOLDER GUIDE

for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment requirements.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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How Are Shares Priced?
The price you pay when you buy Institutional Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell Institutional Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

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SHAREHOLDER GUIDE

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Bond Market Association (“BMA”) recommends that bond markets remain open for all or part of the day.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.
■	On any business day when the BMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend re-investments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire

47

payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire is received by Northern. Failure to provide payment on settlement date may result in a delay in accrual.
■	If a purchase order is placed through an Institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue two days after receipt of check or payment.

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SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form, subject to any applicable redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ A Medallion signature guarantee may be required (see details below)
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

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A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person designated in the current records of the Transfer Agent with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). For direct accounts to receive the redemption by check during this time period, the redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company

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SHAREHOLDER GUIDE

Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions (with your Medallion signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Municipal Income, California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal and Tennessee Municipal Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less and the High Yield Municipal Fund will charge a 2% redemption fee on the redemption of shares (including exchanges) held for 60 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.

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■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemptions of shares by another Goldman Sachs Fund (e.g., Goldman Sachs Asset Allocation Portfolios).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption

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SHAREHOLDER GUIDE

fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need to Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your Account to another Institution with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from that redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of the California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund, Municipal Income Fund and Tennessee Municipal Fund that are held for 30 calendar days or less (60 calendar days or less for the High Yield Municipal Fund) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

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SHAREHOLDER GUIDE

■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments in Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and a monthly statement. If your account is held in a “street name” you may receive your statements and confirmation on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

In addition, institutions and other financial intermediaries will be responsible for providing any communications from a Fund to its shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting

55

from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interest, of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal, the Municipal Income, High Yield Municipal and the Tennessee Municipal Funds described in this Prospectus, certain other Fixed Income Funds and the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition Fund shares may be held in omnibus

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SHAREHOLDER GUIDE

401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its income. The Funds expect to distribute “exempt-interest dividends” attributable to tax-exempt interest earned by those Funds. Exempt-interest dividends are generally not subject to federal income tax, but may be subject to state or local taxes. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund’s distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from the appreciation attributable to original issue discount on that bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax—whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but “market discount” bonds can cause the Fund to recognize ordinary income. “Market discount” is a discount at which a bond is purchased that is attributable to a decline in the value of the bond after its original issuance. The market discount is then taken into account ratably over the bond’s remaining term to maturity, and the portion that accrues during the Fund’s holding period for the bond is generally treated as taxable ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Funds are generally taxable as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

You should note that exempt-interest dividends paid by the Funds may be a preference item when determining your federal alternative minimum tax liability. The California Intermediate AMT-Free Municipal and New York Intermediate AMT-Free Municipal Funds intend, however, to invest predominantly in Municipal Securities that will not generate income that is a preference item for alternative minimum tax for non corporate shareholders. In addition, exempt-interest dividends of all of the Funds are taken into account in determining the taxable portion of

58

TAXATION

social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Funds will not be deductible for federal income tax purposes.

If you buy shares of a Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is know as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

Any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

CALIFORNIA, NEW YORK AND TENNESSEE TAXES

Except as stated below, you may be subject to state and local taxes on distributions paid by the Funds and on the redemption or exchange of Fund shares.

The California Intermediate AMT-Free Municipal Fund expects to pay dividends that generally are exempt from California State personal income tax. The New York Intermediate AMT-Free Municipal Fund expects to pay dividends that generally are exempt from New York State and City personal income taxes. The Tennessee Municipal Fund expects to pay dividends that generally are exempt from Tennessee State personal income tax. These exemptions will apply, however, only to the dividends that are derived from interest paid on California, New York and Tennessee municipal obligations, respectively, or on certain federal obligations. For these purposes California, New York or Tennessee municipal obligations are

59

obligations issued by or on behalf of the State of California, the State of New York or the State of Tennessee, respectively, and their respective political subdivisions, agencies, instrumentalities, and public authorities and certain issuers located outside these states such as Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is exempt from California State personal income tax, New York State and New York City personal income taxes or Tennessee State personal income tax.

The California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund and Tennessee Municipal Fund may also invest in taxable instruments or in Municipal Securities that are not California, New York or Tennessee municipal obligations, respectively. The Funds’ distributions of interest from municipal obligations other than California, New York and Tennessee municipal obligations, as applicable, may be subject to California, New York State and New York City and Tennessee personal income taxes. In addition, dividends paid by the Funds may be subject to California, New York and Tennessee corporate franchise and corporate income taxes.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Investors that are generally exempt from U.S. tax on interest income, such as IRAs, other tax advantaged accounts, tax-exempt entities and non-U.S. investors, will not gain additional benefit from the tax-exempt status of the Fund’s distributions of interest attributable to exempt bonds. Because the Funds’ pre-tax returns will tend to be lower than those of funds that own taxable bonds of comparable quality, shares of the Funds will normally not be suitable investments for those kinds of investors.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although some asset-backed securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in asset-backed securities. For example, debtors have the option to prepay their loans. Therefore, the duration of an asset-backed security can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new loans fall sufficiently below the interest rates on existing outstanding loans, the rate of prepayment would be expected to increase. Conversely, if loan interest rates rise above the interest rates on existing outstanding loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of each Funds’ and the Predecessor Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment

61

objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Fundamental Policies. As a matter of fundamental policy, under normal circumstances, at least 80% of the Net Assets of the Short Duration Tax-Free, California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal, Municipal Income, High Yield Municipal and Tennessee Municipal Funds (measured at the time of purchase) will be invested in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and, in the case of the Short Duration Tax Free, California Intermediate AMT-Free Municipal and New York Intermediate AMT-Free Municipal Funds, is not a tax preference item under the federal alternative minimum tax. In addition, as a matter of fundamental policy, at least 80% of the California Intermediate AMT-Free Municipal Fund’s, New York Intermediate AMT-Free Municipal Fund’s and Tennessee Municipal Fund’s Net Assets (measured at the time of purchase) will be invested, under normal circumstances, in instruments that pay income which is exempt from California State personal income tax, New York State and City personal income taxes and Tennessee State personal income tax, respectively.

Risks of Investing in California, New York and Tennessee: The California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal and Tennessee Municipal Funds concentrate their investments in California, New York and Tennessee municipal obligations, respectively. Consequently, they are more susceptible to factors adversely affecting issuers of California, New York and Tennessee municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The California Intermediate AMT-Free Municipal Fund’s investments will be affected by political and economic developments within the State of California (“California”), and by the financial condition of California’s public authorities and political subdivisions. As of the end of 2006, California’s economy showed slower economic growth in the face of weakness in residential construction and higher interest rates; moderate growth was predicted in 2007 to mirror the national economy. The early 2000’s recession and stock market drop created State budget gaps as high as $38 billion, and a large budget deficit. Part of this deficit has been

62

APPENDIX A

funded with the issuance of $11 billion of a total of $15 billion of sales-tax backed general obligation bonds approved by the voters in March 2004. However, despite strong revenue growth in the last few years, the State still faces a structural budget gap which must be addressed in future years. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, both the state and local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The New York Intermediate AMT-Free Municipal Fund’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Fund’s investment performance. However, strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of the date of this Prospectus, no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

The Tennessee Municipal Fund concentrates its investments in Tennessee municipal obligations. Consequently, it is more susceptible to factors adversely affecting issuers of Tennessee municipal obligations, and may be riskier than comparable

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municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tennessee Municipal Fund’s investments can be affected by political and economic developments within the State of Tennessee, and by the financial condition of Tennessee’s public authorities and political subdivisions.

While economic conditions in Tennessee continue to show improvement, non-farm job growth in recent years has been modest and the state has experienced a significant loss of manufacturing jobs. Job growth in the service sector has been strong, with the highest growth being in metropolitan areas. The State of Tennessee (the “State”), the largest issuer of Tennessee municipal obligations, relies almost exclusively on a 7% sales tax to comply with the state constitutional mandate that annual expenditures not exceed annual revenues and available reserves. The State has recently implemented a series of reforms to “Tenncare,” its healthcare program serving approximately 1.3 million Medicaid eligible, uninsured or uninsurable citizens, in an attempt to reduce costs of the program.

These factors, among others, could reduce the credit standing of certain issuers of Tennessee municipal obligations. A more detailed discussion of the risks of investing in Tennessee municipal obligations is included in the Additional Statement.

If California, New York, Tennessee or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, none of these Funds is a diversified fund under the 1940 Act (except to the extent that diversification is required for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

In addition to the risk of nonpayment of California, New York or Tennessee municipal obligations, if any of these obligations decline in quality and are downgraded by an NRSRO, they may become ineligible for purchase by the Funds. Since there are large numbers of buyers of these instruments, the supply of California, New York or Tennessee municipal obligations that are eligible for purchase by the Funds could become inadequate at certain times.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), state and municipal governmental entities, corporations, banks and other issuers. Some of these fixed-income

64

APPENDIX A

securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB- or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interests of a Fund and its shareholders.

The High Yield Municipal Fund may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and inverse floating-rate securities involve additional risk of loss. A Fund may enter into a derivative investment for hedging purposes, for example, in an effort to preserve a return or spread, protect against adverse price movements, manage portfolio duration or manage a Fund’s credit exposure. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its

65

contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or credit events.

In addition, each Fund may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of the Fund, including the management of the Fund’s interest rate, duration and credit exposures. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss. Particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Domestic securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

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APPENDIX A

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

The Funds may invest more than 20% of their respective Net Assets in taxable investments and, with respect to the High Yield Municipal Fund more than 35% of its Net Assets, in high grade securities under unusual conditions. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Municipal Securities. The Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and

67

sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. There is risk that a Fund will

68

APPENDIX A

not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration. As of October 31, 2006, the High Yield Municipal Fund had invested more than 25% of its assets in Municipal Securities of issuers located in Florida. Florida’s economy is influenced by numerous factors including transfer payments from the Federal government (social security benefits, pension benefits, etc.), population growth, interest rates, hurricane activity and business cycles affecting various major industries, including tourism, agriculture, construction and manufacturing. In addition, Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The Florida Constitution may limit the State’s ability to raise revenues and may have an adverse effect on the State’s finances and political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. If these difficulties recur in the future, the value of the High Yield Municipal Fund could be adversely affected.

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In purchasing Municipal Securities, each Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the

70

APPENDIX A

custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible

71

security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities and Inverse Floaters. The Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon; Deferred Interest; Pay-In-Kind; and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and

72

APPENDIX A

capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss

73

even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Pool Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

74

APPENDIX A

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’

75

custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or non fundamental investment policies described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. In addition, while the High Yield Municipal Fund does not intend generally to

76

APPENDIX A

leverage its investments through borrowings, it may from time to time borrow money on a short term basis (to the extent permitted by applicable law) for investment purposes. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the

77

interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the credit default swap on specified security (a group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on specified security (a group of securities) to the buyer of the credit swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

78

APPENDIX A

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Non-investment grade securities are issued by state, city, or local municipalities that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally

79

lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

80

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request without charge).

The financial highlights information for the Tennessee Municipal Fund includes the financial history of the Class I shares of Tennessee Tax-Free Portfolio of First Funds, (the “Predecessor Fund”), which has been reorganized into the Tennessee Municipal Fund. The information for the fiscal year ended June 30, 2006 and fiscal period end October 31, 2006 has been audited by Ernst & Young LLP, the Tennessee Municipal Fund’s independent registered public accounting firm. The information for the fiscal years ended June 30, 2005, 2004, 2003, and 2002 has been audited by the Predecessor Fund’s former independent registered public accounting firm.

SHORT DURATION TAX-FREE FUND

	Short Duration Tax-Free Fund—Institutional Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$10.19	$10.39	$10.44	$10.36	$10.25

Income (loss) from investment operations

Net investment income[a]	0.33	0.28	0.23	0.21	0.31	[c]

Net realized and unrealized gain (loss)	0.02	(0.19)	(0.05)	0.09	0.12	[c]

Total from investment operations	0.35	0.09	0.18	0.30	0.43

Distributions to shareholders

From net investment income	(0.35)	(0.29)	(0.23)	(0.22)	(0.32)

Net asset value, end of year	$10.19	$10.19	$10.39	$10.44	$10.36

Total return[b]	3.48%	0.86%	1.75%	2.93%	4.23%

Net assets at end of period (in 000s)	$200,543	$308,255	$409,228	$438,884	$103,273

Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.40%	0.39%

Ratio of net investment income to average net assets	3.23%	2.77%	2.20%	1.99%	3.00%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.54%	0.52%	0.50%	0.52%	0.62%

Ratio of net investment income to average net assets	3.07%	2.64%	2.09%	1.87%	2.77	% [c]

Portfolio turnover rate	55%	46%	37%	43%	31%

See page 87 for all footnotes.

81

CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND

California Intermediate
AMT-Free Municipal Fund—
Institutional Shares

Year Ended October 31,

2006

Net asset value, beginning of year	$10.00

Income from investment operations

Net investment income[a]	0.34

Net realized and unrealized gain	0.13

Total from investment operations	0.47

Distributions to shareholders

From net investment income	(0.37)

Net asset value, end of year	$10.10

Total return[b]	4.84%

Net assets at end of period (in 000s)	$5,428

Ratio of net expenses to average net assets	0.49%

Ratio of net investment income to average net assets	3.37%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.77%

Ratio of net investment income to average net assets	2.09%

Portfolio turnover rate	45%

See page 87 for all footnotes.

82

APPENDIX B

NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND

New York Intermediate
AMT-Free Municipal Fund—
Institutional Shares

Year Ended October 31,

2006

Net asset value, beginning of year	$10.00

Income from investment operations

Net investment income[a]	0.32

Net realized and unrealized gain	0.08

Total from investment operations	0.40

Distributions to shareholders

From net investment income	(0.35)

Net asset value, end of year	$10.05

Total return[b]	4.12%

Net assets at end of period (in 000s)	$8,155

Ratio of net expenses to average net assets	0.46%

Ratio of net investment income to average net assets	3.26%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	3.45%

Ratio of net investment income to average net assets	0.27%

Portfolio turnover rate	10%

See page 87 for all footnotes.

83

MUNICIPAL INCOME FUND

	Municipal Income Fund—Institutional Shares

	For the Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.59	$15.67	$15.40	$15.29	$15.32

Income (loss) from investment operations

Net investment income[a]	0.69	0.70	0.72	0.71	0.71	[c]

Net realized and unrealized gain (loss)	0.22	(0.08)	0.26	0.11	(0.01	) [c]

Total from investment operations	0.91	0.62	0.98	0.82	0.70

Distributions to shareholders

From net investment income	(0.70)	(0.70)	(0.71)	(0.71)	(0.73)

Net asset value, end of year	$15.80	$15.59	$15.67	$15.40	$15.29

Total return[b]	5.98%	4.02%	6.52%	5.45%	4.71%

Net assets at end of period (in 000s)	$152,070	$128,311	$60,506	$57,696	$76,733

Ratio of net expenses to average net assets excluding interest expense and fees	0.53%	0.54%	0.54%	0.55%	0.54%

Ratio of net expenses to average net assets including interest expense and fees[d]	0.63%	0.61%	0.62%	0.60%	0.60%

Ratio of net investment income to average net assets	4.42%	4.37%	4.61%	4.58%	4.69	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets excluding interest expense and fees	0.70%	0.70%	0.72%	0.73%	0.71%

Ratio of total expenses to average net assets including interest expense and fees[d]	0.79%	0.77%	0.80%	0.78%	0.77%

Ratio of net investment income to average net assets	4.26%	4.21%	4.43%	4.40%	4.52	% [c]

Portfolio turnover rate[e]	19%	37%	27%	52%	35%

See page 87 for all footnotes.

84

APPENDIX B

HIGH YIELD MUNICIPAL FUND

	High Yield Municipal Bond Fund—Institutional Shares

	For the Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, at beginning of year	$11.11	$10.91	$10.66	$10.34	$10.57

Income (loss) from investment operations

Net investment income[a]	0.57	0.59	0.59	0.59	0.61	[c]

Net realized and unrealized gain (loss)	0.46	0.19	0.23	0.32	(0.19	) [c]

Total from investment operations	1.03	0.78	0.82	0.91	0.42

Distributions to shareholders

From net investment income	(0.57)	(0.58)	(0.57)	(0.59)	(0.62)

From net realized gains	—	—	—	—	(0.03)

Total distributions	(0.57)	(0.58)	(0.57)	(0.59)	(0.65)

Net asset value, end of year	$11.57	$11.11	$10.91	$10.66	$10.34

Total return[b]	9.45%	7.31%	7.93%	9.02%	4.07%

Net assets at end of period (in 000s)	$3,483,350	$2,540,339	$1,505,390	$934,382	$470,905

Ratio of net expenses to average net assets excluding interest expense and fees	0.56%	0.58%	0.59%	0.60%	0.59%

Ratio of net expenses to average net assets including interest expense and fees[d]	0.71%	0.74%	0.70%	0.72%	0.79%

Ratio of net investment income to average net assets	5.02%	5.16%	5.44%	5.64%	5.84%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets excluding interest expense and fees	0.59%	0.60%	0.61%	0.63%	0.64%

Ratio of total expenses to average net assets including interest expense and fees[d]	0.74%	0.76%	0.72%	0.75%	0.84%

Ratio of net investment income to average net assets	4.99%	5.14%	5.42%	5.61%	5.79%[c]

Portfolio turnover rate[e]	32%	26%	31%	40%	44%

See page 87 for all footnotes.

85

TENNESSEE MUNICIPAL FUND

	Tennessee Municipal Fund—Institutional Shares

	For the
	Period

	July 1 -	For the Years Ended June 30,
	October 31,
	2006*	2006		2005	2004	2003	2002

Net asset value, beginning of period	$9.91	$10.51		$10.42	$10.90	$10.64	$10.45

Income from investment operations

Net investment income	0.13[a]	0.39[a]		0.40	0.41	0.43	0.44

Net realized and unrealized gain/(loss) on investments	0.23	(0.41)		0.12	(0.43)	0.29	0.21

Total from investment operations	0.36	(0.02)		0.52	(0.02)	0.72	0.65

Distributions

Net investment income	(0.13)	(0.38)		(0.40)	(0.41)	(0.43)	(0.44)

Net realized gain	—	(0.20)		(0.03)	(0.05)	(0.03)	(0.02)

Total distributions	(0.13)	(0.58)		(0.43)	(0.46)	(0.46)	(0.46)

Net asset value, end of period	$10.14	$9.91		$10.51	$10.42	$10.90	$10.64

Total return[f]	3.66%	(0.12)%		5.05%	(0.22)%	6.89%	6.34%

Ratios and supplemental data

Net assets, end of period (000s)	$81,694	$82,958		$107,783	$143,278	$163,440	$164,437

Ratio of net expenses to average net assets	0.53%[g]	0.66	% [h]	0.69%	0.65%	0.63%	0.64%

Ratio of net investment income to average net assets	3.87%[g]	3.76	% [h]	3.72%	3.83%	3.93%	4.14%

Ratio of total expenses to average net assets	1.00%[g]	0.88	% [h]	0.89%	0.85%	0.83%	0.84%

Ratio of net investment income to average net assets	3.40%[g]	—		—	—	—	—

Portfolio turnover rate	15%	22%		11%	9%	19%	8%

*	The Fund changed its fiscal year end from June 30 to October 31.
See page 87 for all footnotes.

86

APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
c	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 per share to net investment income and net realized and unrealized gains and losses, and an impact to the ratio of net investment income to average net assets with and without expense reductions by less than 0.01% for the Short Duration Tax-Free and Municipal Income Funds and 0.04% for the High Yield Municipal Fund.
d	Ratios have been restated for the years ended October 31, 2005, 2004, 2003 and 2002.
e	Rates have been restated for the years ended October 31, 2005, 2004, 2003 and 2002, which were previously reported as 38%, 32%, 54% and 39%, respectively for Municipal Income Fund and 28%, 41%, 54% and 52%, respectively for High Yield Municipal Fund.
f	Assumes investment at the net asset value. Returns for periods less than one full year are not annualized. The Goldman Sachs Tennessee Municipal Fund first began operations as the First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”). On June 5, 2006, the Predecessor Fund was reorganized as a new fund of the Goldman Sachs Trust. Performance prior to June 5, 2006 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor is considered the accounting survivor of the reorganization. As part of the reorganization, the Predecessor Fund changed its investment advisor to Goldman Sachs Asset Management, L.P. In addition, the Goldman Sachs Fund that the Predecessor Fund reorganized into had investment policies which were not identical to the Predecessor Fund.
g	Annualized.
h	Ratio includes the affect of the operating expenses of the Predecessor Fund prior to Reorganization.

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Index

1	General Investment Management Approach

4	Fund Investment Objectives and Strategies
	4	Goldman Sachs Short Duration Tax-Free Fund
	6	Goldman Sachs California Intermediate AMT-Free Municipal Fund
	8	Goldman Sachs New York Intermediate AMT-Free Municipal Fund
	10	Goldman Sachs Municipal Income Fund
	11	Goldman Sachs High Yield Municipal Fund
	14	Goldman Sachs Tennessee Municipal Fund

16	Other Investment Practices and Securities

19	Principal Risks of the Funds

23	Fund Performance

29	Fund Fees and Expenses

33	Service Providers

40	Dividends

42	Shareholder Guide
	42	How to Buy Shares
	49	How to Sell Shares

58	Taxation

61	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

81	Appendix B Financial Highlights

Fixed Income Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606–6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

FIMPROINS

Prospectus

Service Shares

February 28, 2007

 GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

■ Goldman Sachs Short Duration Tax-Free Fund ■ Goldman Sachs Municipal Income Fund ■ Goldman Sachs High Yield Municipal Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM”), serves as investment adviser to the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Funds Described In This Prospectus Are Not Money Market Funds. Investors In The Funds Should Understand That The Net Asset Value (“NAV”) Of The Funds Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Municipal Fixed Income Investing Philosophy:
Fixed income markets are constantly evolving and are highly diverse. Our municipal management process is deeply rooted in a philosophy of disciplined “bottom up” research which seeks to recognize tactical opportunities, pricing mismatches and strategic trends. As a result of market inefficiencies, we believe our market access and expertise has historically been an important driver of risk-adjusted returns. Our process emphasizes:

■	In-depth security research
■	Tax efficiency and after-tax income
■	Yield Curve Strategies
■	Disciplined Risk Management

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

1

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated

2

GENERAL INVESTMENT MANAGEMENT APPROACH

below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. A Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

3

Fund Investment Objectives and Strategies

Goldman Sachs Short Duration Tax-Free Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers 1–3 Year Municipal Bond Index plus or minus 0.5 years

Expected Approximate Interest Rate Sensitivity:	2.5-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers 1–3 Year Municipal Bond Index

Symbol:	GSFSX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers 1-3 Year Municipal Bond Index has ranged between two and two and a half years.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

5

Goldman Sachs Municipal Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	15-year municipal bond

Credit Quality:	Minimum = BBB or Baa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality Weighted Average = A or better

Benchmark:	Lehman Brothers Aggregate Municipal Bond Index

Symbol:	GSMEX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Municipal Bond Index has ranged between six and eight years.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Municipal Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Municipal Bond Index plus or minus 2 years

Expected Approximate Interest Rate Sensitivity:	15–20-year municipal bond

Credit Quality:	At least 65% of total assets = BBB or Baa or lower at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmarks:	Lehman Brothers Aggregate Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index

Symbols:	N /A

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in high-yield Municipal Securities that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a NRSRO, and non-investment grade securities are securities rated BB, Ba or below by a NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. Under normal circumstances, the Fund may also invest up to 35% of its Total Assets in higher grade fixed-income securities.

In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the durations of the Lehman Brothers Aggregate Municipal Bond and Lehman Brothers High Yield Municipal Bond Indexes have ranged between six and eight years and six and nine years, respectively.

7

Goldman Sachs High Yield Municipal Fund continued

perspective. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB/Ba or lower).

Under normal market conditions, the Fund invests at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes).

The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

Recognizing that the high-yield municipal market may consist of a limited number of attractive investment opportunities at any one time, the Investment Adviser may temporarily close the Fund to new investors in circumstances when it believes that a sufficient quantity of appropriate high-yield Municipal Securities is not available in the market place. The closure of the Fund under these circumstances generally will not preclude existing shareholders of the High Yield Municipal Fund from purchasing or redeeming Fund shares, although the Investment Adviser reserves the right to close the Fund to additional purchases by existing Fund shareholders in its discretion. For more information about the Fund’s investments in Municipal Securities, see “Municipal Securities” in “Appendix A — Portfolio Securities and Techniques.”

Discretionary mutual fund wrap programs that use the Fund as an investment option may allow new customers to select the Fund as an investment option within the program sponsor’s standard pre-determined asset allocation models and to make purchases of shares of the Fund during the Fund’s temporary closures, subject to the following conditions: (i) the sponsor of such program must comply with the limitations (which may include limitations on the volume of purchases of Fund shares) that the Fund or the Investment Adviser believe to be reasonable in the interests of the Fund; (ii) the program sponsor must provide written assurances that it has appropriate controls in place to implement the Fund’s closure policy properly; and (iii) Goldman, Sachs & Co. must approve such sponsor. In addition, the Fund and its Investment Adviser reserve, at all times, the right to reject any order for the purchase of Fund shares from any program sponsor and to close the Fund to any discretionary mutual fund wrap program at any time. Discretionary mutual fund wrap programs that establish the Fund as a new investment option

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

while the Fund is temporarily closed will not be permitted to make purchases of shares of the Fund until the Fund re-opens.

The Fund is “non-diversified” under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

9

Other Investment Practices
and Securities

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation	Short
on usage; limited only by the	Duration	Municipal	High Yield
objectives and strategies of the Fund	Tax-Free	Income	Municipal
	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Credit, Interest Rate and Total Return Swaps*	•	•	•

Financial Futures Contracts	•	•	•

Interest Rate Floors, Caps and Collars	•	•	•

Options (including Options on Futures)	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1/3	33 1/3	33 1/3

Standby Commitments and Tender Option Bonds	•	•	•

When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

11

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation	Short
on usage; limited only by the	Duration	Municipal	High Yield
objectives and strategies of the Fund	Tax-Free	Income	Municipal
— Not permitted	Fund	Fund	Fund

Investment Securities

Asset-Backed Securities	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations and Trust Preferred Securities	•	•	•

Floating and Variable Rate Obligations	•	•	•

Lower Grade Fixed Income Securities	—**	—**	65+[1]

Structured Securities*	•	•	•

Taxable Municipal Securities	20	20	20

Tax-Free Municipal Securities	80+[2]	80+[3]	80+[3]

Temporary Investments	•[4]	•[4]	•[4,5]

U.S. Government Securities	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.
[1]	The High Yield Municipal Fund will invest at least 65% of its Total Assets in lower grade securities under normal circumstances.
[2]	The Short Duration Tax-Free Fund will invest 80% of its Net Assets in obligations the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax.
[3]	The Municipal Income and High Yield Municipal Funds will invest at least 80% of their Net Assets in municipal securities, the interest on which is exempt from regular federal income tax.
[4]	The Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds may invest no more than 20% of their Net Assets in taxable investments under normal market conditions. Under unusual conditions, taxable investments may exceed this percentage.
[5]	The High Yield Municipal Fund may for this purpose invest in investment and high grade securities without limit.

12

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Short
	Duration	Municipal	High Yield
• Applicable	Tax-Free	Income	Municipal
— Not applicable*	Fund	Fund	Fund

NAV	•	•	•
Interest Rate	•	•	•

Credit/Default	•	•	•

Call	•	•	•

Extension	•	•	•

Derivatives	•	•	•

U.S. Government Securities	•	•	•

Market	•	•	•

Management	•	•	•

Liquidity	•	•	•

Non-Diversification	—	—	•

“Junk Bond”	—	—	•

Tax	•	•	•

Concentration	•	•	•

*	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

13

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings), or the counterparty in a derivative investment, may default on its obligation to pay interest and repay principal. This risk includes the risk of default on foreign letters of credit or guarantees that back Municipal Securities.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities that may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes

14

PRINCIPAL RISKS OF THE FUNDS

may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase a Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
■	Tax Risk—The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.
■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. At the October 31, 2006 fiscal year end of the High Yield Municipal Fund, the Fund had invested more than 25% of its assets in the Municipal Securities of issuers located in Florida.

Specific Funds:

■	Non-Diversification Risk—The High Yield Municipal Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	“Junk Bond” Risk—The High Yield Municipal Fund will invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an

15

issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

16

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) with respect to the bar charts, changes in the performance of a Fund’s Service Shares from year to year for up to the last ten calendar years and (b) with respect to the table, how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

As of the date of this Prospectus, Service Shares of the High Yield Municipal Fund had not commenced operations. Performance of the High Yield Municipal Fund is represented by the Fund’s Class A Shares. Class A Shares are not offered in this Prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns differ only to the extent that Class A Shares have a 0.25% distribution and service fee and a 0.16% transfer agency fee while Service Shares have a 0.25% personal account maintenance fee, a 0.25% shareholder administration fee and a 0.04% transfer agency fee. In addition, Class A Shares, unlike Service Shares, are subject to a maximum sales charge of 4.5%.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on Fund distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the

17

distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

18

FUND PERFORMANCE

Short Duration Tax-Free Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’02 +2.56% Worst Quarter* Q2 ’04 -1.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 9/20/94)
Returns Before Taxes	2.92%	2.34%	3.12%	3.37%
Returns After Taxes on Distributions**	2.88%	2.33%	3.11%	3.37%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.91%	2.32%	3.09%	3.34%
Lehman Brothers 1-3 Year Municipal Bond Index***	3.09%	2.51%	3.65%	3.95%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

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Municipal Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 +4.33% Worst Quarter* Q2 ’99 -2.91%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	4.69%	5.33%	5.06%
Returns After Taxes on Distributions**	4.69%	5.32%	5.03%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.45%	5.17%	4.94%
Lehman Brothers Aggregate Municipal Bond Index***	4.84%	5.53%	5.59%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

20

FUND PERFORMANCE

High Yield Municipal Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q2 ’03 +3.76% Worst Quarter* Q2 ’04 -1.74%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Class A Shares (Inception 4/3/00)
Returns Before Taxes	3.01%	6.59%	6.92%
Returns After Taxes on Distributions**	2.94%	6.57%	6.89%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.58%	6.37%	6.68%
Lehman Brothers High Yield Municipal Bond Index***	10.74%	8.93%	7.96%
Lehman Brothers Aggregate Municipal Bond Index****	4.84%	5.53%	6.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Services with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
****	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses, or taxes. It is not possible to invest directly in an unmanaged index.

21

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	Short Duration	Municipal	High Yield
	Tax-Free	Income	Municipal
	Fund	Fund	Fund[1]

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees[2]	None	2.0%	2.0%
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[3]
Management Fees[4]	0.40%	0.55%	0.52%
Other Expenses	0.64%	0.74%	0.71%
Service and Shareholder Administration Fees[5]	0.50%	0.50%	0.50%
Interest Expense[6]	None	0.10%	0.15%
All Other Expenses[7]*	0.14%	0.14%	0.06%

Total Fund Operating Expenses*	1.04%	1.29%	1.23%

See page 23 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Short Duration	Municipal	High Yield
	Tax-Free	Income	Municipal
	Fund	Fund	Fund[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[3]
Management Fees[4]	0.35%	0.50%	0.52%
Other Expenses	0.54%	0.64%	0.69%
Service and Shareholder Administration Fees[5]	0.50%	0.50%	0.50%
Interest Expense[6]	None	0.10%	0.15%
All Other Expenses[7]	0.04%	0.04%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.89%	1.14%	1.21%

Total Fund Operating Expenses (after current waivers and expense limitations) Excluding Interest Expense	0.89%	1.04%	1.06%

22

FUND FEES AND EXPENSES

[1]	Service Shares of the High Yield Municipal Fund had not commenced as of the date of this Prospectus, therefore expense information presented is based upon existing share classes.
[2]	A 2.0% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less with respect to the Municipal Income Fund and 60 calendar days or less with respect to the High Yield Municipal Fund.
[3]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
[4]	The Investment Adviser is entitled to management fees from the Funds at annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Short Duration Tax-Free	0.40%	on the first $1 billion
	0.36%	on the next $1 billion
	0.34%	over $2 billion

Municipal Income	0.55%	on the first $1 billion
	0.50%	on the next $1 billion
	0.48%	over $2 billion

High Yield Municipal	0.55%	on the first $2 billion
	0.50%	over $2 billion

In addition, the Investment Adviser has voluntarily agreed to waive a portion of the management fee on Short Duration Tax-Free and Municipal Income Funds equal to 0.05% of each Funds respective average daily net assets. As a result of fee waivers, the current management fees of the Short Duration Tax-Free and Municipal Income Funds are 0.35%, and 0.50%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[5]	A portion represents fees to service organizations of 0.25% of each of the Fund’s average daily net assets. Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[6]	Interest expense relates to Municipal Income and High Yield Municipal Funds’ liability with respect to floating rate notes held by third parties in conjunction with inverse floating rate securities transactions by the Funds.
[7]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Short Duration Tax-Free	0.004%
Municipal Income	0.004%
High Yield Municipal	0.004%

The expense reductions may be terminated at any time at the option of the Investment Advisor.

23

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Short Duration Tax-Free	$106	$331	$574	$1,271

Municipal Income	$131	$409	$708	$1,556

High Yield Municipal	$125	$390	$676	$1,489

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

24

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Short Duration Tax-Free Municipal Income High Yield Municipal

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs & Co. (“Goldman Sachs”). As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable

25

monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	October 31, 2006

GSAM:

Short Duration Tax-Free	0.40% on the first $1 billion 0.36% on the next $1 billion 0.34% over $2 billion	0.35%

Municipal Income	0.55% on the first $1 billion 0.50% on the next $1 billion 0.48% over $2 billion	0.50%

High Yield Municipal	0.55% on the first $2 billion 0.50% over $2 billion	0.52%

The Investment Adviser may voluntarily waive a portion of its advisory fees from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2006 is available in the Funds’ annual report dated October 31, 2006.

26

SERVICE PROVIDERS

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around three groups: the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Team.
■	These teams strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

______________________________________________________________________________________________________________

U.S. Fixed Income-Municipal Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Ben Barber Managing Director Head of U.S. Municipal Team	Senior Portfolio Manager— Short Duration Tax-Free Municipal Income High Yield Municipal	Since 1999 1999 2000	Mr. Barber joined the Investment Adviser in 1999 as a portfolio manager. Prior to his current position, he managed high yield municipal and municipal bond funds at Franklin Templeton for eight years.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— High Yield Municipal	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department.

Scott Diamond Vice President	Portfolio Manager— Short Duration Tax-Free Municipal Income High Yield Municipal	Since 2002 2002 2002	Mr. Diamond joined the Investment Adviser in 2002 as a portfolio manager. Before joining the Investment Adviser, Mr. Diamond worked for Prudential Financial for nine years where he served as the portfolio manager for national and state specific mutual funds, as well as managing the municipal portfolio of several institutional accounts.

Ben Barber is a Senior Portfolio Manager and serves as the Head of the U.S. Municipal Investment Management Team. As the leader of the Municipal Investment Management Team, Mr. Barber is ultimately responsible for the composition of a Fund’s structure at both the security and sector level. Along with the other portfolio managers on the team, Mr. Barber has specific responsibilities including duration, term structure, trading, and credit research. Each portfolio manager is responsible for liaising with the Municipal Credit Research Department,

27

and promoting his or her fixed income investment ideas to the other members of the team so that a consensus view might be achieved and implemented.

The Additional Statement provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The

28

SERVICE PROVIDERS

results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of

29

New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs, Goldman Sachs Variable Insurance Trust (“GSVIT”) the Trust, the Trustees and Officers of the Trust and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”), and the Investment Advisers Act of 1940, (ii) common law breach of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By

30

SERVICE PROVIDERS

agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

31

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

Short Duration Tax-Free	Daily	Monthly	Annually

Municipal Income	Daily	Monthly	Annually

High Yield Municipal	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

32

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

33

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any applicable redemption fee in the case of redemption orders) next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments to Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the service fees

34

SHAREHOLDER GUIDE

described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service

35

Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other tax payer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay when you buy Service Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell Service Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

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Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of income declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Bond Market Association (“BMA”) recommends that the bond markets remain open for all or part of the day.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.
■	On any business day when the BMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend re-investments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets does not open for business, the Trust may, but is

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SHAREHOLDER GUIDE

not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire is received by Northern. Failure to provide payment on settlement date may result in a delay in accrual.
■	If a purchase order is placed through a Service Organization that settles through the National Securities Clearing Corporation (the “NSCC”), however, the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue two business days after receipt of check or payments.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form, subject to any applicable redemption fee. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

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A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person designated in the current records of the Transfer Agent. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

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SHAREHOLDER GUIDE

■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). For direct accounts to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person (a Medallion signature guarantee may be required) on the Account to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

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By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Municipal Income Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The High Yield Municipal Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemptions of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess

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SHAREHOLDER GUIDE

contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Service Shares of each Fund earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

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The Trust reserves the right to:

■	Redeem your shares in the event a Service Organization’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of the Municipal Income Fund that are held for 30 calendar days or less (or 60 calendar days or less with respect to the High Yield Fund and the High Yield Municipal Fund), may however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

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SHAREHOLDER GUIDE

Instructions for Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

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What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communication from a Fund to the shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Municipal Income Fund and High Yield Municipal Fund described in this Prospectus, certain other Fixed Income Funds and

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SHAREHOLDER GUIDE

the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its income. The Funds expect to distribute “exempt-interest dividends” attributable to tax-exempt interest earned by those Funds. Exempt-interest dividends are generally not subject to federal income tax, but may be subject to state or local taxes. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund’s distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from the appreciation attributable to original issue discount on that bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax—whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but “market discount” bonds can cause the Fund to recognize ordinary income. “Market discount” is a discount at which a bond is purchased that is attributable to a decline in the value of the bond after its original issuance. The market discount is then taken into account ratably over the bond’s remaining term to maturity, and the portion that accrues during the Fund’s holding period for the bond is generally treated as taxable ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Funds are generally taxable as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

You should note that exempt-interest dividends paid by the Funds may be a preference item when determining your federal alternative minimum tax liability. In addition, exempt-interest dividends of all of the Funds are taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Funds will not be deductible for federal income tax purposes.

If you buy shares of a Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is know as “buying into a dividend.”

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TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

Any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Investors that are generally exempt from U.S. tax on interest income, such as IRAs, other tax advantaged accounts, tax-exempt entities and non-U.S. investors, will not gain additional benefit from the tax-exempt status of the Fund’s distributions of interest attributable to exempt bonds. Because the Funds’ pre-tax returns will tend to be lower than those of funds that own taxable bonds of comparable quality, shares of the Funds will normally not be suitable investments for those kinds of investors. Moreover, investment in the Funds by IRAs and other tax advantaged retirement accounts is especially unsuitable because subsequent distributions made from such accounts to their holders generally will be subject to tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although some asset-backed securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in asset-backed securities. For example, debtors have the option to prepay their loans. Therefore, the duration of an asset-backed security can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new loans fall sufficiently below the interest rates on existing outstanding loans, the rate of prepayment would be expected to increase. Conversely, if loan interest rates rise above the interest rates on existing outstanding loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are

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APPENDIX A

non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Fundamental Policies. As a matter of fundamental policy, under normal circumstances, at least 80% of the Net Assets of the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds (measured at the time of purchase) will be invested in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and, in the case of the Short Duration Tax Free Fund, is not a tax preference item under the federal alternative minimum tax.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), state and municipal governmental entities, corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB- or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interests of a Fund and its shareholders.

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The High Yield Municipal Fund may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and inverse floating-rate securities involve additional risk of loss. A Fund may enter into a derivative investment for hedging purposes, for example in an effort to preserve a return or spread, protect against adverse price movements, manage portfolio duration or manage a Fund’s credit exposure. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or credit events.

In addition, each Fund may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of the Fund, including the management of the Fund’s interest rate, duration and credit exposures. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss. Particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

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APPENDIX A

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Domestic securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

The Funds may invest more than 20% of their respective Net Assets in taxable investments and, with respect to the High Yield Municipal Fund more than 35% of its Net Assets, in high grade securities under unusual conditions. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

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Municipal Securities. The Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and

54

APPENDIX A

equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. There is risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from

55

similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration. As of October 31, 2006, the High Yield Municipal Fund had invested more than 25% of its assets in Municipal Securities of issuers located in Florida. Florida’s economy is influenced by numerous factors including transfer payments from the Federal government (social security benefits, pension benefits, etc.), population growth, interest rates, hurricane activity and business cycles affecting various major industries, including tourism, agriculture, construction and manufacturing. In addition, Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The Florida Constitution may limit the State’s ability to raise revenues and may have an adverse effect on the State’s finances and political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. If these difficulties recur in the future, the value of the High Yield Municipal Fund could be adversely affected.

In purchasing Municipal Securities, each Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the

56

APPENDIX A

U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

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Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities and Inverse Floaters. The Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

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APPENDIX A

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the

59

Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Pool Exchange Act and, therefore, is not

60

APPENDIX A

subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are

61

purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ Custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or non-fundamental investment policies, described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

62

APPENDIX A

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give

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a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection) in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates or in its evaluation of the creditworthiness of swap counterparties and the issuers of

64

APPENDIX A

the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Non-investment grade securities are issued by state, city, or local municipalities that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s

65

inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

66

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request without charge). As of the date of this Prospectus, no Service Shares of the High Yield Municipal Fund were outstanding.

SHORT DURATION TAX-FREE FUND

	Short Duration Tax-Free Fund—Service Shares

	For the Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$10.19	$10.38	$10.44	$10.34	$10.24

Income (loss) from investment operations

Net investment income[a]	0.28	0.23	0.17	0.15	0.26	[c]

Net realized and unrealized gain (loss)	0.02	(0.18)	(0.05)	0.12	0.10	[c]

Total from investment operations	0.30	0.05	0.12	0.27	0.36

Distributions to shareholders

From net investment income	(0.30)	(0.24)	(0.18)	(0.17)	(0.26)

Net asset value, end of period	$10.19	$10.19	$10.38	$10.44	$10.34

Total return[b]	2.96%	0.45%	1.15%	2.62%	3.62%

Net assets at end of period (in 000s)	$56	$55	$55	$74	$72

Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.90%	0.89%

Ratio of net investment income to average net assets	2.74%	2.27%	1.70%	1.45%	2.53	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.04%	1.02%	1.00%	1.02%	1.12%

Ratio of net investment income to average net assets	2.58%	2.14%	1.59%	1.33%	2.30	% [c]

Portfolio turnover rate	55%	46%	37%	43%	31%

See page 69 for all footnotes.

67

MUNICIPAL INCOME FUND

	Municipal Income Fund— Service Shares

	For the Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.68	$15.76	$15.49	$15.37	$15.39

Income (loss) from investment operations

Net investment income[a]	0.61	0.61	0.65	0.63	0.64	[c]

Net realized and unrealized gain (loss)	0.23	(0.07)	0.25	0.12	—	[c,d]

Total from investment operations	0.84	0.54	0.90	0.75	0.64

Distributions to shareholders

From net investment income	(0.62)	(0.62)	(0.63)	(0.63)	(0.66)

Net asset value, end of period	$15.90	$15.68	$15.76	$15.49	$15.37

Total return[b]	5.51%	3.49%	5.95%	4.97%	4.24%

Net assets at end of period (in 000s)	$671	$315	$337	$283	$270

Ratio of net expenses to average net assets excluding interest expense and fees	1.03%	1.04%	1.04%	1.05%	1.04%

Ratio of net expenses to average net assets including interest expense and fees[e]	1.13%	1.11%	1.12%	1.10%	1.10%

Ratio of net investment income to average net assets	3.90%	3.88%	4.11%	4.11%	4.21	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets excluding interest expense and fees	1.20%	1.20%	1.22%	1.23%	1.21%

Ratio of total expenses to average net assets including interest expense and fees[e]	1.29%	1.27%	1.30%	1.28%	1.27%

Ratio of net investment income to average net assets	3.74%	3.72%	3.93%	3.93%	4.04	% [c]

Portfolio turnover rate[f]	19%	37%	27%	52%	35%

See page 69 for all footnotes.

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APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
c	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discounts on debt securities. The effect of this change for the year ended October 31, 2004 was an impact of less than $0.01 per share to net investment income and net realized and unrealized gains and losses, and an impact to the ratio of net investment income to average net assets with and without expense reductions by less than 0.01% for the Short Duration Tax-Free and Municipal Income Funds and 0.04% for the High Yield Municipal Fund.
d	Less than $0.005 per share.
e	Ratios have been restated for the years ended October 31, 2005, 2004, 2003 and 2002.
f	Rates have been restated for the years ended October 31, 2005, 2004, 2003 and 2002, which were previously reported as 38%, 32%, 54% and 39%, respectively.

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Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs Short Duration Tax-Free Fund
6	Goldman Sachs Municipal Income Fund
7	Goldman Sachs High Yield Municipal Fund

10 Other Investment Practices and Securities

13 Principal Risks of the Funds

17 Fund Performance

22 Fund Fees and Expenses

25 Service Providers

32 Dividends

33 Shareholder Guide
33	How to Buy Shares
39	How to Sell Shares

48 Taxation

50 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

67 Appendix B Financial Highlights

Fixed Income Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

FIMPROSVC

Prospectus

Institutional Shares

February 28, 2007

 GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

■ Goldman Sachs Government Income Fund

■  Goldman Sachs U.S. Mortgages Fund

■  Goldman Sachs Core Fixed Income Fund

■  Goldman Sachs Investment Grade Credit Fund

■  Goldman Sachs Global Income Fund

■  Goldman Sachs High Yield Fund

■  Goldman Sachs Emerging Markets Debt Fund

■ Goldman Sachs Core Plus Fixed Income Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”), serves as investment adviser to the Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds. Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Global Income Fund. GSAM and GSAMI are each referred to in this Prospectus as the “Investment Adviser.”

The Funds Described In This Prospectus Are Not Money Market Funds. Investors In The Funds Should Understand That The Net Asset Value (“NAV”) Of The Funds Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

The Investment Adviser’s Fixed Income investment process seeks to maximize risk-adjusted total returns by utilizing a diverse set of investment strategies. The process revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Within the parameters of the risk budget, our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The “Top-

1

down Strategy Teams” are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, “Bottom-up Strategy Teams,” comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Implementing portfolios—The Strategy Teams trade the securities within their area of expertise, while the Portfolio Team oversees the portfolio construction process. In this way, a Fund benefits from the “Best Ideas” generated by the Strategy Teams and trades remain consistent with risk and return objectives.

4. Monitoring strategies—The Portfolio Team is responsible for monitoring the Funds to ensure the most optimal mix of strategies. In addition, the Top-down and Bottom-up Strategy Teams review the strategies within their areas of specialization.

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The Investment Adviser may use derivative instruments, among other things, to manage the durations of Funds’ investment portfolios in accordance with their respective target durations. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of a Fund. The Funds’ investments in

3

derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

4

GENERAL INVESTMENT MANAGEMENT APPROACH

As discussed below, the Funds may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. A Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

5

Fund Investment Objectives and Strategies

Goldman Sachs Government Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Government/Mortgage Index plus or minus 1 year

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	U.S. Government Securities; non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Government/Mortgage Index

Symbol:	GSOIX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings, if any, for investment purposes (measured at time of purchase) (“Net Assets”) in U.S. Government Securities and in repurchase agreements collateralized by such securities**. The remainder of the Fund’s Net Assets (up to 20%) may be invested in non-government securities such as privately issued Mortgage-Backed Securities, asset-backed securities and corporate securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Government/ Mortgage Index has ranged between 3 and 4.8 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs U.S. Mortgages Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Securitized Index plus or minus 0.5 years

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Securitized Index

Symbol:	GSUIX

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”)**. The Fund may also invest in mortgage dollar rolls, U.S. Government Securities and asset-backed securities. For more information about mortgage dollar rolls and these other investments, see “Appendix A — Additional Information on Portfolio Risks, Securities and Techniques.”

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Securitized Index has ranged between 1 and 4.3 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs Core Fixed Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Bond Index

Symbol:	GSFIX

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities and asset-backed securities**. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment and 10% of the Fund’s total assets may be invested in obligations of issuers in countries with

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Bond Index has ranged between 3.8 and 5 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

emerging markets or economies (“emerging countries”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

9

Goldman Sachs Investment Grade Credit Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers U.S. Credit Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	7-year U.S. Treasury note

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers U.S. Credit Index

Symbol:	GSGDX

INVESTMENT OBJECTIVE

The Fund seeks a high level total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers U.S. Credit Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in investment grade fixed-income securities**. Investment grade securities are securities that are rated at the time of purchase at least BBB- by Standard & Poor’s Rating Group (“Standard & Poor’s”) or at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), have a comparable rating by another NRSRO or, if unrated, are determined by the Investment Adviser to be of comparable quality. The Fund may invest in corporate securities, U.S. Government Securities, Mortgage-Backed Securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”). Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers U.S. Credit Index has ranged between 5.4 and 6.1 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

11

Goldman Sachs Global Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years

Expected Approximate Interest Rate Sensitivity:	7-year U.S. government bond

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase; at least 50% of total assets = AAA or Aaa
Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	J.P. Morgan Global Government Bond Index (hedged)

Symbol:	GSDUX

INVESTMENT OBJECTIVE

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed-income securities of U.S. and foreign issuers**. The Fund also enters into transactions in foreign currencies. Under normal market conditions, the Fund will:

■	Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
■	Invest in securities of issuers in at least three countries
■	Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the J.P. Morgan Global Government Bond Index (hedged) has ranged between 4.6 and 6.0 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

The fixed-income securities in which the Fund may invest include:

■	U.S. Government Securities and custodial receipts therefor
■	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
■	Corporate debt securities
■	Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
■	Commercial paper
■	Mortgage-Backed Securities and asset-backed securities

The Fund is “non-diversified” under the Investment Company Act of 1940 (the “Investment Company Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

13

Goldman Sachs High Yield Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped plus or minus 2.5 years

Expected Approximate Interest Rate Sensitivity:	6-year U.S. Treasury note

Credit Quality:	At least 80% of net assets = BB or Ba or lower at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped

Symbol:	GSHIX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets plus in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities**. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:

■	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
■	Convertible and non-convertible corporate debt obligations
■	Loan participations

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped has ranged between 4.1 and 4.8 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

14

FUND INVESTMENT OBJECTIVES AND STRATEGIES

■	Custodial receipts
■	Municipal Securities
■	Preferred stock

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

15

Goldman Sachs Emerging Markets Debt Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = J.P. Morgan EMBI Global Diversified Index plus or minus 2 years

Expected Approximate Interest Rate Sensitivity:	10-year U.S. government bond

Credit Quality:	Minimum = D (Standard & Poor’s) or C (Moody’s)

Benchmark:	J.P. Morgan EMBI Global Diversified Index

Symbol:	GSDIX

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities of issuers located in emerging countries**. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include, among others, most African, Asian, Eastern European, Middle Eastern, South and Central American nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries: Argentina, Brazil, Bulgaria, Colombia, Dominican Republic, Ecuador, Egypt, Malaysia, Mexico, Nigeria, Panama, Peru, The Philippines, Poland, Russia, South Africa, South Korea, Turkey, Ukraine, Uruguay, Venezuela as well as other

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the J.P. Morgan EMBI Global Diversified Index has ranged between 4.1 and 7.5 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

16

FUND INVESTMENT OBJECTIVES AND STRATEGIES

emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.

The Fund may invest in all types of emerging country fixed-income securities, including the following:

■	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks,
■	interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers,
■	fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper),
■	loan participations, and
■	repurchase agreements with respect to the foregoing.

The majority of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

The Fund is “non-diversified” under the Investment Company Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher-rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than more highly rated securities. The Fund may purchase the securities of issuers that are in default.

17

Goldman Sachs Core Plus Fixed Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Bond Index plus or minus 1.5 years

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	Minimum = BB or Ba or lower at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Bond Index

Symbol:	GSNIX

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities, asset-backed securities, high yield non-investment grade securities (securities rated BB, Ba or below by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality) and fixed income securities of issuers located in emerging countries**. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund may invest in obligations of

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Bond Index has ranged between 3.8 and 5 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

18

FUND INVESTMENT OBJECTIVES AND STRATEGIES

domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The Fund may invest up to 15% of its total assets in obligations of issuers in countries with emerging markets or economies (“emerging countries”). The Fund’s investments in junk bonds will not exceed 15% of its total assets at the time of investment. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index. The Fund may purchase securities of issuers in default.

In lieu of direct investments in particular types of fixed income securities, the Fund intends to invest up to 20% in one or more fixed income funds for which GSAM or an affiliate now or in the future acts an investment adviser or principal underwriter (“Underlying Funds”). The Fund is permitted to invest in the affiliated Underlying Funds under rules adopted by the Securities and Exchange Commission. The Investment Adviser expects that the Fund, from time to time, will invest up to 10% of its total assets in each of the Goldman Sachs High Yield Fund and the Goldman Sachs Emerging Markets Debt Fund. When investing in an Underlying Fund, the Fund bears expenses, including management fees, charged by the Underlying Fund in which it invests.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

19

Other Investment Practices
and Securities

The table below and on the tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“Additional Statement.”)

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation			Core
on usage; limited only by the	Government	U.S.	Fixed
objectives and strategies of the Fund	Income	Mortgages	Income
— Not permitted***	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Credit, Interest Rate and Total Return Swaps*	•	•	•

Currency Options and Futures	—	—	•

Cross Hedging of Currencies	—	—	•

Currency Swaps*	—	—	•

Financial Futures Contracts	•	•	•

Forward Foreign Currency Exchange Contracts	—	—	•

Interest Rate Floors, Caps and Collars	•	•	•

Mortgage Dollar Rolls	•	•	•

Mortgage Swaps*	•	•	•

Options (including Options on Futures)	•	•	•

Options on Foreign Currencies	—	—	•

Repurchase Agreements	•	•**	•**

Securities Lending	33 1/3	33 1/3	33 1/3

When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	The Core Fixed Income, Global Income, High Yield and Core Plus Fixed Income Funds may enter into repurchase agreements collateralized by securities issued by foreign governments. The U.S. Mortgages and Investment Grade Credit Funds may enter into repurchase agreements collateralized by U.S. Government Securities and securities rated at least AAA by Standard & Poor’s or Aaa by Moody’s or have a comparable rating by another NRSRO. The Emerging Markets Debt Fund may enter into repurchase agreements collateralized by securities issued by foreign governments and their central banks.
***	Each Fund may, however, invest securities lending collateral in registered funds that invest in such instruments.

20

OTHER INVESTMENT PRACTICES AND SECURITIES

Investment			Emerging	Core Plus
Grade	Global		Markets	Fixed
Credit	Income	High Yield	Debt	Income
Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	—	—	•

•	•	•	—	•

•	•	•	•	•

•	•	•	•	•

•**	•**	•**	•**	•**

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

•	•	•	•	•

21

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation
on usage; limited only by the	Government	U.S.	Core Fixed		Investment Grade
objectives and strategies of the Fund	Income	Mortgages	Income		Credit
— Not permitted**	Fund	Fund	Fund		Fund

Investment Securities

Asset-Backed Securities	•	•	•		•
Bank Obligations	•	•	•		•
Convertible Securities	—	—	•		•
Corporate Debt Obligations and Trust Preferred Securities	•	•	•		•
Emerging Country Securities	—	—	10	[2]	10	[2]
Floating and Variable Rate Obligations	•	•	•		•
Foreign Securities[1]	—	—	•	[3]	•	[3]
Loan Participations	—	—	—		•

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	•	•	•		•
Collateralized Mortgage Obligations	•	•	•		•
Fixed Rate Mortgage Loans	•	•	•		•
Government Issued Mortgage-Backed Securities	•	•	•		•
Multiple Class Mortgage-Backed Securities	•	•	•		•
Privately Issued Mortgage-Backed Securities	•	•	•		•
Stripped Mortgage-Backed Securities	•	•	•		•
Lower Grade Fixed Income Securities	—	— [4]	—	[4]	—	[4]
Preferred Stock, Warrants and Rights	—	—	•		•
Structured Securities*	•	•	•		•
Taxable Municipal Securities	•	•	•		•
Tax-Free Municipal Securities	•	•	•		•
Temporary Investments	•	•	•		•
U.S. Government Securities	80+	•	•		•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each fund may, however, invest securities lending collateral in registered funds that invest in such instruments.
[1]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
[2]	Of the Core Fixed Income, Investment Grade Credit and Global Income Funds’ investments in foreign securities, 10% of each Fund’s total assets in the aggregate may be invested in emerging country securities. Of the Core Plus Fixed Income and High Yield Fund’s foreign securities, 15% and 25%, respectively, of the Fund’s total assets in the aggregate may be invested in emerging country securities.
[3]	The Core Fixed Income and Investment Grade Credit Funds may each invest up to 25% of their respective total assets in securities not denominated in U.S. dollars. The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denominated in any currency. If a Fund’s position is hedged against currency risk, such position is not counted when calculating compliance with this 25% limitation.

22

OTHER INVESTMENT PRACTICES AND SECURITIES

Global			Emerging	Core Plus
Income	High Yield		Markets Debt	Fixed Income
Fund	Fund		Fund	Fund

•	•		•	•
•	•		•	•
—	•		•	•

•	•		•	•
10 [2]	25	[3]	•	15 [2]

•	•		•	•
•	•	[3]	•	•
—	•		•	—
•	•		—	•
•	•		—	•
•	•		—	•

•	•		—	•

•	•		—	•

•	•		—	•

•	•		—	•

— [4]	80+	[5]	•	15

—	•		•	•
•	•		•	•
—	•		—	•
—	•		—	•
•	•	[6]	• [6]	•
•	•		•	•

[4]	A Fund may not purchase securities that are rated below BBB- or Baa3 but may own such a security, if the security is downgraded after purchase.
[5]	The High Yield Fund will invest at least 80% of its Net Assets in lower grade securities under normal circumstances.
[6]	The High Yield Fund and Emerging Markets Debt Fund may for this purpose invest in investment grade and high grade securities without limit.

23

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Government	U.S.	Core Fixed	Investment
• Applicable	Income	Mortgages	Income	Grade Credit
— Not applicable*	Fund	Fund	Fund	Fund

NAV	•	•	•	•

Interest Rate	•	•	•	•

Credit/Default	•	•	•	•

Call	•	•	•	•

Extension	•	•	•	•

Derivatives	•	•	•	•

U.S. Government Securities	•	•	•	•

Market	•	•	•	•

Management	•	•	•	•

Liquidity	•	•	•	•

Non-Diversification	—	—	—	—

Sovereign

Political	—	—	•	•

Economic	—	—	•	•

Repayment	—	—	•	•

Foreign	—	—	•	•

Emerging Countries	—	—	•	•

Junk Bond	—	—	—	—

Concentration	—	—	—	—

Non-Hedging Foreign Currency Trading	—	—	•	•

Underlying Funds	—	—	—	—

*	Each Fund may, however, invest in securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

24

PRINCIPAL RISKS OF THE FUNDS

Global		Emerging	Core Plus
Income	High Yield	Markets Debt	Fixed Income
Fund	Fund	Fund	Fund

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	—	•	—

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

—	•	•	•

•	—	•	•
•	•	•	•
—	—	—	•

25

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings), or the counterparty in a derivative instrument, may default on its obligation to pay interest and repay principal.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund. See “General Investment Management Approach” above.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be

26

PRINCIPAL RISKS OF THE FUNDS

overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.

Specific Funds:

■	Non-Diversification Risk—The Global Income and Emerging Markets Debt Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	Sovereign Risk—The Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high

27

government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Foreign Risk—The Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds may invest in emerging countries. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.
■	“Junk Bond” Risk—The High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds will invest in non- investment grade fixed-income securities (commonly known as “junk bonds”) that are considered speculative. Non- investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	Concentration Risk—The risk that if either the Global Income Fund or Emerging Markets Debt Fund invests more than 25% of its total assets in issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities

28

PRINCIPAL RISKS OF THE FUNDS

of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund’s investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

■	Non-Hedging Foreign Currency Trading Risk—The Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds may engage, to a greater extent than the other Funds, in forward foreign currency transactions for speculative purposes. The Funds’ Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Funds.
■	Investing in the Underlying Funds—The Core Plus Fixed Income Fund’s investment performance is directly and proportionately related to the investment performance of the Underlying Funds held by it. The ability of the Core Plus Fixed Income Fund to meet its investment objective is directly and proportionately related to the ability of the Underlying Funds to meet their objectives as well as the amount of the investment in the Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of the Core Plus Fixed Income Fund and the Underlying Funds will fluctuate in response to various market and economic factors related to the fixed- income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Underlying Fund will be achieved.
■	Investments of the Underlying Funds—Because the Core Plus Fixed Income Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Core Plus Fixed Income Fund allocates to those Funds. The Core Plus Fixed Income Fund may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin, Central and South America, Eastern Europe, Africa and the Middle East. The Core Plus Fixed Income Fund may also invest in Underlying Funds that in turn invest in non-investment

29

grade fixed-income securities (“junk bonds”), which are considered speculative. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices and the principal risks of the Underlying Funds are included in the disclosure in “Principal Risks of the Funds” and Appendix A.
■	Affiliated Persons—In managing the Core Plus Fixed Income Fund, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in investing the Core Plus Fixed Income Fund’s assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
■	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Core Plus Fixed Income Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Core Plus Fixed Income Fund (including operating costs and investment management fees), but also expenses of the Core Plus Fixed Income Fund.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

30

PRINCIPAL RISKS OF THE FUNDS

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds in which the Investment Adviser intends to invest the Core Plus Fixed Income Fund’s Assets as of the date of this Prospectus. The Core Plus Fixed Income Fund may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval.

Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity

High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration* = Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped plus or minus 2.5 years	6-year U.S. Treasury note

Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration* = J.P. Morgan EMBI Global Diversified Index plus or minus 2 years	10-year U.S. government bond

*	The Fund’s duration approximates its price sensitivity to changes in interest rates.

31

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year for up to the last ten years (with respect to the bar charts); and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

The Core Plus Fixed Income Fund commenced operations November 30, 2006. Therefore, no performance information for the Core Plus Fixed Income Fund is provided in this Section, because the Fund has less than one calendar year’s performance.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

32

FUND PERFORMANCE

Government Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 +4.83% Worst Quarter* Q2 ’04 -1.80%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	4.18%	4.82%	5.91%
Returns After Taxes on Distributions**	2.65%	3.28%	3.76%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.69%	3.23%	3.74%
Lehman Brothers Government/ Mortgage Index***	4.33%	4.73%	5.96%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Government/ Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

33

U.S. Mortgages Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’06 +3.51% Worst Quarter* Q2 ’04 -0.89%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Institutional Shares (Inception 11/3/03)
Returns Before Taxes	5.04%	4.39%
Returns After Taxes on Distributions**	3.32%	2.76%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.25%	2.81%
Lehman Brothers Securitized Index***	5.16%	4.28%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible) and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

34

FUND PERFORMANCE

Core Fixed Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 +4.55% Worst Quarter* Q2 ’04 -2.13%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Institutional Shares (Inception 1/5/94)
Returns Before Taxes	4.00%	5.37%	6.28%	6.29%
Returns After Taxes on Distributions**	2.47%	3.44%	3.94%	3.85%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.61%	3.48%	3.94%	3.86%
Lehman Brothers Aggregate Bond Index***	4.33%	5.06%	6.23%	6.19%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

35

Investment Grade Credit Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’06 +4.46% Worst Quarter* Q2 ’04 -3.20%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Institutional Shares (Inception 11/3/03)
Returns Before Taxes	4.16%	4.54%
Returns After Taxes on Distributions**	2.40%	2.88%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.67%	2.91%
Lehman Brothers U.S. Credit Index***	4.26%	4.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers U.S. Credit Index is an unmanaged index that is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranatural, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes.

36

FUND PERFORMANCE

Global Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’98 +5.70% Worst Quarter* Q2 ’04 -1.90%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Institutional Shares (Inception 8/1/95)
Returns Before Taxes	2.04%	4.43%	5.65%	6.52%
Returns After Taxes on Distributions**	0.95%	2.01%	3.01%	3.70%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.43%	2.36%	3.21%	3.84%
J.P. Morgan Global Government Bond Index (hedged)***	3.09%	4.66%	6.29%	6.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

37

High Yield Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +10.85% Worst Quarter* Q3 ’98 -6.52%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/1/97)
Returns Before Taxes	11.69%	11.09%	7.31%
Returns After Taxes on Distributions**	8.64%	7.66%	3.67%
Returns After Taxes on Distributions and Sale of Fund Shares**	7.50%	7.42%	3.89%
Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped***	10.76%	10.19%	6.10%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers U.S. Corporate High Yield Bond Index, -2% Issuer Capped covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

38

FUND PERFORMANCE

Emerging Markets Debt Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’04 +10.82% Worst Quarter* Q2 ’04 -5.70%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Institutional Shares (Inception 8/29/03)
Returns Before Taxes	11.47%	15.49%
Returns After Taxes on Distributions**	8.78%	11.98%
Returns After Taxes on Distributions and Sale of Fund Shares**	7.45%	11.23%
J.P. Morgan EMBI Global Diversified Index***	9.86%	11.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes.

39

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

	Government		Core Fixed
	Income	U.S. Mortgages	Income
	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees[1]	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.54%	0.40%	0.38%
Account Service Fees	None	0.05%	None
Distribution and Service (12b-1) Fees	None	None	None
Acquired Fund Fees and Expenses[4]	None	None	None
Other Expenses[5]*	0.13%	0.16%	0.09%

Total Fund Operating Expenses*	0.67%	0.61%	0.47%

See pages 42-43 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Funds are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Government		Core Fixed
	Income	U.S. Mortgages	Income
	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.54%	0.33%	0.38%
Account Service Fees	None	0.05%	None
Distribution and Service (12b-1) Fees	None	None	None
Acquired Fund Fees and Expenses[4]	None	None	None
Other Expenses[5]	0.04%	0.02%	0.08%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.58%	0.40%	0.46%

40

FUND FEES AND EXPENSES

Investment	Global		Emerging	Core Plus
Grade	Income	High Yield	Markets	Fixed Income
Credit Fund	Fund	Fund	Debt Fund	Fund

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None
None	2.0%	2.0%	2.0%	2.0%
None	None	None	None	None

0.40%	0.65%	0.69%	0.80%	0.45%
0.05%	None	None	None	None
None	None	None	None	None
None	None	None	None	0.08%
0.20%	0.15%	0.08%	0.36%	1.25%

0.65%	0.80%	0.77%	1.16%	1.78%

Investment	Global		Emerging	Core Plus
Grade	Income	High Yield	Markets	Fixed Income
Credit Fund	Fund	Fund	Debt Fund	Fund

0.33%	0.65%	0.69%	0.80%	0.45%
0.05%	None	None	None	None
None	None	None	None	None
None	None	None	None	0.00%
0.02%	0.04%	0.06%	0.08%	0.04%

0.40%	0.69%	0.75%	0.88%	0.49%

41

Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less with respect to the Global Income, Emerging Markets Debt and Core Plus Fixed Income Funds and 60 calendar days or less with respect to the High Yield Fund.
[2]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006, except for the Core Plus Fixed Income Fund’s annual operating expenses which are estimated for the current fiscal year.
[3]	The Investment Adviser is entitled to management fees from the Funds at annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
	Annual Rate	Net Assets

Government Income	0.54%	First $	1 Billion
	0.49%	Next $	1 Billion
	0.47%	Over $	2 Billion
U.S. Mortgages	0.40%	First $	1 Billion
	0.36%	Next $	1 Billion
	0.34%	Over $	2 Billion
Core Fixed Income	0.40%	First $	1 Billion
	0.36%	Next $	1 Billion
	0.34%	Over $	2 Billion
Investment Grade Credit	0.40%	First $	1 Billion
	0.36%	Next $	1 Billion
	0.34%	Over $	2 Billion
Global Income	0.65%	First $	1 Billion
	0.59%	Next $	1 Billion
	0.56%	Over $	2 Billion
High Yield	0.70%	First $	2 Billion
	0.63%	Over $	2 Billion
Emerging Markets Debt	0.80%	First $	2 Billion
	0.72%	Over $	2 Billion
Core Plus Fixed Income	0.45%	First $	1 Billion
	0.35%	Next $	1 Billion
	0.30%	Over $	2 Billion

The Investment Adviser has voluntarily agreed to waive a portion of the management fee on the U.S. Mortgages and Investment Grade Credit Funds equal to 0.07%, and 0.07%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the U.S. Mortgages, and Investment Grade Credit Funds are 0.33%, and 0.33%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[4]	“Acquired Fund” means any investment company in which a Fund invests or has invested during the period. The Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. The total annual Fund operating expenses will not correlate to the Fund’s ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. A Fund calculates the Acquired Funds’ expenses using the net expense ratios reported in the Acquired Funds’ most recent shareholder reports.

42

FUND FEES AND EXPENSES

[5]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Transfer Agent has voluntarily agreed to reduce or limit a portion of the transfer agency fee on the Institutional Shares of the U.S. Mortgages and Investment Grade Credit Funds equal to 0.02% of the Funds’ Institutional Shares average daily net assets. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of each Fund (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Government Income	0.004%
U.S. Mortgages	0.004%
Core Fixed Income	0.104%
Investment Grade Credit	0.004%
Global Income	0.004%
High Yield	0.024%
Emerging Markets Debt	0.044%
Core Plus Fixed Income Fund	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

43

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Government Income	68	214	373	835

U.S. Mortgages	62	195	340	762

Core Fixed Income	48	151	263	591

Investment Grade Credit	66	208	362	810

Global Income	82	255	444	990

High Yield	79	246	428	954

Emerging Markets Debt	118	368	638	1,409

Core Plus Fixed Income	181	560	N/A	N/A

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

44

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Government Income U.S. Mortgages Core Fixed Income Investment Grade Credit High Yield Emerging Markets Debt Core Plus Fixed Income

Goldman Sachs Asset Management International Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Global Income

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

45

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate
			For the Fiscal
	Management Fee	Average Daily	Year Ended
	Annual Rate	Net Assets	October 31, 2006

GSAM:

Government Income	0.54%	First $1 Billion	0.54%
	0.49%	Next $1 Billion
	0.47%	Over $2 Billion

U.S. Mortgages	0.40%	First $1 Billion	0.33%
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

Core Fixed Income	0.40%	First $1 Billion	0.38%
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

Investment Grade	0.40%	First $1 Billion	0.33%
Credit	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

Global Income	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

High Yield	0.70%	First $2 Billion	0.69%
	0.63%	Over $2 Billion

Emerging Markets	0.80%	First $2 Billion	0.80%
Debt	0.72%	Over $2 Billion

Core Plus Fixed	0.45%	First $1 Billion	N/A*
Income	0.35%	Next $1 Billion
	0.30%	Over $2 Billion

*	The Core Plus Fixed Income Fund commenced operations on November 30, 2006.

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may voluntarily waive a

46

SERVICE PROVIDERS

portion of its advisory fee from time to time and discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2006 is available in the Funds’ annual report dated October 31, 2006.

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

______________________________________________________________________________________________________________

U.S. Fixed Income-Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan Beinner Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager—Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager—Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

James B. Clark Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Government Income Core Fixed Income U.S. Mortgages Investment Grade Credit Emerging Markets Debt Core Plus Fixed Income	Since 1994 2000 2003 2003 2003 2006	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

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Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Christopher Sullivan Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	Since 2001 2001 2006	Mr. Sullivan joined the Investment Adviser in 2001 as a portfolio manager and as Co-Head of the U.S. Fixed Income Team. Since 1997, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

Andrew Jessop Managing Director and Co-Head of High Yield Team	Senior Portfolio Manager— High Yield	Since 1997	Mr. Jessop joined the Investment Adviser in 1997 as a portfolio manager. He is responsible for managing high yield assets. Previously, he worked six years managing high yield portfolios at Saudi International Bank in London.

James McCarthy Managing Director	Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	Since 1995 1995 2006	Mr. McCarthy joined the Investment Adviser in 1995 after working for Nomura Securities as a mortgage backed securities trader.

Thomas D. Teles Managing Director	Portfolio Manager— Core Fixed Income U.S. Mortgages Core Plus Fixed Income	Since 2000 2003 2006	Mr. Teles joined the Investment Adviser in 2000. Prior to his current position, he worked for three years as a mortgage trader and in the research department for Goldman, Sachs & Co.

James Cielinski Managing Director	Senior Portfolio Manager— Global Income Investment Grade Credit Core Fixed Income Core Plus Fixed Income	Since 2000 2003 2003 2006	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

Mark Van Wyk Vice President	Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	Since 1994 1994 2006	Mr. Van Wyk joined the Investment Adviser in 1994 and specializes in U.S. government and financial derivatives. He worked with an options trading firm prior to joining the Investment Adviser.

Peter D. Dion Vice President	Portfolio Manager— Government Income U.S. Mortgages Core Fixed Income Core Plus Fixed Income	Since 1995 2003 1995 2006	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Ben Johnson Vice President	Portfolio Manager— Investment Grade Credit	Since 2003	Mr. Johnson joined the Investment Adviser in 1998 and specializes in credit research. Prior to joining the Investment Adviser, he worked for Prudential Insurance Company of America where he invested in private placement debt securities.

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SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Samuel Finkelstein Managing Director	Portfolio Manager— Emerging Markets Debt	Since 2003	Mr. Finkelstein joined the investment manager in 1997. Prior to joining the emerging market team in 2000, he worked in the fixed income risk and strategy group where he constructed portfolios and monitored risk exposure. Prior to that, he worked for one year as a foreign currency trader at the Union Bank of Switzerland.

Ricardo Penfold Vice President	Portfolio Manager— Emerging Markets Debt	Since 2003	Mr. Penfold joined the Investment Adviser in 2000. Prior to that he was Head of Research and Economics in Venezuela for Santander Investments and Banco Santander Central Hispano for four years.

Owi Ruivivar, Ph.D Vice President	Portfolio Manager— Emerging Markets Debt	Since 2003	Ms. Ruivivar joined the Investment Adviser in 2002. Prior to joining GSAM she worked for five years at BNP Paribas where for her last two years there she headed global emerging market debt strategy. Before joining the finance industry in 1997 she worked in economics research at the International Monetary Fund, and at various other international development institutions.

Stephen Warren Vice President	Portfolio Manager— U.S. Mortgages	Since 2003	Mr Warren joined the Investment Adviser in 2003 as a member of the mortgage-backed securities team. Mr. Warren was previously a portfolio manager responsible for asset-backed securities and U.S. government bonds for the Investment Adviser from 1993 to 1997. From 1997 to 2003, he worked as a Principal and Chief Investment Officer at Integrity Capital Management, a quantitative hedge fund, and then as a managing director at Urbanfetch, an Internet company.

Diana Gordon, Ph.D Vice President	Portfolio Manager— High Yield	Since 2001	Ms. Gordon joined the Investment Adviser in 1999 covering the high yield technology and communications sectors in addition to trading. Before joining the Investment Adviser, she was a high yield portfolio manager at Saudi International Bank.

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Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Rob Cignarella Vice President	Portfolio Manager— High Yield	Since 2003	Mr. Cignarella joined the Investment Adviser in 1998 as a high yield credit research analyst. Prior to his current position he worked in investment banking at Salomon Brothers.

Global Fixed Income—Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Andrew Wilson Managing Director and Co-Head Global Fixed Income Team	Senior Portfolio Manager— Global Income	Since 1995	Mr. Wilson joined the Investment Adviser in 1995 as a portfolio manager. Prior to his current position, he spent three years as an Assistant Director at Rothschild Asset Management, where he was responsible for managing global and international bond portfolios with specific focus on the U.S., Canadian, Australian and Japanese economies.

Philip Moffitt Partner Managing Director and Co-Head Global Fixed Income Team	Senior Portfolio Manager— Global Income	Since 2000	Mr. Moffitt joined the Investment Adviser in 1999 as a portfolio manager. Prior to joining the Investment Adviser he worked for three years as a proprietary trader for Tokai Asia Ltd in Hong Kong. Before that Mr. Moffitt spent ten years with Bankers Trust Asset Management in Australia, where he was a Managing Director responsible for all active global fixed income funds as well as a member of the Asset Allocation Committee.

Iain Lindsay Managing Director	Senior Portfolio Manager— Global Income	Since 2001	Mr. Lindsay is a senior investment professional with our global fixed income and currency management team. He is a member of our Investment Strategy Group, and heads Global Fixed Income and Currency Product Management. Prior to joining Goldman Sachs Asset Management in 2001 he was with JP Morgan Investment Management where he was a portfolio manager.

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SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Andrew Bound Managing Director	Senior Portfolio Manager— Global Income	Since 1999	Mr. Bound is the head of our Fundamental Currency Strategies and has been a member of the Fixed Income and Currency group since January 1999. Prior to joining GSAM, he was a currency trader, at Goldman, Sachs & Co. for 3 years, trading all the majors.

Kevin Corrigan Executive Director	Senior Portfolio Manager— Global Income	Since 2006	Mr. Corrigan is a Senior Credit Portfolio Manager at Goldman Sachs Asset Management (GSAM), specializing in the management of pan-European credit portfolios. He joined GSAM after spending nine years at Fischer Francis Trees & Watts, where he was most recently the Managing Director and Co-Head of Credit.

Nicholas Griffiths Executive Director	Senior Portfolio Manager— Global Income	Since 1997	Mr. Griffiths joined the Global Fixed Income team in 1999 and is a portfolio manager working with both the short duration and UK Fixed Income teams. In addition, he is a member of the Country Team whose responsibilities include researching and creating cross-country ideas for all portfolios.

Jonathan Beinner serves as the Chief Investment Officer for the Global and U.S. Fixed Income Portfolio Management Team. Alongside Tom Kenny, he Co-Heads the Global and U.S. Fixed Income Team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs,

51

71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman

52

SERVICE PROVIDERS

Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

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LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, GSAMI, Goldman Sachs, the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all

54

SERVICE PROVIDERS

unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

Government Income	Daily	Monthly	Annually

U.S. Mortgages	Daily	Monthly	Annually

Core Fixed Income	Daily	Monthly	Annually

Investment Grade Credit	Daily	Monthly	Annually

Global Income	Monthly	Monthly	Annually

High Yield	Daily	Monthly	Annually

Emerging Markets Debt	Daily	Monthly	Annually

Core Plus Fixed Income	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

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DIVIDENDS

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance (less any applicable redemption fee in the case of redemption orders).
■	Authorized institutions or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

58

SHAREHOLDER GUIDE

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust. These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

With respect to the U.S. Mortgages and Investment Grade Credit Funds, Goldman Sachs is also entitled to receive an account service fee equal on an annual basis to 0.05% of each Fund’s average daily net assets attributed to Institutional Shares. This fee is for account services and may be used to make payments to service organizations for account maintenance, processing orders to purchase, redeem and exchange Institutional Shares and other services.

The Investment Adviser, Distributor and/or their affiliates may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered

59

representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your authorized dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other
    depository institutions investing
    for their own account or on behalf
    of clients
■  Section 401(k), profit sharing,
    money purchase pension, tax-
    sheltered annuity, defined benefit
    pension or other employee benefit
    plans that are sponsored by one
    or more employers (including
    governmental or church
    employers) or employee
    organizations
■  State, county, city or any
    instrumentality, department,
    authority or agency thereof
■  Corporations with at least $100
    million in assets or in outstanding
    publicly traded securities
■  “Wrap” account sponsors
    (provided they have an agreement
    covering the arrangement with
    GSAM)
■  Registered investment advisers
    investing for accounts for which
    they receive asset-based fees
■  Qualified non-profit organizations,
charitable trusts, foundations and endowments	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates

■ Individual investors ■ Accounts over which GSAM or its advisory affiliates have investment discretion	$10,000,000

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

60

SHAREHOLDER GUIDE

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment requirements.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that

61

the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy Institutional Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell Institutional Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares.

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SHAREHOLDER GUIDE

However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Bond Market Association (“BMA”) recommends that bond markets remain open for all or part of the day.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.
■	On any business day when the BMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend re-investments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

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Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

When Will Shares Be Issued And Dividends Begin To Be Paid?
Global Income Fund: If a purchase order is received in proper form before the Fund closes, shares will be issued the same day and will be entitled to any dividends declared which have a record date on or after such purchase date.

For all other Funds:

■	Shares Purchased by Federal Funds Wire:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received, or (ii) the day that the federal funds wire is received by Northern. Failure to provide payment on settlement date may result in a delay in accrual.
■	If a purchase order is placed through an Institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue two days after receipt of check or payment.

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HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form subject to any applicable redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ A Medallion signature guarantee may be required (see details below)
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Fund as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or

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■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person designated in the current records of the Transfer Agent with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). For direct accounts, to receive the redemption by check during this time period, the redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.

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■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions (with your Medallion signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Global Income, Emerging Markets Debt and Core Plus Fixed Income Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The High Yield Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

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The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemptions of shares by another Goldman Sachs Fund (e.g., Goldman Sachs Asset Allocation Portfolio).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

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If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your Account to another Institution with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from that redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of the Global Income, Emerging Markets Debt and Core Plus Fixed Income Funds that are held for 30 calendar days or less (60 calendar days or less with respect to the High Yield Fund) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.
■	Normally, a telephone exchanges will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

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■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments in Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and a monthly statement. If your account is held in a “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

In addition, institutions and financial intermediaries will be responsible for providing any communications from a Fund to its shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman

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Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the High Yield, Global Income, Emerging Markets Debt and Core Plus Fixed Income Funds described in this Prospectus, certain other Fixed Income Funds and the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents,

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administrators and insurance companies. In addition Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will revert back to its prior level after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.)

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Shareholders of the Global Income and Emerging Markets Debt Funds may be entitled to claim a credit or a deduction with respect to foreign taxes if a Fund is eligible to and elects to pass through these taxes to you.

You will be mailed annual tax information with respect to your investment in each Fund in January of the following year.

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. But, withholding is generally not required on properly designated distributions to non U.S. investors of long-term capital gains and, for distributions before November 1, 2008, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designation. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed

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without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB- or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in

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APPENDIX A

such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped Mortgage-Backed Securities and foreign currency transactions involve additional risk of loss. A Fund may enter into a derivative investment for hedging purposes, for example, in an effort to preserve a return or spread, protect against currency fluctuations, protect against adverse price movements, manage portfolio duration or manage a Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events.

In addition, each Fund may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of the Fund, including the management of the Fund’s interest rate, currency, duration and credit exposures. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve

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floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. In general, certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

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APPENDIX A

Risks of Sovereign Debt. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. On January 1, 2007, the euro became the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria became members on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the

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European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging

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countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

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The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Risks of Investments in Central and South America. A significant portion of the Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk

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factors could have an adverse impact on the Fund’s investments in Central and South America.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment

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objective and policies. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in

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custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/ commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

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To the extent a Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments

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(including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

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Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Certain Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

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APPENDIX A

Brady Bonds and Similar Instruments. Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline

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as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

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Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

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The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller)

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of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial

95

instruments and indices. The Funds may engage in futures transactions on U.S. and (in the case of certain Funds) foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount

96

APPENDIX A

equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser, its affiliates or the Funds’ custodian may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage

97

limitations described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund (excluding the Enhanced Income Fund) subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund

98

APPENDIX A

(from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to

99

the seller of the credit swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap, in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching

100

APPENDIX A

investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid

101

as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and

102

APPENDIX A

assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request). The Core Plus Fixed Income Fund commenced operations on November 30, 2006 and therefore no financial highlights information presented.

GOVERNMENT INCOME FUND

	Government Income Fund—Institutional Shares

	For The Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.55	$14.98	$14.85	$14.93	$14.94

Income from investment operations

Net investment income[a]	0.60	0.46	0.46	0.47	0.69	[e]

Net realized and unrealized gain (loss)	0.09	(0.27)	0.33	0.04	0.19	[e]

Total from investment operations	0.69	0.19	0.79	0.51	0.88

Distributions to shareholders

From net investment income	(0.61)	(0.45)	(0.53)	(0.57)	(0.73)

From net realized gains	—[f]	(0.17)	(0.13)	(0.02)	(0.16)

Total distributions	(0.61)	(0.62)	(0.66)	(0.59)	(0.89)

Net asset value, end of year	$14.63	$14.55	$14.98	$14.85	$14.93

Total return[b]	4.86%	1.26%	5.35%	3.60%	6.13%

Net assets at end of year (in 000s)	$146,784	$60,747	$69,770	$151,111	$82,523

Ratio of net expenses to average net assets	0.58%	0.58%	0.58%	0.59%	0.58%

Ratio of net investment income to average net assets	4.18%	3.20%	3.12%	3.16%	4.74	% [e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.67%	0.69%	0.77%	0.78%	0.84%

Ratio of net investment income to average net assets	4.09%	3.08%	2.93%	2.97%	4.48	% [e]

Portfolio turnover rate[d]	766%	256%	609%	520%	226%

See page 111 for all footnotes.

104

APPENDIX B

U.S. MORTGAGES FUND

	U.S. Mortgages Fund—Institutional Shares

	For The Period Ended October 31,

	2006	2005	2004 (Commenced November 3, 2003)

Net asset value, beginning of period	$9.82	$10.22	$10.00

Income from investment operations

Net investment income[a]	0.45	0.33	0.29

Net realized and unrealized gain (loss)	0.08	(0.18)	0.31

Total from investment operations	0.53	0.15	0.60

Distributions to shareholders

From net investment income	(0.44)	(0.37)	(0.38)

From net realized gains	—	(0.18)	—

Total distributions	(0.44)	(0.55)	(0.38)

Net asset value, end of period	$9.91	$9.82	$10.22

Total return[b]	5.56%	1.49%	6.07%

Net assets at end of period (in 000s)	$117,497	$74,616	$120,628

Ratio of net expenses to average net assets	0.40%	0.40%	0.40%[c]

Ratio of net investment income to average net assets	4.64%	3.43%	2.86%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.61%	0.58%	0.68%[c]

Ratio of net investment income to average net assets	4.43%	3.24%	2.58%[c]

Portfolio turnover rate[d]	1665%	2006%	1953%

See page 111 for all footnotes.

105

CORE FIXED INCOME FUND

	Core Fixed Income Fund—Institutional Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.90	$10.28	$10.35	$10.09	$10.28

Income (loss) from investment operations

Net investment income[a]	0.45	0.36	0.34	0.45	0.55

Net realized and unrealized gain (loss)	—	(0.21)	0.31	0.29	(0.15)

Total from investment operations	0.45	0.15	0.65	0.74	0.40

Distributions to shareholders

From net investment income	(0.42)	(0.40)	(0.37)	(0.44)	(0.56)

From net realized gains	(0.06)	(0.13)	(0.35)	(0.04)	(0.03)

From capital	(0.01)	—	—	—	—

Total distributions	$(0.49)	(0.53)	(0.72)	(0.48)	(0.59)

Net asset value, end of year	9.86	$9.90	$10.28	$10.35	$10.09

Total return[b]	4.69%	1.53%	6.55%	7.54%	3.99%

Net assets at end of year (in 000s)	$1,558,971	$1,098,280	$860,021	$695,181	$733,996

Ratio of net expenses to average net assets	0.46%	0.47%	0.50%	0.49%	0.50%

Ratio of net investment income to average net assets	4.65%	3.54%	3.36%	4.39%	5.51%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.47%	0.48%	0.50%	0.49%	0.50%

Ratio of net investment income to average net assets	4.64%	3.53%	3.36%	4.39%	5.51%

Portfolio turnover rate[d]	562%	283%	549%	489%	437%

See page 111 for all footnotes.

106

APPENDIX B

INVESTMENT GRADE CREDIT FUND

	Investment Grade Credit Fund—Institutional Shares

	Period Ended October 31,

	2006	2005	2004 (Commenced November 3, 2003)

Net asset value, beginning of period	$9.95	$10.32	$10.00

Income (loss) from investment operations

Net investment income[a]	0.51	0.52	0.44

Net realized and unrealized gain (loss)	—	(0.42)	0.30

Total from investment operations	0.51	0.10	0.74

Distributions to shareholders

From net investment income	(0.49)	(0.43)	(0.42)

From net realized gains	—	(0.04)	—

Total distributions	(0.49)	(0.47)	(0.42)

Net asset value, end of period	$9.97	$9.95	$10.32

Total return[b]	5.35%	0.89%	7.57%

Net assets at end of period (in 000s)	$3,317	$3,638	$76

Ratio of net expenses to average net assets	0.40%	0.40%	0.40%[c]

Ratio of net investment income to average net assets	5.21%	4.40%	4.28%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.65%	0.66%	1.45%[c]

Ratio of net investment income to average net assets	4.96%	4.14%	3.23%[c]

Portfolio turnover rate	74%	88%	78%

See page 111 for all footnotes.

107

GLOBAL INCOME FUND

	Global Income Fund—Institutional Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$13.23	$13.64	$14.37	$14.33	$14.70

Income (loss) from investment operations

Net investment income[a]	0.38	0.37	0.43	0.56	0.58	[e]

Net realized and unrealized gain (loss)	(0.07)	0.28	0.20	0.30	(0.33	) [e]

Total from investment operations	0.31	0.65	0.63	0.86	0.25

Distributions to shareholders

From net investment income	(0.76)	(1.06)	(1.36)	(0.82)	(0.62)

From capital	(0.05)	—	—	—	—

Total distributions	(0.81)	(1.06)	(1.36)	(0.82)	(0.62)

Net asset value, end of year	$12.73	$13.23	$13.64	$14.37	$14.33

Total return[b]	2.53%	4.90%	4.66%	6.07%	1.82%

Net assets at end of year (in 000s)	$590,541	$214,410	$117,471	$90,368	$143,127

Ratio of net expenses to average net assets	0.68%	0.69%	0.69%	0.70%	0.69%

Ratio of net investment income to average net assets	3.00%	2.70%	3.12%	3.82%	4.00	% [e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.80%	0.91%	1.11%	1.09%	1.07%

Ratio of net investment income to average net assets	2.88%	2.48%	2.70%	3.43%	3.62	% [e]

Portfolio turnover rate	97%	137%	109%	106%	146%

See page 111 for all footnotes.

108

APPENDIX B

HIGH YIELD FUND

	High Yield Fund—Institutional Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$7.82	$8.09	$7.81	$6.39	$7.25

Income (loss) from investment operations

Net investment income[a]	0.61	0.65	0.69	0.68	0.70	[e]

Net realized and unrealized gain (loss)	0.23	(0.21)	0.30	1.41	(0.85	) [e]

Total from investment operations	0.84	0.44	0.99	2.09	(0.15)

Distributions to shareholders

From net investment income	(0.61)	(0.71)	(0.71)	(0.67)	(0.71)

Net asset value, end of year	$8.05	$7.82	$8.09	$7.81	$6.39

Total return[b]	11.16%	5.50%	13.23%	33.98%	(2.59)%

Net assets, end of year (in 000s)	$1,296,429	$825,508	$832,175	$1,119,417	$726,140

Ratio of net expenses to average net assets	0.75%	0.76%	0.76%	0.77%	0.76%

Ratio of net investment income to average net assets	7.76%	8.11%	8.73%	9.42%	9.95%[e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.77%	0.79%	0.78%	0.79%	0.79%

Ratio of net investment income to average net assets	7.74%	8.08%	8.71%	9.40%	9.92	% [e]

Portfolio turnover rate	41%	52%	47%	54%	36%

See page 111 for all footnotes.

109

EMERGING MARKETS DEBT FUND

	Emerging Markets Debt Fund—
	Institutional Shares

				For the
				Period Ended
	Years Ended			October 31,
	October 31,			2003
				(commenced
	2006	2005	2004	August 29, 2003)

Net asset value, beginning of period	$11.76	$11.19	$10.23	$10.00

Income from investment operations

Net investment income[a]	0.64	0.77	0.62	0.11

Net realized and unrealized gain	0.69	1.02	0.98	0.24

Total from investment operations	1.33	1.79	1.60	0.35

Distributions to shareholders

From net investment income	(0.69)	(0.69)	(0.61)	(0.12)

From net realized gains	(0.41)	(0.53)	(0.03)	—

Total distributions	(1.10)	(1.22)	(0.64)	(0.12)

Net asset value, end of period	$11.99	$11.76	$11.19	$10.23

Total return[b]	11.93%	17.01%	16.22%	3.52%

Net assets, end of period (in 000s)	$85,073	$40,962	$20,387	$11,688

Ratio of net expenses to average net assets	0.86%	0.88%	0.88%	0.88%[c]

Ratio of net investment income to average net assets	5.51%	6.58%	5.90%	5.96%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.16%	1.52%	2.57%	4.88%[c]

Ratio of net investment income to average net assets	5.21%	5.94%	4.21%	1.96%[c]

Portfolio turnover rate	1.67%	207%	273%	49%

See page 111 for all footnotes.

110

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account, if applicable. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
c	Annualized.
d	The portfolio turnover rate excluding the effect of mortgage dollar rolls. Prior years include the effect of mortgage dollar transactions.
e	As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effects of these changes for the year ended October 31, 2002 were as follows:

			Decrease the Ratio of Net
			Investment Income to
	Decrease Net	Increase Net Realized	Average Net Assets With
	Investment	and Unrealized Gains	and Without Expense
Fund	Income Per Share	and Losses Per Share	Reductions

Government Income	$0.06	$0.06	0.44%
Global Income	$0.06	$0.06	0.43%

f	Amount is less $0.005 per share.

111

Appendix C Prior Performance of Similarly Advised Accounts of the Investment Adviser

Below is the performance of discretionary private accounts managed by the Investment Adviser that have investment objectives, policies and strategies substantially similar to the Core Plus Fixed Income Fund. Although the private account performance is no substitute for the performance of the Core Plus Fixed Income Fund, it does provide a longer historical track record of the Investment Adviser in managing substantially similar accounts.

SIMILARLY ADVISED PRIVATE ACCOUNTS

The Investment Adviser has discretionary private accounts that have investment objectives, policies and strategies substantially similar to the Core Plus Fixed Income Fund. The following table sets forth the performance data relating to the historical performance of the accounts. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against the Lehman Brothers Aggregate Bond Index and does not represent the performance of the Core Plus Fixed Income Fund. Investors should not consider this performance data as a substitute for the performance of the Core Plus Fixed Income Fund nor should investors consider this data as an indication of the future performance of the Core Plus Fixed Income Fund or of the Investment Adviser. The Lehman Brothers Aggregate Bond Index is unmanaged, and investors cannot invest directly in the index.

		Lehman Brothers
	Private Accounts	Aggregate
Calendar Years	Performance	Bond Index

1995	18.46%	18.48%
1996	4.50%	3.61%
1997	9.53%	9.68%
1998	6.77%	8.67%
1999	-0.43%	-0.83%
2000	11.23%	11.63%
2001	8.08%	8.44%
2002	9.18%	10.26%
2003	7.16%	4.10%
2004	5.16%	4.34%
2005	3.18%	2.43%
2006	4.43%	4.33%

112

APPENDIX C

	Average Annual Total Return
	For the period ended 12/31/06

					Since
	1 Year	3 Year	5 Year	10 Year	Inception

Private Accounts Performance	4.13%	3.84%	5.50%	6.27%	6.80%
Lehman Brothers Aggregate Bond Index	4.28%	3.40%	4.88%	6.20%	6.64%

The performance information with respect to the discretionary private accounts is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Since fees, commissions, and taxes may differ for the private discretionary accounts and the Core Plus Fixed Income Fund, performance data for identical periods may differ.

All returns presented are time-weighted based on monthly valuations and include the reinvestment of earnings. The average annual expenses of the discretionary private accounts for all periods reflect the maximum applicable fee of 0.49%. These average annual expenses were lower than the expenses of the Institutional shares of the Core Plus Fixed Income Fund. The performance of the discretionary private accounts would have been lower if it had been subject to the expenses of the Institutional Shares of the Core Plus Fixed Income Fund. Furthermore, the discretionary private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Core Plus Fixed Income Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser’s discretionary private accounts could have been adversely affected if the discretionary private accounts had been regulated as an investment company under the federal securities laws. In addition, the securities held by the Core Plus Fixed Income Fund will not be identical to the securities held by the discretionary private accounts for the periods shown above. Accordingly, the future performance of the Core Plus Fixed Income Fund will differ from the performance of the private accounts.

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Index

1	General Investment Management Approach

6	Fund Investment Objectives and Strategies
	6	Goldman Sachs Government Income Fund
	7	Goldman Sachs U.S. Mortgages Fund
	8	Goldman Sachs Core Fixed Income Fund
	10	Goldman Sachs Investment Grade Credit Fund
	12	Goldman Sachs Global Income Fund
	14	Goldman Sachs High Yield Fund
	16	Goldman Sachs Emerging Markets Debt Fund
	18	Goldman Sachs Core Plus Fixed Income Fund

20	Other Investment Practices and Securities

24	Principal Risks of the Funds

32	Fund Performance

40	Fund Fees and Expenses

45	Service Providers

56	Dividends

58	Shareholder Guide
	58	How to Buy Shares
	65	How to Sell Shares

74	Taxation

77	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

104	Appendix B Financial Highlights

112	Appendix C Prior Performance of Similarly Advised Accounts of the Investment Adviser

Fixed Income Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

FISMPROINS

Prospectus

Service Shares

February 28, 2007

 GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

■ Goldman Sachs Government Income Fund ■ Goldman Sachs Core Fixed Income Fund ■ Goldman Sachs Global Income Fund ■ Goldman Sachs High Yield Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”), serves as investment adviser to the Government Income, Core Fixed Income, High Yield and Core Plus Fixed Income Funds. Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Global Income Fund. GSAM and GSAMI are each referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

The Investment Adviser’s Fixed Income investment process seeks to maximize risk-adjusted total returns by utilizing a diverse set of investment strategies. The process revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Within the parameters of the risk budget, our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The “Top-down Strategy Teams” are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, “Bottom-up Strategy Teams,” comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Implementing portfolios—The Strategy Teams trade the securities within their area of expertise, while the Portfolio Team oversees the portfolio construction process. In this way, a Fund benefits from the “Best Ideas” generated by the Strategy Teams and trades remain consistent with risk and return objectives.

1

4. Monitoring strategies—The Portfolio Team is responsible for monitoring the Funds to ensure the most optimal mix of strategies. In addition, the Top-down and Bottom-up Strategy Teams review the strategies within their areas of specialization.

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target durations in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The Investment Adviser may use derivative instruments, among other things, to manage the durations of Funds’ investment portfolios in accordance with their respective target durations. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of a Fund. The Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be

3

significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

4

GENERAL INVESTMENT MANAGEMENT APPROACH

As discussed below, the Funds may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or a group of securities) if the security defaults. A Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

5

Fund Investment Objective and Strategies

Goldman Sachs Government Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Government/Mortgage Index plus or minus 1 year

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	U.S. Government Securities; non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Government/Mortgage Index

Symbols:	GSOSX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in U.S. Government Securities and in repurchase agreements collateralized by such securities.** The remainder of the Fund’s Net Assets (up to 20%) may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities and corporate securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Government/Mortgage Index has ranged between 3 and 4.8 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVE AND STRATEGIES

Goldman Sachs Core Fixed Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Bond Index

Symbols:	GSCSX

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities and asset-backed securities.** The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment and 10% of the Fund’s total assets may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Bond Index has ranged between 3.8 and 5 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs Global Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years

Expected Approximate Interest Rate Sensitivity:	7-year U.S. government bond

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase; at least 50% of total assets = AAA or Aaa
Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	J.P. Morgan Global Government Bond Index (hedged)

Symbols:	GSFSX

INVESTMENT OBJECTIVE

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed-income securities of U.S. and foreign issuers.** The Fund also enters into transactions in foreign currencies. Under normal market conditions, the Fund will:

■	Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
■	Invest in securities of issuers in at least three countries
■	Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the J.P. Morgan Global Government Bond Index (hedged) has ranged between 4.6 and 6.0 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

The fixed-income securities in which the Fund may invest include:

■	U.S. Government Securities and custodial receipts therefor
■	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
■	Corporate debt securities
■	Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
■	Commercial paper
■	Mortgage-Backed Securities and asset-backed securities

The Fund is “non-diversified” under the Investment Company Act of 1940 (the “Investment Company Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9

Goldman Sachs High Yield Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped plus or minus 2.5 years

Expected Approximate Interest Rate Sensitivity:	6-year U.S. Treasury note

Credit Quality:	At least 80% of net assets = BB or Ba or lower at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped

Symbols:	GSHSX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.** Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:

■	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
■	Convertible and non-convertible corporate debt obligations
■	Loan participations
■	Custodial receipts
■	Municipal Securities
■	Preferred stock

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped has ranged between 4.1 and 4.8 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

11

Goldman Sachs Core Plus Fixed Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Bond Index plus or minus 1.5 years

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	Minimum = BB or Ba or lower at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Bond Index

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities, asset-backed securities, high yield non-investment grade securities (securities rated BB, Ba or below by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality) and fixed income securities of issuers located in emerging countries**. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund’s investments in non-U.S. dollar

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Bond Index has ranged between 3.8 and 5 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

denominated obligations will not exceed 25% of its total assets at the time of investment and 15% of the Fund’s total assets may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency. The Fund’s investments in junk bonds will not exceed 15% of its total assets at the time of investment. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index. The Fund may purchase securities of issuers in default.

In lieu of direct investments in particular types of fixed income securities, the Fund intends to invest up to 20% in one or more fixed income funds for which GSAM or an affiliate now or in the future acts an investment adviser or principal underwriter (“Underlying Funds”). The Fund is permitted to invest in the affiliated Underlying Funds under rules adopted by the Securities and Exchange Commission. The Investment Adviser expects that the Fund, from time to time, will invest up to 10% of its total assets in each of the Goldman Sachs High Yield Fund and the Goldman Sachs Emerging Markets Debt Fund. When investing in an Underlying Fund, the Fund bears expenses, including management fees, charged by the Underlying Fund in which it invests.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

13

Other Investment Practices
and Securities

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“Additional Statement”).

14

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
Core
• No specific percentage limitation		Core			Plus
on usage; limited only by the	Government	Fixed	Global		Fixed
objectives and strategies of the Fund	Income	Income	Income	High Yield	Income
— Not permitted***	Fund	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Interest Rate and Total Return Swaps*	•	•	•	•	•
Currency Options and Futures	—	•	•	•	•
Cross Hedging of Currencies	—	•	•	•	•
Currency Swaps*	—	•	•	•	•
Financial Futures Contracts	•	•	•	•	•
Forward Foreign Currency Exchange Contracts	—	•	•	•	•
Interest Rate Floors, Caps and Collars	•	•	•	•	•
Mortgage Dollar Rolls	•	•	•	—	•
Mortgage Swaps*	•	•	•	•	•
Options (including Options on Futures)	•	•	•	•	•
Options on Foreign Currencies	—	•	•	•	•
Repurchase Agreements	•	• **	• **	• **	• **
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
When-Issued Securities and Forward Commitments	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	The Core Fixed Income, Global Income, High Yield and Core Plus Fixed Income Funds may enter into repurchase agreements collateralized by securities issued by foreign governments.
***	Each Fund may, however, invest securities lending collateral in registered funds that invest in such instruments.

15

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation
on usage; limited only by the
objectives and strategies of the Fund	Government
— Not permitted**	Income
Fund

Investment Securities
Asset-Backed Securities	•
Bank Obligations	•
Convertible Securities	—
Corporate Debt Obligations and Trust Preferred Securities	•
Emerging Country Securities	—
Floating and Variable Rate Obligations	•
Foreign Securities[1]	—
Loan Participations	—

Mortgage-Backed Securities
Adjustable Rate Mortgage Loans	•
Collateralized Mortgage Obligations	•
Fixed Rate Mortgage Loans	•
Government Issued Mortgage-Backed Securities	•
Multiple Class Mortgage-Backed Securities	•
Privately Issued Mortgage-Backed Securities	•
Stripped Mortgage-Backed Securities	•
Lower Grade Fixed Income Securities	—
Preferred Stock, Warrants and Rights	—
Structured Securities*	•
Taxable Municipal Securities	•
Tax-Free Municipal Securities	•
Temporary Investments	•
U.S. Government Securities	80+

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and all swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered funds that invest in such instruments.
[1]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
[2]	Of the Core Fixed Income and Global Fixed Income Funds’ investments in foreign securities, 10% of each Fund’s total assets in the aggregate may be invested in emerging country securities. Of the Core Plus Fixed Income and the High Yield Fund’s foreign securities, 15% and 25%, respectively, of the Fund’s total assets in the aggregate may be invested in emerging country securities.

16

OTHER INVESTMENT PRACTICES AND SECURITIES

Core Plus
Core Fixed	Global			Fixed
Income	Income	High Yield		Income
Fund	Fund	Fund		Fund

•	•	•		•
•	•	•		•
•	—	•		•
•	•	•		•
10 [2]	10 [2]	25	[2]	15 [2]
•	•	•		•
• [3]	•	•	[3]	•
—	—	•		•

•	•	•		•
•	•	•		•
•	•	•		•
•	•	•		•
•	•	•		•
•	•	•		•
•	•	•		•
—	—	80+	[4]	15
•	—	•		•
•	•	•		•
•	—	•		•
•	—	•		•
•	•	•	[5]	•
•	•	•		•

[3]	The Core Fixed Income Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars. The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denominated in any currency. If a Fund’s position is hedged against currency risk are not counted when calculating compliance with the 25% limitation.
[4]	The High Yield Fund will invest at least 80%, of its Net Assets in lower grade securities under normal circumstances.
[5]	The High Yield Funds may for this purpose invest in investment grade and high grade securities without limit.

17

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Government
• Applicable	Income
— Not applicable*	Fund

NAV	•

Interest Rate	•

Credit/Default	•

Call	•

Extension	•

Derivatives	•

U.S. Government Securities	•

Market	•

Management	•

Liquidity	•

Non-Diversification	—

Sovereign

Political	—

Economic	—

Repayment	—

Foreign	—

Emerging Countries	—

Junk Bond	—

Concentration	—

Non-Hedging Foreign Currency Trading	—

Underlying Fund	—

*	Each Fund may, however, invest in securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

18

PRINCIPAL RISKS OF THE FUNDS

Core Plus
Core Fixed	Global		Fixed
Income	Income	High Yield	Income
Fund	Fund	Fund	Fund

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

—	•	—	—

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

—	—	•	•

—	•	—	—
•	•	•	•
—	—	—	•

19

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings), or the counterparty in a derivative instrument, may default on its obligation to pay interest and repay principal.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund. See “General Investment Management Approach” above.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes

20

PRINCIPAL RISKS OF THE FUNDS

may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.

Specific Funds:

■	Non-Diversification Risk—The Global Income Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	Sovereign Risk—The Core Fixed Income, Global Income, High Yield and Core Plus Fixed Income Funds will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may

21

include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Foreign Risk—The Core Fixed Income, Global Income, High Yield and Core Plus Fixed Income Funds will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The Core Fixed Income, Global Income, High Yield and Core Plus Fixed Income Funds may invest in emerging countries. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.
■	“Junk Bond” Risk—The High Yield Fund and Core Plus Fixed Income Fund will invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	Concentration Risk—The risk that if the Global Income Fund invests more than 25% of its total assets in issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund’s investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.
■	Non-Hedging Foreign Currency Trading Risk—The Core Fixed Income, Global Income, High Yield and Core Plus Fixed Income Funds may engage, to a greater

22

PRINCIPAL RISKS OF THE FUNDS

extent than the other Funds, in forward foreign currency transactions for speculative purposes. The Fund’s Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Funds.
■	Investing in the Underlying Funds—The Core Plus Fixed Income Fund’s investment performance is directly and proportionately related to the investment performance of the Underlying Funds held by it. The ability of the Core Plus Fixed Income Fund to meet its investment objective is directly and proportionately related to the ability of the Underlying Funds to meet their objectives as well as the amount of the investment in the Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of the Core Plus Fixed Income Fund and the Underlying Funds will fluctuate in response to various market and economic factors related to the fixed- income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Underlying Fund will be achieved.
■	Investments of the Underlying Funds—Because the Core Plus Fixed Income Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Core Plus Fixed Income Fund allocates to those Funds. The Core Plus Fixed Income Fund may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin, Central and South America, Eastern Europe, Africa and the Middle East. The Core Plus Fixed Income Fund may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities (“junk bonds”), which are considered speculative. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices and the principal risks of the Underlying Funds are included in the disclosure in “Principal Risks of the Funds” and Appendix A.

23

■	Affiliated Persons—In managing the Core Plus Fixed Income Fund, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in investing the Core Plus Fixed Income Fund’s assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
■	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Core Plus Fixed Income Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Core Plus Fixed Income Fund (including operating costs and investment management fees), but also expenses of the Core Plus Fixed Income Fund.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

24

PRINCIPAL RISKS OF THE FUNDS

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds in which the Investment Adviser intends to invest the Core Plus Fixed Income Fund’s Assets as of the date of this Prospectus. The Core Plus Fixed Income Fund may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval.

Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity

High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration* = Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped plus or minus 2.5 years	6-year U.S. Treasury note

Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration* = J.P. Morgan EMBI Global Diversified Index plus or minus 2 years	10-year U.S. government bond

*	The Fund’s duration approximates its price sensitivity to changes in interest rates.

25

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

The Core Plus Fixed Income Fund commenced operations November 30, 2006. Therefore, no performance information for the Core Plus Fixed Income Fund is provided in this section because the Fund has less than one calendar year’s performance.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on Fund distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

26

FUND PERFORMANCE

Government Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 +4.70% Worst Quarter* Q2 ’04 -1.92%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	3.66%	4.28%	5.37%
Returns After Taxes on Distributions**	2.32%	2.94%	3.43%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.36%	2.89%	3.40%
Lehman Brothers Government/Mortgage Index***	4.33%	4.73%	5.96%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Government/ Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

27

Core Fixed Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 +4.42% Worst Quarter* Q2 ’04 -2.25%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 3/13/96)
Returns Before Taxes	3.48%	4.84%	5.74%	5.85%
Returns After Taxes on Distributions**	2.14%	3.11%	3.60%	3.69%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.27%	3.15%	3.61%	3.68%
Lehman Brothers Aggregate Bond Index***	4.33%	5.06%	6.23%	6.30%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

28

FUND PERFORMANCE

Global Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’98 +5.52% Worst Quarter* Q2 ’04 -2.02%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Service Shares (Inception 3/12/97)
Returns Before Taxes	1.52%	3.92%	5.09%
Returns After Taxes on Distributions**	0.59%	1.69%	2.63%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.08%	2.04%	2.85%
J.P. Morgan Global Government Bond Index (hedged)***	3.09%	4.66%	6.25%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

29

High Yield Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +10.88% Worst Quarter* Q3 ’98 -6.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Service Shares (Inception 8/1/97)
Returns Before Taxes	11.16%	10.50%	6.76%
Returns After Taxes on Distributions**	8.31%	7.27%	3.33%
Returns After Taxes on Distributions and Sale of Fund Shares**	7.17%	7.04%	3.56%
Lehman Brothers U.S. Corporate High Yield Bond Index – 2% Issuer Capped***	10.76%	10.19%	6.10%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers U.S. Corporate High Yield Bond Index — 2% Issuer Capped covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

30

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

					Core Plus
	Government	Core Fixed	Global		Fixed
	Income	Income	Income	High Yield	Income
	Fund	Fund	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees[1]	None	None	2.00%	2.00%	2.00%
Exchange Fees	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.54%	0.38%	0.65%	0.69%	0.45%
Acquired Fund Fees and Expenses[4]	None	None	None	None	0.08%
Other Expenses	0.63%	0.59%	0.65%	0.58%	1.75%
Service Fees[5]	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%	0.25%
All Other Expenses[6]*	0.13%	0.09%	0.15%	0.08%	1.25%

Total Fund Operating Expenses*	1.17%	0.97%	1.30%	1.27%	2.28%

See pages 32-33 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Funds are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

					Core Plus
	Government	Core Fixed	Global		Fixed
	Income	Income	Income	High Yield	Income
	Fund	Fund	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.54%	0.38%	0.65%	0.69%	0.45%
Acquired Fund Fees and Expenses[4]	None	None	None	None	0.00%
Other Expenses	0.54%	0.58%	0.54%	0.56%	0.54%
Service Fees[5]	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%	0.25%
All Other Expenses[6]	0.04%	0.08%	0.04%	0.06%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.08%	0.96%	1.19%	1.25%	0.99%

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Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less with respect to the Global Income Fund and Core Plus Fixed Income Fund and 60 calendar days or less with respect to the High Yield Fund.
[2]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006, except for the Core Plus Fixed Income Fund’s annual operating expenses which are estimated for the current fiscal year.
[3]	The Investment Adviser is entitled to management fees from the Funds at annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
	Annual Rate	Net Assets

Government Income	0.54%	First $	1 Billion
	0.49%	Next $	1 Billion
	0.47%	Over $	2 Billion
Core Fixed Income	0.40%	First $	1 Billion
	0.36%	Next $	1 Billion
	0.34%	Over $	2 Billion
Global Income	0.65%	First $	1 Billion
	0.59%	Next $	1 Billion
	0.56%	Over $	2 Billion
High Yield	0.70%	First $	2 Billion
	0.63%	Over $	2 Billion
Core Plus Fixed Income	0.45%	First $	1 Billion
	0.35%	Next $	1 Billion
	0.30%	Over $	2 Billion

[4]	“Acquired Fund” means any investment company in which a Fund invests or has invested during the period. The Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. The total annual Fund operating expenses will not correlate to the Fund’s ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. A Fund calculates the Acquired Funds’ expenses using the net expense ratios reported in the Acquired Funds’ most recent shareholder reports.
[5]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[6]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification,

32

FUND FEES AND EXPENSES

shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Government Income	0.004%
Core Fixed Income	0.104%
Global Income	0.004%
High Yield	0.024%
Core Plus Fixed Income	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

33

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Government Income	$119	$372	$644	$1,420

Core Fixed Income	$99	$309	$536	$1,190

Global Income	$132	$412	$713	$1,568

High Yield	$129	$403	$697	$1,534

Core Plus Fixed Income	$231	$712	N/A	N/A

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

34

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Government Income Core Fixed Income High Yield Core Plus Fixed Income

Goldman Sachs Asset Management International Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Global Income

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co., (“Goldman Sachs”). GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2006, GSAM and GSAMI had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

35

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate for the
	Management Fee	Average Daily	Fiscal Year Ended
	Annual Rate	Net Assets	October 31, 2006

GSAM:

Government	0.54%	First $1 Billion	0.54%
Income	0.49%	Next $1 Billion
	0.47%	Over $2 Billion

Core Fixed	0.40%	First $1 Billion	0.38%
Income	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

Global Income	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

High Yield	0.70%	First $2 Billion	0.69%
	0.63%	Over $2 Billion

Core Plus Fixed Income	0.45%	First $1 Billion	N/A*
	0.35%	Next $1 Billion
	0.30%	Over $2 Billion

*	The Core Plus Fixed Income Fund did not commence operations until November 30, 2006.

The Investment Adviser may voluntarily waive a portion of its advisory fees from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

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SERVICE PROVIDERS

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds is available in the Funds’ annual report dated October 31, 2006.

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

______________________________________________________________________________________________________________

U.S. Fixed Income-Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan Beinner Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

James B. Clark Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	2000 1994 2000 2006	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Andrew Jessop Managing Director and Co-Head of High Yield Team	Senior Portfolio Manager— High Yield	Since 1997	Mr. Jessop joined the Investment Adviser in 1997 as a portfolio manager. He is responsible for managing high yield assets. Previously, he worked six years managing high yield portfolios at Saudi International Bank in London.

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Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Christopher Sullivan Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	Since 2001 2001 2006	Mr. Sullivan joined the Investment Adviser in 2001 as a portfolio manager and as Co-Head of the U.S. Fixed Income Team. Since 1997, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

James McCarthy Managing Director	Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	Since 1995 1995 2006	Mr. McCarthy joined the Investment Adviser in 1995 after working for Nomura Securities as a mortgage backed securities trader.

Thomas D. Teles Managing Director	Portfolio Manager— Core Fixed Income Core Plus Fixed Income	Since 2000 2006	Mr. Teles joined the Investment Adviser in 2000. Prior to his current position, he worked for three years as a mortgage trader and in the research department for Goldman, Sachs & Co.

James Cielinski Managing Director	Senior Portfolio Manager— Global Income Core Fixed Income Core Plus Fixed Income	Since 2000 2003 2006	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

Mark Van Wyk Vice President	Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	Since 1994 1994 2006	Mr. Van Wyk joined the Investment Adviser in 1994 and specializes in U.S. government and financial derivatives. He worked with an options trading firm prior to joining the Investment Adviser.

Peter D. Dion Vice President	Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	Since 1995 1995 2006	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Diana Gordon Ph.D Vice President	Portfolio Manager— High Yield	Since 2001	Ms. Gordon joined the Investment Adviser in 1999 covering the high yield technology and communications sectors in addition to trading. Before joining the Investment Adviser, she was a high yield portfolio manager at Saudi International Bank.

Rob Cignarella Vice President	Portfolio Manager— High Yield	Since 2003	Mr. Cignarella joined the Investment Adviser in 1998 as a high yield credit research analyst. Prior to his current position he worked in investment banking at Salomon Brothers.

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SERVICE PROVIDERS

Global Fixed Income—Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Andrew Wilson Managing Director and Co-Head Global Fixed Income Team	Senior Portfolio Manager— Global Income	Since 1995	Mr. Wilson joined the Investment Adviser in 1995 as a portfolio manager. Prior to his current position, he spent three years as an Assistant Director at Rothschild Asset Management, where he was responsible for managing global and international bond portfolios with specific focus on the U.S., Canadian, Australian and Japanese economies.

Philip Moffitt Partner Managing Director and Co-Head Global Fixed Income Team	Senior Portfolio Manager— Global Income	Since 2000	Mr. Moffitt joined the Investment Adviser in 1999 as a portfolio manager. Prior to joining the Investment Adviser he worked for three years as a proprietary trader for Tokai Asia Ltd in Hong Kong. Before that Mr. Moffitt spent ten years with Bankers Trust Asset Management in Australia, where he was a Managing Director responsible for all active global fixed income funds as well as a member of the Asset Allocation Committee.

Iain Lindsay Managing Director	Senior Portfolio Manager— Global Income	Since 2001	Mr. Lindsay is a senior investment professional with our global fixed income and currency management team. He is a member of our Investment Strategy Group, and heads Global Fixed Income and Currency Product Management. Prior to joining Goldman Sachs Asset Management in 2001 he was with JP Morgan Investment Management where he was a portfolio manager.

Andrew Bound Managing Director	Senior Portfolio Manager— Global Income	Since 1999	Mr. Bound is the head of our Fundamental Currency Strategies and has been a member of the Fixed Income and Currency group since January 1999. Prior to joining GSAM, he was a currency trader, at Goldman, Sachs & Co. for 3 years, trading all the majors.

39

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Kevin Corrigan Executive Director	Senior Portfolio Manager— Global Income	Since 2006	Mr. Corrigan is a Senior Credit Portfolio Manager at Goldman Sachs Asset Management (GSAM), specializing in the management of pan-European credit portfolios. He joined GSAM after spending nine years at Fischer Francis Trees & Watts, where he was most recently the Managing Director and Co-Head of Credit.

Nicholas Griffiths Executive Director	Senior Portfolio Manager— Global Income	Since 1997	Mr. Griffiths joined the Global Fixed Income team in 1999 and is a portfolio manager working with both the short duration and UK Fixed Income teams. In addition, he is a member of the Country Team whose responsibilities include researching and creating cross-country ideas for all portfolios.

Jonathan Beinner serves as the Chief Investment Officer for the Global and U.S. Fixed Income Portfolio Management Team. Alongside Tom Kenny, he Co-Heads the Global and U.S. Fixed Income Team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

40

SERVICE PROVIDERS

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others

41

associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, GSAMI, Goldman Sachs, the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

42

SERVICE PROVIDERS

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act and, the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty and, (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

Government Income	Daily	Monthly	Annually

Core Fixed Income	Daily	Monthly	Annually

Global Income	Monthly	Monthly	Annually

High Yield	Daily	Monthly	Annually

Core Plus Fixed Income	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

44

DIVIDENDS

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), P.O. Box 06050, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

46

SHAREHOLDER GUIDE

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any applicable redemption fee in the case of redemption orders) next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments to Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the service fees

47

described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service

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Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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How Are Shares Priced?
The price you pay when you buy Service Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable change (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

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Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of income declared as a dividend (except in the case of the Global Income Fund). Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Bond Market Association (“BMA”) recommends that bond markets remain open for all or part of the day.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.
■	On any business day when the BMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend re-investments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/ or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business,

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the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

When Will Shares Be Issued And Dividends Begin To Be Paid?
Global Income Fund: If a purchase order is received in proper form before the Fund closes, shares will be issued the same day and will be entitled to any dividends declared which have a record date on or after such purchase date.

For all other Funds:

■	Shares Purchased by Federal Funds Wire:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire is received by Northern. Failure to provide payment on settlement date may result in a delay in accrual.
■	If a purchase order is placed through a Service Organization that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue two days after receipt of check or payment.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form subject to any

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applicable redemption fee. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person designated in the current records

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of the Transfer Agent. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	For the 30-day period following a change of address, telephone redemption will generally be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). For direct accounts, to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person (a Medallion signature guarantee may be required) on the Account to the Service Organization.

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■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Global Income Fund and Core Plus Fixed Income Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The High Yield Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemptions of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolio).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions

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involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Service Shares of each Fund earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

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■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event a Service Organization’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g. dividends, distributions or redemption proceeds) which you have elected to receive by check in cash should your check for such be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of the Global Income and Core Plus Fixed Income Funds that are held for 30 calendar days or less (60 calendar days or less with respect to the High Yield Fund) that are held for 60 calendar days or less may, however, be subject to a redemption fee as described above under “What

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Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions for Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the

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exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement (quarterly in the case of the Global Income Fund). Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communication from a Fund to the shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials, and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to

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those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Global Income, High Yield and Core Plus Fixed Income Funds described in this prospectus, certain other Fixed Income Funds and the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to

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identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will revert back to its prior level after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.)

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Core Fixed Income, Global Income, High Yield and Core Plus Fixed Income Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Shareholders of the Global Income Fund may be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. Your January statement will provide the relevant foreign tax information to you.

You will be mailed annual tax information with respect to your investment in each Fund in January of the following year.

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do

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not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. But, withholding is generally not required on properly designated distributions to non U.S. investors of long-term capital gains and, for distributions before November 1, 2008, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designation. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed

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without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB- or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in

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such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped Mortgage-Backed Securities and foreign currency transactions involve additional risk of loss. A Fund may enter into a derivative investment for hedging purposes, for example, in an effort to preserve a return or spread against currency fluctuations, protect against adverse price movements, manage portfolio duration or manage a Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events.

In addition, each Fund may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of the Funds including the management of the Fund’s interest rate, currency, duration and credit exposures. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve

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floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. In general, certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

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APPENDIX A

Risks of Sovereign Debt. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 2007 the euro became the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria became members on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economics have converged with the economics of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the

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European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging

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countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

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The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

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APPENDIX A

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the

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underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Each Fund may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/ commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted

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investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal

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amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of

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participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

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Certain Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Brady Bonds and Similar Instruments. Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example,

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30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency

79

transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more

80

APPENDIX A

volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and

81

gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case

82

APPENDIX A

of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and (in the case of certain Funds) foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.

83

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial

84

APPENDIX A

institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of its total

85

assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The

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APPENDIX A

seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in

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securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the

88

APPENDIX A

junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause, a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a

89

Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request).

The Core Plus Fixed Income Fund commenced operations on November 30, 2006 and therefore no financial highlights information is presented.

GOVERNMENT INCOME FUND

	Government Income Fund—Service Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.54	$14.98	$14.85	$14.92	$14.93

Income (loss) from investment operations

Net investment income[a]	0.53	0.41	0.37	0.41	0.62	[d]

Net realized and unrealized gain (loss)	0.08	(0.31)	0.34	0.04	0.19	[d]

Total from investment operations	0.61	0.10	0.71	0.45	0.81

Distributions to shareholders

From net investment income	(0.54)	(0.37)	(0.45)	(0.50)	(0.66)

From net realized gains	— [e]	(0.17)	(0.13)	(0.02)	(0.16)

Total distributions	(0.54)	(0.54)	(0.58)	(0.52)	(0.82)

Net asset value, end of year	$14.61	$14.54	$14.98	$14.85	$14.92

Total return[b]	4.27%	0.69%	4.90%	3.01%	5.68%

Net assets at end of year (in 000s)	$23,461	$16,198	$9,467	$10,491	$10,762

Ratio of net expenses to average net assets	1.08%	1.08%	1.08%	1.09%	1.08%

Ratio of net investment income to average net assets	3.67%	2.74%	2.55%	2.72%	4.25	% [d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.17%	1.18%	1.27%	1.28%	1.34%

Ratio of net investment income to average net assets	3.58%	2.64%	2.36%	2.53%	3.99	% [d]

Portfolio turnover rate[c]	766%	256%	609%	520%	226%

See page 95 for all footnotes.

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CORE FIXED INCOME FUND

	Core Fixed Income Fund—Service Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.91	$10.29	$10.35	$10.09	$10.28

Income (loss) from investment operations

Net investment income[a]	0.40	0.31	0.29	0.40	0.51

Net realized and unrealized gain (loss)	(0.01)	(0.21)	0.32	0.29	(0.16)

Total from investment operations	0.39	0.10	0.61	0.69	0.35

Distributions to shareholders

From net investment income	(0.37)	(0.35)	(0.32)	(0.39)	(0.51)

From net realized gains	(0.06)	(0.13)	(0.35)	(0.04)	(0.03)

From capital	(0.01)	—	—	—	—

Total distributions	(0.44)	(0.48)	(0.67)	(0.43)	(0.54)

Net asset value, end of year	$9.86	$9.91	$10.29	$10.35	$10.09

Total return[b]	4.06%	1.02%	6.22%	6.90%	3.47%

Net assets at end of year (in 000s)	$46,600	$31,682	$20,221	$21,827	$29,761

Ratio of net expenses to average net assets	0.96%	0.97%	1.00%	0.99%	1.00%

Ratio of net investment income to average net assets	4.13%	3.03%	2.86%	3.89%	5.05%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.97%	0.98%	1.00%	0.99%	1.00%

Ratio of net investment income to average net assets	4.12%	3.02%	2.86%	3.89%	5.05%

Portfolio turnover rate[c]	562%	283%	549%	489%	437%

See page 95 for all footnotes.

92

APPENDIX B

GLOBAL INCOME FUND

	Global Income Fund—Service Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$13.22	$13.63	$14.36	$14.31	$14.69

Income (loss) from investment operations

Net investment income[a]	0.32	0.30	0.37	0.49	0.50	[d]

Net realized and unrealized gain (loss)	(0.08)	0.28	0.19	0.31	(0.33	) [d]

Total from investment operations	0.24	0.58	0.56	0.80	0.17

Distributions to shareholders

From net investment income	(0.70)	(0.99)	(1.29)	(0.75)	(0.55)

From capital	(0.05)	—	—	—	—

Total distributions	(0.75)	(0.99)	(1.29)	(0.75)	(0.55)

Net asset value, end of year	$12.71	$13.22	$13.63	$14.36	$14.31

Total return[b]	1.93%	4.38%	4.13%	5.61%	1.24%

Net assets at end of year (in 000s)	$435	$463	$470	$609	$1,184

Ratio of net expenses to average net assets	1.18%	1.19%	1.19%	1.20%	1.19%

Ratio of net investment income to average net assets	2.51%	2.26%	2.65%	3.37%	3.49	% [d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.31%	1.43%	1.61%	1.59%	1.57%

Ratio of net investment income to average net assets	2.38%	2.02%	2.23%	2.98%	3.11	% [d]

Portfolio turnover rate	97%	137%	109%	106%	146%

See page 95 for all footnotes.

93

HIGH YIELD FUND

	High Yield Fund—Service Shares

	For the Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$7.80	$8.09	$7.80	$6.39	$7.24

Income (loss) from investment operations

Net investment income[a]	0.57	0.62	0.65	0.64	0.67	[d]

Net realized and unrealized gain (loss)	0.23	(0.24)	0.31	1.40	(0.84	) [d]

Total from investment operations	0.80	0.38	0.96	2.04	(0.17)

Distributions to shareholders

From net investment income	(0.57)	(0.67)	(0.67)	(0.63)	(0.68)

Net asset value, end of year	$8.03	$7.80	$8.09	$7.80	$6.39

Total return[b]	10.63%	4.72%	12.81%	33.16%	(2.93)%

Net assets at end of year (in 000s)	$2,980	$1,597	$1,160	$958	$494

Ratio of net expenses to average net assets	1.25%	1.26%	1.26%	1.27%	1.26%

Ratio of net investment income to average net assets	7.26%	7.62%	8.18%	8.86%	9.50	% [d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.27%	1.29%	1.28%	1.29%	1.29%

Ratio of net investment income to average net assets	7.24%	7.59%	8.16%	8.84%	9.47	% [d]

Portfolio turnover rate	41%	52%	47%	54%	36%

See page 95 for all footnotes.

94

APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
c	Includes the effect of mortgage dollar roll transactions.
d	As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effects of these changes for the year ended October 31, 2002 were as follows:

			Decrease the ratio of net
			investment income to
	Decrease net	Increase net realized	average net assets with
	investment	and unrealized gains	and without expense
Fund	income per share	and losses per share	reductions

Government Income	$0.06	$0.06	0.44%
Global Income	$0.06	$0.06	0.43%

e	Amount is less than $0.005 per share.

95

Appendix C Prior Performance of Similarly Advised Accounts of the Investment Adviser

Below is the performance of discretionary private accounts managed by the Investment Adviser that have investment objectives, policies and strategies substantially similar to the Core Plus Fixed Income Fund. Although the private account performance is no substitute for the performance of the Core Plus Fixed Income Fund, it does provide a longer historical track record of the Investment Adviser in managing substantially similar accounts.

SIMILARLY ADVISED PRIVATE ACCOUNTS

The Investment Adviser has discretionary private accounts that have investment objectives, policies and strategies substantially similar to the Core Plus Fixed Income Fund. The following table sets forth the performance data relating to the historical performance of the accounts. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against the Lehman Brothers Aggregate Bond Index and does not represent the performance of the Core Plus Fixed Income Fund. Investors should not consider this performance data as a substitute for the performance of the Core Plus Fixed Income Fund nor should investors consider this data as an indication of the future performance of the Core Plus Fixed Income Fund or of the Investment Adviser. The Lehman Brothers Aggregate Bond Index is unmanaged, and investors cannot invest directly in the index.

		Lehman Brothers
	Private Accounts	Aggregate
Calendar Years	Performance	Bond Index

1995	18.46%	18.48%
1996	4.50%	3.61%
1997	9.53%	9.68%
1998	6.77%	8.67%
1999	-0.43%	-0.83%
2000	11.23%	11.63%
2001	8.08%	8.44%
2002	9.18%	10.26%
2003	7.16%	4.10%
2004	5.16%	4.34%
2005	3.18%	2.43%
2006	4.43%	4.33%

96

APPENDIX C

	Average Annual Total Return
	For the period ended 01/31/07

					Since
	1 Year	3 Year	5 Year	10 Year	Inception

Private Accounts Performance	4.13%	3.84%	5.50%	6.27%	6.80%
Lehman Brothers Aggregate Bond Index	4.28%	3.40%	4.88%	6.20%	6.64%

The performance information with respect to the discretionary private accounts is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Since fees, commissions, and taxes may differ for the private discretionary accounts and the Core Plus Fixed Income Fund, performance data for identical periods may differ.

All returns presented are time-weighted based on monthly valuations and include the reinvestment of earnings. The average annual expenses of the discretionary private accounts for all periods reflect the maximum applicable fee of 0.49%. These average annual expenses were lower than the expenses of the Institutional shares of the Core Plus Fixed Income Fund. The performance of the discretionary private accounts would have been lower if it had been subject to the expenses of the Institutional Shares of the Core Plus Fixed Income Fund. Furthermore, the discretionary private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Core Plus Fixed Income Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser’s discretionary private accounts could have been adversely affected if the discretionary private accounts had been regulated as an investment company under the federal securities laws. In addition, the securities held by the Core Plus Fixed Income Fund will not be identical to the securities held by the discretionary private accounts for the periods shown above. Accordingly, the future performance of the Core Plus Fixed Income Fund will differ from the performance of the private accounts.

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Index

1 General Investment Management Approach

6 Fund Investment Objectives and Strategies
6	Goldman Sachs Government Income Fund
7	Goldman Sachs Core Fixed Income Fund
8	Goldman Sachs Global Income Fund
10	Goldman Sachs High Yield Fund
12	Goldman Sachs Core Plus Fixed Income Fund

14 Other Investment Practices and Securities

18 Principal Risks of the Funds

26 Fund Performance

31 Fund Fees and Expenses

35 Service Providers

44 Dividends

46 Shareholder Guide
46	How to Buy Shares
52	How to Sell Shares

62 Taxation

65 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

91 Appendix B Financial Highlights

96 Appendix C Prior Performance & Similarly Advised Accounts of the Investment Adviser

Fixed Income Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds P.O. Box 06050-6306 Chicago, Illinois 60606

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

FISMPROSVC

Prospectus

Separate Account Institutional Shares

February 28, 2007

 GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

■ Goldman Sachs U.S. Mortgages Fund ■ Goldman Sachs Investment Grade Credit Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the U.S. Mortgages Fund and the Investment Grade Credit Fund (each, a “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

GSAM’s Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

The Investment Adviser’s Fixed Income investment process seeks to maximize risk-adjusted total returns by utilizing a diverse set of investment strategies. The process revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Within the parameters of the risk budget, our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The “Top-down Strategy Teams” are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, “Bottom-up Strategy Teams.” comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Implementing portfolios—The Strategy Teams trade the securities within their area of expertise, while the Portfolio Team oversees the portfolio construction

1

process. In this way, a Fund benefits from the “Best Ideas” generated by the Strategy Teams and trades remain consistent with risk and return objectives.

4. Monitoring strategies—The Portfolio Team is responsible for monitoring the Funds to ensure the most optimal mix of strategies. In addition, the Top-down and Bottom-up Strategy Teams review the strategies within their areas of specialization.

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The Investment Adviser may use derivative instruments, among other things, to manage the durations of Funds’ investment portfolios in accordance with their respective target durations. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be

3

used to shorten and lengthen the duration of a Fund. The Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

4

GENERAL INVESTMENT MANAGEMENT APPROACH

As discussed below, the Funds may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. A Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

5

Fund Investment Objectives and Strategies

Goldman Sachs U.S. Mortgages Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Securitized Index plus or minus 0.5 years

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Securitized Index

Symbol:	GSUPX

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”).** The Fund may also invest in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), mortgage dollar rolls and asset-backed securities. For more information about mortgage dollar rolls and these other investments, see “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques.”

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Securitized Index has ranged between 1 and 4.3 years.
**	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of Net Assets in the particular type of investment suggested by its name.

6

Goldman Sachs Investment Grade Credit Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers U.S. Credit Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	7-year U.S. Treasury note

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers U.S. Credit Index

Symbol:	GSCPX

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers U.S. Credit Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in investment grade fixed-income securities.** Investment grade securities are securities that are rated at the time of purchase at least BBB-by Standard & Poor’s Rating Group (“Standard & Poor’s”) or at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), have a comparable rating by another NRSRO or, if unrated, are determined by the Investment Adviser to be of comparable quality. The Fund may invest in corporate securities, U.S. Government Securities, Mortgage-Backed Securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers U.S. Credit Index has ranged between 5.4 and 6.1 years.
**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs Investment Grade Credit Fund continued

(“Municipal Securities”). Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar denominated obligations will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

8

Other Investment Practices
and Securities

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“Additional Statement”).

9

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation
on usage; limited only by the	U.S.	Investment
objectives and strategies of the Fund	Mortgages	Grade Credit
— Not permitted***	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3

Credit, Interest Rate and Total Return Swaps*	•	•

Currency Options and Futures	—	•

Cross Hedging of Currencies	—	•

Currency Swaps*	—	•

Financial Futures Contracts	•	•

Forward Foreign Currency Exchange Contracts	—	•

Interest Rate Floors, Caps and Collars	•	•

Mortgage Dollar Rolls	•	•

Mortgage Swaps*	•	•

Options (including Options on Futures)	•	•

Options on Foreign Currencies	—	•

Repurchase Agreements	•**	•**

Securities Lending	33 1/3	33 1/3

When-Issued Securities and Forward Commitments	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	These Funds may enter into repurchase agreements collateralized by U.S. Government Securities and securities rated at least AAA by Standard & Poor’s or Aaa by Moody’s or have a comparable rating by another NRSRO.
***	Each Fund may, however, invest securities lending collateral in registered funds that invest in such instruments.

10

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (italic type)

10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation
on usage; limited only by the	U.S.	Investment
objectives and strategies of the Fund	Mortgages	Grade Credit
— Not permitted**	Fund	Fund

Investment Securities

Asset-Backed Securities	•	•

Bank Obligations	•	•

Convertible Securities	—	•

Corporate Debt Obligations and Trust Preferred Securities	•	•

Emerging Country Securities[1]	—	10

Floating and Variable Rate Obligations	•	•

Foreign Securities[2]	—	•

Loan Participations	—	•

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	•	•

Collateralized Mortgage Obligations	•	•

Fixed Rate Mortgage Loans	•	•

Government Issued Mortgage-Backed Securities	•	•

Multiple Class Mortgage-Backed Securities	•	•

Privately Issued Mortgage-Backed Securities	•	•

Stripped Mortgage-Backed Securities	•	•

Preferred Stock, Warrants and Rights	—	•

Structured Securities*	•	•

Municipal Securities	•	•

Temporary Investments	•	•

U.S. Government Securities	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered funds that invest in such instruments.
[1]	Of the Investment Grade Credit Fund’s investments in foreign securities, 10% of the Fund’s total assets in the aggregate may be invested in emerging country securities.
[2]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another. The Investment Grade Credit Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars (positions hedged against currency risk are not counted when calculating compliance with the 25% limitation).

11

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. Neither of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	U.S.	Investment
• Applicable	Mortgages	Grade Credit
— Not applicable*	Fund	Fund

NAV	•	•

Interest Rate	•	•

Credit/Default	•	•

Call	•	•

Extension	•	•

Derivatives	•	•

U.S. Government Securities	•	•

Market	•	•

Management	•	•

Liquidity	•	•

Sovereign

Political	—	•

Economic	—	•

Repayment	—	•

Foreign	—	•

Emerging Countries	—	•

Non-Hedging Foreign Currency Trading	—	•

*	Each Fund may, however, invest in securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

12

PRINCIPAL RISKS OF THE FUNDS

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings), or the counterparty in a derivative instrument, may default on its obligation to pay interest and repay principal.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. See “General Investment Management Approach” above.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Specific Fund

■	Sovereign Risk—The Investment Grade Credit Fund will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

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PRINCIPAL RISKS OF THE FUNDS

■	Foreign Risk—The Investment Grade Credit Fund will be subject to risks of loss with respect to its foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The Investment Grade Credit Fund may invest in emerging countries. The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.
■	Non-Hedging Foreign Currency Trading Risk—The Investment Grade Credit Fund may engage, to a greater extent than the other mutual funds, in forward foreign currency transactions for speculative purposes. The Fund’s Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Separate Account Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Separate Account Institutional Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Separate Account Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Separate Account Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Separate Account Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Separate Account Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

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FUND PERFORMANCE

U.S. Mortgages Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’06 +3.53% Worst Quarter* Q2 ’04 -0.87%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Separate Account Institutional Shares (Inception 11/3/03)
Returns Before Taxes	5.10%	4.41%
Returns After Taxes on Distributions**	3.36%	2.76%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.28%	2.81%
Lehman Brothers Securitized Index***	5.16%	4.28%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Securitized Index, an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible) and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

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Investment Grade Credit Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’06 +4.47% Worst Quarter* Q2 ’04 -3.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Separate Account Institutional Shares (Inception 11/3/03)
Returns Before Taxes	4.21%	4.56%
Returns After Taxes on Distributions**	2.43%	2.89%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.70%	2.92%
Lehman Brothers U.S. Credit Index***	4.26%	4.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes.

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Fund Fees and Expenses
(Separate Account Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Separate Account Institutional Shares of a Fund.

	U.S. Mortgages	Investment Grade
	Fund	Credit Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.40%	0.40%
Other Expenses*[3]	0.16%	0.20%

Total Fund Operating Expenses*	0.56%	0.60%

See page 20 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waiver and expense limitations) of the Funds are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	U.S. Mortgages	Investment Grade
	Fund	Credit Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.33%	0.33%
Other Expenses[3]	0.02%	0.02%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.35%	0.35%

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Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
[2]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
	Annual Rate	Net Assets

U.S. Mortgages	0.40%	First $1 Billion
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion
Investment Grade Credit	0.40%	First $1 Billion
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the U.S. Mortgages and Investment Grade Credit Funds equal to 0.07% of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the U.S. Mortgages and Investment Grade Credit Funds are 0.33% of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of a Fund’s Separate Account Institutional Shares, plus all other ordinary expenses not detailed above. The Transfer Agent has voluntarily agreed to reduce or limit a portion of the transfer agency fee on the Separate Account Institutional Shares equal to 0.02% of the Funds’ Separate Account Institutional Shares average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of each Fund (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

U.S. Mortgages	0.004%
Investment Grade Credit	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

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Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Separate Account Institutional Shares of a Fund for the time periods indicated and then redeem all of your Separate Account Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

U.S. Mortgages	67	211	368	822

Investment Grade Credit	61	192	335	750

Institutions that invest in Separate Account Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Separate Account Institutional Shares may receive other compensation in connection with the sale and distribution of Separate Account Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

21

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	U.S. Mortgages Investment Grade Credit

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

22

SERVICE PROVIDERS

MANAGEMENT FEE

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
for the Fiscal
	Management Fee	Average Daily	Year Ended
	Annual Rate	Net Assets	October 31, 2006

U.S. Mortgages	0.40%	First $1 Billion	0.33%
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

Investment Grade Credit	0.40%	First $1 Billion	0.33%
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time and discontinue or modify any voluntary waiver at any time in the future at its discretion.

A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement for the Funds in 2006 is available in the Funds’ annual report dated October 31, 2006.

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in fixed-income assets for retail, institutional and high net worth clients.

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U.S. Fixed Income—Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan Beinner Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

James B. Clark Managing Director Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— U.S. Mortgages Investment Grade Credit	Since 2003 2003	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage- backed securities group at Travelers Insurance Company.

Thomas D. Teles Managing Director	Portfolio Manager— U.S. Mortgages	Since 2003	Mr. Teles joined the Investment Adviser in 2000. Prior to his current position, he worked for three years as a mortgage trader and in the research department for Goldman, Sachs & Co.

Peter D. Dion Vice President	Portfolio Manager— U.S. Mortgages	Since 2003	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Ben Johnson Vice President	Portfolio Manager— Investment Grade Credit	Since 2003	Mr. Johnson joined the Investment Adviser in 1998 and specializes in credit research. Prior to joining the Investment Adviser, he worked for Prudential Insurance Company of America where he invested in private placement debt securities.

Stephen Warren Vice President	Portfolio Manager— U.S. Mortgages	Since 2003	Mr. Warren joined the Investment Adviser in 2003 as a member of the mortgage-backed securities team. Mr. Warren was previously a portfolio manager responsible for asset-backed securities and U.S. government bonds for the Investment Adviser from 1993 to 1997. From 1997 to 2003, he worked as a Principal and Chief Investment Officer at Integrity Capital Management, a quantitative hedge fund, and then as a managing director at Urbanfetch, an Internet company.

James Cielinski Managing Director	Senior Portfolio Manager— Investment Grade Credit	Since 2003	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

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SERVICE PROVIDERS

Jonathan Beinner serves as the Chief Investment Officer for the Global and U.S. Fixed Income Portfolio Management Team. Alongside Tom Kenny, he Co-Heads the Global and U.S. Fixed Income Team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio mangers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which

25

have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

26

SERVICE PROVIDERS

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs, the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”), and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained

27

fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

28

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same or an equivalent class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

U.S. Mortgages	Daily	Monthly	Annually

Investment Grade Credit	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

29

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Separate Account Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Separate Account Institutional Shares Of The Funds?
You may purchase Separate Account Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged.

■	You should place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day.

In order to make an initial investment in a Fund, an Account Application must be furnished to a Fund. Purchases of Separate Account Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance (less any applicable redemption fee in the case of redemption orders).
■	Authorized institutions or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Separate Account Institutional Shares. These payments may be in addition to other payments borne by the Funds.

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SHAREHOLDER GUIDE

The Investment Adviser, Distributor and/or their affiliates may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your authorized dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Separate Account Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Class A and Institutional shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment in TFI

■ Taxable Fixed Income (“TFI”) Separate Account clients with at least $100,000,000 in assets under management with Goldman Sachs or its affiliates	$50,000,000 in the TFI Separate Account strategy

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment requirement.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Separate Account Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes,

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SHAREHOLDER GUIDE

may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy Separate Account Institutional Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less may be valued at amortized cost.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs;

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corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Bond Market Association (“BMA”) recommends that bond markets remain open for all or part of the day.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	On any business day when the BMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend re-investments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but

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SHAREHOLDER GUIDE

may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received, or (ii) the day that the federal funds wire is received by Northern. [Failure to provide payment on settlement date may result in a delay in accrual.]
■	If a purchase order is placed through an Institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue two days after receipt of check or payment.

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HOW TO SELL SHARES

How Can I Sell Separate Account Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Separate Account Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ A Medallion signature guarantee may be required (see details below)
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Fund as described under “How Do I Purchase Shares Through A Financial Institution?”

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SHAREHOLDER GUIDE

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person designated in the current records of the Transfer Agent. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). For direct accounts, to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions (with your Medallion Signature Guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Separate Account Institutional Shares of each Fund earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive

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SHAREHOLDER GUIDE

redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Institution with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from that redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Exchange My Investment From One Fund To Another?
You may exchange Separate Account Institutional Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 calendar days or less. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

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Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

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SHAREHOLDER GUIDE

What Types Of Reports Will I Be Sent Regarding Investments in Separate Account Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and monthly statement. If your account is held in a “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

In addition, institutions and other financial intermediaries will be responsible for providing any communications from a Fund to its shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other

41

excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interest of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain other Fixed Income Funds and the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Municipal Fund) subject to certain exceptions. For more information about these Funds, obtain a prospectus from your authorized dealer or from Goldman Sachs by calling the number on the back cover of this Prospectus.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefits plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in

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SHAREHOLDER GUIDE

these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will revert back to its prior level after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.)

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

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TAXATION

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Investment Grade Credit Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

You will be mailed annual tax information with respect to your investment in each Fund in January of the following year.

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. But, withholding is generally not required on properly designed distributions to non U.S. investors of long-term capital gains and, for distributions before November 1, 2008, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designation. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without share-

46

APPENDIX A

holder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB- or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped Mortgage-Backed Securities and foreign currency transactions involve additional risk of loss. A Fund may enter into a derivative investment for hedging purposes, for example, in an effort to preserve a return or spread, protect against currency fluctuations, protect against adverse price movements, manage portfolio duration or manage a Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of

47

derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events. In addition, each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of a Fund’s duration, interest rate and credit exposure. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. The Investment Grade Credit Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to

48

APPENDIX A

shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Risks of Sovereign Debt. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden

49

to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 2007, the euro became the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria became members on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Investment Grade Credit Fund. Because of the number of countries using this single currency, a significant portion of the assets held by the Fund may be denominated in the euro.

Risks of Emerging Countries. The Investment Grade Credit Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging

50

APPENDIX A

countries are generally located in the Asia and Pacific regions, Middle East, Eastern Europe, Latin, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress

51

civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price.

52

APPENDIX A

Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Fund’s currency exposure in emerging countries, may not be covered by such instruments.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

53

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Each Fund may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

54

APPENDIX A

The Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than

55

other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

56

APPENDIX A

Municipal Securities. Each Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

57

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Investment Grade Credit Fund may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, the Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of the Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. The Funds may invest in corporate debt obligations and trust preferred securities.

58

APPENDIX A

The Investment Grade Credit Fund may invest in convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. The Funds may invest in obligations issued or guaranteed by U.S. and, in the case of the Investment Grade Credit Fund, foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Foreign Currency Transactions. The Investment Grade Credit Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on

59

a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities and Inverse Floaters. Each Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable

60

APPENDIX A

Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. Each Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. Each Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive

61

principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. Each Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Investment Grade Credit Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based

62

APPENDIX A

on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and (in the case of the Investment Grade Credit Fund) foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

63

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-

64

APPENDIX A

issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may received fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Investment Grade Credit Fund may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer

65

uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of a credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar

66

APPENDIX A

value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

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Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Loan Participations. The Investment Grade Credit Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

Preferred Stock. The Investment Grade Credit Fund may invest in preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request).

U.S. MORTGAGES FUND

	U.S. Mortgages Fund—Separate
	Account Institutional Shares

	For the Years Ended October 31,

			2004
			(Commenced
	2006	2005	November 3, 2003)

Net asset value, beginning of period	$9.82	$10.21	$10.00

Income (loss) from investment operations

Net investment income[a]	0.45	0.36	0.31

Net realized and unrealized gain (loss)	0.09	(0.20)	0.28

Total from investment operations	0.54	0.16	0.59

Distributions to shareholders

From net investment income	(0.45)	(0.37)	(0.38)

From net realized gains	—	(0.18)	—

Total distributions	(0.45)	(0.55)	(0.38)

Net asset value, end of period	$9.91	$9.82	$10.21

Total return[b]	5.73%	1.54%	6.03%

Net assets at end of period (in 000s)	$307,935	$387,306	$101,429

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%[d]

Ratio of net investment income to average net assets	4.62%	3.42%	2.98%[d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.56%	0.53%	0.63%[d]

Ratio of net investment income to average net assets	4.41%	3.24%	2.70%[d]

Portfolio turnover rate[c]	1665%	2006%	1953%

See page 71 for all footnotes.

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INVESTMENT GRADE CREDIT FUND

	Investment Grade Credit Fund—Separate
	Account Institutional Shares

	For the Period Ended October 31,

			2004
			(Commenced
	2006	2005	November 3, 2003)

Net asset value, beginning of period	$9.94	$10.31	$10.00

Income (loss) from investment operations

Net investment income[a]	0.52	0.46	0.43

Net realized and unrealized gain (loss)	(0.01)	(0.35)	0.31

Total from investment operations	0.51	0.11	0.74

Distributions to shareholders

From net investment income	(0.49)	(0.44)	(0.43)

From net realized gains	—	(0.04)	—

Total distributions	(0.49)	(0.48)	(0.43)

Net asset value, end of period	$9.96	$9.94	$10.31

Total return[b]	5.30%	1.04%	7.52%

Net assets at end of period (in 000s)	$206,122	$192,196	$70,269

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%[d]

Ratio of net investment income to average net assets	5.26%	4.34%	4.26%[d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.60%	0.62%	1.40%[d]

Ratio of net investment income to average net assets	5.01%	4.07%	3.21%[d]

Portfolio turnover rate	74%	88%	78%

See page 71 for all footnotes.

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APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
c	The portfolio turnover rate excluding the effect of mortgage dollar rolls. Prior years include the effect of mortgage dollar transactions.
d	Annualized.

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Index

1 General Investment Management Approach

6 Fund Investment Objectives and Strategies
6	Goldman Sachs U.S. Mortgages Fund
7	Goldman Sachs Investment Grade Credit Fund

9 Other Investment Practices and Securities

12 Principal Risks of the Funds

16 Fund Performance

19 Fund Fees and Expenses

22 Service Providers

29 Dividends

30 Shareholder Guide
30	How to Buy Shares
36	How to Sell Shares

44 Taxation

46 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

69 Appendix B Financial Highlights

Fixed Income Funds Prospectus (Separate Account Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

FISTAXSEPACT

Prospectus

Class A, B and C Shares

February 28, 2007

 GOLDMAN SACHS SINGLE/MULTI-SECTOR TAXABLE FIXED INCOME FUNDS

■ Goldman Sachs Government Income Fund

■  Goldman Sachs U.S. Mortgages Fund

■  Goldman Sachs Core Fixed Income Fund

■  Goldman Sachs Investment Grade Credit Fund

■  Goldman Sachs Global Income Fund

■  Goldman Sachs High Yield Fund

■  Goldman Sachs Emerging Markets Debt Fund

■ Goldman Sachs Core Plus Fixed Income Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”), serves as investment adviser to the Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds. Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Global Income Fund. GSAM and GSAMI are each referred to in this Prospectus as the “Investment Adviser.”

The Funds Described In This Prospectus Are Not Money Market Funds. Investors In The Funds Should Understand That The Net Asset Value (“NAV”) Of The Funds Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse— with myriad countries, currencies, sectors, issuers and securities. We believe inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

The Investment Adviser’s Fixed Income investment process seeks to maximize risk-adjusted total returns by utilizing a diverse set of investment strategies. The process revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Within the parameters of the risk budget, our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The “Top-

down Strategy Teams” are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, “Bottom-up Strategy Teams,” comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Implementing portfolios—The Strategy Teams trade the securities within their area of expertise, while the Portfolio Team oversees the portfolio construction process. In this way, a Fund benefits from the “Best Ideas” generated by the Strategy Teams and trades remain consistent with risk and return objectives.

4. Monitoring strategies—The Portfolio Team is responsible for monitoring the Funds to ensure the most optimal mix of strategies. In addition, the Top-down and Bottom-up Strategy Teams review the strategies within their areas of specialization.

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

GENERAL INVESTMENT MANAGEMENT APPROACH

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The Investment Adviser may use derivative instruments, among other things, to manage the durations of Funds’ investment portfolios in accordance with their respective target durations. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of a Fund. The Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

GENERAL INVESTMENT MANAGEMENT APPROACH

As discussed below, the Funds may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. A Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

Fund Investment Objectives and Strategies

Goldman Sachs Government Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Government/Mortgage Index plus or minus 1 year

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	U.S. Government Securities; non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Government/Mortgage Index

Symbols:	Class A: GSGOX Class B: GSOBX Class C: GSOCX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in U.S. Government Securities and in repurchase agreements collateralized by such securities** . The remainder of the Fund’s Net Assets (up to 20%) may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities and corporate securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Government/ Mortgage Index has ranged between 3 and 4.8 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs U.S. Mortgages Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Securitized Index plus or minus 0.5 years

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Securitized Index

Symbols:	Class A: GSUAX

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in securities representing direct or indirect interests in or that are collateralized by Mortgage-Backed Securities**. The Fund may also invest in mortgage dollar rolls, U.S. Government Securities and asset-backed securities. For more information about mortgage dollar rolls and these other investments, see “Appendix A — Additional Information on Portfolio Risks, Securities and Techniques.”

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Securitized Index has ranged between 1 and 4.3 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Goldman Sachs Core Fixed Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Bond Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Bond Index

Symbols:	Class A: GCFIX Class B: GCFBX Class C: GCFCX

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities and asset-backed securities**. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment and 10% of

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Bond Index has ranged between 3.8 and 5 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

the Fund’s total assets may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

Goldman Sachs Investment Grade Credit Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers U.S. Credit Index plus or minus one year

Expected Approximate Interest Rate Sensitivity:	7-year U.S. Treasury note

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers U.S. Credit Index

Symbol:	Class A: GSGAX

INVESTMENT OBJECTIVE

The Fund seeks a high level total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers U.S. Credit Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in investment grade fixed-income securities**. Investment grade securities are securities that are rated at the time of purchase at least BBB- by Standard & Poor’s Rating Group (“Standard & Poor’s”) or at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), have a comparable rating by another NRSRO or, if unrated, are determined by the Investment Adviser to be of comparable quality. The Fund may invest in corporate securities, U.S. Government Securities, Mortgage-Backed Securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”). Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers U.S. Credit Index has ranged between 5.4 and 6.1 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

Goldman Sachs Global Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years

Expected Approximate Interest Rate Sensitivity:	7-year U.S. government bond

Credit Quality:	Minimum = BBB- or Baa3 at time of purchase; at least 50% of total assets = AAA or Aaa
Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	J.P. Morgan Global Government Bond Index (hedged)

Symbols:	Class A: GSDTX Class B: GSDBX Class C: GSTCX

INVESTMENT OBJECTIVE

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed-income securities of U.S. and foreign issuers**. The Fund also enters into transactions in foreign currencies. Under normal market conditions, the Fund will:

■	Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
■	Invest in securities of issuers in at least three countries

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the J.P. Morgan Global Government Bond Index (hedged) has ranged between 4.6 and 6.0 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

■	Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

The fixed-income securities in which the Fund may invest include:

■	U.S. Government Securities and custodial receipts therefor
■	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
■	Corporate debt securities
■	Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
■	Commercial paper
■	Mortgage-Backed Securities and asset-backed securities

The Global Income Fund is “non-diversified” under the Investment Company Act of 1940 (the “Investment Company Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Goldman Sachs High Yield Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped plus or minus 2.5 years

Expected Approximate Interest Rate Sensitivity:	6-year U.S. Treasury note

Credit Quality:	At least 80% of net assets = BB or Ba or lower at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped

Symbols:	Class A: GSHAX Class B: GSHBX Class C: GSHCX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities** . Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:

■	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped has ranged between 4.1 and 4.8 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

■	Convertible and non-convertible corporate debt obligations
■	Loan participations
■	Custodial receipts
■	Municipal Securities
■	Preferred stock

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

Goldman Sachs Emerging Markets Debt Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = J.P. Morgan EMBI Global Diversified Index plus or minus 2 years

Expected Approximate Interest Rate Sensitivity:	10-year U.S. government bond

Credit Quality:	Minimum = D (Standard & Poor’s) or C (Moody’s)

Benchmark:	J.P. Morgan EMBI Global Diversified Index

Symbol:	Class A: GSDAX Class C: GSDCX

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities of issuers located in emerging countries**. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include, among others, most African, Asian, Eastern European, Middle Eastern, South and Central American nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries: Argentina, Brazil, Bulgaria, Colombia, Dominican Republic, Ecuador, Egypt, Malaysia, Mexico, Nigeria, Panama, Peru, The Philippines, Poland, Russia, South Africa, South Korea, Turkey, Ukraine, Uruguay, Venezuela as well as other

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the J.P. Morgan EMBI Global Diversified Index has ranged between 4.1 and 7.5 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.

The Fund may invest in all types of emerging country fixed-income securities, including the following:

■	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks,
■	interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers,
■	fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper),
■	loan participations, and
■	repurchase agreements with respect to the foregoing.

The majority of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

The Emerging Markets Debt Fund is “non-diversified” under the Investment Company Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Emerging Markets Debt Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher-rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than more highly rated securities. The Fund may purchase the securities of issuers that are in default.

Goldman Sachs Core Plus Fixed Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Aggregate Bond Index plus or minus 1.5 years

Expected Approximate Interest Rate Sensitivity:	5-year U.S. Treasury note

Credit Quality:	Minimum = BB or Ba or lower at time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	Lehman Brothers Aggregate Bond Index

Symbols:	Class A: GSFAX Class C: GSFCX

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities, asset-backed securities, high yield non-investment grade securities (securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality) and fixed income securities of issuers located in emerging countries**. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also engage in forward foreign currency transactions for

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Aggregate Bond Index has ranged between 3.8 and 5 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

both speculative and hedging purposes. The Fund may invest in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The Fund may invest up to 15% of its total assets in obligations of issuers in countries with emerging markets or economies (“emerging countries”). The Fund’s investments in junk bonds will not exceed 15% of its total assets at the time of investment. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index. The Fund may purchase securities of issuers in default.
In lieu of direct investments in particular types of fixed income securities, the Fund intends to invest up to 20% in one or more fixed income funds for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (“Underlying Funds”). The Fund is permitted to invest in the affiliated Underlying Funds under rules adopted by the Securities and Exchange Commission. The Investment Adviser expects that the Fund, from time to time, will invest up to 10% of its total assets in each of the Goldman Sachs High Yield Fund and the Goldman Sachs Emerging Markets Debt Fund. When investing in an Underlying Fund, the Fund bears expenses, including management fees, charged by the Underlying Fund in which it invests.
Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

Other Investment Practices
and Securities

The tables below and the tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)

• No specific percentage limitation			Core
on usage; limited only by the	Government	U.S.	Fixed
objectives and strategies of the Fund	Income	Mortgages	Income
— Not permitted***	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Credit, Interest Rate and Total Return Swaps*	•	•	•

Currency Options and Futures	—	—	•

Cross Hedging of Currencies	—	—	•

Currency Swaps*	—	—	•

Financial Futures Contracts	•	•	•

Forward Foreign Currency Exchange Contracts	—	—	•

Interest Rate Floors, Caps and Collars	•	•	•

Mortgage Dollar Rolls	•	•	•

Mortgage Swaps*	•	•	•

Options (including Options on Futures)	•	•	•

Options on Foreign Currencies	—	—	•

Repurchase Agreements	•	•**	•**

Securities Lending	33 1/3	33 1/3	33 1/3

When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Core Fixed Income, Global Income, High Yield and Core Plus Fixed Income Funds may enter into repurchase agreements collateralized by securities issued by foreign governments. The U.S. Mortgages and Investment Grade Credit Funds may enter into repurchase agreements collateralized by U.S. Government Securities and securities rated at least AAA by Standard & Poor’s or Aaa by Moody’s or have a comparable rating by another NRSRO. The Emerging Markets Debt Fund may enter into repurchase agreements collateralized by securities issued by foreign governments and their central banks.
***	Each Fund may, however, invest securities lending collateral in registered funds that invest in such instruments.

OTHER INVESTMENT PRACTICES AND SECURITIES

Investment			Emerging	Core Plus
Grade	Global		Markets	Fixed
Credit	Income	High Yield	Debt	Income
Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	—	—	•

•	•	•	—	•

•	•	•	•	•

•	•	•	•	•

•**	•**	•**	•**	•**

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

•	•	•	•	•

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation			Core
on usage; limited only by the	Government	U.S.	Fixed
objectives and strategies of the Fund	Income	Mortgages	Income
— Not permitted**	Fund	Fund	Fund

Investment Securities

Asset-Backed Securities	•	•	•
Bank Obligations	•	•	•
Convertible Securities	—	—	•
Corporate Debt Obligations and Trust Preferred Securities	•	•	•
Emerging Country Securities	—	—	10 [2]
Floating and Variable Rate Obligations	•	•	•
Foreign Securities[1]	—	—	• [3]
Loan Participations —	—	—

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	•	•	•
Collateralized Mortgage Obligations	•	•	•
Fixed Rate Mortgage Loans	•	•	•
Government Issued Mortgage-Backed Securities	•	•	•
Multiple Class Mortgage-Backed Securities	•	•	•
Privately Issued Mortgage-Backed Securities	•	•	•
Stripped Mortgage-Backed Securities	•	•	•
Lower Grade Fixed Income Securities	—	— [4]	— [4]
Preferred Stock, Warrants and Rights	—	—	•
Structured Securities*	•	•	•
Taxable Municipal Securities	•	•	•
Tax-Free Municipal Securities	•	•	•
Temporary Investments	•	•	•
U.S. Government Securities	80+	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered funds that invest in such instruments.
[1]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
[2]	Of the Core Fixed Income, Investment Grade Credit and Global Income Funds’ investments in foreign securities, 10% of each Fund’s total assets in the aggregate may be invested in emerging country securities. Of the Core Plus Fixed Income and High Yield Fund’s foreign securities, 15% and 25%, respectively, of the Fund’s total assets in the aggregate may be invested in emerging country securities.

OTHER INVESTMENT PRACTICES AND SECURITIES

Investment		Global			Emerging	Core Plus
Grade Credit		Income	High Yield		Markets Debt	Fixed Income
Fund		Fund	Fund		Fund	Fund

•		•	•		•	•
•		•	•		•	•
•		—	•		•	•
•		•	•		•	•
10	[2]	10 [2]	25	[2]	•	15 [2]
•		•	•		•	•
•	[3]	•	•	[3]	•	•
•		—	•		•	—
•		•	•		—	•
•		•	•		—	•
•		•	•		—	•
•		•	•		—	•
•		•	•		—	•
•		•	•		—	•
•		•	•		—	•
—	[4]	— [4]	80+	[5]	•	15
•		—	•		•	•
•		•	•		•	•
•		—	•		—	•
•		—	•		—	•
•		•	•	[6]	• [6]	•
•		•	•		•	•

[3]	The Core Fixed Income Fund and Investment Grade Credit Fund may each invest up to 25% of their respective total assets in securities not denominated in U.S. dollars. The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denominated in any currency. If a Fund’s position is hedged against currency risk, such position is not counted when calculating compliance with this 25% limitation.
[4]	A Fund may not purchase securities that are rated below BBB- or Baa3 but may own such a security, if the security is downgraded after purchase.
[5]	The High Yield Fund will invest at least 80% of its Net Assets in lower grade securities under normal circumstances.
[6]	The High Yield Fund and Emerging Markets Debt Fund may for this purpose invest in investment grade and high grade securities without limit.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Core
	Government	U.S.	Fixed
• Applicable	Income	Mortgages	Income
— Not applicable*	Fund	Fund	Fund

NAV	•	•	•

Interest Rate	•	•	•

Credit/Default	•	•	•

Call	•	•	•

Extension	•	•	•

Derivatives	•	•	•

U.S. Government Securities	•	•	•

Market	•	•	•

Management	•	•	•

Liquidity	•	•	•

Non-Diversification	—	—	—

Sovereign
Political	—	—	•

Economic	—	—	•

Repayment	—	—	•

Foreign	—	—	•

Emerging Countries	—	—	•

Junk Bond	—	—	—

Concentration	—	—	—

Non-Hedging Foreign Currency Trading	—	—	•
Underlying Funds	—	—	—

*	Each Fund may, however, invest in securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

PRINCIPAL RISKS OF THE FUNDS

Investment	Global		Emerging	Core Plus
Grade Credit	Income	High Yield	Markets Debt	Fixed Income
Fund	Fund	Fund	Fund	Fund

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

—	•	—	•	—

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

—	—	•	•	•

—	•	—	•	—
•	•	•	•	•
—	—	—	—	•

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings), or the counterparty in a derivative instrument, may default on its obligation to pay interest and repay principal.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund. See “General Investment Management Approach” above.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes

PRINCIPAL RISKS OF THE FUNDS

may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.

Specific Funds:

■	Non-Diversification Risk—The Global Income and Emerging Markets Debt Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	Sovereign Risk—The Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Foreign Risk—The Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds may invest in emerging countries. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.
■	“Junk Bond” Risk—The High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds will invest in non- investment grade fixed-income securities (commonly known as “junk bonds”) that are considered speculative. Non- investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	Concentration Risk—The risk that if either the Global Income Fund or Emerging Markets Debt Fund invests more than 25% of its total assets in issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities

PRINCIPAL RISKS OF THE FUNDS

of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund’s investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

■	Non-Hedging Foreign Currency Trading Risk—The Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds may engage, to a greater extent than the other Funds, in forward foreign currency transactions for speculative purposes. The Funds’ Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Funds.

■	Investing in the Underlying Funds—The Core Plus Fixed Income Fund’s investment performance is directly and proportionately related to the investment performance of the Underlying Funds held by it. The ability of the Core Plus Fixed Income Fund to meet its investment objective is directly and proportionately related to the ability of the Underlying Funds to meet their objectives as well as the amount of the investment in the Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of the Core Plus Fixed Income Fund and the Underlying Funds will fluctuate in response to various market and economic factors related to the fixed- income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

■	Investments of the Underlying Funds—Because the Core Plus Fixed Income Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Funds. The Core Plus Fixed Income Fund may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin, Central and South America, Eastern Europe, Africa and the Middle East. The Core Plus Fixed Income Fund may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities (“junk bonds”), which are considered speculative. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices and the principal risks of the Underlying Funds are included in the disclosure in “Principal Risks of the Funds” and Appendix A.

■	Affiliated Persons—In managing the Core Plus Fixed Income Fund, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in investing the Core Plus Fixed Income Fund’s assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.

■	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Core Plus Fixed Income Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Core Plus Fixed Income Fund.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

PRINCIPAL RISKS OF THE FUNDS

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds in which the Investment Adviser intends to invest the Core Plus Fixed Income Fund’s Assets as of the date of this Prospectus. The Core Plus Fixed Income Fund may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval.

Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity

High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration* = Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped plus or minus 2.5 years	6-year U.S. Treasury note

Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration* = J.P. Morgan EMBI Global Diversified Index plus or minus 2 years	10-year U.S. government bond

*	The Fund’s duration approximates its price sensitivity to changes in interest rates.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year for up to the last ten years (with respect to the bar charts); and (b) how the average annual total returns of a Fund’s Class A, B and C Shares* compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Core Plus Fixed Income Fund commenced operations November 30, 2006. The Class B Shares of the Core Plus Fixed Income Fund have not been offered before the date of this prospectus. Therefore, no performance information for the Core Plus Fixed Income Fund is provided in this Section because the Fund has less than one calendar year’s performance.

The Class C Shares of the Emerging Markets Debt Fund commenced operations as of September 29, 2006. Therefore, no performance information for Class C Shares of the Emerging Markets Debt Fund is provided in this section because the class has less than one calendar year’s performance.

The average annual total return calculation reflects a maximum initial sales charge of 4.5% for Class A Shares of Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield and Emerging Markets Debt Funds; the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years for the Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield and Emerging Markets Debt Funds); and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts (including “Best Quarter” and “Worst Quarter” information) do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

*	The U.S. Mortgages Fund and Investment Grade Credit Fund do not currently, but may in the future, offer Class B and Class C Shares. The Emerging Markets Debt Fund does not currently, but may in the future, offer Class B Shares.

FUND PERFORMANCE

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

Government Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’00 +4.65% Worst Quarter* Q2 ’04 -1.83%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 2/10/93)
Returns Before Taxes	-0.88%	3.43%	5.18%	5.58%
Returns After Taxes on Distributions**	-2.21%	2.05%	3.16%	3.36%
Returns After Taxes on Distributions and Sale of Fund Shares**	-0.59%	2.13%	3.17%	3.38%
Lehman Brothers Government/Mortgage Index***	4.33%	4.73%	6.08%	6.13%

Class B (Inception 5/1/96)
Returns Before Taxes	-2.13%	3.20%	4.87%	5.08%
Lehman Brothers Government/Mortgage Index***	4.33%	4.73%	6.08%	6.26%

Class C (Inception 8/15/97)
Returns Before Taxes	2.06%	3.63%	N/A	4.72%
Lehman Brothers Government/Mortgage Index***	4.33%	4.73%	N/A	5.96%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

FUND PERFORMANCE

U.S. Mortgages Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q3 ’06 +3.43% Worst Quarter* Q2 ’04 -0.99%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Class A (Inception 11/3/03)
Returns Before Taxes	-0.07%	2.45%
Returns After Taxes on Distributions**	-1.59%	0.99%
Returns After Taxes on Distributions and Sale of Fund Shares**	-0.07%	1.25%
Lehman Brothers Securitized Index***	5.16%	4.28%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible) and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

Core Fixed Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q3 ’01 +4.46% Worst Quarter* Q2 ’04 -2.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Class A (Inception 5/1/97)
Returns Before Taxes	-0.99%	3.97%	5.48%
Returns After Taxes on Distributions**	-2.32%	2.20%	3.31%
Returns After Taxes on Distributions and Sale of Fund Shares**	-0.63%	2.37%	3.36%
Lehman Brothers Aggregate Bond Index***	4.33%	5.06%	6.35%

Class B (Inception 5/1/97)
Returns Before Taxes	-2.30%	3.73%	5.21%
Lehman Brothers Aggregate Bond Index***	4.33%	5.06%	6.35%

Class C (Inception 8/15/97)
Returns Before Taxes	1.81%	4.17%	4.96%
Lehman Brothers Aggregate Bond Index***	4.33%	5.06%	6.11%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

FUND PERFORMANCE

Investment Grade Credit Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q3 ’06 +4.36% Worst Quarter* Q2 ’04 -3.31%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Class A (Inception 11/3/03)
Returns Before Taxes	-0.90%	2.55%
Returns After Taxes on Distributions**	-2.44%	1.07%
Returns After Taxes on Distributions and Sale of Fund Shares**	-0.61%	1.31%
Lehman Brothers U.S. Credit Index***	4.26%	4.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Lehman Brothers U.S. Credit Index is an unmanaged index that is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes.

Global Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q3 ’98 +5.54% Worst Quarter* Q2 ’04 -1.96%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 8/2/91)
Returns Before Taxes	-2.92%	2.95%	4.57%	5.80%
Returns After Taxes on Distributions**	-3.85%	0.75%	2.17%	3.19%
Returns After Taxes on Distributions and Sale of Fund Shares**	-1.81%	1.22%	2.43%	3.34%
J.P. Morgan Global Government Bond Index (hedged)***	3.09%	4.66%	6.29%	7.19%

Class B (Inception 5/1/96)
Returns Before Taxes	-4.18%	2.83%	4.44%	4.92%
J.P. Morgan Global Government Bond Index (hedged)***	3.09%	4.66%	6.29%	6.67%

Class C (Inception 8/15/97)
Returns Before Taxes	-0.13%	3.26%	N/A	4.31%
J.P. Morgan Global Government Bond Index (hedged)***	3.09%	4.66%	N/A	6.09%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

FUND PERFORMANCE

High Yield Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q2 ’03 +10.92% Worst Quarter* Q3 ’98 -6.68%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Class A (Inception 8/1/97)
Returns Before Taxes	6.29%	9.67%	6.39%
Returns After Taxes on Distributions**	3.52%	6.42%	2.92%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.00%	6.29%	3.20%
Lehman Brothers U.S. Corporate High Yield Bond Index – 2% Issuer Capped***	10.76%	10.19%	6.10%

Class B (Inception 8/1/97)
Returns Before Taxes	5.10%	9.44%	6.12%
Lehman Brothers U.S. Corporate High Yield Bond Index – 2% Issuer Capped***	10.76%	10.19%	6.10%

Class C (Inception 8/15/97)
Returns Before Taxes	9.40%	9.86%	6.16%
Lehman Brothers U.S. Corporate High Yield Bond Index – 2% Issuer Capped***	10.76%	10.19%	6.19%	****

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Lehman Brothers U.S. Corporate High Yield Bond Index, -2% Issuer Capped covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
****	Inception date of the Lehman Brothers U.S. Corporate High Yield Bond Index -2% Issuer Capped’s return is 9/1/97 because daily value was unavailable at 8/15/97.

FUND PERFORMANCE

Emerging Markets Debt Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q3 ’04 +10.72% Worst Quarter* Q2 ’04 -5.80%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	Since Inception

Class A (Inception 8/29/03)
Returns Before Taxes	6.11%	13.46%
Returns After Taxes on Distributions**	3.68%	10.16%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.97%	9.59%
J.P. Morgan EMBI Global Diversified Index***	9.86%	11.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B or Class C Shares of a Fund.

	Government Income Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.54%		0.54%		0.54%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.25%		0.25%		0.25%

Total Fund Operating Expenses*	1.04%		1.79%		1.79%

See pages 50-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Government Income Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.16%	0.16%	0.16%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.95%	1.70%	1.70%

FUND FEES AND EXPENSES

U.S. Mortgages
Fund

Class A

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5% [1]
Maximum Deferred Sales Charge (Load)[2]	None [1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[5]	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.40%
Account Service Fees	0.05%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[8]*	0.28%

Total Fund Operating Expenses*	0.98%

See pages 50-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

U.S. Mortgages
Fund

Class A

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.33%
Account Service Fees	0.05%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[8]	0.16%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.79%

Fund Fees and Expenses continued

	Core Fixed Income Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.38%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.21%		0.21%		0.21%

Total Fund Operating Expenses	0.84%		1.59%		1.59%

See pages 50-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs “Other Expenses” and “Total Fund Operating Expenses” may increase without Shareholder approval.

	Core Fixed Income Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.38%	0.38%	0.38%
Account Service Fees
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.20%	0.20%	0.20%

Total Fund Operating Expenses (after current expense limitations)	0.83%	1.58%	1.58%

FUND FEES AND EXPENSES

Investment Grade
Credit Fund

Class A

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5% [1]
Maximum Deferred Sales Charge (Load)	None [1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[5]	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.40%
Account Services Fees	0.05%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[8]*	0.32%

Total Fund Operating Expenses*	1.02%

See pages 50-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Investment Grade
Credit Fund

Class A

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.33%
Account Service Fees	0.05%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[8]	0.16%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.79%

Fund Fees and Expenses continued

	Global Income Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.27%		0.27%		0.27%

Total Fund Operating Expenses*	1.17%		1.92%		1.92%

See pages 50-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Global Income Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.16%	0.16%	0.16%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.06%	1.81%	1.81%

FUND FEES AND EXPENSES

	High Yield Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.69%		0.69%		0.69%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.20%		0.20%		0.20%

Total Fund Operating Expenses*	1.14%		1.89%		1.89%

See pages 50-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	High Yield Fund

	Class A	Class B		Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.69%	0.69%		0.69%
Distribution and Service (12b-1) Fees	0.25%	1.00%		1.00%
Other Expenses[8]	0.18%	0.18%		0.18%

Total Fund Operating Expenses (after current expense limitations)	1.12%	1.87%	[9]	1.87%	[9]

Fund Fees and Expenses continued

	Emerging
	Markets
	Debt Fund

	Class A		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[5]	2.0%		2.0%
Exchange Fees	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.80%		0.80%

Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[8]*	0.48%		0.48%

Total Fund Operating Expenses*	1.53%		2.28%

See pages 50-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” of the Fund (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Emerging
	Markets
	Debt Fund

	Class A	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[8]	0.20%	0.20%

Total Fund Operating Expenses (after current expense limitations)	1.25%	2.00%

FUND FEES AND EXPENSES

	Core Plus Fixed Income Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	4.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.45%		0.45%		0.45%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Acquired Fund Fees and Expenses[10]	0.08%		0.08%		0.08%
Other Expenses8*	1.37%		1.37%		1.37%

Total Fund Operating Expenses*	2.15%		2.90%		2.90%

See pages 50-51 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs “Other Expenses” and “Total Fund Operating Expenses” may increase without Shareholder approval.

	Core Plus Fixed Income Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Acquired Fund Fees and Expenses[9]	0.00%	0.00%	0.00%
Other Expenses[8]	0.16%	0.16%	0.16%

Total Fund Operating Expenses (after current expense limitations)	0.86%	1.61%	1.61%

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, which are described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A 2.0% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less with respect to the Global Income, Emerging Markets Debt and Core Plus Fixed Income and 60 days or less with respect to the High Yield Fund.
[6]	The Funds’ operating expenses are based on actual expenses for the fiscal year ended October 31, 2006, except for the Core Plus Fixed Income Fund and the Class C Shares of the Emerging Markets Debt Fund’s annual operating expenses which are estimated for the current fiscal year.
[7]	The Investment Adviser is entitled to management fees from the Funds at annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
	Annual Rate	Net Assets

Government Income	0.54%	First $1 Billion
	0.49%	Next $1 Billion
	0.47%	Over $2 Billion
U.S. Mortgages	0.40%	First $1 Billion
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion
Core Fixed Income	0.40%	First $1 Billion
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion
Investment Grade Credit	0.40%	First $1 Billion
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion
Global Income	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion
High Yield	0.70%	First $2 Billion
	0.63%	Over $2 Billion
Emerging Markets Debt	0.80%	First $2 Billion
	0.72%	Over $2 Billion
Core Plus Fixed Income	0.45%	First $1 Billion
	0.35%	Next $1 Billion
	0.30%	Over $2 Billion

The Investment Adviser has voluntarily agreed to waive a portion of the management fee on the U.S. Mortgages and Investment Grade Credit Funds equal to 0.07% and 0.07%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the U.S. Mortgages and Investment Grade Credit Funds are 0.33% and 0.33%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.

FUND FEES AND EXPENSES

[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.16% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Government Income	0.004
U.S. Mortgages	0.004
Core Fixed Income	0.104
Investment Grade Credit	0.004
Global Income	0.004
High Yield	0.024
Emerging Markets Debt	0.044
Core Plus Fixed Income	0.004

These expense reductions may be terminated at any time at the option of the Investment Adviser.
[9]	In connection with the proposed reorganization of the AXA Enterprise High Yield Bond Fund into the High Yield Fund, the Investment Adviser has contractually agreed to reimburse the High Yield Fund as necessary to limit the total annual operating expenses of the Class B and Class C Shares to 1.87% for one year following the closing of the reorganization.
[10]	“Acquired Fund” means any investment company in which the Fund invests or has invested during the period. The Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. The total annual Fund operating expenses will not correlate to the Fund’s ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Fund calculates the Acquired Funds’ expenses using the net expense ratios reported in the Acquired Funds’ most recent shareholder reports.

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Government Income
Class A Shares	$551	$766	$998	$1,664
Class B Shares
– Assuming complete redemption at end of period	$682	$863	$1,170	$1,908
– Assuming no redemption	$182	$563	$970	$1,908
Class C Shares
– Assuming complete redemption at end of period	$282	$563	$970	$2,105
– Assuming no redemption	$182	$563	$970	$2,105

U.S. Mortgages
Class A Shares	$545	$748	$967	$1,597

Core Fixed Income
Class A Shares	$532	$706	$895	$1,440
Class B Shares
– Assuming complete redemption at end of period	$662	$802	$1,066	$1,688
– Assuming no redemption	$162	$502	$866	$1,688
Class C Shares
– Assuming complete redemption at end of period	$262	$502	$866	$1,889
– Assuming no redemption	$162	$502	$866	$1,889

Investment Grade Credit
Class A Shares	$549	$760	$988	$1,642

Global Income
Class A Shares	$564	$805	$1,065	$1,806
Class B Shares
– Assuming complete redemption at end of period	$695	$903	$1,237	$2,048
– Assuming no redemption	$195	$603	$1,037	$2,048
Class C Shares
– Assuming complete redemption at end of period	$295	$603	$1,037	$2,243
– Assuming no redemption	$195	$603	$1,037	$2,243

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

High Yield
Class A Shares	$561	$796	$1,049	$1,774
Class B Shares
– Assuming complete redemption at end of period	$692	$894	$1,221	$2,016
– Assuming no redemption	$192	$594	$1,021	$2,016
Class C Shares
– Assuming complete redemption at end of period	$292	$594	$1,021	$2,212
– Assuming no redemption	$192	$594	$1,021	$2,212

Emerging Markets Debt
Class A Shares	$599	$912	$1,247	$2,191
Class C Shares
– Assuming complete redemption at end of period	$331	$712	$1,220	$2,615
– Assuming no redemption	$231	$712	$1,220	$2,615

Core Plus Fixed Income
Class A Shares	$658	$1,093	N/A	N/A
Class B Shares
– Assuming complete redemption at end of period	$793	$1,198	N/A	N/A
– Assuming no redemption	$293	$898	N/A	N/A
Class C Shares
– Assuming complete redemption at end of period	$393	$898	N/A	N/A
– Assuming no redemption	$293	$898	N/A	N/A

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through an Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Government Income U.S. Mortgages Core Fixed Income Investment Grade Credit High Yield Emerging Markets Debt Core Plus Fixed Income

Goldman Sachs Asset Management International Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Global Income

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2006, GSAM and GSAMI had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate
			For the Fiscal
	Management Fee	Average Daily	Year Ended
	Annual Rate	Net Assets	October 31, 2006

GSAM:

Government Income	0.54%	First $1 Billion	0.54%
	0.49%	Next $1 Billion
	0.47%	Over $2 Billion

U.S. Mortgages	0.40%	First $1 Billion	0.33%
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

Core Fixed Income	0.40%	First $1 Billion	0.38%
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

Investment Grade	0.40%	First $1 Billion	0.33%
Credit	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

Global Income	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

High Yield	0.70%	First $2 Billion	0.69%
	0.63%	Over $2 Billion

Emerging Markets	0.80%	First $2 Billion	0.80%
Debt	0.72%	Over $2 Billion

Core Plus Fixed Income	0.45%	First $1 Billion	N/A*
	0.35%	Next $1 Billion
	0.30%	Over $2 Billion

*	The Core Plus Fixed Income Fund commenced operations on November 30, 2006.

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time and discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2006 is available in the Funds’ annual report dated October 31, 2006.

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

______________________________________________________________________________________________________________

U.S. Fixed Income-Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan Beinner Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

James B. Clark Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Government Income Core Fixed Income U.S. Mortgages Investment Grade Credit Emerging Markets Debt Core Plus Fixed Income	Since 1994 2000 2003 2003 2003 2006	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Christopher Sullivan Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	Since 2001 2001 2006	Mr. Sullivan joined the Investment Adviser in 2001 as a portfolio manager and as Co-Head of the U.S. Fixed Income Team. Since 1997, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

Andrew Jessop Managing Director and Co-Head of High Yield Team	Senior Portfolio Manager— High Yield	Since 1997	Mr. Jessop joined the Investment Adviser in 1997 as a portfolio manager. He is responsible for managing high yield assets. Previously, he worked six years managing high yield portfolios at Saudi International Bank in London.

James McCarthy Managing Director	Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	Since 1995 1995 2006	Mr. McCarthy joined the Investment Adviser in 1995 after working for Nomura Securities as a mortgage backed securities trader.

Thomas D. Teles Managing Director	Portfolio Manager— Core Fixed Income U.S. Mortgages Core Plus Fixed Income	Since 2000 2003 2006	Mr. Teles joined the Investment Adviser in 2000. Prior to his current position, he worked for three years as a mortgage trader and in the research department for Goldman, Sachs & Co.

James Cielinski Managing Director	Senior Portfolio Manager— Global Income Investment Grade Credit Core Fixed Income Core Plus Fixed Income	Since 2000 2003 2003 2006	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

Mark Van Wyk Vice President	Portfolio Manager— Government Income Core Fixed Income Core Plus Fixed Income	Since 1994 1994 2006	Mr. Van Wyk joined the Investment Adviser in 1994 and specializes in U.S. government and financial derivatives. He worked with an options trading firm prior to joining the Investment Adviser.

Peter D. Dion Vice President	Portfolio Manager— Government Income U.S. Mortgages Core Fixed Income Core Plus Fixed Income	Since 1995 2003 1995 2006	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Ben Johnson Vice President	Portfolio Manager— Investment Grade Credit	Since 2003	Mr. Johnson joined the Investment Adviser in 1998 and specializes in credit research. Prior to joining the Investment Adviser, he worked for Prudential Insurance Company of America where he invested in private placement debt securities.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Samuel Finkelstein Managing Director	Portfolio Manager— Emerging Markets Debt	Since 2003	Mr. Finkelstein joined the investment manager in 1997. Prior to joining the emerging market team in 2000, he worked in the fixed income risk and strategy group where he constructed portfolios and monitored risk exposure. Prior to that, he worked for one year as a foreign currency trader at the Union Bank of Switzerland.

Ricardo Penfold Vice President	Portfolio Manager— Emerging Markets Debt	Since 2003	Mr. Penfold joined the Investment Adviser in 2000. Prior to that he was Head of Research and Economics in Venezuela for Santander Investments and Banco Santander Central Hispano for four years.

Owi Ruivivar, Ph.D Vice President	Portfolio Manager— Emerging Markets Debt	Since 2003	Ms. Ruivivar joined the Investment Adviser in 2002. Prior to joining GSAM she worked for five years at BNP Paribas where for her last two years there she headed global emerging market debt strategy. Before joining the finance industry in 1997 she worked in economics research at the International Monetary Fund, and at various other international development institutions.

Stephen Warren Vice President	Portfolio Manager— U.S. Mortgages	Since 2003	Mr Warren joined the Investment Adviser in 2003 as a member of the mortgage-backed securities team. Mr. Warren was previously a portfolio manager responsible for asset-backed securities and U.S. government bonds for the Investment Adviser from 1993 to 1997. From 1997 to 2003, he worked as a Principal and Chief Investment Officer at Integrity Capital Management, a quantitative hedge fund, and then as a managing director at Urbanfetch, an Internet company.

Diana Gordon, Ph.D Vice President	Portfolio Manager— High Yield	Since 2001	Ms. Gordon joined the Investment Adviser in 1999 covering the high yield technology and communications sectors in addition to trading. Before joining the Investment Adviser, she was a high yield portfolio manager at Saudi International Bank.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Rob Cignarella Vice President	Portfolio Manager— High Yield	Since 2003	Mr. Cignarella joined the Investment Adviser in 1998 as a high yield credit research analyst. Prior to his current position he worked in investment banking at Salomon Brothers.

Global Fixed Income—Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Andrew Wilson Managing Director and Co-Head Global Fixed Income Team	Senior Portfolio Manager— Global Income	Since 1995	Mr. Wilson joined the Investment Adviser in 1995 as a portfolio manager. Prior to his current position, he spent three years as an Assistant Director at Rothschild Asset Management, where he was responsible for managing global and international bond portfolios with specific focus on the U.S., Canadian, Australian and Japanese economies.

Philip Moffitt Partner Managing Director and Co-Head Global Fixed Income Team	Senior Portfolio Manager— Global Income	Since 2000	Mr. Moffitt joined the Investment Adviser in 1999 as a portfolio manager. Prior to joining the Investment Adviser he worked for three years as a proprietary trader for Tokai Asia Ltd in Hong Kong. Before that Mr. Moffitt spent ten years with Bankers Trust Asset Management in Australia, where he was a Managing Director responsible for all active global fixed income funds as well as a member of the Asset Allocation Committee.

Iain Lindsay Managing Director	Senior Portfolio Manager— Global Income	Since 2001	Mr. Lindsay is a senior investment professional with our global fixed income and currency management team. He is a member of our Investment Strategy Group, and heads Global Fixed Income and Currency Product Management. Prior to joining Goldman Sachs Asset Management in 2001 he was with JP Morgan Investment Management where he was a portfolio manager.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Andrew Bound Managing Director	Senior Portfolio Manager— Global Income	Since 1999	Mr. Bound is the head of our Fundamental Currency Strategies and has been a member of the Fixed Income and Currency group since January 1999. Prior to joining GSAM, he was a currency trader, at Goldman, Sachs & Co. for 3 years, trading all the majors.

Kevin Corrigan Executive Director	Senior Portfolio Manager— Global Income	Since 2006	Mr. Corrigan is a Senior Credit Portfolio Manager at Goldman Sachs Asset Management (GSAM), specializing in the management of pan-European credit portfolios. He joined GSAM after spending nine years at Fischer Francis Trees & Watts, where he was most recently the Managing Director and Co-Head of Credit.

Nicholas Griffiths Executive Director	Senior Portfolio Manager— Global Income	Since 1997	Mr. Griffiths joined the Global Fixed Income team in 1999 and is a portfolio manager working with both the short duration and UK Fixed Income teams. In addition, he is a member of the Country Team whose responsibilities include researching and creating cross-country ideas for all portfolios.

Jonathan Beinner serves as the Chief Investment Officer for the Global and U.S. Fixed Income Portfolio Management Team. Alongside Tom Kenny, he Co-Heads the Global and U.S. Fixed Income Team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs,

SERVICE PROVIDERS

71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman

Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, GSAMI, Goldman Sachs, the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and

SERVICE PROVIDERS

Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

Government Income	Daily	Monthly	Annually

U.S. Mortgages	Daily	Monthly	Annually

Core Fixed Income	Daily	Monthly	Annually

Investment Grade Credit	Daily	Monthly	Annually

Global Income	Monthly	Monthly	Annually

High Yield	Daily	Monthly	Annually

Emerging Markets Debt	Daily	Monthly	Annually

Core Plus Fixed Income	Daily	Monthly	Annually

DIVIDENDS

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/ or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/ or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/ or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from the Trust.

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds—(Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.
—	For federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional*

Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	$250	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plans	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

The minimum investment requirement may be waived for certain mutual fund “wrap” programs at the discretion of the Trust’s officers. For these programs, no minimum amount is required for subsequent investments.

What Alternative Sales Arrangements Are Available?

Maximum Amount You Can Buy in the Aggregate Across Funds	Class A	No limit

	Class B*	$100,000**

	Class C*	$1,000,000**

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 4.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares automatically convert to Class A Shares after 8 years

	Class C	None

*	The U.S. Mortgages Fund and Investment Grade Credit Fund do not currently, but may in the future, offer Class B and Class C Shares. The Emerging Markets Debt Fund does not currently, but may in the future, offer Class B shares. Class B Shares for the Core Plus Fixed Income Fund has not been offered before the date of this Prospectus.

**	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in subsequent purchases if the current market value of the shares owned and/ or purchased is equal to or exceeds $100,000 in the case of Class B Shares or $1,000,000 in the case of Class C Shares.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge). The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., CDSC’s or redemption fees). Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Bond Market Association (“BMA”) commends that the bond markets remain open for all or part of the day.
■	When you buy shares, you pay the NAV (as adjusted for any applicable sales charge) next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable CDSC or redemption fee.
■	On any business day when the BMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business

SHAREHOLDER GUIDE

the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the chart on the preceding page, and as discussed further below and in the section titled “How Can the Sales Charge on Class A Shares Be Reduced?,” you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your Authorized Dealer or financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;
(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another financial intermediary; and
(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ Transfer Agent is properly notified, under the “Right of Accumulation” described below, the “Amount of Purchase” in the chart on the preceding page will be deemed to include all Class A, Class B and/ or Class C Shares of the Goldman Sachs Funds that were acquired by purchase or exchange, and are held at the time of purchase by any of the following persons: (i) you, your spouse and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the Additional Statement. For purposes of determining the “Amount

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of Purchase,” all Class A, Class B and/or Class C Shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Transfer Agent a signed written Statement of Intention to invest (not counting reinvestments of dividends and distributions) in the aggregate, within a 13-month period, $100,000 or more in Class A Shares in the case of the Government Income, U.S. Mortgages, Investment Grade Credit, Core Fixed Income, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the Additional Statement, information about sales charge discounts is available from your Authorized Dealer or financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;

■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

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You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $100,000 or more in the case of the Government Income, U.S. Mortgages, Investment Grade Credit, Core Fixed Income, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, and certain other organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this option is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 or more within a period of 13 months in the case of the Government Income, U.S. Mortgages, Investment Grade Credit, Core Fixed Income, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds (other than the U.S. Mortgages, Investment Grade Credit and Emerging Markets Debt Funds) at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a Percentage of Dollar Amount
Subject to CDSC

Government Income, Core Fixed Income,
Global Income, High Yield and Core
Year Since Purchase	Plus Fixed Income Funds

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

Former Expedition Fund shareholders who received Class B Shares of the Core Fixed Income Fund in connection with the reorganization of their Expedition Fund will be charged CDSCs on those Class B Shares based on the former Expedition Fund CDSC schedule and will be credited for the period of time from the original date of purchase of the Expedition Fund Class B Shares in determining the amount

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of their CDSC. Goldman Sachs Class B Shares purchased by former Expedition Fund shareholders after the effective time of the reorganization will be charged a CDSC according to the above CDSC schedule. For more information, see the Additional Statement.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds (other than the U.S. Mortgages Fund and Investment Grade Credit Fund) at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

When Will Shares Be Issued And Dividends Begin To Be Paid?
Global Income Fund: If a purchase order is received in proper form before the Fund closes, shares will be issued the same day and will be entitled to any dividends declared which have record dates on or after such purchase date.

For all other Funds:

■	Shares Purchased by Federal Funds Wire or ACH Transfer:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue on the purchased shares on the business day after the purchase order is received. (Failure to provide payment on settlement date may result in a delay in accrual.)
■	If a purchase order is placed through an Authorized Dealer that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue on the business day after payment is received.

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;

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■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA in the same share class; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $100,000 in the aggregate normally applies to Class B Shares across all Goldman Sachs Funds.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC or redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a Medallion signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery:
Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares daily
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you

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should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions (with your Medallion signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Global Income, Emerging Markets Debt and Core Plus Fixed Income Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The High Yield Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar day or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemptions of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.

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■	Redemptions of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemptions of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exceptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Shares of each Fund (other than the Global Income Fund) earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the required Fund minimum as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund

■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in

SHAREHOLDER GUIDE

Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class of another Goldman Sachs Fund. Redemption of shares (including by exchange) of the Global Income, Emerging Markets Debt and Core Plus Fixed Income Funds that are held for 30 calendar days (60 calendar days or less with respect to the High Yield Fund) or less may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your Name(s) and signature(s)
■ Your Account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery—
Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.

■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER GUIDE

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You cannot make cross-reinvestments or automatic exchanges into a Fund unless the Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	Checks are normally mailed the next business day after your selected systematic withdrawal date of either the 15th or 25th of the month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communications from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments pursuant to Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or

SHAREHOLDER GUIDE

to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;

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■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

Goldman Sachs is also entitled to receive an account service fee equal on an annual basis to 0.05% of the U.S. Mortgages and Investment Grade Credit Funds’ respectively, average daily net assets attributed to Class A Shares. This fee is for account services, and may be used to make payments to Authorized Dealers for account maintenance, processing orders to purchase, redeem and exchange Class A Shares and other services.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing)

trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the High Yield, Global Income, Emerging Markets Debt and Core Plus Fixed Income Funds described in this Prospectus, certain other Fixed Income Funds and the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the High Yield Fund) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

SHAREHOLDER GUIDE

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, Employee Benefit Plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will revert back to its prior level after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.)

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt and Core Plus Fixed Income Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Shareholders of the Global Income and Emerging Markets Debt Funds may be entitled to claim a credit or a deduction with respect to foreign taxes if a Fund is eligible to and elects to pass through these taxes to you.

You will be mailed annual tax information with respect to your investment in each Fund in January of the following year.

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. But, withholding is generally not required on properly designated distributions to non U.S. investors of long-term capital gains and, for distributions before November 1, 2008, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designation. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB- or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in

APPENDIX A

such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped Mortgage-Backed Securities and foreign currency transactions involve additional risk of loss. A Fund may enter into a derivative investment for hedging purposes, for example, in an effort to preserve a return or spread, protect against currency fluctuations, protect against adverse price movements, manage portfolio duration or manage a Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events.

In addition, each Fund may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of the Fund, including the management of the Fund’s interest rate, currency, duration and credit exposures. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. In general, certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

APPENDIX A

Risks of Sovereign Debt. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. On January 1, 2007 the euro became the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004, and Romania and Bulgaria became members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the

European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging

APPENDIX A

countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Risks of Investments in Central and South America. A significant portion of the Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk

APPENDIX A

factors could have an adverse impact on the Fund’s investments in Central and South America.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in

APPENDIX A

custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/ commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments

APPENDIX A

(including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Certain Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

APPENDIX A

Brady Bonds and Similar Instruments. Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

APPENDIX A

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller)

APPENDIX A

of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and (in the case of certain Funds) foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount

APPENDIX A

equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund (excluding the Enhanced Income Fund) subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund

APPENDIX A

(from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these

APPENDIX A

obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an

APPENDIX A

ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request). The Core Plus Fixed Income Fund commenced operations on November 30, 2006 and therefore no financial highlights information is presented.

GOVERNMENT INCOME FUND

	Government Income Fund—Class A Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.57	$15.00	$14.88	$14.95	$14.96

Income (loss) from investment operations

Net investment income[a]	0.55	0.43	0.39	0.41	0.63 [e]

Net realized and unrealized gain	0.08	(0.30)	0.33	0.05	0.19 [e]

Total from investment operations	0.63	0.13	0.72	0.46	0.82

Distributions to shareholders

From net investment income	(0.56)	(0.39)	(0.47)	(0.51)	(0.67)

From net realized gains	— [f]	(0.17)	(0.13)	(0.02)	(0.16)

Total distributions	(0.56)	(0.56)	(0.60)	(0.53)	(0.83)

Net asset value, end of year	$14.64	$14.57	$15.00	$14.88	$14.95

Total return[b]	4.40%	0.80%	4.99%	3.11%	5.77%

Net assets at end of year (in 000s)	$432,762	$729,958	$494,883	$358,058	$248,719

Ratio of net expenses to average net assets	0.95%	0.97%	0.98%	0.99%	0.98%

Ratio of net investment income to average net assets	3.77%	2.83%	2.60%	2.78%	4.26%[e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.04%	1.07%	1.17%	1.18%	1.24%

Ratio of net investment income to average net assets	3.68%	2.73%	2.41%	2.59%	4.00%[e]

Portfolio turnover rate[d]	766%	256%	609%	520%	226%

See page 142 for all footnotes.

APPENDIX B

	Government Income Fund—Class B Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.57	$15.00	$14.88	$14.95	$14.96

Income (loss) from investment operations

Net investment income[a]	0.44	0.30	0.28	0.31	0.52	[e]

Net realized and unrealized gain	0.08	(0.28)	0.32	0.04	0.19	[e]

Total from investment operations	0.52	0.02	0.60	0.35	0.71

Distributions to shareholders

From net investment income	(0.45)	(0.28)	(0.35)	(0.40)	(0.56)

From net realized gains	— [f]	(0.17)	(0.13)	(0.02)	(0.16)

Total distributions	(0.45)	(0.45)	(0.48)	(0.42)	(0.72)

Net asset value, end of year	$14.64	$14.57	$15.00	$14.88	$14.95

Total return[b]	3.62%	0.04%	4.21%	2.34%	4.99%

Net assets at end of year (in 000s)	$18,713	$24,882	$32,782	$44,120	$51,124

Ratio of net expenses to average net assets	1.70%	1.72%	1.73%	1.74%	1.73%

Ratio of net investment income to average net assets	3.03%	2.08%	1.93%	2.06%	3.54	% [e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.79%	1.83%	1.92%	1.93%	1.99%

Ratio of net investment income to average net assets	2.94%	1.97%	1.74%	1.87%	3.28	% [e]

Portfolio turnover rate[d]	766%	256%	609%	520%	226%

See page 142 for all footnotes.

	Government Income Fund—Class C Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.56	$14.99	$14.87	$14.94	$14.95

Income (loss) from investment operations

Net investment income[a]	0.44	0.31	0.28	0.31	0.51	[e]

Net realized and unrealized gain (loss)	0.08	(0.29)	0.32	0.04	0.20	[e]

Total from investment operations	0.52	0.02	0.60	0.35	0.71

Distributions to shareholders

From net investment income	(0.45)	(0.28)	(0.35)	(0.40)	(0.56)

From net realized gains	— [f]	(0.17)	(0.13)	(0.02)	(0.16)

Total distributions	(0.45)	(0.45)	(0.48)	(0.42)	(0.72)

Net asset value, end of year	$14.63	$14.56	$14.99	$14.87	$14.94

Total return[b]	3.63%	0.11%	4.14%	2.34%	4.99%

Net assets at end of year (in 000s)	$16,931	$18,692	$20,778	$23,720	$24,095

Ratio of net expenses to average net assets	1.70%	1.72%	1.73%	1.74%	1.73%

Ratio of net investment income to average net assets	3.04%	2.08%	1.91%	2.05%	3.49	% [e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.79%	1.83%	1.92%	1.93%	1.99%

Ratio of net investment income to average net assets	2.95%	1.97%	1.72%	1.86%	3.23	% [e]

Portfolio turnover rate[d]	766%	256%	609%	520%	226%

See page 142 for all footnotes.

APPENDIX B

U.S. MORTGAGES FUND

	U.S. Mortgages Fund—Class A Shares

	For the Period Ended October 31,

			2004
	2006	2005	(commenced November 3, 2003)

Net asset value, beginning of period	$9.82	$10.22	$10.00

Income (loss) from investment operations

Net investment income[a]	0.41	0.28	0.22

Net realized and unrealized gain (loss)	0.08	(0.17)	0.33

Total from investment operations	0.49	0.11	0.55

Distributions to shareholders

From net investment income	(0.41)	(0.33)	(0.33)

From net realized gains	—	(0.18)	—

Total distributions	(0.41)	(0.51)	(0.33)

Net asset value, end of period	$9.90	$9.82	$10.22

Total return[b]	5.21%	1.00%	5.60%

Net assets at end of period (in 000s)	$6,973	$7,916	$628

Ratio of net expenses to average net assets	0.79%	0.81%	0.82%[c]

Ratio of net investment income to average net assets	4.24%	2.88%	1.95%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.98%	0.98%	1.08%[c]

Ratio of net investment income to average net assets	4.05%	2.71%	1.69%[c]

Portfolio turnover rate[d]	1665%	2006%	1953%

See page 142 for all footnotes.

CORE FIXED INCOME FUND

	Core Fixed Income Fund—Class A Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.87	$10.25	$10.31	$10.07	$10.25

Income (loss) from investment operations

Net investment income[a]	0.41	0.32	0.30	0.40	0.50

Net realized and unrealized gain (loss)	(0.01)	(0.20)	0.32	0.28	(0.13)

Total from investment operations	0.40	0.12	0.62	0.68	0.37

Distributions to shareholders

From net investment income	(0.38)	(0.37)	(0.33)	(0.40)	(0.52)

From net realized gains	(0.06)	(0.13)	(0.35)	(0.04)	(0.03)

From capital	(0.01)	—	—	—	—

Total distributions	(0.45)	(0.50)	(0.68)	(0.44)	(0.55)

Net asset value, end of year	$9.82	$9.87	$10.25	$10.31	$10.07

Total return[b]	4.21%	1.14%	6.24%	7.03%	3.59%

Net assets at end of year (in 000s)	$714,877	$658,114	$523,045	$445,178	$315,441

Ratio of net expenses to average net assets	0.83%	0.86%	0.90%	0.89%	0.90%

Ratio of net investment income to average net assets	4.25%	3.14%	2.96%	3.91%	5.03%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.84%	0.87%	0.90%	0.89%	0.90%

Ratio of net investment income to average net assets	4.24%	3.13%	2.96%	3.91%	5.03%

Portfolio turnover rate[d]	562%	283%	549%	489%	437%

See page 142 for all footnotes.

APPENDIX B

	Core Fixed Income Fund—Class B Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.91	$10.29	$10.35	$10.10	$10.29

Income (loss) from investment operations

Net investment income[a]	0.34	0.24	0.23	0.33	0.43

Net realized and unrealized gain (loss)	(0.01)	(0.20)	0.31	0.28	(0.15)

Total from investment operations	0.33	0.04	0.54	0.61	0.28

Distributions to shareholders

From net investment income	(0.31)	(0.29)	(0.25)	(0.32)	(0.44)

From net realized gains	(0.06)	(0.13)	(0.35)	(0.04)	(0.03)

From capital	(0.01)	—	—	—	—

Total distributions	(0.38)	(0.42)	(0.60)	(0.36)	(0.47)

Net asset value, end of year	$9.86	$9.91	$10.29	$10.35	$10.10

Total return[b]	3.42%	0.38%	5.43%	6.31%	2.70%

Net assets at end of year (in 000s)	$22,971	$29,096	$32,040	$37,120	$36,131

Ratio of net expenses to average net assets	1.58%	1.61%	1.65%	1.64%	1.65%

Ratio of net investment income to average net assets	3.49%	2.40%	2.21%	3.21%	4.33%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.59%	1.62%	1.65%	1.64%	1.65%

Ratio of net investment income to average net assets	3.48%	2.39%	2.21%	3.21%	4.33%

Portfolio turnover rate[d]	562%	283%	549%	489%	437%

See page 142 for all footnotes.

	Core Fixed Income Fund—Class C Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.91	$10.29	$10.35	$10.10	$10.29

Income (loss) from investment operations

Net investment income[a]	0.34	0.24	0.23	0.33	0.43

Net realized and unrealized gain (loss)	—	(0.20)	0.31	0.28	(0.15)

Total from investment operations	0.34	0.04	0.54	0.61	0.28

Distributions to shareholders

From net investment income	(0.31)	(0.29)	(0.25)	(0.32)	(0.44)

From net realized gains	(0.06)	(0.13)	(0.35)	(0.04)	(0.03)

From capital	(0.01)	—	—	—	—

Total distributions	(0.38)	(0.42)	(0.60)	(0.36)	(0.47)

Net asset value, end of year	$9.87	$9.91	$10.29	$10.35	$10.10

Total return[b]	3.52%	0.38%	5.42%	6.21%	2.80%

Net assets at end of year (in 000s)	$20,937	$23,432	$24,323	$25,409	$20,176

Ratio of net expenses to average net assets	1.58%	1.61%	1.65%	1.64%	1.65%

Ratio of net investment income to average net assets	3.49%	2.40%	2.21%	3.16%	4.32%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.59%	1.62%	1.65%	1.64%	1.65%

Ratio of net investment income to average net assets	3.48%	2.39%	2.21%	3.16%	4.32%

Portfolio turnover rate[d]	562%	283%	549%	489%	437%

See page 142 for all footnotes.

APPENDIX B

INVESTMENT GRADE CREDIT FUND

	Investment Grade Credit Fund—Class A Shares

	For the Period Ended October 31,

			2004
	2006	2005	(commenced November 3, 2003)

Net asset value, beginning of period	$9.93	$10.31	$10.00

Income (loss) from investment operations

Net investment income[a]	0.47	0.40	0.38

Net realized and unrealized gain (loss)	—	(0.35)	0.31

Total from investment operations	0.47	0.05	0.69

Distributions to shareholders

From net investment income	(0.45)	(0.39)	(0.38)

From net realized gains	—	(0.04)	—

Total distributions	(0.45)	(0.43)	(0.38)

Net asset value, end of period	$9.95	$9.93	$10.31

Total return[b]	4.84%	0.50%	7.00%

Net assets at end of period (in 000s)	$3,420	$3,622	$2,179

Ratio of net expenses to average net assets	0.79%	0.81%	0.82%[c]

Ratio of net investment income to average net assets	4.82%	3.88%	3.66%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.04%	1.07%	1.85%[c]

Ratio of net investment income to average net assets	4.57%	3.62%	2.63%[c]

Portfolio turnover rate	74%	88%	78%

See page 142 for all footnotes.

GLOBAL INCOME FUND

	Global Income Fund—Class A Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$13.25	$13.65	$14.39	$14.34	$14.72

Income (loss) from investment operations

Net investment income[a]	0.34	0.32	0.36	0.46	0.50	[e]

Net realized and unrealized gain (loss)	(0.09)	0.28	0.19	0.32	(0.35	) [e]

Total from investment operations	0.25	0.60	0.55	0.78	0.15

Distributions to shareholders

From net investment income	(0.71)	(1.00)	(1.29)	(0.73)	(0.53)

From capital	(0.05)	—	—	—	—

Total distributions	(0.76)	(1.00)	(1.29)	(0.73)	(0.53)

Net asset value, end of year	$12.74	$13.25	$13.65	$14.39	$14.34

Total return[b]	2.07%	4.56%	4.01%	5.45%	1.08%

Net assets at end of year (in 000s)	$252,962	$173,712	$168,340	$224,553	$255,821

Ratio of net expenses to average net assets	1.05%	1.08%	1.25%	1.35%	1.34%

Ratio of net investment income to average net assets	2.63%	2.36%	2.60%	3.15%	3.36%[e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.17%	1.32%	1.67%	1.74%	1.72%

Ratio of net investment income to average net assets	2.51%	2.12%	2.18%	2.76%	2.98%[e]

Portfolio turnover rate	97%	137%	109%	106%	146%

See page 142 for all footnotes.

APPENDIX B

	Global Income Fund—Class B Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$13.20	$13.61	$14.34	$14.30	$14.68

Income (loss) from investment operations

Net investment income[a]	0.24	0.22	0.28	0.39	0.41	[e]

Net realized and unrealized gain (loss)	(0.08)	0.27	0.19	0.30	(0.33	) [e]

Total from investment operations	0.16	0.49	0.47	0.69	0.08

Distributions to shareholders

From net investment income	(0.62)	(0.90)	(1.20)	(0.65)	(0.46)

From capital	(0.04)	—	—	—	—

Total distributions	(0.66)	(0.90)	(1.20)	(0.65)	(0.46)

Net asset value, end of year	$12.70	$13.20	$13.61	$14.34	$14.30

Total return[b]	1.36%	3.72%	3.47%	4.87%	0.59%

Net assets at end of year (in 000s)	$17,716	$24,819	$31,252	$37,118	$37,986

Ratio of net expenses to average net assets	1.80%	1.83%	1.84%	1.85%	1.84%

Ratio of net investment income to average net assets	1.89%	1.61%	2.00%	2.64%	2.88	% [e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.93%	2.07%	2.26%	2.24%	2.22%

Ratio of net investment income to average net assets	1.76%	1.37%	1.58%	2.25%	2.50	% [e]

Portfolio turnover rate	97%	137%	109%	106%	146%

See page 142 for all footnotes.

	Global Income Fund—Class C Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$13.18	$13.58	$14.32	$14.27	$14.65

Income (loss) from investment operations

Net investment income[a]	0.24	0.22	0.28	0.38	0.41	[e]

Net realized and unrealized gain (loss)	(0.09)	0.28	0.18	0.32	(0.33	) [e]

Total from investment operations	0.15	0.50	0.46	0.70	0.08

Distributions to shareholders

From net investment income	(0.62)	(0.90)	(1.20)	(0.65)	(0.46)

From capital	(0.04)	—	—	—	—

Total distributions	(0.66)	(0.90)	(1.20)	(0.65)	(0.46)

Net asset value, end of year	$12.67	$13.18	$13.58	$14.32	$14.27

Total return[b]	1.28%	3.80%	3.40%	4.96%	0.59%

Net assets at end of year (in 000s)	$6,908	$8,370	$8,463	$11,238	$11,533

Ratio of net expenses to average net assets	1.80%	1.83%	1.84%	1.85%	1.84%

Ratio of net investment income to average net assets	1.89%	1.61%	2.01%	2.64%	2.88	% [e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.93%	2.07%	2.26%	2.24%	2.22%

Ratio of net investment income to average net assets	1.76%	1.37%	1.59%	2.25%	2.50	% [e]

Portfolio turnover rate	97%	137%	109%	106%	146%

See page 142 for all footnotes.

APPENDIX B

HIGH YIELD FUND

	High Yield Fund—Class A Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$7.81	$8.08	$7.79	$6.38	$7.24

Income (loss) from investment operations

Net investment income[a]	0.58	0.62	0.65	0.65	0.68	[e]

Net realized and unrealized gain (loss)	0.23	(0.22)	0.32	1.40	(0.86	) [e]

Total from investment operations	0.81	0.40	0.97	2.05	(0.18)

Distributions to shareholders

From net investment income	(0.58)	(0.67)	(0.68)	(0.64)	(0.68)

Net asset value, end of year	$8.04	$7.81	$8.08	$7.79	$6.38

Total return[b]	10.76%	5.10%	12.94%	33.34%	(2.98)%

Net assets at end of year (in 000s)	$1,395,265	$1,006,734	$1,109,364	$1,821,032	$770,011

Ratio of net expenses to average net assets	1.12%	1.15%	1.16%	1.17%	1.16%

Ratio of net investment income to average net assets	7.38%	7.74%	8.31%	8.97%	9.54	% [e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.14%	1.17%	1.18%	1.19%	1.19%

Ratio of net investment income to average net assets	7.36%	7.72%	8.29%	8.95%	9.51	% [e]

Portfolio turnover rate	41%	52%	47%	54%	36%

See page 142 for all footnotes.

	High Yield Fund—Class B Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$7.82	$8.09	$7.80	$6.39	$7.24

Income (loss) from investment operations

Net investment income[a]	0.53	0.56	0.60	0.60	0.63	[e]

Net realized and unrealized gain (loss)	0.22	(0.22)	0.31	1.39	(0.85	) [e]

Total from investment operations	0.75	0.34	0.91	1.99	(0.22)

Distributions to shareholders

From net investment income	(0.52)	(0.61)	(0.62)	(0.58)	(0.63)

Net asset value, end of year	$8.05	$7.82	$8.09	$7.80	$6.39

Total return[b]	9.93%	4.31%	12.09%	32.31%	(3.56)%

Net assets at end of year (in 000s)	$96,743	$104,637	$105,106	$97,894	$54,065

Ratio of net expenses to average net assets	1.87%	1.90%	1.91%	1.92%	1.91%

Ratio of net investment income to average net assets	6.64%	6.98%	7.54%	8.25%	8.83	% [e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.89%	1.92%	1.93%	1.94%	1.94%

Ratio of net investment income to average net assets	6.62%	6.96%	7.52%	8.23%	8.80	% [e]

Portfolio turnover rate	41%	52%	47%	54%	36%

See page 142 for all footnotes.

APPENDIX B

	High Yield Fund—Class C Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$7.81	$8.08	$7.79	$6.38	$7.24

Income (loss) from investment operations

Net investment income[a]	0.53	0.56	0.60	0.59	0.62	[e]

Net realized and unrealized gain (loss)	0.22	(0.22)	0.31	1.40	(0.85	) [e]

Total from investment operations	0.75	0.34	0.91	1.99	(0.23)

Distributions to shareholders

From net investment income	(0.52)	(0.61)	(0.62)	(0.58)	(0.63)

Net asset value, end of year	$8.04	$7.81	$8.08	$7.79	$6.38

Total return[b]	9.94%	4.32%	12.10%	32.36%	(3.57)%

Net assets at end of year (in 000s)	$90,528	$72,590	$56,174	$46,812	$20,107

Ratio of net expenses to average net assets	1.87%	1.90%	1.91%	1.92%	1.91%

Ratio of net investment income to average net assets	6.64%	6.95%	7.53%	8.21%	8.81	% [e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.89%	1.92%	1.93%	1.94%	1.94%

Ratio of net investment income to average net assets	6.62%	6.93%	7.51	8.19%	8.78	% [e]

Portfolio turnover rate	41%	52%	47%	54%	36%

See page 142 for all footnotes.

EMERGING MARKETS DEBT FUND

	Emerging Markets Debt Fund—Class A Shares

				For the
	Years-Ended October 31,			Period Ended
				October 31, 2003
	2006	2005	2004	(Commenced August 29, 2003)

Net asset value, beginning of period	$11.75	$11.18	$10.22	$10.00

Income from investment operations

Net investment income[a]	0.60	0.74	0.59	0.08

Net realized and unrealized gain	0.69	1.00	0.97	0.26

Total from investment operations	1.29	1.74	1.56	0.34

Distributions to shareholders

From net investment income	(0.65)	(0.64)	(0.57)	(0.12)

From net realized gains	(0.41)	(0.53)	(0.03)	—

Total distributions	(1.06)	(1.17)	(0.60)	(0.12)

Net asset value, end of period	$11.98	$11.75	$11.18	$10.22

Total return[b]	11.63%	16.48%	15.78%	3.36%

Net assets, end of period (in 000s)	$69,302	$34,327	$5,411	$1,088

Ratio of net expenses to average net assets	1.23%	1.26%	1.28%	1.28%[c]

Ratio of net investment income to average net assets	5.17%	6.13%	5.43%	5.35%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.53%	1.82%	3.09%	5.53%[c]

Ratio of net investment income to average net assets	4.87%	5.57%	3.62%	1.10%[c]

Portfolio turnover rate	167%	207%	273%	49%

See page 142 for all footnotes.

APPENDIX B

Emerging Markets
Debt Fund—Class C
Shares

For the Period
Ended October 31,
2006 (Commenced
September 29,
2006)

Net asset value, beginning of period	$11.78

Income (loss) from investment operations

Net investment income[a]	0.01

Net realized and unrealized gain	0.22

Total from investment operations	0.23

Distributions to shareholders

From net investment income	(0.04)

Net asset value, end of period	$11.97

Total return[b]	1.98%

Net assets, end of period (in 000s)	$1

Ratio of net expenses to average net assets	1.71%[c]

Ratio of net investment income to average net assets	1.36%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.75%[c]

Ratio of net investment income to average net assets	1.32%[c]

Portfolio turnover rate	167%

See page 142 for all footnotes.

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account, if applicable. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
c	Annualized.
d	Includes the effect of mortgage dollar roll transactions.
e	As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effects of these changes for the year ended October 31, 2002 were as follows:

			Decrease the Ratio of Net
			Investment Incomes to
	Decrease Net	Increase Net Realized	Average Net Assets With
	Investment	and Unrealized Gains	and Without Expense
Fund	Income Per Share	and Losses Per Share	Reductions

Government Income	$0.06	$0.06	0.44%
Global Income	$0.06	$0.06	0.43%

f	Amount is less than 0.005 per share.

Appendix C Prior Performance of Similarly Advised Accounts of the Investment Adviser

Below is the performance of discretionary private accounts managed by the Investment Adviser that have investment objectives, policies and strategies substantially similar to the Core Plus Fixed Income Fund. Although the private account performance is no substitute for the performance of the Core Plus Fixed Income Fund, it does provide a longer historical track record of the Investment Adviser in managing substantially similar accounts.

SIMILARLY ADVISED PRIVATE ACCOUNTS

The Investment Adviser has discretionary private accounts that have investment objectives, policies and strategies substantially similar to the Core Plus Fixed Income Fund. The following table sets forth the performance data relating to the historical performance of the accounts. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against the Lehman Brothers Aggregate Bond Index and does not represent the performance of the Core Plus Fixed Income Fund. Investors should not consider this performance data as a substitute for the performance of the Core Plus Fixed Income Fund nor should investors consider this data as an indication of the future performance of the Core Plus Fixed Income Fund or of the Investment Adviser. The Lehman Brothers Aggregate Bond Index is unmanaged, and investors cannot invest directly in the index.

		Lehman Brothers
	Private Accounts	Aggregate
Calendar Years	Performance	Bond Index

1995	18.09%	18.48%
1996	4.13%	3.61%
1997	9.16%	9.68%
1998	6.40%	8.67%
1999	-0.80%	-0.83%
2000	10.86%	11.63%
2001	7.71%	8.44%
2002	8.81%	10.26%
2003	6.79%	4.10%
2004	4.79%	4.34%
2005	2.80%	2.43%
2006	4.06%	4.33%

	Average Annual Total Return
	For the period ended 01/31/07

					Since
	1 Year	3 Year	5 Year	10 Year	Inception

Private Accounts Performance	3.75%	3.46%	5.11%	5.88%	6.41%
Lehman Brothers Aggregate Bond Index	4.28%	3.40%	4.88%	6.20%	6.64%

The performance information with respect to the discretionary private accounts is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Since fees, commissions, and taxes may differ for the private discretionary accounts and the Core Plus Fixed Income Fund, performance data for identical periods may differ.

All returns presented are time-weighted based on monthly valuations and include the reinvestment of earnings. The average annual expenses of the discretionary private accounts for all periods reflect the maximum applicable fee of 0.86%. These average annual expenses were lower than the expenses of the Institutional shares of the Core Plus Fixed Income Fund. The performance of the discretionary private accounts would have been lower if it had been subject to the expenses of the Institutional Shares of the Core Plus Fixed Income Fund. Furthermore, the discretionary private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Core Plus Fixed Income Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser’s discretionary private accounts could have been adversely affected if the discretionary private accounts had been regulated as an investment company under the federal securities laws. In addition, the securities held by the Core Plus Fixed Income Fund will not be identical to the securities held by the discretionary private accounts for the periods shown above. Accordingly, the future performance of the Core Plus Fixed Income Fund will differ from the performance of the private accounts.

Index

1	General Investment Management Approach

6	Fund Investment Objectives and Strategies
	6	Goldman Sachs Government Income Fund
	7	Goldman Sachs U.S. Mortgages Fund
	8	Goldman Sachs Core Fixed Income Fund
	10	Goldman Sachs Investment Grade Credit Fund
	12	Goldman Sachs Global Income Fund
	14	Goldman Sachs High Yield Fund
	16	Goldman Sachs Emerging Markets Debt Fund
	18	Goldman Sachs Core Plus Fixed Income Fund

20	Other Investment Practices and Securities

24	Principal Risks of the Funds

32	Fund Performance

42	Fund Fees and Expenses

54	Service Providers

64	Dividends

66	Shareholder Guide
	66	How to Buy Shares
	81	How to Sell Shares

96	Taxation

99	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

126	Appendix B Financial Highlights

143	Appendix C Prior Performance of Similarly Advised Accounts of the Investment Adviser

Fixed Income Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

539187
FISMPROABC

Prospectus

Class A, B and C Shares

February 28, 2007

 GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

■ Goldman Sachs Enhanced Income Fund ■ Goldman Sachs Ultra-Short Duration Government Fund ■ Goldman Sachs Short Duration Government Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”), serves as investment adviser to the Enhanced Income, Ultra-Short Duration Government and Short Duration Government Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Funds Described In This Prospectus Are Not Money Market Funds. Investors In The Funds Should Understand That The Net Asset Value (“NAV”) Of The Funds Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse— with myriad countries, currencies, sectors, issuers and securities. We believe inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

GSAM’s Fixed Income investment process seeks to maximize risk-adjusted total returns by utilizing a diverse set of investment strategies. The process revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Within the parameters of the risk budget, our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The “Top-down Strategy Teams” are responsible for Cross-Sector, Duration, Country, and

1

Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, “Bottom-up Strategy Teams,” comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Implementing portfolios—The Strategy Teams trade the securities within their area of expertise, while the Portfolio Team oversees the portfolio construction process. In this way, a Fund benefits from the “Best Ideas” generated by the Strategy Teams and trades remain consistent with risk and return objectives.

4. Monitoring strategies—The Portfolio Team is responsible for monitoring the Funds to ensure the most optimal mix of strategies. In addition, the Top-down and Bottom-up Strategy Teams review the strategies within their areas of specialization.

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The Investment Adviser may use derivative instruments, among other things, to manage the durations of Funds’ investment portfolios in accordance with their respective target durations. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of a Fund. The Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be

3

significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. A Fund

4

GENERAL INVESTMENT MANAGEMENT APPROACH

will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

5

Fund Investment Objectives and Strategies

Goldman Sachs Enhanced Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	Minimum = A by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality Weighted Average = AA or better

Benchmarks:	Six-Month U.S. Treasury Bill Index One-Year U.S. Treasury Note Index

Symbol:	Class A: GEIAX

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, primarily in a portfolio of fixed-income securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate notes and commercial paper and fixed and floating rate asset-backed securities. Except for asset-backed securities and Treasury Securities deliverable into futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the Statement of Additional Information (the “Additional Statement”). With respect to asset-backed securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. The Fund may invest across a broad range of high-grade fixed-income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Six- Month U.S. Treasury Bill Index/One Year U.S. Treasury Note Index has been approximately 0.75 years.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Ultra-Short Duration Government Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities; non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase, or if unrated, determined by the Investment Adviser to be of comparable quality

Benchmarks:	Six-Month U.S. Treasury Bill Index One-Year U.S. Treasury Note Index

Symbol:	Class A: GSAMX

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in U.S. Government Securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), and in repurchase agreements collateralized by U.S. Government Securities**. The remainder of the Fund’s Net Assets (up to 20%) may be invested in other non-government securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Six- Month U.S. Treasury Bill Index/One Year U.S. Treasury Note Index has been approximately 0.75 years.

**	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs Short Duration Government Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Two-Year U.S. Treasury Note Index plus or minus 0.5 years

Expected Approximate Interest Rate Sensitivity:	2-year U.S. Treasury note

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities

Benchmark:	Two-Year U.S. Treasury Note Index

Symbols:	Class A: GSSDX Class B: GSDGX Class C: GSDCX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities**. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Two- Year U.S. Treasury Note Index has been approximately 1.75 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

Other Investment Practices
and Securities

The table below and the table on the following page identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Fund’s Additional Statement.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation		Ultra-Short	Short
on usage; limited only by the	Enhanced	Duration	Duration
objectives and strategies of the Fund	Income	Government	Government
— Not permitted***	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Credit, Interest Rate and Total Return Swaps*	•	•	•

Financial Futures Contracts	•	•	•

Interest Rate Floors, Caps and Collars	•	•	•

Mortgage Dollar Rolls	—	•	•

Mortgage Swaps*	—	•	•

Options (including Options on Futures)	•	•	•

Repurchase Agreements	•**	•	•

Securities Lending	33 1/3	33 1/3	33 1/3

When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	The Enhanced Income Fund may enter into repurchase agreements collateralized by securities issued by foreign governments.
***	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.

9

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation		Ultra-Short	Short
on usage; limited only by the	Enhanced	Duration	Duration
objectives and strategies of the Fund	Income	Government	Government
— Not permitted**	Fund	Fund	Fund

Investment Securities

Asset-Backed Securities	•	•	• [1]
Bank Obligations	•	•	—
Convertible Securities	•	—	—
Corporate Debt Obligations and Trust Preferred Securities	•	•	—
Floating and Variable Rate Obligations	•	•	•
Foreign Securities[2]	•	—	—

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	—	•	•
Collateralized Mortgage Obligations	—	•	•
Fixed Rate Mortgage Loans	—	•	•
Government Issued Mortgage-Backed Securities	—	•	•
Multiple Class Mortgage-Backed Securities	—	•	•
Privately Issued Mortgage-Backed Securities	—	•	—
Stripped Mortgage-Backed Securities	—	•	•
Preferred Stock	•	—	—
Structured Securities*	•	•	•
Taxable Municipal Securities	—	•	—
Tax-Free Municipal Securities	—	•	—
Temporary Investments	•	•	•
U.S. Government Securities	•	•	80+

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
[1]	The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.
[2]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another. Non-dollar securities are not permitted for the Enhanced Income Fund.
**	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.

10

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

		Ultra-Short	Short
	Enhanced	Duration	Duration
• Applicable	Income	Government	Government
— Not applicable*	Fund	Fund	Fund

NAV	•	•	•

Interest Rate	•	•	•

Credit/Default	•	•	•

Call	•	•	•

Extension	•	•	•

Derivatives	•	•	•

U.S. Government Securities	•	•	•

Market	•	•	•

Management	•	•	•

Liquidity	•	•	•

Sovereign
Political	•	—	—

Economic	•	—	—

Repayment	•	—	—

Foreign	•	—	—

*	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

11

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings), or the counterparty in a derivative instrument, may default on its obligation to pay interest and repay principal.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund. See “General Investment Management Approach” above.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes

12

PRINCIPAL RISKS OF THE FUNDS

may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.

Specific Funds:

■	Sovereign Risk—The Enhanced Income Fund will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as

13

a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Foreign Risk—The Enhanced Income Fund will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

14

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year for up to the last ten years (with respect to the bar charts); and (b) how the average annual total returns of a Fund’s Class A, B and C Shares* compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 1.5% for Class A Shares of Enhanced Income and Ultra-Short Duration Government Funds and 2.0% for Class A Shares of Short Duration Government Fund; the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (2% maximum declining to 0% after three years for the Short Duration Government Fund and 5% maximum declining to 0% after six years for the Enhanced Income Fund); and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts (including “Best Quarter” and “Worst Quarter” information) do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

Class B Shares for the Enhanced Income Fund have not been offered before the date of this Prospectus. Therefore, no performance information for Class B Shares of the Enhanced Income Fund is provided in this section.

*	The Ultra-Short Duration Government Fund does not currently, but may in the future, offer Class B and Class C Shares. The Enhanced Income Fund does not currently, but may in the future, offer Class C Shares. Currently Class B Shares of the Short Duration Government Fund may no longer be purchased, except in connection with the reinvestment of dividends and capital gains.

15

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

16

FUND PERFORMANCE

Enhanced Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q1 ’01 +2.24% Worst Quarter* Q2 ’04 -0.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Class A (Inception 8/2/00)
Returns Before Taxes	2.93%	1.96%	3.10%
Returns After Taxes on Distributions**	1.53%	0.78%	1.70%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.89%	0.97%	1.79%
Six-Month U.S. Treasury Bill Index***	4.81%	2.52%	3.21%
One-Year U.S. Treasury Note Index***	4.32%	2.43%	3.38%
Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index****	4.18%	2.80%	4.05%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

17

Ultra-Short Duration Government Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’00 +2.30% Worst Quarter* Q2 ’03 +0.03%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 5/15/95)
Returns Before Taxes	3.12%	2.14%	3.80%	4.16%
Returns After Taxes on Distributions**	1.60%	0.89%	2.09%	2.35%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.01%	1.08%	2.19%	2.43%
Six-Month U.S. Treasury Bill Index***	4.81%	2.52%	4.00%	4.23%
One-Year U.S. Treasury Note Index***	4.32%	2.43%	4.12%	4.38%
Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index****	4.18%	2.80%	4.60%	4.80%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect deduction for any fees, expenses or taxes.

18

FUND PERFORMANCE

Short Duration Government Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q3 ’01 +3.66% Worst Quarter* Q2 ’04 -1.09%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Class A (Inception 5/1/97)
Returns Before Taxes	1.86%	2.51%	4.32%
Returns After Taxes on Distributions**	0.55%	1.29%	2.53%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.19%	1.42%	2.57%
Two-Year U.S. Treasury Note Index***	3.80%	3.00%	4.53%
Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index****	4.12%	2.97%	4.80%

Class B (Inception 5/1/97)
Returns Before Taxes	1.30%	2.32%	3.92%
Two-Year U.S. Treasury Note Index***	3.80%	3.00%	4.53%
Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index****	4.12%	2.97%	4.80%

Class C (Inception 8/15/97)
Returns Before Taxes	2.19%	2.15%	3.59%
Two-Year U.S. Treasury Note Index***	3.80%	3.00%	4.39%
Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index****	4.12%	2.97%	4.69%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

19

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B or Class C Shares of a Fund.

	Enhanced				Ultra-Short Duration
	Income Fund				Government Fund

	Class A		Class B		Class A

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	1.5%	[1]	None		1.5% [1]
Maximum Deferred Sales Charge (Load)[2]	None		5.0%	[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[4]
Management Fees[5]	0.25%		0.25%		0.40%
Distribution and Service (12b-1) Fees	0.25%		1.00%		0.25%
Other Expenses[6]*	0.28%		0.28%		0.26%

Total Fund Operating Expenses*	0.78%		1.53%		0.91%

See page 22 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Enhanced		Ultra-Short Duration
	Income Fund		Government Fund

	Class A	Class B	Class A

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[4]
Management Fees[5]	0.20%	0.20%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%
Other Expenses[6]	0.17%	0.17%	0.21%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.62%	1.37%	0.86%

20

FUND FEES AND EXPENSES

	Short Duration Government Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	2.0%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	2.0%	[3]	1.0%	[8]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[4]
Management Fees[5]	0.50%		0.50%		0.50%
Distribution and Service (12b-1) Fees[7]	0.25%		1.00%		1.00%
Other Expenses[6]*	0.24%		0.24%		0.24%

Total Fund Operating Expenses*	0.99%		1.74%		1.74%

See page 22 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Short Duration Government Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[4]
Management Fees[5]	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees[7]	0.25%	0.85%	1.00%
Other Expenses[6]	0.16%	0.16%	0.16%

Total Fund Operating Expenses (after current expense limitations)	0.91%	1.51%	1.66%

21

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, which are described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. Except with respect to direct purchases of the Enhanced Income Fund and the Ultra-Short Duration Government Fund, a CDSC of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more ($500,000 in the case of the Short Duration Government Fund).
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B shares of the Enhanced Income Fund redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. With respect to the Short Duration Government Fund, a CDSC is imposed on shares redeemed within three years of purchase at a rate of 2.0% in the first year, declining to 1% in the third year, and eliminated thereafter.
[4]	Except for Class B Shares of the Enhanced Income Fund, the Funds’ annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006. Class B Shares of the Enhanced Income Fund are based on estimates for the current fiscal year.
[5]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentage of the average daily net assets of the Funds:

	Management Fee	Average Daily
	Annual Rate	Net Assets

Enhanced Income	0.25%	First $1 Billion
	0.23%	Next $1 Billion
	0.22%	Over $2 Billion
Ultra-Short Duration Government	0.40%	First $1 Billion
	0.36%	Next $1 Billion
	0.34%	Over $2 Billion
Short Duration Government	0.50%	First $1 Billion
	0.45%	Next $1 Billion
	0.43%	Over $2 Billion

The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Enhanced Income Fund equal to 0.05% of the Fund’s average daily net assets. As a result of fee waivers, the current management fees of the Enhanced Income is 0.20% the Fund’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[6]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.16% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Enhanced Income	0.014%
Ultra-Short Duration Government	0.054%
Short Duration Government	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.
[7]	Goldman Sachs has voluntarily agreed not to impose a portion of the distribution and service fees attributable to Class B Shares of the Short Duration Government Fund equal to 0.15%. The waiver may be modified or terminated at any time at the option of the distributor. If this occurs, the distribution and service fees attributable to Class B Shares of the Short Duration Government Fund will increase to 1.00% of the Fund’s average daily net assets.
[8]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

22

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Enhanced Income
Class A Shares	$228	$395	$577	$1,102
Class B Shares
– Assuming complete redemption at end of period	$656	$783	$1,034	$1,621
– Assuming no redemption	$156	$483	$834	$1,621

Ultra-Short Duration Government
Class A Shares	$241	$436	$646	$1,253

Short Duration Government
Class A Shares	$299	$509	$736	$1,389
Class B Shares
– Assuming complete redemption at end of period	$377	$648	$944	$1,853
– Assuming no redemption	$177	$548	$944	$1,853
Class C Shares
– Assuming complete redemption at end of period	$277	$548	$944	$2,052
– Assuming no redemption	$177	$548	$944	$2,052

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through an Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

23

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Enhanced Income Ultra-Short Duration Government Short Duration Government

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

24

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate
			For the Fiscal
	Management Fee	Average Daily	Year Ended
	Annual Rate*	Net Assets	October 31, 2006

GSAM:

Enhanced Income	0.25%	First $1 Billion	0.20%
	0.23%	Next $1 Billion
	0.22%	Over $2 Billion

Ultra-Short Duration	0.40%	First $1 Billion	0.40%
Government	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

Short Duration	0.50%	First $1 Billion	0.50%
Government	0.45%	Next $1 Billion
	0.43%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time and discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2006 is available in the Funds’ annual report dated October 31, 2006.

25

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

______________________________________________________________________________________________________________

U.S. Fixed Income-Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan Beinner Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

James B. Clark Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 1994 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Christopher Sullivan Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2001 2001 2001	Mr. Sullivan joined the Investment Adviser in 2001 as a portfolio manager and as Co-Head of the U.S. Fixed Income Team. Since 1997, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

26

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

James McCarthy Managing Director	Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 1995 1995	Mr. McCarthy joined the Investment Adviser in 1995 after working for Nomura Securities as a mortgage backed securities trader.

Thomas D. Teles Managing Director	Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 2000 2000	Mr. Teles joined the Investment Adviser in 2000. Prior to his current position, he worked for three years as a mortgage trader and in the research department for Goldman, Sachs & Co.

James Cielinski Managing Director	Senior Portfolio Manager— Enhanced Income	Since 2003	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

Mark Van Wyk Vice President	Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 1994 1994	Mr. Van Wyk joined the Investment Adviser in 1994 and specializes in U.S. government and financial derivatives. He worked with an options trading firm prior to joining the Investment Adviser.

Peter D. Dion Vice President	Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 1995 1995	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Jonathan Beinner serves as the Chief Investment Officer for the Global and U.S. Fixed Income Portfolio Management Team. Alongside Tom Kenny, he Co-Heads the Global and U.S. Fixed Income Team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

27

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the

28

SERVICE PROVIDERS

same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29,

29

2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, GSAMI, Goldman Sachs, the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

30

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

Enhanced Income	Daily	Monthly	Annually

Ultra-Short Duration Government	Daily	Monthly	Annually

Short Duration Government	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

31

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from the Trust.

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds—(Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.
—	For federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

32

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional*

Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	$250	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plans	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

The minimum investment requirement may be waived for certain mutual fund “wrap” programs at the discretion of the Trust’s officers. For these programs, no minimum amount is required for subsequent investments.

What Alternative Sales Arrangements Are Available?

Maximum Amount You Can Buy in the Aggregate Across Funds	Class A	No limit

	Class B*	$100,000**

	Class C*	$1,000,000 ($500,000 in the case of Short Duration Government Fund)**

Initial Sales Charge	Class A	Applies to purchases of less than $1 million ($500,000 in the case of Short Duration Government Fund)—varies by size of investment with a maximum of 4.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months (except for certain redemptions of Ultra-Short Duration Government Fund and Enhanced Income Fund Class A Shares that were purchased directly, as opposed to exchanges)

	Class B	6 year declining CDSC with a maximum of 5% (2% in the case of Short Duration Government Fund, which has a 3 year declining CDSC)

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares automatically convert to Class A Shares after 8 years (3 years in the case of the Short Duration Government Fund)

	Class C	None

*	The Enhanced Income Fund does not currently, but may in the future offer Class C Shares. Currently, Class B Shares of Enhanced Income Fund are only offered to shareholders of the

33

AXA Enterprise Short Duration Bond Fund as part of a reorganization of that Fund. The Ultra-Short Duration Government Fund does not currently, but may in the future, offer Class B and Class C Shares. Currently, Class B Shares of the Short Duration Government Fund may no longer be purchased. Current Class B shareholders of the Short Duration Government Fund may only continue to reinvest dividends and capital gains into their accounts. Exchanges into Class B Shares of the Short Duration Government Fund from other Goldman Sachs Funds are not permitted. Sales of Class B Shares of the Short Duration Government Fund may resume at a future date.
**	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in subsequent purchases if the current market value of the shares owned and/ or purchased equals to or exceeds $100,000 in the case of Class B Shares or $1,000,000 in the case of Class C Shares ($500,000 in the case of the Short Duration Government Fund).

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right

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SHAREHOLDER GUIDE

to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge). The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., CDSC’s). Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

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One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Bond Market Association (“BMA”) recommends that the bond markets remain open for all or part of the day.
■	When you buy shares, you pay the NAV (as adjusted for any applicable sales charge) next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable CDSC or redemption fee.
■	On any business day when the BMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

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SHAREHOLDER GUIDE

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share.

The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Short Duration Government Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $250,000	2.00%	2.04%	1.75%
$250,000 up to (but less than) $500,000	1.50	1.52	1.25
$500,000 or more	0.00 **	0.00 **	***

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The current sales charges and commissions paid to Authorized Dealers of Class A Shares of the Enhanced Income Fund and the Ultra-Short Duration Government Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $500,000	1.50%	1.52%	1.25%
$500,000 up to (but less than) $1 million	1.00	1.01	0.75
$1 million or more	0.00	0.00	0.00

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million ($500,000 in the case of the Short Duration Government Fund) or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds ($500,000 in the case of the Short Duration Government Fund) equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million ($500,000 in the case of the Short Duration Government Fund) or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the chart on the preceding page, and as discussed further below and in the section titled “How Can the Sales Charge on Class A Shares Be Reduced?,” you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your Authorized Dealer or financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase

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SHAREHOLDER GUIDE

order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;
(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another financial intermediary; and
(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ Transfer Agent is properly notified, under the “Right of Accumulation” described below, the “Amount of Purchase” in the chart on the preceding page will be deemed to include all Class A, Class B and/ or Class C Shares of the Goldman Sachs Funds that were acquired by purchase or exchange, and are held at the time of purchase by any of the following persons: (i) you, your spouse and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the Additional Statement. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

You should also note that if you provide the Transfer Agent a signed written Statement of Intention to invest (not counting reinvestments of dividends and distributions) in the aggregate, within a 13-month period, $250,000 or more in the case of the Short Duration Government Fund; and $500,000 or more in the case of the Enhanced Income Fund and the Ultra-Short Duration Government Fund, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the Additional Statement, information about sales charge discounts is available from your

39

Authorized Dealer or financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million ($500,000 in the case of the Short Duration Government Fund) or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or

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SHAREHOLDER GUIDE

■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $250,000 or more in the case of the Short Duration Government Fund; and $500,000 or more in the case of the Enhanced Income Fund and the Ultra-Short Duration Government Fund. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A,

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Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, and certain other organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this option is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $250,000 or more in the case of the Short Duration Government Fund; and $500,000 or more in the case of the Enhanced Income Fund and the Ultra-Short Duration Government Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds (other than the Ultra-Short Duration Government Fund) at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

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SHAREHOLDER GUIDE

The CDSC schedule is as follows:

	CDSC as a Percentage of Dollar
	Amount Subject to CDSC

	Enhanced	Short Duration
Year Since Purchase	Income Fund	Government Fund

First	5%	2%
Second	4%	1.5%
Third	3%	1%
Fourth	3%	None
Fifth	2%	None
Sixth	1%	None
Seventh and thereafter	None	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 2% in the case of the Short Duration Government Fund, and 4% in the case of the Enhanced Income Fund, of the amount invested is paid to Authorized Dealers.

As of the date of this Prospectus, Class B Shares of the Short Duration Government Fund may no longer be purchased. Current Class B shareholders of the Short Duration Government Fund may only continue to reinvest dividends and capital gains into their accounts. Exchanges into Class B Shares of the Short Duration Government Fund from other Goldman Sachs Funds are not permitted. Sales of Class B Shares of the Short Duration Government Fund may resume at a future date. Currently, Class B Shares of Enhanced Income Fund are only offered to shareholders of the AXA Enterprise Short Duration Bond Fund as part of a reorganization of that Fund.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years (three years in the case of the Short Duration Government Fund) after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

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The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Short Duration Government Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire or ACH Transfer:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue on the purchased shares on the business day after the purchase order is received. Failure to provide payment on settlement date may result in a delay in accrual.
■	If a purchase order is placed through an Authorized Dealer that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft:

■	If a purchase order in proper form specifies a settlement date and is received before the Fund closes, shares will be issued and dividends will begin to accrue on the business day after payment is received.
■	If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

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SHAREHOLDER GUIDE

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA in the same share class; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

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How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years (three years in the case of the Short Duration Government Fund) and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $100,000 in the aggregate normally applies to Class B Shares across all Goldman Sachs Funds.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 ($500,000 in the case of the Short Duration Government Fund) in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC or redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a Medallion signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery:
Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares daily
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

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When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you

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should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions (with your Medallion signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

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What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Shares of each Fund earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the required Fund minimum as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

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SHAREHOLDER GUIDE

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund

■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

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Can I Exchange My Investment From One Fund To Another?

You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class of another Goldman Sachs Fund. Redemptions of shares (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 calendar days or less. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery—
Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.

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SHAREHOLDER GUIDE

■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.

■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged. This requirement may be waived at the discretion of the Trust.

■	Exchanges are available only in states where exchanges may be legally made.

■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Normally, a telephone exchange will be made only to an identically registered account.

■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.

■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make systematic investments through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments.

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Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You cannot make cross-reinvestments or automatic exchanges into a Fund unless the Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	Checks are normally mailed the next business day after your selected systematic withdrawal date of either the 15th or 25th of the month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.

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■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communications, from a Fund to its shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments pursuant to Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do

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not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through Intermediaries. Please refer to

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the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares.* Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;

*	Currently, Goldman Sachs voluntarily limits such fees to 0.60% of the average daily net assets attributed to Class B Shares of the Short Duration Government Fund. Goldman Sachs may modify or discontinue such waivers in the future at its discretion.

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■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has

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been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain other Fixed Income Funds and the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. For more information about these Funds, obtain a prospectus from your service organization or from Goldman Sachs by calling the number on the back cover of this Prospectus.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, Employee Benefit Plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may

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monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will revert back to its prior level after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.)

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

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Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Enhanced Income Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Enhanced Income Fund may deduct these taxes in computing its taxable income.

You will be mailed annual tax information with respect to your investment in each Fund in January of the following year.

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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TAXATION

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2008, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designation. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed

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APPENDIX A

without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated A or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “high grade.” A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example plus or minus) within a designated major rating category (for example, AA or Aa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and foreign currency transactions involve additional risk of loss. A Fund may enter into a derivative investment for hedging purposes, for example, in an effort to preserve a return or spread, protect against currency fluctuations, protect against adverse price movements, manage portfolio duration or manage a Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty

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to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events.

In addition, each Fund may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of the Fund, including the management of the Fund’s interest rate, currency, duration and credit exposures. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. In general, certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

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APPENDIX A

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Risks of Sovereign Debt. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

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Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

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APPENDIX A

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions,

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savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/ commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may

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APPENDIX A

be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the

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states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a

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APPENDIX A

relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Certain Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes,

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debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign

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APPENDIX A

governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by

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domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.

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APPENDIX A

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its

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term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability

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APPENDIX A

to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser, its affiliates or the Fund’s custodian may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or non-fundamental investment policies described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution

79

with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund (excluding the Enhanced Income Fund) subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

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APPENDIX A

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held

81

in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request). Prior to the date of this prospectus, no Class B Shares of the Enhanced Income Fund were offered and therefore no financial highlights information is presented.

ENHANCED INCOME FUND

	Enhanced Income Fund—Class A Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.68	$9.78	$9.99	$10.13	$10.26

Income (loss) from investment operations

Net investment income[a]	0.37	0.28	0.25	0.33	0.38

Net realized and unrealized gain (loss)	0.04	(0.10)	(0.19)	(0.15)	(0.13)

Total from investment operations	0.41	0.18	0.06	0.18	0.25

Distributions to shareholders

From net investment income	(0.36)	(0.28)	(0.27)	(0.32)	(0.38)

Net asset value, end of year	$9.73	$9.68	$9.78	$9.99	$10.13

Total return[b]	4.26%	1.88%	0.63%	1.77%	2.48%

Net assets at end of period (in 000s)	$36,333	$65,645	$150,537	$378,378	$810,768

Ratio of net expenses to average net assets	0.62%	0.64%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets	3.77%	2.94%	2.61%	3.28%	3.70%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.78%	0.79%	0.73%	0.71%	0.72%

Ratio of net investment income to average net assets	3.61%	2.80%	2.53%	3.22%	3.63%

Portfolio turnover rate	67%	49%	51%	41%	65%

See page 88 for all footnotes.

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ULTRA-SHORT DURATION GOVERNMENT FUND

	Ultra-Short Duration Government Fund—Class A Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.27	$9.33	$9.47	$9.66	$9.79

Income (loss) from investment operations

Net investment income[a]	0.32	0.20	0.19	0.24	0.31 [d]

Net realized and unrealized gain (loss)	0.05	(0.01)	(0.04)	(0.11)	(0.06)[d]

Total from investment operations	0.37	0.19	0.15	0.13	0.25

Distributions to shareholders

From net investment income	(0.37)	(0.25)	(0.29)	(0.32)	(0.38)

Net asset value, end of year	$9.27	$9.27	$9.33	$9.47	$9.66

Total return[b]	4.20%	1.98%	1.61%	1.40%	2.57%

Net assets at end of year (in 000s)	$122,379	$190,210	$373,650	$768,910	$1,000,977

Ratio of net expenses to average net assets	0.86%	0.89%	0.88%	0.86%	0.88%

Ratio of net investment income to average net assets	3.46%	2.20%	2.12%	2.55%	3.21%[d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.91%	0.89%	0.88%	0.86%	0.88%

Ratio of net investment income to average net assets	3.41%	2.20%	2.12%	2.55%	3.21%[d]

Portfolio turnover rate[c]	57%	71%	103%	102%	144%

See page 88 for all footnotes.

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APPENDIX B

SHORT DURATION GOVERNMENT FUND

	Short Duration Government Fund—Class A Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.65	$9.86	$9.99	$10.12	$10.04

Income (loss) from investment operations

Net investment income[a]	0.33	0.24	0.24	0.35	0.37 [d]

Net realized and unrealized gain (loss)	0.03	(0.19)	(0.06)	(0.14)	0.14 [d]

Total from investment operations	0.36	0.05	0.18	0.21	0.51

Distributions to shareholders

From net investment income	(0.34)	(0.26)	(0.30)	(0.34)	(0.43)

From paid-in capital	—	—	(0.01)	—

Total distributions	(0.34)	(0.26)	(0.31)	(0.34)	(0.43)

Net asset value, end of year	$9.67	$9.65	$9.86	$9.99	$10.12

Total return[b]	3.84%	0.50%	1.81%	2.11%	5.26%

Net assets at end of year (in 000s)	$323,915	$327,365	$321,863	$317,379	$246,763

Ratio of net expenses to average net assets	0.91%	0.93%	0.94%	0.95%	0.94%

Ratio of net investment income to average net assets	3.35%	2.50%	2.41%	3.46%	3.69%[d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.99%	0.99%	1.00%	1.01%	1.04%

Ratio of net investment income to average net assets	3.27%	2.44%	2.35%	3.40%	3.59%[d]

Portfolio turnover rate[c]	100%	98%	249%	184%	194%

See page 88 for all footnotes.

85

	Short Duration Government Fund—Class B Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.62	$9.83	$9.95	$10.09	$10.01

Income (loss) from investment operations

Net investment income[a]	0.26	0.19	0.19	0.29	0.31	[d]

Net realized and unrealized gain (loss)	0.05	(0.20)	(0.06)	(0.15)	0.14	[d]

Total from investment operations	0.31	(0.01)	0.13	0.14	0.45

Distributions to shareholders

From net investment income	(0.29)	(0.20)	(0.24)	(0.28)	(0.37)

From paid-in capital	—	—	(0.01)	—	—

Total distributions	(0.29)	(0.20)	(0.25)	(0.28)	(0.37)

Net asset value, end of year	$9.64	$9.62	$9.83	$9.95	$10.09

Total return[b]	3.24%	(0.10)	1.31%	1.41%	4.65%

Net assets at end of year (in 000s)	$14,433	$23,602	$38,526	$50,580	$49,874

Ratio of net expenses to average net assets	1.51%	1.54%	1.54%	1.55%	1.54%

Ratio of net investment income to average net assets	2.73%	1.95%	1.85%	2.87%	3.09	% [d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.74%	1.74%	1.75%	1.76%	1.79%

Ratio of net investment income to average net assets	2.50%	1.75%	1.64%	2.66%	2.84	% [d]

Portfolio turnover rate[c]	100%	98%	249%	184%	194%

See page 88 for all footnotes.

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APPENDIX B

	Short Duration Government Fund—Class C Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.59	$9.81	$9.93	$10.07	$9.99

Income (loss) from investment operations

Net investment income[a]	0.26	0.17	0.17	0.27	0.28	[d]

Net realized and unrealized gain (loss)	0.03	(0.20)	(0.06)	(0.14)	0.16	[d]

Total from investment operations	0.29	(0.03)	0.11	0.13	0.44

Distributions to shareholders

From net investment income	(0.27)	(0.19)	(0.22)	(0.27)	(0.36)

From paid-in capital	—	—	(0.01)	—	—

Total distributions	(0.27)	(0.19)	(0.23)	(0.27)	(0.36)

Net asset value, end of year	$9.61	$9.59	$9.81	$9.93	$10.07

Total return[b]	3.09%	(0.35)%	1.16%	1.26%	4.50%

Net assets at end of year (in 000s)	$41,691	$57,078	$90,317	$130,087	$95,458

Ratio of net expenses to average net assets	1.66%	1.69%	1.69%	1.70%	1.69%

Ratio of net investment income to average net assets	2.59%	1.80%	1.71%	2.71%	2.84	% [d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.74%	1.74%	1.75%	1.76%	1.79%

Ratio of net investment income to average net assets	2.51%	1.75%	1.65%	2.65%	2.74	% [d]

Portfolio turnover rate[c]	100%	98%	249%	184%	194%

See page 88 for all footnotes.

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APPENDIX B
Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account, if applicable. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
c	Includes the effect of mortgage dollar roll transactions.
d	As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effects of these changes for the year ended October 31, 2002 were as follows:

			Decrease the Ratio of Net
			Investment Incomes to
	Decrease Net	Increase Net Realized	Average Net Assets With
	Investment	and Unrealized Gains	and Without Expense
Fund	Income Per Share	and Losses Per Share	Reductions

Ultra-Short Duration Government	$0.05	$0.05	0.48%
Short Duration Government	$0.06	$0.06	0.63%

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Index

1 General Investment Management Approach

6 Fund Investment Objectives and Strategies
6	Goldman Sachs Enhanced Income Fund
7	Goldman Sachs Ultra-Short Duration Government Fund
8	Goldman Sachs Short Duration Government Fund

9 Other Investment Practices and Securities

11 Principal Risks of the Funds

15 Fund Performance

20 Fund Fees and Expenses

24 Service Providers

31 Dividends

32 Shareholder Guide
32	How to Buy Shares
47	How to Sell Shares

61 Taxation

64 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

83 Appendix B Financial Highlights

Fixed Income Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, P.O. Box 06050 Chicago, Illinois 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

539185
FISDPROABC

Prospectus

Service Shares

February 28, 2007

 GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

■ Goldman Sachs Ultra-Short Duration Government Fund ■ Goldman Sachs Short Duration Government Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”), serves as investment adviser to the Ultra-Short Duration Government and Short Duration Government Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Funds Described In This Prospectus Are Not Money Market Funds. Investors In The Funds Should Understand That The Net Asset Value (“NAV”) Of The Funds Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

GSAM’s Fixed Income investment process seeks to maximize risk-adjusted total returns by utilizing a diverse set of investment strategies. The process revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Within the parameters of the risk budget, our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The “Top-down Strategy Teams” are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, “Bottom-up Strategy Teams,” comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

1

3. Implementing portfolios—The Strategy Teams trade the securities within their area of expertise, while the Portfolio Team oversees the portfolio construction process. In this way, a Fund benefits from the “Best Ideas” generated by the Strategy Teams and trades remain consistent with risk and return objectives.

4. Monitoring strategies—The Portfolio Team is responsible for monitoring the Funds to ensure the most optimal mix of strategies. In addition, the Top-down and Bottom-up Strategy Teams review the strategies within their areas of specialization.

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target durations in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The Investment Adviser may use derivative instruments, among other things, to manage the durations of Funds’ investment portfolios in accordance with their respective target durations. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of a Fund. The Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in

3

bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or a group of securities) if the security defaults. A Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

4

Fund Investment Objectives and Strategies

Goldman Sachs Ultra-Short Duration Government Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities; non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase, or if unrated, determined by the Investment Adviser to be of comparable quality

Benchmarks:	Six-Month U.S. Treasury Bill Index One-Year U.S. Treasury Note Index

Symbol:	GSASX

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), and in repurchase agreements collateralized by U.S. Government Securities.** The remainder of the Fund’s Net Assets (up to 20%) may be invested in other non-government securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Six- Month U.S. Treasury Bill Index/ One Year U.S. Treasury Note Index has been approximately 0.75 years.

**	To the extent required by Securities and Exchange Commission (‘’SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

5

Goldman Sachs Short Duration Government Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Two-Year U.S. Treasury Note Index plus or minus 0.5 years

Expected Approximate Interest Rate Sensitivity:	2-year U.S. Treasury note

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities

Benchmark:	Two-Year U.S. Treasury Note Index

Symbols:	GSDSX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities.** Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Two U.S. Treasury Note Index has been approximately 1.75 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

Other Investment Practices
and Securities

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“Additional Statement”).

7

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
	Ultra-Short	Short
• No specific percentage limitation	Duration	Duration
on usage; limited only by the	Government	Government
objectives and strategies of the Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3
Credit, Interest Rate and Total Return Swaps*	•	•
Financial Futures Contracts	•	•
Interest Rate Floors, Caps and Collars	•	•
Mortgage Dollar Rolls	•	•
Mortgage Swaps*	•	•
Options (including Options on Futures)	•	•
Repurchase Agreements	•	•
Securities Lending	33 1/3	33 1/3
When-Issued Securities and Forward Commitments	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation	Ultra-Short	Short
on usage; limited only by the	Duration	Duration
objectives and strategies of the Fund	Government	Government
— Not permitted**	Fund	Fund

Investment Securities

Asset-Backed Securities	•	• [1]

Bank Obligations	•	—

Corporate Debt Obligations and Trust Preferred Securities	•	—

Floating and Variable Rate Obligations	•	•

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	•	•

Collateralized Mortgage Obligations	•	•

Fixed Rate Mortgage Loans	•	•

Government Issued Mortgage-Backed Securities	•	•

Multiple Class Mortgage-Backed Securities	•	•

Privately Issued Mortgage-Backed Securities	•	—

Stripped Mortgage-Backed Securities	•	•

Structured Securities*	•	•

Taxable Municipal Securities	•	—

Tax-Free Municipal Securities	•	—

Temporary Investments	•	•

U.S. Government Securities	•	80+

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.
[1]	The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Ultra-Short	Short
	Duration	Duration
	Government	Government
• Applicable	Fund	Fund

NAV	•	•

Interest Rate	•	•

Credit/Default	•	•

Call	•	•

Extension	•	•

Derivatives	•	•

U.S. Government Securities	•	•

Market	•	•

Management	•	•

Liquidity	•	•

10

PRINCIPAL RISKS OF THE FUNDS

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings), or the counterparty in a derivative instrument, may default on its obligation to pay interest and repay principal.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund. See “General Investment Management Approach” above.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes

11

may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on Fund distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

13

Ultra-Short Duration Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 +2.27% Worst Quarter* Q2 ’03 0.00%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Service Shares (Inception 3/27/97)
Returns Before Taxes	4.41%	2.37%	3.82%
Returns After Taxes on Distributions**	2.93%	1.17%	2.17%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.85%	1.31%	2.25%
Six-Month U.S. Treasury Bill Index***	4.81%	2.52%	3.96%
One-Year U.S. Treasury Note Index***	4.32%	2.43%	4.11%
Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index****	4.18%	2.80%	4.63%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

14

FUND PERFORMANCE

Short Duration Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 +3.65% Worst Quarter* Q2 ’04 -1.22%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 4/10/96)
Returns Before Taxes	3.85%	2.80%	4.43%	4.60%
Returns After Taxes on Distributions**	2.56%	1.61%	2.66%	2.79%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.49%	1.69%	2.68%	2.80%
Two-Year U.S. Treasury Note Index***	3.80%	3.00%	4.51%	4.66%
Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index****	4.12%	2.97%	4.79%	4.93%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

15

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	Ultra-Short Duration	Short Duration
	Government	Government
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.40%	0.50%
Other Expenses	0.64%	0.62%
Service Fees[3]	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%
All Other Expenses[4]*	0.14%	0.12%

Total Fund Operating Expenses*	1.04%	1.12%

See page 17 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Funds are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Ultra-Short Duration	Short Duration
	Government	Government
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.40%	0.50%
Other Expenses	0.59%	0.54%
Service Fees[3]	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%
All Other Expenses[4]	0.09%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.99%	1.04%

16

FUND FEES AND EXPENSES

[1]	The Ultra-Short Duration Government and Short Duration Government Funds’ annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
[2]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentage of the average daily net assets of the Funds:

	Management Fee	Average Daily
	Annual Rate	Net Assets

Ultra-Short Duration Government	0.40%	First $	1 Billion
	0.36%	Next $	1 Billion
	0.34%	Over $	2 Billion
Short Duration Government	0.50%	First $	1 Billion
	0.45%	Next $	1 Billion
	0.43%	Over $	2 Billion

[3]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

All
Other
Fund	Expenses

Ultra-Short Duration Government	0.054%
Short Duration Government	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

17

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Ultra-Short Duration Government	$106	$331	$574	$1,271

Short Duration Government	$114	$356	$617	$1,363

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

18

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Ultra-Short Duration Government Short Duration Government

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co., (“Goldman Sachs”). As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

19

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate for the
	Management Fee	Average Daily	Fiscal Year Ended
	Annual Rate*	Net Assets	October 31, 2006

GSAM:

Ultra-Short	0.40%	First $1 Billion	0.40%
Duration	0.36%	Next $1 Billion
Government	0.34%	Over $2 Billion

Short Duration	0.50%	First $1 Billion	0.50%
Government	0.45%	Next $1 Billion
	0.43%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time and discontinue or modify any such voluntary limitations in the future at its discretion.

20

SERVICE PROVIDERS

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds is available in the Funds’ annual report dated October 31, 2006.

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

______________________________________________________________________________________________________________

U.S. Fixed Income-Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan Beinner Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

James B. Clark Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Ultra-Short Duration Government Short Duration Government	Since 1994 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

21

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Christopher Sullivan Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Ultra-Short Duration Government Short Duration Government	Since 2001 2001	Mr. Sullivan joined the Investment Adviser in 2001 as a portfolio manager and as Co-Head of the U.S. Fixed Income Team. Since 1997, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

James McCarthy Managing Director	Portfolio Manager— Ultra-Short Duration Government Short Duration Government	Since 1995 1995	Mr. McCarthy joined the Investment Adviser in 1995 after working for Nomura Securities as a mortgage backed securities trader.

Thomas D. Teles Managing Director	Portfolio Manager— Ultra-Short Duration Government Short Duration Government	Since 2000 2000	Mr. Teles joined the Investment Adviser in 2000. Prior to his current position, he worked for three years as a mortgage trader and in the research department for Goldman, Sachs & Co.

Mark Van Wyk Vice President	Portfolio Manager— Ultra-Short Duration Government Short Duration Government	Since 1994 1994	Mr. Van Wyk joined the Investment Adviser in 1994 and specializes in U.S. government and financial derivatives. He worked with an options trading firm prior to joining the Investment Adviser.

Peter D. Dion Vice President	Portfolio Manager— Ultra-Short Duration Government Short Duration Government	Since 1995 1995	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Jonathan Beinner serves as the Chief Investment Officer for the Global and U.S. Fixed Income Portfolio Management Team. Alongside Tom Kenny, he Co-Heads the Global and U.S. Fixed Income Team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

22

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at

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the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29,

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SERVICE PROVIDERS

2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, GSAMI, Goldman Sachs, the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act and, the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty and, (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

Ultra-Short Duration Government	Daily	Monthly	Annually

Short Duration Government	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), P.O. Box 06050, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

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Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.
■	Service Organizations and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments to Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate

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SHAREHOLDER GUIDE

Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

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What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay when you buy Service Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock

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Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of income declared as a dividend (except in the case of the Global Income Fund). Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Bond Market Association (“BMA”) recommends that the bond market remain open for all or part of the day.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.
■	On any business day when the BMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend re-investments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets does not open for business the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

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SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire:

■	If a purchase order in proper form specifies a settlement date and is received before the Fund closes, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire is received by Northern. Failure to provide payment on settlement date may result in a delay in accrual.
■	If a purchase order is placed through a Service Organization that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will begin to accrue two days after receipt of check or payment.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form subject to any applicable redemption fee. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

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A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the current records of the Transfer Agents must be in writing and signed by an authorized person designated in the current records of the Transfer Agent. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

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SHAREHOLDER GUIDE

■	For the 30-day period following a change of address, telephone redemption will generally be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). For direct accounts to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the recordholder’s current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person (a Medallion signature guarantee may be required) to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

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By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Service Shares of each Fund earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event a Service Organization’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g. dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemptions of shares (including by

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SHAREHOLDER GUIDE

exchange) of certain Goldman Sachs Funds offered in other prospectuses may however be subject to a redemption fee for shares that are held for either 30 or 60 calendar days or less. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions for Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in the Funds must satisfy the minimum initial investment requirement of that Fund. Exchange into a money market Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged. This requirement may be waived at the discretion of the Trust.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

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For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communication from a Fund to the shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials, and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

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SHAREHOLDER GUIDE

To deter excessive shareholder trading certain Fixed Income Funds and the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. For more information about these Funds, obtain a prospectus from your Service Organization or from Goldman Sachs by calling the number on the back cover of this Prospectus.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will revert back to its prior level after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.)

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

You will be mailed annual tax information with respect to your investment in each Fund in January of the following year.

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2008, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designation. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed

42

APPENDIX A

without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated AAA or Aaa or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “highest grade.” A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example plus or minus) within a designated major rating category (for example, AAA or Aaa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and foreign currency transactions involve additional risk of loss. A Fund may enter into a derivative investment for hedging purposes, for example, in an effort to preserve a return or spread against currency fluctuations, protect against adverse price movements, manage portfolio duration or manage a Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform

43

its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events.

In addition, each Fund may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of the Funds including the management of the Fund’s interest rate, currency, duration and credit exposures. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible

44

APPENDIX A

for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

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Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Each Fund may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/ commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan,

46

APPENDIX A

pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other

47

Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

48

APPENDIX A

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

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Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Certain Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Corporate Debt Obligations and Trust Preferred Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Bank Obligations. Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but

50

APPENDIX A

different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

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Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. Each Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the

52

APPENDIX A

Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject

53

to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are

54

APPENDIX A

purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser, its affiliates or the Fund’s custodian may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or non-fundamental investment policies described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the

55

amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt

56

APPENDIX A

of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

57

The use of interest rate, mortgage, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

58

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request).

ULTRA-SHORT DURATION GOVERNMENT FUND

	Ultra-Short Duration Government Fund—Service Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.31	$9.37	$9.50	$9.69	$9.82

Income (loss) from investment operations

Net investment income[a]	0.31	0.19	0.18	0.23	0.31	[d]

Net realized and unrealized gain (loss)	0.05	(0.01)	(0.03)	(0.11)	(0.07	) [d]

Total from investment operations	0.36	0.18	0.15	0.12	0.24

Distributions to shareholders

From net investment income	(0.36)	(0.24)	(0.28)	(0.31)	(0.37)

Net asset value, end of year	$9.31	$9.31	$9.37	$9.50	$9.69

Total return[b]	3.93%	1.97%	1.61%	1.29%	2.46%

Net assets at end of year (in 000s)	$17,478	$42,642	$53,241	$67,480	$35,883

Ratio of net expenses to average net assets	0.99%	0.99%	0.98%	0.96%	0.98%

Ratio of net investment income to average net assets	3.32%	2.06%	1.95%	2.43%	3.20	% [d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.04%	1.00%	0.98%	0.96%	0.98%

Ratio of net investment income to average net assets	3.27%	2.05%	1.95%	2.43%	3.20	% [d]

Portfolio turnover rate[c]	57%	71%	103%	102%	144%

See page 61 for all footnotes.

59

SHORT DURATION GOVERNMENT FUND

	Short Duration Government Fund—Service Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.61	$9.82	$9.95	$10.09	$10.01

Income (loss) from investment operations

Net investment income[a]	0.32	0.23	0.22	0.34	0.37	[d]

Net realized and unrealized gain (loss)	0.03	(0.19)	(0.05)	(0.15)	0.13	[d]

Total from investment operations	0.35	0.04	0.17	0.19	0.50

Distributions to shareholders

From net investment income	(0.33)	(0.25)	(0.29)	(0.33)	(0.42)

From paid-in capital	—	—	(0.01)	—	—

Total distributions	(0.33)	(0.25)	(0.30)	(0.33)	(0.42)

Net asset value, end of year	$9.63	$9.61	$9.82	$9.95	$10.09

Total return[b]	3.72%	0.39%	1.72%	1.92%	5.17%

Net assets at end of year (in 000s)	$12,177	$13,009	$11,047	$6,156	$11,471

Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.05%	1.04%

Ratio of net investment income to average net assets	3.22%	2.38%	2.22%	3.36%	3.70	% [d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.12%	1.10%	1.10%	1.11%	1.14%

Ratio of net investment income to average net assets	3.14%	2.32%	2.16%	3.30%	3.60	% [d]

Portfolio turnover rate[c]	100%	98%	249%	184%	194%

See page 61 for all footnotes.

60

APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
c	Includes the effect of mortgage dollar roll transactions.
d	As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effects of these changes for the year ended October 31, 2002 were as follows:

			Decrease the ratio of net
			investment income to
	Decrease net	Increase net realized	average net assets with
	investment	and unrealized gains	and without expense
Fund	income per share	and losses per share	reductions

Ultra-Short Duration Government	$0.05	$0.05	0.48%
Short Duration Government	$0.06	$0.06	0.63%

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies
5	Goldman Sachs Ultra-Short Duration Government Fund
6	Goldman Sachs Short Duration Government Fund

7 Other Investment Practices and Securities

10 Principal Risks of the Funds

13 Fund Performance

16 Fund Fees and Expenses

19 Service Providers

26 Dividends

27 Shareholder Guide
27	How to Buy Shares
33	How to Sell Shares

40 Taxation

42 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

59 Appendix B Financial Highlights

Fixed Income Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

FISDPROSVC

Prospectus

Institutional Shares

February 28, 2007

 GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

■ Goldman Sachs Enhanced Income Fund ■ Goldman Sachs Ultra-Short Duration Government Fund ■ Goldman Sachs Short Duration Government Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”), serves as investment adviser to the Enhanced Income, Ultra-Short Duration Government and Short Duration Government Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Funds Described In This Prospectus, Are Not Money Market Funds. Investors In The Funds Should Understand That The Net Asset Value (“NAV”) Of The Funds Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

GSAM’s Fixed Income investment process seeks to maximize risk-adjusted total returns by utilizing a diverse set of investment strategies. The process revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Within the parameters of the risk budget, our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The “Top-down Strategy Teams” are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite

1

decision-making and execution. Concurrently, “Bottom-up Strategy Teams,” comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Implementing portfolios—The Strategy Teams trade the securities within their area of expertise, while the Portfolio Team oversees the portfolio construction process. In this way, a Fund benefits from the “Best Ideas” generated by the Strategy Teams and trades remain consistent with risk and return objectives.

4. Monitoring strategies—The Portfolio Team is responsible for monitoring the Funds to ensure the most optimal mix of strategies. In addition, the Top-down and Bottom-up Strategy Teams review the strategies within their areas of specialization.

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The Investment Adviser may use derivative instruments, among other things, to manage the durations of Funds’ investment portfolios in accordance with their respective target durations. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of a Fund. The Funds’ investments in

3

derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

4

GENERAL INVESTMENT MANAGEMENT APPROACH

As discussed below, the Funds may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. A Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

5

Fund Investment Objectives and Strategies

Goldman Sachs Enhanced Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	Minimum = A by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality Weighted Average = AA or better

Benchmarks:	Six-Month U.S. Treasury Bill Index One-Year U.S. Treasury Note Index

Symbol:	GEIIX

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, primarily in a portfolio of fixed-income securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate notes and commercial paper and fixed and floating rate asset-backed securities. Except for asset-backed securities and Treasury Securities deliverable into futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the Statement of Additional Information (the “Additional Statement”). With respect to asset-backed securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. The Fund may invest across a broad range of high-grade fixed-income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Six- Month U.S. Treasury Bill Index/One Year U.S. Treasury Note Index has been approximately 0.75 years.

6

Goldman Sachs Ultra-Short Duration Government Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities; non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase, or if unrated, determined by the Investment Adviser to be of comparable quality

Benchmarks:	Six-Month U.S. Treasury Bill Index One-Year U.S. Treasury Note Index

Symbol:	GSARX

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in U.S. Government Securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), and in repurchase agreements collateralized by U.S. Government Securities**. The remainder of the Fund’s Net Assets (up to 20%) may be invested in other non-government securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Six- Month U.S. Treasury Bill Index/One Year U.S. Treasury Note Index has been approximately 0.75 years.

**	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs Short Duration Government Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Two-Year U.S. Treasury Note Index plus or minus 0.5 years

Expected Approximate Interest Rate Sensitivity:	2-year U.S. Treasury note

Credit Quality:	U.S. Government Securities and repurchase agreements collateralized by such securities

Benchmark:	Two-Year U.S. Treasury Note Index

Symbol:	GSTGX

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities**. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Two- Year U.S. Treasury Note Index has been approximately 1.75 years.

**	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

Other Investment Practices
and Securities

The tables below and the table on the following page identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the table show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Fund’s Additional Statement.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation		Ultra-Short	Short
on usage; limited only by the	Enhanced	Duration	Duration
objectives and strategies of the Fund	Income	Government	Government
— Not permitted***	Fund	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3
Credit, Interest Rate and Total Return Swaps*	•	•	•
Financial Futures Contracts	•	•	•
Interest Rate Floors, Caps and Collars	•	•	•
Mortgage Dollar Rolls	—	•	•
Mortgage Swaps*	—	•	•
Options (including Options on Futures)	•	•	•
Repurchase Agreements	•**	•	•
Securities Lending	33 1/3	33 1/3	33 1/3
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	The Enhanced Income Fund may enter into repurchase agreements collateralized by securities issued by foreign governments.
***	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.

9

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation		Ultra-Short	Short
on usage; limited only by the	Enhanced	Duration	Duration
objectives and strategies of the Fund	Income	Government	Government
— Not permitted**	Fund	Fund	Fund

Investment Securities

Asset-Backed Securities	•	•	• [1]
Bank Obligations	•	•	—
Convertible Securities	•	—	—
Corporate Debt Obligations and Trust Preferred Securities	•	•	—
Floating and Variable Rate Obligations	•	•	•
Foreign Securities[2]	•	—	—

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	—	•	•
Collateralized Mortgage Obligations	—	•	•
Fixed Rate Mortgage Loans	—	•	•
Government Issued Mortgage-Backed Securities	—	•	•
Multiple Class Mortgage-Backed Securities	—	•	•
Privately Issued Mortgage-Backed Securities	—	•	—
Stripped Mortgage-Backed Securities	—	•	•
Preferred Stock	•	—	—
Structured Securities*	•	•	•
Taxable Municipal Securities	—	•	—
Tax-Free Municipal Securities	—	•	—
Temporary Investments	•	•	•
U.S. Government Securities	•	•	80+

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
[1]	The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.
[2]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another. Non-dollar securities are not permitted for the Enhanced Income Fund.
**	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.

10

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

		Ultra-Short	Short
	Enhanced	Duration	Duration
• Applicable	Income	Government	Government
— Not applicable*	Fund	Fund	Fund

NAV	•	•	•
Interest Rate	•	•	•
Credit/Default	•	•	•
Call	•	•	•
Extension	•	•	•
Derivatives	•	•	•
U.S. Government Securities	•	•	•
Market	•	•	•
Management	•	•	•
Liquidity	•	•	•
Sovereign
Political	•	—	—
Economic	•	—	—
Repayment	•	—	—
Foreign	•	—	—

*	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

11

All Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of a Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings), or the counterparty in a derivative instrument, may default on its obligation to pay interest and repay principal.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund. See “General Investment Management Approach” above.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be

12

PRINCIPAL RISKS OF THE FUNDS

overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.

Specific Funds:

■	Sovereign Risk—The Enhanced Income Fund will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as

13

a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Foreign Risk—The Enhanced Income Fund will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

14

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year for up to the last ten years (with respect to the bar charts); and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

15

Enhanced Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 +2.23% Worst Quarter* Q2 ’04 -0.13%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/2/00)
Returns Before Taxes	4.81%	2.64%	3.71%
Returns After Taxes on Distributions**	3.25%	1.31%	2.16%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.11%	1.46%	2.23%
Six-Month U.S. Treasury Bill Index***	4.81%	2.52%	3.21%
One-Year U.S. Treasury Note Index***	4.32%	2.43%	3.38%
Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index****	4.18%	2.80%	4.05%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

16

FUND PERFORMANCE

Ultra-Short Duration Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 +2.29% Worst Quarter* Q2 ’04 +0.06%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Institutional Shares (Inception 7/17/91)
Returns Before Taxes	4.84%	2.82%	4.34%	4.70%
Returns After Taxes on Distributions**	3.16%	1.43%	2.48%	2.74%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.12%	1.58%	2.56%	2.81%
Six-Month U.S. Treasury Bill Index***	4.81%	2.52%	4.00%	4.31%
One-Year U.S. Treasury Note Index***	4.32%	2.43%	4.12%	4.57%
Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index****	4.18%	2.80%	4.60%	5.10%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

17

Short Duration Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 +3.77% Worst Quarter* Q2 ’04 -1.10%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception

Institutional Shares (Inception 8/15/88)
Returns Before Taxes	4.26%	3.31%	4.95%	5.97%
Returns After Taxes on Distributions**	2.79%	1.94%	2.98%	3.22%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.75%	2.01%	3.00%	3.33%
Two-Year U.S. Treasury Note Index***	3.80%	3.00%	4.51%	5.74%
Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index****	4.12%	2.97%	4.79%	5.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

18

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

		Ultra-Short	Short
	Enhanced	Duration	Duration
	Income	Government	Government
	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.25%	0.40%	0.50%
Account Service Fees	None	None	None
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[3]*	0.16%	0.14%	0.12%

Total Fund Operating Expenses*	0.41%	0.54%	0.62%

See page 20 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Funds are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

		Ultra-Short	Short
	Enhanced	Duration	Duration
	Income	Government	Government
	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.20%	0.40%	0.50%
Account Service Fees	None	None	None
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[3]	0.05%	0.09%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.25%	0.49%	0.54%

19

Fund Fees and Expenses continued

[1]	The Enhanced Income, Ultra-Short Duration Government and Short Duration Government Funds’ annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
[2]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentage of the average daily net assets of the Funds:

	Management Fee	Average Daily
	Annual Rate	Net Assets

Enhanced Income	0.25%	First $	1 Billion
	0.23%	Next $	1 Billion
	0.22%	Over $	2 Billion
Ultra-Short Duration Government	0.40%	First $	1 Billion
	0.36%	Next $	1 Billion
	0.34%	Over $	2 Billion
Short Duration Government	0.50%	First $	1 Billion
	0.45%	Next $	1 Billion
	0.43%	Over $	2 Billion

The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Enhanced Income Fund equal to 0.05% of such Fund’s average daily net assets. As a result of fee waivers, the current management fee of the Enhanced Income Fund is 0.20% of such Fund’s average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.
[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of each Fund (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Enhanced Income	0.014%
Ultra-Short Duration Government	0.054%
Short Duration Government	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

20

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Enhanced Income	$42	$132	$230	$518

Ultra-Short Duration Government	$55	$173	$302	$677

Short Duration Government	$63	$199	$346	$774

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

21

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Enhanced Income Ultra-Short Duration Government Short Duration Government

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

22

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate
			For the Fiscal
	Management Fee	Average Daily	Year Ended
	Annual Rate*	Net Assets	October 31, 2006

GSAM:

Enhanced Income	0.25%	First $1 Billion	0.20%
	0.23%	Next $1 Billion
	0.22%	Over $2 Billion

Ultra-Short Duration	0.40%	First $1 Billion	0.40%
Government	0.36%	Next $1 Billion
	0.34%	Over $2 Billion

Short Duration	0.50%	First $1 Billion	0.50%
Government	0.45%	Next $1 Billion
	0.43%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time and discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2006 is available in the Funds’ annual report dated October 31, 2006.

23

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

______________________________________________________________________________________________________________

U.S. Fixed Income-Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan Beinner Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager—Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager—Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

James B. Clark Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 1994 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Christopher Sullivan Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2001 2001 2001	Mr. Sullivan joined the Investment Adviser in 2001 as a portfolio manager and as Co-Head of the U.S. Fixed Income Team. Since 1997, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

24

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

James McCarthy Managing Director	Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 1995 1995	Mr. McCarthy joined the Investment Adviser in 1995 after working for Nomura Securities as a mortgage backed securities trader.

Thomas D. Teles Managing Director	Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 2000 2000	Mr. Teles joined the Investment Adviser in 2000. Prior to his current position, he worked for three years as a mortgage trader and in the research department for Goldman, Sachs & Co.

James Cielinski Managing Director	Senior Portfolio Manager— Enhanced Income	Since 2003	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

Mark Van Wyk Vice President	Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 1994 1994	Mr. Van Wyk joined the Investment Adviser in 1994 and specializes in U.S. government and financial derivatives. He worked with an options trading firm prior to joining the Investment Adviser.

Peter D. Dion Vice President	Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 1995 1995	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Jonathan Beinner serves as the Chief Investment Officer for the Global and U.S. Fixed Income Portfolio Management Team. Alongside Tom Kenny, he Co-Heads the Global and U.S. Fixed Income Team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

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DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at

26

SERVICE PROVIDERS

the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York.

27

On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, GSAMI, Goldman Sachs, the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

Enhanced Income	Daily	Monthly	Annually

Ultra-Short Duration Government	Daily	Monthly	Annually

Short Duration Government	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

29

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance (less any applicable redemption fee in the case of redemption orders).
■	Authorized institutions or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

30

SHAREHOLDER GUIDE

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust. These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your authorized dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses

31

(which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other
    depository institutions investing
    for their own account or on behalf
    of clients
■  Section 401(k), profit sharing,
    money purchase pension, tax-
    sheltered annuity, defined benefit
    pension or other employee benefit
    plans that are sponsored by one
    or more employers (including
    governmental or church
    employers) or employee
    organizations
■  State, county, city or any
    instrumentality, department,
    authority or agency thereof
■  Corporations with at least $100
    million in assets or in outstanding
    publicly traded securities
■  “Wrap” account sponsors
    (provided they have an agreement
    covering the arrangement with
    GSAM)
■  Registered investment advisers
    investing for accounts for which
    they receive asset-based fees
■  Qualified non-profit organizations,
charitable trusts, foundations and endowments	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates

■ Individual investors ■ Accounts over which GSAM or its advisory affiliates have investment discretion	$10,000,000

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware acts in a fiduciary capacity (i.e., as agent or trustee);

32

SHAREHOLDER GUIDE

certain mutual fund “wrap” programs; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment requirements.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

33

How Are Shares Priced?
The price you pay when you buy Institutional Shares is the Fund’s next determined NAV for a share class. The price you receive when you sell Institutional Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

34

SHAREHOLDER GUIDE

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Bond Market Association (“BMA”) recommends that the bond market remain open for all or part of the day.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.
■	On any business day when the BMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend re-investments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets does not open for

35

business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire:

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received, or (ii) the day that the federal funds wire is received by Northern. Failure to provide payment on settlement date may result in a delay in accrual.
■	If a purchase order is placed through an Institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft

■	If a purchase order in proper form is received before the Fund closes, shares will be issued and dividends will generally begin to accrue two days after receipt of check or payment.

36

SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form subject to any applicable redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ A Medallion signature guarantee may be required (see details below)
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Fund as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or

37

■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person designated in the current records of the Transfer Agent with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). For direct accounts to receive the redemption by check during this time period, the redemption request must be in the form of a written, letter (a Medallion signature guarantee may be required).
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.

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SHAREHOLDER GUIDE

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank in the current records of the Transfer Agent, you must send written instructions (with your Medallion signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

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The Trust reserves the right to:

■	Redeem your shares in the event an Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your Account to another Institution with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from that redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of certain Goldman Sachs offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 calendar days or less. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

40

SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in the Funds must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.
■	Normally, a telephone exchanges will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments in Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and a monthly statement. If your account is held in a “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

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In addition, institutions and financial intermediaries will be responsible for providing any communications from a Fund to its shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the certain other Fixed Income Funds and the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. For more information about these Funds, obtain a prospectus from your Service Organization or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will revert back to its prior level after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.)

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Enhanced Income, Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing their taxable income.

You will be mailed annual tax information with respect to your investment in each Fund in January of the following year.

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before November 1, 2008, short-term capital gains and qualified interest income. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designation. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed

47

without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated A or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “high grade.” A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example plus or minus) within a designated major rating category (for example, AA or Aa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Risks of Derivative Investments. A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and foreign currency transactions involve additional risk of loss. A Fund may enter into a derivative investment for hedging purposes, for example, in an effort to preserve a return or spread, protect against currency fluctuations, protect against adverse price movements, manage portfolio duration or manage a Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty

48

APPENDIX A

to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events.

In addition, each Fund may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of the Fund, including the management of the Fund’s interest rate, currency, duration and credit exposures. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. In general, certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to

49

shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Risks of Sovereign Debt. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden

50

APPENDIX A

to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment

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objective and policies. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in

52

APPENDIX A

custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/ commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

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To the extent a Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments

54

APPENDIX A

(including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

55

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Certain Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

56

APPENDIX A

Brady Bonds and Similar Instruments. Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline

57

as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the

58

APPENDIX A

index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

59

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price

60

APPENDIX A

within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily

61

net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser, its affiliates or the Fund’s custodian may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or non-fundamental

62

APPENDIX A

investment policies described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund (excluding the Enhanced Income Fund) subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund

63

(from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the

64

APPENDIX A

credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap, in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. Each Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include, in certain circumstances, a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Preferred Stock. Certain Funds may invest in preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request).

ENHANCED INCOME FUND

	Enhanced Income Fund—Institutional Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.67	$9.77	$9.98	$10.12	$10.26

Income (loss) from investment operations

Net investment income[a]	0.40	0.32	0.30	0.37	0.42

Net realized and unrealized gain (loss)	0.04	(0.10)	(0.20)	(0.15)	(0.14)

Total from investment operations	0.44	0.22	0.10	0.22	0.28

Distributions to shareholders

From net investment income	(0.39)	(0.32)	(0.31)	(0.36)	(0.42)

Net asset value, end of year	9.72	$9.67	$9.77	$9.98	$10.12

Total return[b]	4.66%	2.28%	1.04%	2.18%	2.79%

Net assets at end of year (in 000s)	$173,430	$301,362	$492,276	$1,106,956	$2,071,378

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	4.15%	3.34%	3.02%	3.65%	4.17%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.41%	0.40%	0.33%	0.31%	0.32%

Ratio of net investment income to average net assets	3.99%	3.19%	2.94%	3.59%	4.10%

Portfolio turnover rate	67%	49%	51%	41%	65%

See page 69 for all footnotes.

66

APPENDIX B

ULTRA-SHORT DURATION GOVERNMENT FUND

	Ultra-Short Duration Government Fund—Institutional Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.28	$9.34	$9.48	$9.68	$9.81

Income (loss) from investment operations

Net investment income[a]	0.35	$0.23	$0.23	0.28	0.35 [e]

Net realized and unrealized gain (loss)	0.05	— [f]	(0.04)	(0.12)	(0.06)[e]

Total from investment operations	0.40	0.23	0.19	0.16	0.29

Distributions to shareholders

From net investment income	(0.41)	(0.29)	(0.33)	(0.36)	(0.42)

Net asset value, end of year	$9.27	$9.28	$9.34	$9.48	$9.68

Total return[b]	4.36%	2.49%	2.02%	1.69%	2.98%

Net assets at end of year (in 000s)	$317,956	$584,628	$1,158,844	$1,967,845	$2,646,847

Ratio of net expenses to average net assets	0.49%	0.49%	0.48%	0.46%	0.48%

Ratio of net investment income to average net assets	3.83%	2.59%	2.49%	2.95%	3.65%[e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.54%	0.50%	0.48%	0.46%	0.48%

Ratio of net investment income to average net assets	3.78%	2.58%	2.49%	2.95%	3.65%[e]

Portfolio turnover rate[d]	57%	71%	103%	102%	144%

See page 69 for all footnotes.

67

SHORT DURATION GOVERNMENT FUND

	Short Duration Government Fund—Institutional Shares

	Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.63	$9.84	$9.96	$10.10	$10.02

Income (loss) from investment operations

Net investment income[a]	0.37	0.29	0.28	0.39	0.42 [e]

Net realized and unrealized gain (loss)	0.02	(0.20)	(0.05)	(0.15)	0.13 [e]

Total from investment operations	0.39	0.09	0.23	0.24	0.55

Distributions to shareholders

From net investment income	(0.38)	(0.30)	(0.33)	(0.38)	(0.47)

From paid-in capital	—	—	(0.02)	—	—

Total distributions	(0.38)	(0.30)	(0.35)	(0.38)	(0.47)

Net asset value, end of year	$9.64	$9.63	$9.84	$9.96	$10.10

Total return[b]	4.13%	0.89%	2.33%	2.43%	5.69%

Net assets at end of year (in 000s)	$468,033	$517,492	$382,008	$415,210	$280,452

Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.55%	0.54%

Ratio of net investment income to average net assets	3.72%	2.87%	2.79%	3.86%	4.20%[e]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.62%	0.60%	0.60%	0.61%	0.64%

Ratio of net investment income to average net assets	3.64%	2.81%	2.73%	3.80%	4.10%[e]

Portfolio turnover rate[d]	100%	98%	249%	184%	194%

See page 69 for all footnotes.

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Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account, if applicable. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
c	Annualized.
d	Includes the effect of mortgage dollar roll transactions.
e	As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effects of these changes for the year ended October 31, 2002 were as follows:

			Decrease the Ratio of Net
			Investment Income to
	Decrease Net	Increase Net Realized	Average Net Assets With
	Investment	and Unrealized Gains	and Without Expense
Fund	Income Per Share	and Losses Per Share	Reductions

Ultra-Short Duration Government	$0.05	$0.05	0.48%
Short Duration Government	$0.06	$0.06	0.63%

f	Amount is less than $0.005 per share.

69

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Index

1 General Investment Management Approach

6 Fund Investment Objectives and Strategies
6	Goldman Sachs Enhanced Income Fund
7	Goldman Sachs Ultra-Short Duration Government Fund
8	Goldman Sachs Short Duration Government Fund

9 Other Investment Practices and Securities

11 Principal Risks of the Funds

15 Fund Performance

19 Fund Fees and Expenses

22 Service Providers

29 Dividends

30 Shareholder Guide
30	How to Buy Shares
37	How to Sell Shares

44 Taxation

47 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

66 Appendix B Financial Highlights

Fixed Income Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

FISDPROINS

Prospectus

Administration Shares

February 28, 2007

 GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUND

■ Goldman Sachs Enhanced Income Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Goldman Sachs Enhanced Income Fund (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Enhanced Income Fund Is Not A Money Market Fund. Investors In This Fund Should Understand That The Net Asset Value (“NAV”) Of The Fund Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse— with myriad countries, currencies, sectors, issuers and securities. We believe inefficiencies in these complex markets cause bond prices to diverge from their fair value for periods of time. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple investment strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach

GSAM’s Fixed Income investment process seeks to maximize risk-adjusted total returns by utilizing a diverse set of investment strategies. The process revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of the Fund. They set the strategic direction of the Fund by establishing a “risk budget.” Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Within the parameters of the risk budget, our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The “Top-down Strategy Teams” are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite

1

decision-making and execution. Concurrently, “Bottom-up Strategy Teams,” comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Implementing portfolios—The Strategy Teams trade the securities within their area of expertise, while the Portfolio Team oversees the portfolio construction process. In this way, the Fund benefits from the “Best Ideas” generated by the Strategy Teams and trades remain consistent with risk and return objectives.

4. Monitoring strategies—The Portfolio Team is responsible for monitoring the Funds to ensure the most optimal mix of strategies. In addition, the Top-down and Bottom-up Strategy Teams review the strategies within their areas of specialization.

The Investment Adviser generally de-emphasizes interest rate exposure as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

The Fund described in this Prospectus has a target duration. The Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, the Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Fund’s target duration in accordance with its benchmarks. The Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The Investment Adviser may use derivative instruments, among other things, to manage the durations of the Fund’s investment portfolio in accordance with its target duration. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten

3

and lengthen the duration of the Fund. The Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.

The Fund also has credit rating requirements for the securities it buys. The Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Fund if determined by the Investment Adviser to be of comparable quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, A). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.

4

GENERAL INVESTMENT MANAGEMENT APPROACH

As discussed below, the Fund may invest in credit default swaps, which are derivative investments. When a Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. A Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

References in this Prospectus to the Fund’s benchmarks are for informational purposes only, and unless otherwise noted are not necessarily an indication of how the Fund is managed.

5

Fund Investment Objective and Strategies

Goldman Sachs Enhanced Income Fund

FUND FACTS

Duration* (under normal interest rate conditions):	Target = Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index

Expected Approximate Interest Rate Sensitivity:	9-month U.S. Treasury bill

Credit Quality:	Minimum = A by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality Weighted Average = AA or better

Benchmarks:	Six-Month U.S. Treasury Bill Index One-Year U.S. Treasury Note Index

Symbol:	GEADX

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, primarily in a portfolio of fixed-income securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate notes and commercial paper and fixed and floating rate asset-backed securities. Except for asset-backed securities and Treasury Securities deliverable into futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the Statement of Additional Information (the “Additional Statement”). With respect to asset-backed securities, the Fund will not invest in asset-backed

*	The Fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Six-Month U.S. Treasury Bill Index/One Year U.S. Treasury Note Index has been approximately 0.75 years.

6

FUND INVESTMENT OBJECTIVE AND STRATEGIES

securities with a weighted average life of more than five years. The Fund may invest across a broad range of high-grade fixed-income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities.

7

Other Investment Practices
and Securities

The tables on the following page identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual and semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website selected holdings information monthly subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Additional Statement.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Enhanced
• No specific percentage limitation on usage; limited	Income
only by the objectives and strategies of the Fund	Fund

Investment Practices

Borrowings	33 1/3

Credit, Interest Rate and Total Return Swaps*	•

Financial Futures Contracts	•

Interest Rate Floors, Caps and Collars	•

Options (including Options on Futures)	•

Repurchase Agreements**	•

Securities Lending	33 1/3

When-Issued Securities and Forward Commitments	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)	Enhanced
• No specific percentage limitation on usage; limited	Income
only by the objectives and strategies of the Fund	Fund

Investment Securities

Asset-Backed Securities	•

Bank Obligations	•

Convertible Securities	•

Corporate Debt Obligations and Trust Preferred Securities	•

Floating and Variable Rate Obligations	•

Preferred Stock	•

Foreign Securities***	•

Structured Securities*	•

Temporary Investments	•

U.S. Government Securities	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	The Fund may enter into repurchase agreements collateralized by securities issued by foreign governments.
***	Non-dollar securities not permitted.

9

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Enhanced
Income
• Applicable	Fund

NAV	•

Interest Rate	•

Credit/ Default	•

Call	•

Extension	•

Derivatives	•

U.S. Government Securities	•

Market	•

Management	•

Liquidity	•

Sovereign

Political	•

Economic	•

Repayment	•

Foreign	•

10

PRINCIPAL RISKS OF THE FUND

The Fund:

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by the Fund or the counterparty in a derivative instrument may default on its obligation to pay interest and repay principal.
■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.
■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative investments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. See “General Investment Management Approach” above.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors, governments, and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be

11

overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) may invest a percentage of their assets in the Fund and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in the Fund may further increase liquidity risk and may impact the Fund’s NAV.
■	Sovereign Risk—The risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Foreign Risk—The Fund will be subject to risks of loss with respect to its foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Administration Shares from year to year; and (b) how the average annual total returns of the Fund’s Administration Shares compare to those of a broad-based securities market index. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Administration Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on the Fund’s Administration Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Administration Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on the Fund’s Administration Shares and taxes applicable when the investment is redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

13

Enhanced Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 +2.27% Worst Quarter* Q2 ’04 -0.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2006	1 Year	5 Years	Since Inception

Administration Shares (Inception 8/2/00)
Returns Before Taxes	4.55%	2.36%	3.45%
Returns After Taxes on Distributions**	3.09%	1.13%	1.99%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.94%	1.28%	2.06%
Six-Month U.S. Treasury Bill Index***	4.81%	2.52%	3.21%
One-Year U.S. Treasury Note Index***	4.32%	2.43%	3.38%
Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index****	4.18%	2.80%	4.05%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes.
****	The Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

14

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold Administration Shares of the Fund.

Enhanced
Income
Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.25%
Other Expenses	0.41%
Administration Fees[3]	0.25%
All Other Expenses*[4]	0.16%

Total Fund Operating Expenses*	0.66%

See page 16 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Enhanced
Income
Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.20%
Other Expenses	0.30%
Administration Fees[3]	0.25%
All Other Expenses[4]	0.05%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.50%

15

Fund Fees and Expenses continued

[1]	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
[2]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentage of the average daily net assets of the Fund:

	Management Fee	Average Daily
	Annual Rate	Net Assets

Enhanced Income	0.25%	First $	1 Billion
	0.23%	Next $	1 Billion
	0.22%	Over $	2 Billion

The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Enhanced Income Fund equal to 0.05% of such Fund’s average daily net assets. As a result of fee waivers, the current management fees of the Fund is 0.20% of such Fund’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees to their customers who are beneficial owners of Administration Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund’s Administration Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of the Fund (excluding management fees, transfer agency fees and expenses, administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentage of the Fund’s average daily net assets:

Other
Fund	Expenses

Enhanced Income	0.014%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

16

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Administration Shares of the Fund for the time periods indicated and then redeem all of your Administration shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Enhanced Income	$67	$211	$368	$822

Service Organizations that invest in Administration Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Administration Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

17

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Enhanced Income

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable

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SERVICE PROVIDERS

monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

			Actual Rate
			for the Fiscal
			Year Ended
	Management Fee	Average Daily	October 31,
	Annual Rate	Net Assets	2006

Enhanced Income	0.25%	First $1 Billion	0.20%
	0.23%	Next $1 Billion
	0.22%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time and discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2006 is available in the Fund’s annual report dated October 31, 2006.

FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $184 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients

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U.S. Fixed Income-Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan Beinner Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

Tom Kenny Managing Director and Co-Head U.S. and Global Fixed Income Teams	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of the U.S. and Global Fixed Income Teams in 2002.

James B. Clark Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Enhanced Income	Since 2000	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Christopher Sullivan Managing Director, Co-Head U.S. Fixed Income Team	Senior Portfolio Manager— Enhanced Income	Since 2001	Mr. Sullivan joined the Investment Adviser in 2001 as a portfolio manager and as Co-Head of the U.S. Fixed Income Team. Since 1997, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

James McCarthy Managing Director	Portfolio Manager— Enhanced Income	Since 2000	Mr. McCarthy joined the Investment Adviser in 1995 after working at Nomura Securities as a mortgage backed securities trader.

Thomas D. Teles Managing Director	Portfolio Manager— Enhanced Income	Since 2000	Mr. Teles joined the Investment Adviser in 2000. Prior to his current position, he worked for three years as a mortgage trader and in the research department for Goldman, Sachs & Co.

James Cielinski Managing Director	Senior Portfolio Manager— Enhanced Income	Since 2003	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

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SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Mark Van Wyk Vice President	Portfolio Manager— Enhanced Income	Since 2000	Mr. Van Wyk joined the Investment Adviser in 1994 and specializes in U.S. government and financial derivatives. He worked with an options trading firm prior to joining the Investment Adviser.

Peter D. Dion Vice President	Portfolio Manager— Enhanced Income	Since 2000	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Jonathan Beinner serves as the Chief Investment Officer for the Global and U.S. Fixed Income Portfolio Management Team. Alongside Tom Kenny, he Co-Heads the Global and U.S. Fixed Income Team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

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ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Fund. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities.

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SERVICE PROVIDERS

Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund may retain an affiliate of the Investment Adviser to serve as a securities lending agent to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, the Goldman Sachs Fund included in this prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs, the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

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The second amended consolidated complaint, which is brought on all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”), and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges the GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

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Dividends

The Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment		Capital Gains
	Income Dividends		Distributions

Fund	Declared	Paid	Declared and Paid

Enhanced Income	Daily	Monthly	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase of shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Administration Shares.

HOW TO BUY SHARES

How Can I Purchase Administration Shares Of The Fund?
Generally, Administration Shares may be purchased only through institutions that have agreed to provide account administration services to their customers who are the beneficial owners of Administration Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Fund on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Administration Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Administration Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers

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SHAREHOLDER GUIDE

In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments to Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund or other Goldman Sachs Funds. The payments are in addition to the fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Fund or other

27

Goldman Sachs Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund or other Goldman Sachs Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Administration Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Fund?
The Fund does not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Administration Shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of the Fund.
■	Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

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SHAREHOLDER GUIDE

Generally, the Fund will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Fund.

The Fund may allow Service Organizations to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Fund. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Fund. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy Administration Shares is the Fund’s next determined NAV for a share class. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

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In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of income declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Bond Market Association (“BMA”) recommends that the bond market remain open for all or part of the day.
■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.
■	On any business day when the BMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same business day

30

SHAREHOLDER GUIDE

credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend re-investments), redemption and exchange transactions that were processed at an NAV other than the Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire:

■	If a purchase order in proper form specifies a settlement date and is received before the Fund closes, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire is received by Northern. Failure to provide payment on settlement date may result in a delay in accrual.

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■	If a purchase order is placed through a Service Organization that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.

■	Shares Purchased by Check or Federal Reserve Draft:

■	If a purchase order in proper form specifies a settlement date and is received before the Fund closes, shares will be issued and dividends will begin to accrue two days after receipt of check or payment.

HOW TO SELL SHARES

How Can I Sell Administration Shares Of The Fund?
Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Fund. Generally, the Fund will redeem its Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606–6306

By Telephone:	■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

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SHAREHOLDER GUIDE

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person designated in the current records of the Transfer Agent. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). For direct accounts to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Fund will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the recordholder’s current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or

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suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person (a Medallion signature guarantee may be required) to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Administration Shares of the Fund earn dividends declared on the day the shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

34

SHAREHOLDER GUIDE

The Trust reserves the right to:

■	Redeem your shares in the event a Service Organization’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g. dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to closed accounts. No interest will accrue on amounts represented by uncashed distributions or redemption checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Administration Shares of the Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 calendar days or less. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

35

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in the Funds must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.
■	Normally, a telephone exchanges normally will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments in Administration Shares?
Service Organizations will receive from the Fund annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communications from the Fund to shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

36

SHAREHOLDER GUIDE

RESTRICTIONS ON EXCESSIVE TRADING

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interest of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain other Fixed Income Funds and the International Equity Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. For more information about these Funds, obtain a prospectus from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s

37

account with the Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of investors whose purchase and redemption orders are aggregated are not known by the Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes (except for dividends attributable to interest on certain U.S. Government Securities). This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. A sunset provision provides that the 15% long-term capital gain rate will revert back to its prior level after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.)

The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

39

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

You will be mailed annual tax information with respect to your investment in the Fund in January of the following year.

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions non-U.S. investors of long-term capital gains and, for distributions before November 1, 2008, short-term capital gains and qualified interest income. Although this designation will be made for short-term capital gain distributions, the Funds do not anticipate making any qualified interest income designation. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although some asset-backed securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in asset-backed securities. For example, car owners have the option to prepay their car loans. Therefore, the duration of a security backed by auto loans can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new auto loans fall sufficiently below the interest rates on existing outstanding auto loans, the rate of prepayment would be expected to increase. Conversely, if auto loan interest rates rise above the interest rates on existing outstanding auto loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rate.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective and

41

all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated A or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “high grade.” A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example plus or minus) within a designated major rating category (for example, AA or Aa).If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of the Fund and its shareholders.

Risks of Derivative Investments. The Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars and structured securities involve additional risk of loss. The Fund may enter into a derivative investment for hedging purposes, for example, in an effort to preserve a return or spread, protect against adverse price movements, manage portfolio duration or manage the Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of derivative investments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative investments, the failure of the counterparty to perform its contractual obligations or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the

42

APPENDIX A

risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or credit events.

In addition, the Fund may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return) in connection with the management of the Fund’s duration, interest rate and credit exposure. Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with domestic investments. Foreign investments may be affected by changes in foreign or U.S. laws or restrictions applicable to such investments.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

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Concentration of the Fund’s assets in one or a few countries will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Risks of Sovereign Debt. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities

44

APPENDIX A

■	Repurchase agreements collateralized by U.S. Government Securities

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or

45

trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. The Fund may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specific period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Fund may also invest in other short-term obligations payable in U.S. Dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates

46

APPENDIX A

decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater

47

degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a

48

APPENDIX A

specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of

49

the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial

50

APPENDIX A

institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser, its affiliates or the Fund’s custodian may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or non-fundamental investment policies described elsewhere in this Prospectus regarding investments in particular types of fixed-income and other securities.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities, or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets. The Fund may not

51

make additional investments if borrowings exceed 5% of its total assets. Borrowings involve leverage. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as

52

APPENDIX A

selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values or interest rates or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Other Investment Companies. The Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Preferred Stock. The Fund may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

53

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

ENHANCED INCOME FUND

	Enhanced Income Fund—Administration Shares

	For the Years Ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.67	$9.78	$9.99	$10.13	$10.27

Income (loss) from investment operations

Net investment income[a]	0.38	0.30	0.27	0.33	0.40

Net realized and unrealized gain (loss)	0.03	(0.12)	(0.19)	(0.14)	(0.14)

Total from investment operations	0.41	0.18	0.08	0.19	0.26

Distributions to shareholders

From net investment income	(0.37)	(0.29)	(0.29)	(0.33)	(0.40)

Net asset value, end of year	$9.71	$9.67	$9.78	$9.99	$10.13

Total return[b]	4.29%	1.92%	0.79%	1.93%	2.53%

Net assets at end of year (in 000s)	$1,703	$2,568	$38,881	$50,463	$18,965

Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%

Ratio of net investment income to average net assets	3.91%	3.09%	2.75%	3.34%	3.91%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.66%	0.65%	0.58%	0.56%	0.57%

Ratio of net investment income to average net assets	3.75%	2.94%	2.67%	3.28%	3.84%

Portfolio turnover rate	67%	49%	51%	41%	65%

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

54

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Index

1 General Investment Management Approach

6 Fund Investment Objective and Strategies
6	Goldman Sachs Enhanced Income Fund

8 Other Investment Practices and Securities

10 Principal Risks of the Fund

13 Fund Performance

15 Fund Fees and Expenses

18 Service Providers

25 Dividends

26 Shareholder Guide
26	How to Buy Shares
32	How to Sell Shares

39 Taxation

41 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

54 Appendix B Financial Highlights

Fixed Income Fund Prospectus (Administration Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Fund’s website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

FISDPROADM

Prospectus

Class A and C Shares

February 28, 2007

 GOLDMAN SACHS STRUCTURED FLEX FUNDS

■ Goldman Sachs Structured U.S. Equity Flex Fund ■ Goldman Sachs Structured International Equity Flex Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured U.S. Equity Flex Fund and the Structured International Equity Flex Fund. GSAM is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:
GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

GOLDMAN SACHS STRUCTURED FLEX FUNDS BUILDING BLOCKS

Step 1: Stock Selection
The Investment Adviser attempts to forecast expected returns on stocks for approximately 10,000 issuers globally on a daily basis using proprietary CORESM (“Computer-Optimized, Research-Enhanced”) models developed by the Global Quantitative Equity (“GQE”) team. These quantitative models are based on six investment themes—Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The model prefers stocks that trade at attractive prices relative to measures of intrinsic value, stocks of companies with above-average profit margins and sustainable earnings, and stocks of companies with investing and financing policies that enhance shareholder value. The model also prefers stocks with good momentum, and stocks about which fundamental research analysts are becoming more positive.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible, by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. A computer optimizer evaluates many different security combinations (considering

1

many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Fund’s benchmark.

In addition, the Funds are able to take short positions, which offers more opportunities to outperform. By taking short positions, the Investment Adviser is able to better reflect both its negative and positive views on individual stocks, and to seek higher outperformance. Short positions can also hedge risk in certain portfolio holdings, allowing larger overweight positions.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Funds.

The Goldman Sachs Structured U.S. Equity Flex Fund and the Goldman Sachs Structured International Equity Flex Fund are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio. Because the Funds have the flexibility to both buy securities long and sell securities short, they are called “Flex Funds.” The Funds’ returns will fluctuate, and are expected to be different than those of their performance benchmarks.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

PORTFOLIO WEIGHTINGS, SHORT SELLING AND SWAP TRANSACTIONS

The Goldman Sachs Structured U.S. Equity Flex Fund will seek to outperform its benchmark index, the S&P 500® Index, by overweighting issuers that the Investment Adviser believes are more likely to outperform the index while underweighting issuers the Investment Adviser believes will underperform the index. The Goldman Sachs Structured International Equity Flex Fund will seek to outperform its benchmark index, the MSCI® Europe, Australasia, Far East (“EAFE®”) Index, by overweighting issuers that the Investment Adviser believes are more likely to outperform the index while underweighting issuers the

2

GENERAL INVESTMENT MANAGEMENT APPROACH

Investment Adviser believes will underperform the index. To better express the Investment Adviser’s negative views, the Funds may also take short positions in equity securities, either directly or via derivatives.

One way a Fund may take a short position is by selling a security short. When a Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, a Fund must acquire the same security in the market and return it to the lender. If a Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When a Fund makes a short sale, a Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When a Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way a Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, a Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.

The Investment Adviser expects that it will usually maintain an approximate net 100% long exposure to the equity market. However, the long and short positions held by a Fund will vary in size as market opportunities change. Each Fund’s long positions and their equivalents may range between 90% and 150% of the value of a Fund’s net assets. Each Fund’s short positions may range between 0% and 50% of the value of a Fund’s net assets.

Short sales and equity swaps involve forms of leveraging, and the Funds may present more risk than other funds that do not engage in short selling or swap transactions. For example, a Fund’s long positions could decline in value at the same time that the value of the Fund’s short positions increases, thereby increasing the potential for loss. In addition, the investment of cash proceeds from a short sale in equity securities or other investments may increase further the volatility of each Fund’s net asset value (“NAV”) and investment performance, and may result in greater potential investment losses. Similarly, the prices of equity swaps can be very volatile and result in losses for the Funds. For additional information, see “Principal Risks of the Funds” beginning at page 10.

3

Fund Investment Objectives and Strategies

Goldman Sachs Structured U.S. Equity Flex Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	Class A: GFEAX; Class C: GFECX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments representing all major sectors of the U.S. economy. Because the Investment Adviser has both positive and negative views on stocks, the Fund may establish short positions.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.*

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, profitability, earnings, quality and momentum, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500® Index is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. In addition, the Fund seeks a

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before a change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

4

FUND INVESTMENT OBJECTIVE AND STRATEGIES

portfolio composed of companies with attractive valuations and stronger momentum characteristics than the S&P 500® Index. The Fund is not required to limit its investments to securities in the S&P 500® Index. For more information about the Fund’s purchases of equity investments, see “General Portfolio Risks” in “Appendix A— Additional Information on Portfolio Risks, Securities and Techniques.”

The Fund may sell securities short, and may engage in swap transactions to establish both long and short positions. For information about short sales of securities and swap transactions by the Fund, please see “General Investment Management Approach—Portfolio Weightings, Short Selling and Swap Transactions” above and “Principal Risks of the Funds” below.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

5

Goldman Sachs Structured International Equity Flex Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged and net of dividend withholding taxes)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative, applied to international large-cap stocks

Symbols:	Class A: GAFLX; Class C: GCFLX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Because the Investment Adviser has both positive and negative views on stocks, the Fund may establish short positions.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries.

The Fund seeks broad representation of issuers across major countries and sectors of the international economy. The Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, profitability, earnings quality and momentum, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before a change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVE AND STRATEGIES

and industry characteristics similar to the EAFE® Index. The EAFE® Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index. The Fund is not required to limit investments to securities within the EAFE® Index. For more information about the Fund’s purchases of equity investments, see “General Portfolio Risks” in “Appendix A—Additional Information on Portfolio Risk, Securities and Techniques.”

The Fund may sell securities short, and may engage in swap transactions to establish both long and short positions. For information about short sales of securities and swap transactions by the Fund, please see “General Investment Management Approach— Portfolio Weightings, Short Selling and Swap Transactions” above and “Principal Risks of the Funds” below.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

7

Other Investment Practices
and Securities

The table below and the table on the following page identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen-calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top-ten holdings subject to a ten-calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes)
(roman type)
• No specific percentage limitation	Structured	Structured
on usage; limited only by the	U.S.	International
objectives and strategies of the Funds	Equity	Equity
— Not permitted	Flex	Flex
	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3

Cross Hedging of Currencies	•	•

Currency Swaps*	—	•

Custodial Receipts and Trust Certificates	•	•

Equity Swaps*	•	•

Foreign Currency Transactions**	•	•

Futures Contracts and Options on Futures Contracts	•[1]	•

Investment Company Securities (including exchange traded funds)	10	10

Repurchase Agreements	•	•

Short Sales	50	50

Unseasoned Companies	•	•

Warrants and Stock Purchase Rights	•	•

When-Issued Securities and Forward Commitments	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund invests in foreign securities.
[1]	The Structured U.S. Equity Flex Fund may enter into futures transactions only with respect to the S&P 500® Index.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of Total Assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes)
(roman type)
• No specific percentage limitation	Structured	Structured
on usage; limited only by the	U.S.	International
objectives and strategies of the Funds	Equity	Equity
— Not permitted	Flex	Flex
	Fund	Fund

Investment Securities

American, European and Global Depositary Receipts	•[2]	•

Bank Obligations[3]	•	•

Corporate Debt Obligations[3]	•	•

Equity Investments	80+	80+

Fixed-Income Securities[3,4]	20	20

Foreign Securities	•[5]	•

Foreign Government Securities	—	•[3]

Real Estate Investment Trusts	•	•

Structured Securities*	•	•

Temporary Investments	35	35

U.S. Government Securities[3]	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
[2]	The Structured U.S. Equity Flex Fund may not invest in European Depositary Receipts.
[3]	Limited by the amount the Funds invests in fixed-income securities and limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.
[4]	Fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[5]	Equity securities of foreign issuers must be traded in the United States.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insur-ance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Structured	Structured
• Applicable	U.S.	International
— Not applicable	Equity Flex Fund	Equity Flex Fund

Short Selling	•	•

Swaps	•	•

Credit/ Default	•	•

Foreign	—	•

Stock	•	•

Derivatives	•	•

Management	•	•

Market	•	•

Liquidity	•	•

Investment Style	•	•

Geographic	—	•

All Funds:

Short Selling Risk:
Short selling involves leverage of a Fund’s assets and presents various risks. In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a broker or other institution. A Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that a Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, a Fund is then obligated to “cover” the short sale by purchasing and returning the security to the lender on a later date. A Fund cannot guarantee that the security necessary to cover a short position will be available for purchase at the time a Fund wishes to close a short position or, if available, that the security will be available at an acceptable price. If the borrowed security has appreciated in value, a Fund will be required to pay more for the replacement security than the amount it received for selling the security short. Moreover, purchasing a

10

PRINCIPAL RISKS OF THE FUNDS

security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, a Fund may realize a gain. A Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

While a Fund has an open short position, it is subject to the risk that the security’s lender will terminate the loan at a time when a Fund is unable to borrow the same security from another lender. If this happens, a Fund may be required to buy the replacement shares immediately at the security’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, a Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, a Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits a Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Due to local restrictions, the Structured International Equity Flex Fund may not be able to engage in short sales in certain foreign countries where it maintains long positions. These restrictions may limit the Fund’s ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goal.

Swaps Risk:

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in equity swaps may be significant.

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These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in equity securities and short sales.

Transactions in equity swaps can involve greater risks than if a Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under an equity swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of equity swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of equity swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As investment companies registered with the SEC, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e. a Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the swaps.

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PRINCIPAL RISKS OF THE FUNDS

Other Risks:

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase a Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results. For example, if a Fund’s long and short positions do not perform as anticipated by the Investment Adviser, a Fund’s potential losses could exceed those of other funds that hold only long stock positions.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

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Specific Funds:

■	Foreign Risk—The Structured International Equity Flex Fund is subject to the risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctuations.
■	Geographic Risk—Concentration of the investments of the Structured International Equity Flex Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

14

Fund Performance

HOW THE FUNDS HAVE PERFORMED

No performance for the Funds is provided because the Funds have less than one calendar year’s performance.

15

Fund Fees and Expenses (Class A and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A or Class C Shares of a Fund.

	Structured
	U.S. Equity
	Flex Fund

	Class A		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0% [3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees	None		None
Exchange Fees	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[4]

Management Fees[5]	1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%

Other Expenses:	1.15%		1.15%
Dividend Expenses on Short Sales	0.32%		0.32%
All Other Expenses[6]*	0.83%		0.83%

Total Fund Operating Expenses*	2.40%		3.15%

See page 18 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Structured
	U.S. Equity
	Flex Fund

	Class A	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[4]
Management Fees[5]	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%

Other Expenses:	0.57%	0.57%
Dividend Expenses on Short Sales	0.32%	0.32%
All Other Expenses[6]	0.25%	0.25%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.82%	2.57%

Total Fund Operating Expenses (after current waivers and expense limitations) Excluding Dividend Expenses on Short Sales	1.50%	2.25%

16

FUND FEES AND EXPENSES

	Structured International
	Equity Flex Fund

	Class A		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	1.0%	[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[7]	2.0%		2.0%
Exchange Fees	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[4]

Management Fees[5]	1.10%		1.10%
Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[6]*	0.59%		0.59%

Total Fund Operating Expenses*	1.94%		2.69%

See page 18 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Structured International
	Equity Flex Fund

	Class A	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[4]
Management Fees[5]	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[6]	0.25%	0.25%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.60%	2.35%

17

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, as described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[4]	The Funds’ annual operating expenses have been estimated for the current fiscal year.

[5]	The Investment Adviser is entitled to a management fee from each Fund at an annual rate equal to the following percentages of the average daily net assets of each Fund:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

	1.00%	First $2 Billion
Structured U.S. Equity Flex	0.90	Over $2 Billion

	1.10%	First $2 Billion
Structured International Equity Flex	0.99	Over $2 Billion

[6]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of the Funds’ Class A and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, dividend expenses on short sales, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to 0.064% of each Fund’s average daily net assets. These expense reductions may be terminated at any time at the option of the Investment Adviser.
[7]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) of the Structured International Equity Flex Fund held for 30 calendar days or less.

18

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years

Structured U.S. Equity Flex	$780	$1,257
Class A Shares
Class C Shares
– Assuming complete redemption at end of period	$418	$971
– Assuming no redemption	$318	$971

Structured International Equity Flex
Class A Shares	$736	$1,126
Class C Shares
– Assuming complete redemption at end of period	$372	$835
– Assuming no redemption	$272	$835

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

19

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Structured U.S. Equity Flex Structured International Equity Flex

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

20

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rat	October 31, 2006

Structured U.S. Equity Flex	1.00% on the first $2 billion 0.90% over $2 billion	1.00%

Structured International Equity Flex	1.10% on the first $2 billion 0.99% over $2 billion	1.00%

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds is available in the respective Fund’s annual report dated October 31, 2006.

FUND MANAGERS

Global Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	More than $102 billion in equities currently under management

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Flex Structured International Flex	Since 2006 Since 2006	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Andrew Alford Senior Portfolio Manager	Senior Portfolio Manager— Structured U.S. Equity Flex Structured International Flex	Since 2006 Since 2006	Mr. Alford joined the Investment Adviser as a portfolio manager in 1998.

Our process is team-managed with coverage by multiple individuals in both account management and strategy research. The GQE team has significant depth: each portfolio manager has a thorough understanding of the model’s intricacies and participates in the ongoing research that keeps our process state-of-the-art in quantitative management. In addition, Mr. Jones and Mr. Alford are a part of the Investment Policy Committee (“IPC”), which includes the senior members of the

21

GQE group. The IPC is responsible for supervising and monitoring the process, implementation, and controls for all GQE investment products. Mr. Jones is the head of the IPC, and Mr. Alford has responsibility for the Funds’ day-to-day operations. The computer optimizer constructs the portfolio based on the team’s models and design, and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as

22

SERVICE PROVIDERS

the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

A Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with a Fund’s portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three

23

complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs, the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the Circuit Court of Appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Structured U.S. Equity Flex	Annually	Annually

Structured International Equity Flex	Annually	Annually

25

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by a Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

26

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling each Fund’s shares.

HOW TO BUY SHARES

How Can I Purchase Class A And Class C Shares Of The Funds?
You may purchase shares of a Fund through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from the Trust.

In order to make an initial investment in a Fund, you must furnish to a Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Funds

or
Goldman Sachs Funds P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds — (Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Funds may accept cashier’s checks or official bank checks.
—	For federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires, please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

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What Is My Minimum Investment In The Funds?

	Initial	Additional*

Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	$250	No Minimum

Uniform Gift/Transfer to Minor Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plans	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

The minimum investment requirement may be waived for certain mutual fund “wrap” programs at the discretion of the Trust’s officers. For these programs, no minimum amount is required for subsequent investments.

What Alternative Sales Arrangements Are Available?
Each Fund offers two classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class C	$1,000,000*

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class C	None

CDSC	Class A	1% on certain investments of $1 million or more if you sell within 18 months

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class C	None

*	No additional Class C Shares may be purchased by an investor either in an initial purchase or in subsequent purchases if the current market value of the shares owned and/or purchased equals or exceeds $1,000,000.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a

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SHAREHOLDER GUIDE

particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.
■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

A Fund may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Funds’ Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge). The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., CDSC’s or redemption fees). Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

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SHAREHOLDER GUIDE

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV (as adjusted for any applicable sales charge) next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable CDSC or redemption fee.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire

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payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00**	0.00**	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of a Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of

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SHAREHOLDER GUIDE

the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the chart on the preceding page, and as discussed further below and in the section titled “How Can the Sales Charge on Class A Shares Be Reduced?,” you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your Authorized Dealer or financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ Transfer Agent is properly notified, under the “Right of Accumulation” described below, the “Amount of Purchase” in the chart on the preceding page will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were acquired by purchase or exchange, and are held at the time of purchase by any of the following persons: (i) you, your spouse and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the Additional Statement. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares held at the time of purchase will be valued at their current market value.

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You should also note that if you provide the Transfer Agent a signed written Statement of Intention to invest (not counting reinvestments of dividends and distributions) in the aggregate, within a 13-month period, $50,000 or more in Class A Shares of one or more Goldman Sachs Funds any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the Additional Statement, information about sales charge discounts is available from your Authorized Dealer or financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;

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SHAREHOLDER GUIDE

■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your

35

entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, and certain other organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this option is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional

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SHAREHOLDER GUIDE

charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A AND C SHARES

What Else Do I Need To Know About The CDSC On Class A Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?
The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA in the same share class; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares.

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SHAREHOLDER GUIDE

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A or Class C Shares.

In addition to Class A and Class C Shares, each Fund also offers another class of shares to investors. This other share class is subject to different fees and expenses (which affect performance), has different minimum investment requirements and is entitled to different services. Information regarding this other share class may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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HOW TO SELL SHARES

How Can I Sell Class A And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC or redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a Medallion signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery:
Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares daily
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated in the current records of the Transfer Agent are not subject to the $50,000 limit

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The

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SHAREHOLDER GUIDE

written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

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■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, a Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions (with your Medallion signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of

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record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, a Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Structured International Equity Flex Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with participation in a systematic withdrawal program or automatic investment plan.
■	Redemptions of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.

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■	Redemptions of shares where a Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemptions of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exceptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the required Fund minimum as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior

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SHAREHOLDER GUIDE

written notice to allow you to purchase sufficient additional shares of the Funds in order to avoid such redemption.
■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.

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■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class of another Goldman Sachs Fund. Redemption of shares (including by exchange) of the Structured International Equity Flex Fund that are held for 30 calendar days or less (60 calendar days or less with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery—
Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.

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■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in a Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

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SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From The Funds Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from a Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You cannot make cross-reinvestments or automatic exchanges into a Fund unless the Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

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SHAREHOLDER GUIDE

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charge imposed on your purchases of Class A Shares and/or the imposition of a CDSC on your redemptions of Class A or Class C Shares.
■	Checks are normally mailed the next business day after your selected systematic withdrawal date of either the 15th or 25th of the month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 under the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

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If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at a Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to a Fund within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings;

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SHAREHOLDER GUIDE

assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments they receive and any potential conflicts of interest.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25% and 0.75%, respectively, of the Fund’s average daily net assets attributed to Class A and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

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The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices

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SHAREHOLDER GUIDE

of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Structured International Equity Flex Fund, certain other International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide – How To Sell Shares – What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Structured International Equity Flex Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide – How To Buy Shares – How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and

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criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, Employee Benefit Plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in a Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from a Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualifies for this favorable tax treatment may be reduced by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund’s ex-dividend date.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

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Each Fund’s transactions in derivatives (such as swaps and futures contracts) and short sales will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of derivatives and short sales may result in a Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives or engage in short sales.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of a Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s high portfolio turnover rate, or by investments in debt securities or foreign corporations. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

A Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, a Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Structured International Equity Flex Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term

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TAXATION

capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, a Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs a Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions of long-term capital gains and of short-term capital gains and qualified interest income paid to non-U.S. investors before October 31, 2008. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of each Fund’s historical portfolio turnover rates.

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APPENDIX A

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Short Selling. Each Fund expects to engage in short selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

Each Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require a Fund to post as collateral other securities that it owns. If a Fund reinvests the cash proceeds, a Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, a Fund might be required to liquidate long and short positions at times that may be disadvantageous to a Fund.

Each Fund also may make short sales against the box, in which a Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

Risks of Equity Swap Transactions. Equity swaps are two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return)

59

earned or realized on a particular predetermined asset (or group of assets), which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization

60

APPENDIX A

companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United

61

States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Structured International Equity Flex Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”)

62

APPENDIX A

and European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. On January 1, 2007, the euro became the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria became members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single

63

currency, a significant portion of the assets held by a Fund may be denominated in the euro.

Risks of Derivative Investments. A Fund’s transactions in futures, options on futures, swaps, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events. Each Fund may also invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-

64

APPENDIX A

income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, a Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, a Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

65

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with a Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Structured International Equity Flex Fund may enter into such transactions to seek to increase total return, which is considered a speculative practice. The Structured International Equity Flex Fund may also enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force a Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial

66

APPENDIX A

indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Structured International Equity Flex Fund may also purchase and sell futures contracts based on various securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and the Structured International Equity Flex Fund may also engage in futures transactions on foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase

67

and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if a Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

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APPENDIX A

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by a Fund are less than the repurchase price and a Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that a Fund’s interest in the collateral is not enforceable.

The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the

69

occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as a Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on an exchange and were initially offered to the public in 1996. The market prices of

70

APPENDIX A

iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and

71

credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, a Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Borrowings of securities in connection with short sales and other short positions are not subject to this limitation.

72

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if a Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

STRUCTURED U.S. EQUITY FLEX FUND

Structured
U.S. Equity Flex Fund—
Class A Shares

Period Ended
October 31,

2006[e]

Income from investment operations

Net asset value, beginning of period	$10.00

Net investment income[a]	— [b]

Net realized and unrealized gain	0.19

Total from investment operations	0.19

Net asset value, end of period	$10.19

Total return[c]	1.90%

Net assets, end of period (in 000s)	$16,962

Ratio of net expenses to average net assets (including dividend expenses for securities sold short)[d]	1.66%

Ratio of net expenses to average net assets (excluding dividend expenses for securities sold short)[d]	1.50%

Ratio of net investment loss to average net assets[d]	(0.18)%

Ratios assuming no expense reductions

Ratio of total expenses (including dividend expenses for securities sold short)[d]	6.40%

Ratio of total expenses (excluding dividend expenses for securities sold short)[d]	6.24%

Ratio of net investment loss to average net assets[d]	(4.92)%

Portfolio Turnover rate	28%

See page 76 for all footnotes.

73

STRUCTURED U.S. EQUITY FLEX FUND

Structured
U.S. Equity Flex Fund—
Class C Shares

Period Ended
October 31,

2006[e]

Income from investment operations

Net asset value, beginning of period	$10.00

Net investment income[a]	— [b]

Net realized and unrealized gain	0.18

Total from investment operations	0.18

Net asset value, end of period	$10.18

Total return[c]	1.80%

Net assets, end of period (in 000s)	$10

Ratio of net expenses to average net assets (including dividend expenses for securities sold short)[d]	2.28%

Ratio of net expenses to average net assets (excluding dividend expenses for securities sold short)[d]	2.25%

Ratio of net investment income to average net assets[d]	0.40%

Ratios assuming no expense reductions

Ratio of total expenses (including dividend expenses for securities sold short)[d]	7.97%

Ratio of total expenses (excluding dividend expenses for securities sold short)[d]	7.94%

Ratio of net investment loss to average net assets[d]	(5.29)%

Portfolio Turnover rate	28%

See page 76 for all footnotes.

74

APPENDIX B

STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Structured
International Equity Flex Fund—
Class A Shares

Period Ended
October 31,

2006[f]

Income from investment operations

Net asset value, beginning of period	$10.00

Net investment income[a]	— [b]

Net realized and unrealized gain	0.67

Total from investment operations	0.67

Net asset value, end of period	$10.67

Total return[c]	6.70%

Net assets, end of period (in 000s)	$31,009

Ratio of net expenses to average net assets[d]	1.60%

Ratio of net investment income (loss) to average net assets[d]	0.10%

Ratios assuming no expense reductions

Ratio of total expenses (to average net assets)[d]	4.53%

Ratio of net investment loss to average net assets[d]	(2.83)%

Portfolio Turnover rate	11%

See page 76 for all footnotes.

75

STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Structured
International Equity Flex Fund—
Class C Shares

Period Ended October 31,

2006[f]

Income (loss) from investment operations

Net asset value, beginning of period	$10.00

Net investment loss[a]	(0.02)

Net realized and unrealized gain	0.68

Total from investment operations	0.66

Net asset value, end of period	$10.66

Total return[c]	6.60%

Net assets, end of period (in 000s)	$113

Ratio of net expenses to average net assets[d]	2.35%

Ratio of net investment loss to average net assets[d]	(0.62)%

Ratios assuming no expense reductions

Ratio of total expenses (to average net assets)[d]	5.58%

Ratio of net investment loss to average net assets[d]	(3.85)%

Portfolio Turnover rate	11%

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Amount is less than $0.005 per share.
c	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
d	Annualized.
e	Commenced operations on September 29, 2006.
f	Commenced operations on July 31, 2006.

76

Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs Structured U.S. Equity Flex Fund
6	Goldman Sachs Structured International Equity Flex Fund

8 Other Investment Practices and Securities

10 Principal Risks of the Funds

15 Fund Performance

16 Fund Fees and Expenses

20 Service Providers

25 Dividends

27 Shareholder Guide
27	How To Buy Shares
40	How To Sell Shares

55 Taxation

58 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

73 Appendix B Financial Highlights

Structured Flex Funds Prospectus (Class A and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

539219

STUSFLEXAC

Prospectus

Institutional Shares

February 28, 2007

 GOLDMAN SACHS STRUCTURED FLEX FUNDS

■ Goldman Sachs Structured U.S. Equity Flex Fund ■ Goldman Sachs Structured International Equity Flex Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured U.S. Equity Flex Fund and the Structured International Equity Flex Fund. GSAM is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:
GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

GOLDMAN SACHS STRUCTURED FLEX FUNDS BUILDING BLOCKS

Step 1: Stock Selection
The Investment Adviser attempts to forecast expected returns on stocks for approximately 10,000 issuers globally on a daily basis using proprietary CORESM (“Computer-Optimized, Research-Enhanced”) models developed by the Global Quantitative Equity (“GQE”) team. These quantitative models are based on six investment themes—Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The model prefers stocks that trade at attractive prices relative to measures of intrinsic value, stocks of companies with above-average profit margins and sustainable earnings, and stocks of companies with investing and financing policies that enhance shareholder value. The model also prefers stocks with good momentum, and stocks about which fundamental research analysts are becoming more positive.

Step 2: Portfolio Construction
The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible, by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. A computer optimizer evaluates many different security combinations (considering

1

many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Fund’s benchmark.

In addition, the Funds are able to take short positions, which offers more opportunities to outperform. By taking short positions, the Investment Adviser is able to better reflect both its negative and positive views on individual stocks, and to seek higher outperformance. Short positions can also hedge risk in certain portfolio holdings, allowing larger overweight positions.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Funds.

The Goldman Sachs Structured U.S. Equity Flex Fund and the Goldman Sachs Structured International Equity Flex Fund are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio. Because the Funds have the flexibility to both buy securities long and sell securities short, they are called “Flex Funds.” The Funds’ returns will fluctuate, and are expected to be different than those of their performance benchmarks.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

PORTFOLIO WEIGHTINGS, SHORT SELLING AND SWAP TRANSACTIONS

The Goldman Sachs Structured U.S. Equity Flex Fund will seek to outperform its benchmark index, the S&P 500® Index, by overweighting issuers that the Investment Adviser believes are more likely to outperform the index while underweighting issuers the Investment Adviser believes will underperform the index. The Goldman Sachs Structured International Equity Flex Fund will seek to outperform its benchmark index, the MSCI® Europe, Australasia, Far East (“EAFE®”) Index, by overweighting issuers that the Investment Adviser believes are more likely to outperform the index while underweighting issuers the

2

GENERAL INVESTMENT MANAGEMENT APPROACH

Investment Adviser believes will underperform the index. To better express the Investment Adviser’s negative views, the Funds may also take short positions in equity securities, either directly or via derivatives.

One way a Fund may take a short position is by selling a security short. When a Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, a Fund must acquire the same security in the market and return it to the lender. If a Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. When a Fund makes a short sale, a Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose. When a Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

Another way a Fund may take either a long or short position in equity securities is through the use of derivatives on these securities. In particular, a Fund may use equity swaps to establish long and short equity positions without owning or taking physical custody of the securities involved. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the reference asset or other economic factors.

The Investment Adviser expects that it will usually maintain an approximate net 100% long exposure to the equity market. However, the long and short positions held by a Fund will vary in size as market opportunities change. Each Fund’s long positions and their equivalents may range between 90% and 150% of the value of a Fund’s net assets. Each Fund’s short positions may range between 0% and 50% of the value of a Fund’s net assets.

Short sales and equity swaps involve forms of leveraging, and the Funds may present more risk than other funds that do not engage in short selling or swap transactions. For example, a Fund’s long positions could decline in value at the same time that the value of the Fund’s short positions increases, thereby increasing the potential for loss. In addition, the investment of cash proceeds from a short sale in equity securities or other investments may increase further the volatility of each Fund’s net asset value (“NAV”) and investment performance, and may result in greater potential investment losses. Similarly, the prices of equity swaps can be very volatile and result in losses for the Funds. For additional information, see “Principal Risks of the Funds” beginning at page 10.

3

Fund Investment Objectives and Strategies

Goldman Sachs Structured U.S. Equity Flex Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	GFEIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments representing all major sectors of the U.S. economy. Because the Investment Adviser has both positive and negative views on stocks, the Fund may establish short positions.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.*

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, profitability, earnings, quality and momentum, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500® Index is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. In addition, the Fund seeks a

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before a change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

4

FUND INVESTMENT OBJECTIVE AND STRATEGIES

portfolio composed of companies with attractive valuations and stronger momentum characteristics than the S&P 500® Index. The Fund is not required to limit its investments to securities in the S&P 500® Index. For more information about the Fund’s purchases of equity investments, see “General Portfolio Risks” in “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques.”

The Fund may sell securities short, and may engage in swap transactions to establish both long and short positions. For information about short sales of securities and swap transactions by the Fund, please see “General Investment Management Approach—Portfolio Weightings, Short Selling and Swap Transactions” above and “Principal Risks of the Funds” below.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

5

Goldman Sachs Structured International Equity Flex Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged and net of dividend withholding taxes)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative, applied to international large-cap stocks

Symbols:	GIFLX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Because the Investment Adviser has both positive and negative views on stocks, the Fund may establish short positions.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries.

The Fund seeks broad representation of issuers across major countries and sectors of the international economy. The Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, profitability, earnings quality and momentum, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before a change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVE AND STRATEGIES

and industry characteristics similar to the EAFE® Index. The EAFE® Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index. The Fund is not required to limit investments to securities within the EAFE® Index. For more information about the Fund’s purchases of equity investments, see “General Portfolio Risks” in “Appendix A—Additional Information on Portfolio Risk, Securities and Techniques.”

The Fund may sell securities short, and may engage in swap transactions to establish both long and short positions. For information about short sales of securities and swap transactions by the Fund, please see “General Investment Management Approach—Portfolio Weightings, Short Selling and Swap Transactions” above and “Principal Risks of the Funds” below.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

7

Other Investment Practices
and Securities

The table below and the table on the following page identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen-calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top-ten holdings subject to a ten-calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation	Structured	Structured
on usage; limited only by the	U.S.	International
objectives and strategies of the Funds	Equity	Equity
— Not permitted	Flex	Flex
	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3

Cross Hedging of Currencies	•	•

Currency Swaps*	—	•

Custodial Receipts and Trust Certificates	•	•

Equity Swaps*	•	•

Foreign Currency Transactions**	•	•

Futures Contracts and Options on Futures Contracts	•[1]	•

Investment Company Securities (including exchange traded funds)	10	10

Repurchase Agreements	•	•

Short Sales	50	50

Unseasoned Companies	•	•

Warrants and Stock Purchase Rights	•	•

When-Issued Securities and Forward Commitments	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Limited by the amount the Fund invests in foreign securities.
[1]	The Structured U.S. Equity Flex Fund may enter into futures transactions only with respect to the S&P 500® Index.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of Total Assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation	Structured	Structured
on usage; limited only by the	U.S.	International
objectives and strategies of the Funds	Equity	Equity
— Not permitted	Flex	Flex
	Fund	Fund

Investment Securities

American, European and Global Depositary Receipts	•[2]	•

Bank Obligations[3]	•	•

Corporate Debt Obligations[3]	•	•

Equity Investments	80+	80+

Fixed-Income Securities[3,4]	20	20

Foreign Securities	•[5]	•

Foreign Government Securities	—	•[3]

Real Estate Investment Trusts	•	•

Structured Securities*	•	•

Temporary Investments	35	35

U.S. Government Securities[3]	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
[2]	The Structured U.S. Equity Flex Fund may not invest in European Depositary Receipts.
[3]	Limited by the amount the Funds invests in fixed-income securities and limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.
[4]	Fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[5]	Equity securities of foreign issuers must be traded in the United States.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable	Structured U.S.	Structured International
— Not applicable	Equity Flex Fund	Equity Flex Fund

Short Selling	•	•

Swaps	•	•

Credit/ Default	•	•

Foreign	—	•

Stock	•	•

Derivatives	•	•

Management	•	•

Market	•	•

Liquidity	•	•

Investment Style	•	•

Geographic	—	•

All Funds:

Short Selling Risk:
Short selling involves leverage of a Fund’s assets and presents various risks. In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a broker or other institution. A Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that a Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, a Fund is then obligated to “cover” the short sale by purchasing and returning the security to the lender on a later date. A Fund cannot guarantee that the security necessary to cover a short position will be available for purchase at the time a Fund wishes to close a short position or, if available, that the security will be available at an acceptable price. If the borrowed security has appreciated in value, a Fund will be required to pay more for the replacement security than the amount it received for selling the security short. Moreover, purchasing a

10

PRINCIPAL RISKS OF THE FUNDS

security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, a Fund may realize a gain. A Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.

While a Fund has an open short position, it is subject to the risk that the security’s lender will terminate the loan at a time when a Fund is unable to borrow the same security from another lender. If this happens, a Fund may be required to buy the replacement shares immediately at the security’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, a Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, a Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits a Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Due to local restrictions, the Structured International Equity Flex Fund may not be able to engage in short sales in certain foreign countries where it maintains long positions. These restrictions may limit the Fund’s ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goal.

Swaps Risk:

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in equity swaps may be significant.

11

These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in equity securities and short sales.

Transactions in equity swaps can involve greater risks than if a Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under an equity swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of equity swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of equity swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As investment companies registered with the SEC, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e. a Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the swaps.

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PRINCIPAL RISKS OF THE FUNDS

Other Risks:

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase a Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results. For example, if a Fund’s long and short positions do not perform as anticipated by the Investment Adviser, a Fund’s potential losses could exceed those of other funds that hold only long stock positions.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

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Specific Funds:

■	Foreign Risk—The Structured International Equity Flex Fund is subject to the risk that when the Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Funds will also be subject to the risk of negative foreign currency rate fluctuations.
■	Geographic Risk—Concentration of the investments of the Structured International Equity Flex Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Fund Performance

HOW THE FUNDS HAVE PERFORMED

No performance for the Funds is provided because the Funds have less than one calendar year’s performance.

15

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

	Structured	Structured
	U.S.	International
	Equity	Equity
	Flex Fund	Flex Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	2.0% [1]
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	1.00%	1.10%
Distribution and Service (12b-1) Fees	None	None

Other Expenses:	1.00%	0.44%
Dividend Expenses on Short Sales	0.32%	None
All Other Expenses4*	0.68%	0.44%

Total Fund Operating Expenses*	2.00%	1.54%

See page 17 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Structured	Structured
	U.S.	International
	Equity	Equity
	Flex Fund	Flex Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	1.00%	1.10%
Distribution and Service (12b-1) Fees	None	None

Other Expenses:	0.42%	0.10%
Dividend Expenses on Short Sales	0.32%	None
All Other Expenses[4]	0.10%	0.10%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.42%	1.20%

Total Fund Operating Expenses (after current waivers and expense limitations) Excluding Dividend Expenses on Short Sales	1.10%	1.20%

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FUND FEES AND EXPENSES

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) of the Structured International Equity Flex Fund held for 30 calendar days or less.
[2]	The Funds’ annual operating expenses have been estimated for the current fiscal year.
[3]	The Investment Adviser is entitled to a management fee from each Fund at an annual rate equal to the following percentages of the average daily net assets of each Fund:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured U.S. Equity Flex	1.00%	First $2 Billion
	0.90	Over $2 Billion

Structured International Equity Flex	1.10%	First $2 Billion
	0.99	Over $2 Billion

[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Funds’ Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, dividend expenses on short sales, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to 0.064% of each Fund’s average daily net assets. These expense reductions may be terminated at any time at the option of the Investment Adviser.

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Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years

Structured U.S. Equity Flex	$203	$627

Structured International Equity Flex	$157	$486

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

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Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Structured U.S. Equity Flex Structured International Equity Flex

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2006, GSAM had assets under management of $627.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

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MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	October 31, 2006

Structured U.S. Equity Flex	1.00% on the first $2 billion 0.90% over $2 billion	1.00%

Structured International Equity Flex	1.10% on the first $2 billion 0.99% over $2 billion	1.10%

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds is available in the respective Fund’s annual report dated October 31, 2006.

FUND MANAGERS

Global Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	More than $102 billion in equities currently under management

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Flex Structured International Flex	Since 2006 Since 2006	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Andrew Alford Senior Portfolio Manager	Senior Portfolio Manager— Structured U.S. Equity Flex Structured International Flex	Since 2006 Since 2006	Mr. Alford joined the Investment Adviser as a portfolio manager in 1998.

Our process is team-managed with coverage by multiple individuals in both account management and strategy research. The GQE team has significant depth: each portfolio manager has a thorough understanding of the model’s intricacies and participates in the ongoing research that keeps our process state-of-the-art in

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SERVICE PROVIDERS

quantitative management. In addition, Mr. Jones and Mr. Alford are a part of the Investment Policy Committee (“IPC”), which includes the senior members of the GQE group. The IPC is responsible for supervising and monitoring the process, implementation, and controls for all GQE investment products. Mr. Jones is the head of the IPC, and Mr. Alford has responsibility for the Funds’ day-to-day operations. The computer optimizer constructs the portfolio based on the team’s models and design, and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which

21

have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

A Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with a Fund’s portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing

22

SERVICE PROVIDERS

substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs, the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the Circuit Court of Appeals on similar litigation.

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Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Structured U.S. Equity Flex	Annually	Annually

Structured International Equity Flex	Annually	Annually

25

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by a Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

26

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Funds will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

In order to make an initial investment in a Fund, you must furnish to a Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance (less any applicable redemption fee in the case of redemption orders).
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

27

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust. These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative, and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds based, at least in part, on the level of compensation paid. You should contact your authorized dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses

28

SHAREHOLDER GUIDE

(which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware acts in a fiduciary capacity (i.e., as agent or trustee);

29

certain mutual fund “wrap” programs; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment requirements.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Funds’ Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay when you buy Institutional Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell Institutional Shares is a Fund’s next determined NAV for a share class, with the redemption proceeds reduced by any applicable charge (e.g., redemption fees). Each Fund calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of each Fund’s investments may be determined in good faith under procedures established by the Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

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One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV (as adjusted for any applicable sales charge) next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire

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SHAREHOLDER GUIDE

payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days the Funds are closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, the Funds will redeem their Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form, subject to any applicable redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ A Medallion signature guarantee may be required (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 06050-6306 Chicago, IL 60606

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

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Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person designated in the current records of the Transfer Agent with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). For direct accounts, to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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SHAREHOLDER GUIDE

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in the current records of the Transfer Agent. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Funds or the fair determination of the value of the Funds’ net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Funds will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions (with your Medallion signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, a Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Structured International Equity Flex Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund and is

35

intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with participation in a systematic withdrawal program or automatic investment plan.
■	Redemptions of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemptions of shares where a Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemptions of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

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SHAREHOLDER GUIDE

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exceptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an Institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Institution with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 calendar days or less (60 calendar days or less with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

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SHAREHOLDER GUIDE

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and a monthly statement. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

In addition, Institutions and other financial intermediaries will be responsible for providing any communications from the Funds to their respective shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 under the Investment Company Act.

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RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Structured International Equity Flex Fund, certain other International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide – How To Sell Shares – What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Structured International Equity Flex Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide – How To Buy Shares – How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information

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SHAREHOLDER GUIDE

relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in a Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from a Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualifies for this favorable tax treatment may be reduced by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund’s ex-dividend date.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

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TAXATION

Each Fund’s transactions in derivatives (such as swaps and futures contracts) and short sales will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of derivatives and short sales may result in a Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives or engage in short sales.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of a Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s high portfolio turnover rate, or by investments in debt securities or foreign corporations. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

A Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, a Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Structured International Equity Flex Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term

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capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, a Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs a Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions of long-term capital gains and of short-term capital gains and qualified interest income paid to non-U.S. investors before October 31, 2008. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of each Fund’s historical portfolio turnover rates.

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The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Short Selling. Each Fund expects to engage in short selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

Each Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require a Fund to post as collateral other securities that it owns. If a Fund reinvests the cash proceeds, a Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, a Fund might be required to liquidate long and short positions at times that may be disadvantageous to a Fund.

Each Fund also may make short sales against the box, in which a Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

Risks of Equity Swap Transactions. Equity swaps are two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return)

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APPENDIX A

earned or realized on a particular predetermined asset (or group of assets), which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization

47

companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United

48

APPENDIX A

States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Structured International Equity Flex Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”)

49

and European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. On January 1, 2007, the euro became the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria became members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single

50

APPENDIX A

currency, a significant portion of the assets held by a Fund may be denominated in the euro.

Risks of Derivative Investments. A Fund’s transactions in futures, options on futures, swaps, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events. Each Fund may also invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-

51

income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, a Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, a Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

52

APPENDIX A

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with a Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Structured International Equity Flex Fund may enter into such transactions to seek to increase total return, which is considered a speculative practice. The Structured International Equity Flex Fund may also enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force a Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial

53

indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Structured International Equity Flex Fund may also purchase and sell futures contracts based on various securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and the Structured International Equity Flex Fund may also engage in futures transactions on foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase

54

APPENDIX A

and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if a Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

55

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by a Fund are less than the repurchase price and a Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that a Fund’s interest in the collateral is not enforceable.

The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the

56

APPENDIX A

occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as a Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on an exchange and were initially offered to the public in 1996. The market prices of

57

iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and

58

APPENDIX A

credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, a Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Borrowings of securities in connection with short sales and other short positions are not subject to this limitation.

59

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if a Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

STRUCTURED U.S. EQUITY FLEX FUND

Structured
U.S. Equity Flex Fund
Institutional Shares

Period Ended
October 31,

2006[d]

Income from investment operations

Net asset value, beginning of period	$10.00

Net investment income[a]	0.01

Net realized and unrealized gain	0.18

Total from investment operations	0.19

Net asset value, end of period	$10.19

Total return[b]	1.90%

Net assets, end of period (in 000s)	$21,640

Ratio of net expenses to average net assets (including dividend expenses for securities sold short)[c]	1.24%

Ratio of net expenses to average net assets (excluding dividend expenses for securities sold short)[c]	1.10%

Ratio of net investment income to average net assets[c]	1.41%

Ratios assuming no expense reductions

Ratio of total expenses (including dividend expenses for securities sold short)[c]	5.84%

Ratio of total expenses (excluding dividend expenses for securities sold short)[c]	5.70%

Ratio of net investment loss to average net assets[c]	(3.19)%

Portfolio turnover rate	28%

See page 62 for all footnotes.

60

APPENDIX B

STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Structured
International Equity Flex Fund
Institutional Shares

Period Ended
October 31,

2006[e]

Income from investment operations

Net asset value, beginning of period	$10.00

Net investment income[a]	0.02

Net realized and unrealized gain	0.67

Total from investment operations	0.69

Net asset value, end of period	$10.69

Total return[b]	6.90%

Net assets, end of period (in 000s)	$23,212

Ratio of net expenses to average net assets[c]	1.20%

Ratio of net investment income to average net assets[c]	0.82%

Ratios assuming no expense reductions

Ratio of total expenses (to average net assets)[c]	4.48%

Ratio of net investment loss to average net assets[c]	(2.46)%

Portfolio turnover rate	11%

See page 62 for all footnotes.

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Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
c	Annualized.
d	Commenced operations on September 29, 2006.
e	Commenced operations on July 31, 2006.

62

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Index

1	General Investment Management Approach

4	Fund Investment Objectives and Strategies
	4	Goldman Sachs Structured U.S. Equity Flex Fund
	6	Goldman Sachs Structured International Equity Flex Fund

8	Other Investment Practices and Securities

10	Principal Risks of the Funds

15	Fund Performance

16	Fund Fees and Expenses

19	Service Providers

25	Dividends

27	Shareholder Guide
	27	How To Buy Shares
	33	How To Sell Shares

42	Taxation

45	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

60	Appendix B Financial Highlights

Structured Flex Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

STUSFLEXINS